UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22132

Aberdeen Funds

(Exact name of registrant as specified in charter)

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

(Address of principal executive offices) (Zip code)

Lucia Sitar, Esquire

c/o Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

(Name and address of agent for service)

With Copies to:

Rose F. DiMartino, Esq.

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Registrant’s telephone number, including area code: (215) 405-2400

Date of fiscal year end: October 31

Date of reporting period: April 30, 2010

Item 1.	Reports to Stockholders.

The Semi-Annual Report to Stockholders is filed herewith.

SEMIANNUAL REPORT

ABERDEEN FUNDS EQUITY SERIES

APRIL 30, 2010

Aberdeen China Opportunities Fund

Aberdeen Emerging Markets Fund

Aberdeen Equity Long-Short Fund

Aberdeen Global Equity Fund

Aberdeen Global Financial Services Fund

Aberdeen Global Small Cap Fund

Aberdeen International Equity Fund

Aberdeen Natural Resources Fund

Aberdeen Small Cap Fund

Aberdeen U.S. Equity Fund

Letter to Shareholders	Page 1
Market Review	Page 2
Aberdeen China Opportunities Fund	Page 3
Aberdeen Emerging Markets Fund	Page 7
Aberdeen Equity Long-Short Fund	Page 12
Aberdeen Global Equity Fund	Page 18
Aberdeen Global Financial Services Fund	Page 23
Aberdeen Global Small Cap Fund	Page 27
Aberdeen International Equity Fund	Page 32
Aberdeen Natural Resources Fund	Page 37
Aberdeen Small Cap Fund	Page 41
Aberdeen U.S. Equity Fund	Page 47

Financial Statements	Page 52

Notes to Financial Statements	Page 90
Shareholder Expense Examples	Page 105

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23, 1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Aberdeen Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Commission’s website at www.sec.gov.

Letter to Shareholders

June 24, 2010

Dear Valued Shareholder:

Welcome to the 2010 Aberdeen Funds Semi-Annual Report covering the activities for the six-month period ended April 30, 2010.

Aberdeen Funds named one of Barron’s best

We are very proud to inform you that the February 1, 2010 edition of Barron’s named Aberdeen Funds as one of the Best Mutual Fund Families in the annual survey. Among the 61 leading mutual fund families, Aberdeen was ranked #3 for the one-year period ending December 31, 2009. Barron’s recognized Aberdeen with a ranking of #1 within the Taxable Bond Funds category in addition to #6 and #8 in the U.S. Equity and World Equity Funds categories, respectively.

Equity Long-Short Fund repeats as Lipper winner

Aberdeen Asset Management Inc.’s U.S. Equity team repeated a victory at this year’s 2010 Lipper Fund Awards for the Aberdeen Equity Long-Short Fund, Institutional Share Class: (GGUIX). The Fund was cited as the “Best Long/Short Equity Fund” at the 2010 Lipper Fund Awards.

Accolades such as these have assisted us to gain recognition within the investment community. As of May 31, 2010, Aberdeen Funds have approximately $4 billion in assets under management and we continue to develop a wider audience of investors.

Corporate Citizenship

Aberdeen Asset Management Inc. was honored to announce its sponsorship of the 2010 Aberdeen Dad Vail Regatta in Philadelphia on May 7-8, 2010. The Regatta is the largest collegiate rowing competition in the U.S. and has been a hallmark event for Philadelphia and participating universities since 1953. We believe the Regatta’s focus on athletic and academic achievement and teamwork aligns well with our own corporate goals. More information on the sponsorship may be found at www.aberdeen-asset.us/dadvail

Market Outlook

Global markets are enduring greater volatility as there are growing concerns about the ongoing fiscal crisis in several Eurozone countries, China’s tightening of monetary policy, and the possible implications of the proposed increased regulatory oversight of the financial industry in the U.S. Global equity markets were nonetheless able to gain ground during the period amid improving economic data and generally better-than-expected corporate earnings results.

We remain cautious on the market outlook for the remainder of the year, and into 2011, but believe that our diligent investment process will continue to enable us to find quality companies in which to invest for the long term. Anne Richards, the Aberdeen Group’s Chief Investment Officer, provides you with a detailed insight on the marketplace in the Global Market Review and Outlook on the following page.

We thank you for your investment with us.

Very kindly yours,

Gary Marshall

President

Aberdeen Funds

Important Information

The Aberdeen Equity Long- Short Fund invests in U.S. equity securities of any size and seeks to achieve its objective through the purchase and short sale of securities. With a long position, the Fund purchases a stock outright; with a short position, the Fund sells a security that it does not own and must borrow to meet its settlement obligations. There are special risks associated with selling securities short. A short position will lose value as the securities price increases. Theoretically, the loss on a short sale can be unlimited. The use of leverage will also increase market exposure and magnify risk. Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Partnering with mutual fund tracking firm Lipper, the Barron’s mutual fund family survey ranks best overall fund family performance with distinct weightings for each fund category reviewed: 41.42% for U.S. equity, 14.49% for world equity, 16.27% for mixed equity, 23.16% for taxable bonds and 4.66% for tax-exempt bonds. Fund returns are measured against those of all funds in its Lipper category and do not reflect any sales charges or 12b-1 fees. All fund rankings listed are based on Barron’s review of 61 Fund Families.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investing in mutual funds involves risk, including possible loss of principal. There is no assurance that the investment objective of any fund will be achieved.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read the prospectus carefully before investing any money.

2010 Semiannual Report

Market Review (Unaudited)

Anne Richards, Chief Investment Officer – Aberdeen Asset Management

Global equity markets extended their gains during the six-month period ended April 30, 2010, boosted by a stream of positive economic news and supportive central bank monetary policies. The U.S. market was the strongest performer, with the S&P 500® Index climbing 15.7%, versus the respective 12.5% and 6.0% returns of the MSCI Emerging Markets and MSCI All Country World ex. U.S. indices. The Eurozone lagged other developed markets amid worries about the impact of Greece’s credit problems on the region. The global economy expanded in the fourth quarter of 2009 and the first quarter of 2010, which was largely attributable to inventory restocking and government stimulus efforts. Developed countries generally held their benchmark interest rates steady, with the U.S. federal funds rate remaining in a narrow range of 0 to 0.25%, and continued expansionary fiscal policies while certain emerging market countries, particularly in Asia, began to raise rates.

Many companies reported better-than-expected earnings results for the first quarter of 2010. Banks, in particular, garnered record profits as the trading environment stabilized. Nonetheless, investor confidence remained fragile. Equity markets declined in January as China tightened bank-lending standards and the U.S. government proposed to limit the size of financial institutions. European stocks fell sharply late in the period after it was revealed that Greece’s fiscal deficit was not only much larger than had been previously reported, but was well above the maximum ratio permitted by the European Union. In early May, however, the country agreed to drastic austerity measures in exchange for a €110 billion (approximately US$136 billion) Eurozone-International Monetary Fund bailout package.

In the U.S., there were two notable developments late in the reporting period. Congress passed legislation aimed at improving access to healthcare services for the estimated 15% of the population which does not already have private or government-aided health insurance. The projected $938 billion cost of the plan over 10 years will be shared by taxpayers and the industry. The diminished uncertainty about the fate of the legislation lifted investor sentiment. Additionally, Congress also began to debate a financial services reform package aimed at reducing risks in the financial system. Proposals range from forcing companies to improve their disclosure to their customers to controlling the types of risk-taking activities in which they can engage. Gross domestic product rose 3.2% in the first quarter of 2010, driven by an increase in consumer spending and the continuing effects of the government economic stimulus plan enacted early in 2009. Nonetheless, the employment situation remains troubling, with the unemployment rate still hovering around 10%.

The financial problems in the Eurozone also had a negative impact on global fixed income markets, with the Barclays Capital Global Aggregate Bond Index returning –1.6% for the semiannual period. The peripheral European markets of Greece, Portugal and Spain were the weakest performers due to ongoing concerns over their fiscal deficits, while U.S. and UK government bonds also posted losses. The U.S. dollar appreciated against most developed-country currencies, benefiting from improvement in investor sentiment and the performance of the U.S. economy, along with the apparent worsening situation in the peripheral European economies. However, the gains were limited as other investors used the dollar as a funding currency for investments in higher-yielding currencies and asset classes. The U.S. municipal bond market continued to benefit from strong inflows. As had been the case in most of 2009, investors continued to move money out of low-yielding money market funds and into municipal securities over the semiannual period.

While anxiety surrounds the economic outlook for 2011 and beyond, we believe that a slowly improving environment should be sustained in the short term. Government stimulus is promoting activity which has triggered uncertainty as to what happens when that stimulus is removed. Corporate fortunes, however, are improving, and this possibly could provide a respite for fiscal budget deficits – and, ultimately, individual households – as unemployment stabilizes. Inflation is a long way from becoming a widespread problem as activity in both the product and labor markets remains sluggish. Even in the Asian and emerging countries, we feel that inflationary pressure should not present too great a problem to overcome. Therefore, we believe that monetary policy should remain generally accommodative, even though investors may speculate about a change in strategy as data continues to show improvement into the second half of the year.

Semiannual Report 2010

Aberdeen China Opportunities Fund (Unaudited)

The Aberdeen China Opportunities Fund (Class A at NAV) returned 7.13% for the semiannual period ended April 30, 2010, versus 0.90% for its benchmark, MSCI Zhong Hua Index. For broader comparison, the average return for the Fund’s Lipper peer category of China Region Funds (consisting of 78 funds) was 6.62% for the period.

China and Hong Kong equities posted positive returns during the reporting period, though they lagged their global emerging market peers. Early in the period, stock prices were driven by loose monetary conditions and brighter economic prospects, notwithstanding worries about the heavy supply of new shares and Dubai’s debt problems. However, in January, markets slumped as gathering concerns about resurgent inflation, asset bubbles and deteriorating credit quality led the Chinese mainland’s central bank to increase lenders’ required reserves and order several banks to restrict new loans. Although markets subsequently rebounded amid growing confidence in the global recovery, unease that policy action could stymie China’s vigorous growth persisted, while anxiety over Greece’s acute fiscal woes clouded investor sentiment. The Chinese government’s increasingly stringent measures to contain escalating house prices also had a pronounced impact on market sentiment late in the period.

The primary individual stock contributors to the Fund’s relative return for the period were Singapore exchange-listed, Hong Kong-based conglomerate Jardine Strategic; apparel retailer Giordano International; and semiconductor equipment manufacturer ASM Pacific Technology. Shares of Jardine Strategic registered strong gains due to upbeat full-year 2009 earnings results. The stock also was bolstered by the favorable first-quarter performance of its Indonesian subsidiary Astra International, as well as encouraging trading updates from its retailing and property divisions. Investors also reacted positively to the company’s offer to buy back its own shares. Similarly, Giordano International impressed with robust results that were attributable to strict cost controls and a better merchandise mix, while improved retail sentiment in China and Hong Kong also supported its stock price. ASM Pacific’s shares were buoyed by optimism about a broader recovery in the technology sector and the company’s better-than expected full-year 2009 results, spurred by record sales and profit growth as demand revived.

The main detractors from Fund performance were holdings in property developer Yanlord Land; Hong Kong exchange-listed conglomerate Swire Pacific; and general merchandise retailer AEON Stores (Hong Kong). Yanlord’s share price suffered from concerns about the Chinese government’s measures to stem fast-rising housing prices, even though the company posted steady full-year profits and, in our view, is well-positioned to take advantage of any market consolidation. Swire Pacific’s share price slid after it disclosed plans for a public offering of its property division. The offering was later shelved because of unfavorable market conditions. Lackluster full-year results, largely the consequence of rising costs associated with new store openings, hampered AEON Stores’ share price. Encouragingly, however, the retailer posted a double-digit rise in same-store sales growth and we believe that its long-term outlook remains positive.

We established two new positions during the period. Huaxin Cement Co. is China’s leading cement producer. Majority-owned by Holcim, a Swiss building products manufacturer, Huaxin’s management has been prudent in capacity expansion and is focusing on balance sheet and cash-flow management. China Resources Enterprise’s core businesses encompass retail, beverage, and food processing and distribution. The company is financially sound and we believe that it has an effective management team.

The Fund’s largest stock positions at the end of the reporting period include Jardine Strategic Holdings, Swire Pacific and China Mobile. Jardine Strategic is a Singapore exchange-listed, Hong Kong-based conglomerate with substantial interests in the property, retail and auto-related businesses. We feel that the company is particularly well managed and has maintained a sound business model and a superior balance sheet. Another conglomerate, Hong Kong exchange-listed conglomerate Swire Pacific, has been increasing exposure to China through its aviation, industrial and property businesses. China Mobile, the largest mobile telecom operator on the mainland, has been facing intense domestic competition after Chinese government authorities restructured the sector. To its credit, however, the telecom is still in a net cash position and we remain optimistic about the company’s prospects, given its excellent infrastructure and plans to grow by offering more value-added services and tapping the vast rural market.

Portfolio Management:

Aberdeen Asia Pacific Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Recent short-term performance is not typical and may not be achieved in the future. Investors should be aware that these returns were primarily achieved during favorable market conditions. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Concentrating investments in China and Hong Kong subject the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

Foreign securities are generally more volatile, harder to price and less liquid than U.S. securities. These risks are increased in emerging market and Asian region countries.

Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Please read the prospectus for more detailed information regarding these risks.

2010 Semiannual Report

Aberdeen China Opportunities Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2010)		Six Months†	1 Yr.	5 Yr.	Inception[2]	Gross Expense Ratio*	Net Expense Ratio*
Class A	w/o SC	7.13%	56.06%	17.99%	19.05%	2.85%	1.90%
	w/SC3	0.98%	47.13%	16.59%	17.84%
Class B	w/o SC	6.69%	54.88%	17.11%	18.17%	3.60%	2.65%
	w/SC4	1.69%	49.88%	16.89%	18.10%
Class C	w/o SC	6.70%	54.82%	17.08%	18.14%	3.60%	2.65%
	w/SC5	5.70%	53.82%	17.08%	18.14%
Class R6	w/o SC	6.95%	55.72%	17.69%	18.71%	3.10%	2.15%
Institutional Service Class[6]	w/o SC	7.24%	56.42%	18.25%	19.30%	2.60%	1.65%
Institutional Class[6]	w/o SC	7.03%	56.15%	18.24%	19.31%	2.60%	1.65%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

†	Not annualized.
*	As of March 1, 2010. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2011. Please see the Fund’s most recent prospectus for details.
1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on June 29, 2004.
3	A 5.75% front-end sales charge was deducted.
4	A contingent deferred sales charge (CDSC) was deducted. The CDSC starts at 5.00% during the 1st year and declines to 0.00% after 6 years and is not deducted from total returns after 6 years.
5	A 1.00% (CDSC) was deducted from the six month and one year returns because it is charged when you sell Class C shares within the first year after purchase.
6	Not subject to any sales charges.

Semiannual Report 2010

Aberdeen China Opportunities Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2010)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen China Opportunities Fund, Morgan Stanley Capital International (MSCI) Zhong Hua Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI Zhong Hua Index is an unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure the performance of stocks in the developed markets of China and Hong Kong. The index gives one-third of its weightings to China stocks and the remainder to Hong Kong stocks. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2010

Asset Allocation
Common Stocks	99.5%
Other assets in excess of liabilities	0.5%
100.0%

Top Industries
Real Estate Management & Development	18.1%
Commercial Banks	13.3%
Oil, Gas & Consumable Fuels	8.4%
Industrial Conglomerates	8.2%
Wireless Telecommunication Services	6.0%
Hotels, Restaurants & Leisure	5.4%
Food & Staples Retailing	4.6%
Textiles, Apparel & Luxury Goods	4.6%
Semiconductors & Semiconductor Equipment	4.3%
Road & Rail	3.5%
Other	23.6%
100.0%

Top Holdings
Jardine Strategic Holdings Ltd.	8.2%
Swire Pacific Ltd., Class B	6.9%
China Mobile Ltd.	6.0%
Standard Chartered PLC (HK Listing)	4.6%
ASM Pacific Technology Ltd.	4.3%
Sun Hung Kai Properties Ltd.	4.0%
Hang Lung Group Ltd.	4.0%
CNOOC Ltd.	3.9%
PetroChina Co. Ltd.	3.8%
Wing Hang Bank Ltd.	3.8%
Other	50.5%
100.0%

Top Countries
Hong Kong	85.9%
China	11.6%
Singapore	2.0%
Other	0.5%
100.0%

2010 Semiannual Report

Statement of Investments (Unaudited)

April 30, 2010

Aberdeen China Opportunities Fund

	Shares or Principal Amount	Value
COMMON STOCKS (99.5%)
CHINA (11.6%)
Commercial Banks (2.0%)
China Merchants Bank Co. Ltd. (a)	358,833	$879,694
Construction Materials (0.8%)
Huaxin Cement Co. Ltd., B Shares (a)	180,000	378,787
Gas Utilities (2.4%)
Xinao Gas Holdings Ltd. (a)	346,000	1,044,234
Oil, Gas & Consumable Fuels (4.5%)
PetroChina Co. Ltd. (a)	1,462,000	1,683,642
PetroChina Co. Ltd. ADR	2,512	289,206
		1,972,848
Textiles, Apparel & Luxury Goods (1.9%)
Li Ning Co. Ltd. (a)	215,000	825,191
		5,100,754
HONG KONG (85.9%)
Commercial Banks (11.3%)
Dah Sing Banking Group Ltd.*(a)	932,000	1,258,738
Standard Chartered PLC (HK Listing) (a)	75,000	2,027,388
Wing Hang Bank Ltd. (a)	165,500	1,677,731
		4,963,857
Consumer Finance (3.3%)
AEON Credit Service (Asia) Co. Ltd. (a)	984,000	846,518
Public Financial Holdings Ltd. (a)	1,170,000	612,691
		1,459,209
Containers & Packaging (1.0%)
Hung Hing Printing Group Ltd. (a)	1,440,000	449,972
Distributors (2.2%)
Integrated Distribution Services Group Ltd. (a)	534,000	965,834
Diversified Telecommunication Services (1.9%)
Asia Satellite Telecommunications Holdings Ltd. (a)	540,000	819,305
Electric Utilities (0.9%)
CLP Holdings Ltd. (a)	59,000	413,331
Food & Staples Retailing (4.6%)
China Resources Enterprises Ltd. (a)	196,000	691,516
Convenience Retail Asia Ltd. (a)	902,000	228,669
Dairy Farm International Holdings Ltd. (a)	161,100	1,107,242
		2,027,427
Hotels, Restaurants & Leisure (5.4%)
Cafe De Coral Holdings Ltd. (a)	316,000	762,424
Hongkong & Shanghai Hotels Ltd. (The) (a)	1,027,000	1,621,397
		2,383,821
Industrial Conglomerates (8.2%)
Jardine Strategic Holdings Ltd. (a)	170,000	3,580,228

	Shares or Principal Amount	Value
Marine (1.0%)
Pacific Basin Shipping Ltd. (a)	555,000	$420,385
Multiline Retail (3.4%)
AEON Stores (Hong Kong) Co. Ltd.	952,000	1,495,949
Oil, Gas & Consumable Fuels (3.9%)
CNOOC Ltd. (a)	979,000	1,722,089
Real Estate Management & Development (16.1%)
Hang Lung Group Ltd. (a)	356,000	1,739,215
Sun Hung Kai Properties Ltd. (a)	127,000	1,760,791
Swire Pacific Ltd., Class A (a)	48,500	542,007
Swire Pacific Ltd., Class B (a)	1,420,000	3,007,564
		7,049,577
Road & Rail (3.5%)
MTR Corp. Ltd. (a)	437,500	1,533,201
Semiconductors & Semiconductor Equipment (4.3%)
ASM Pacific Technology Ltd. (a)	201,000	1,895,222
Specialty Retail (2.9%)
Giordano International Ltd. (a)	2,750,000	1,271,918
Textiles, Apparel & Luxury Goods (2.7%)
Texwinca Holdings Ltd. (a)	1,104,000	1,179,366
Transportation Infrastructure (3.3%)
Hong Kong Aircraft Engineering Co. Ltd. (a)	112,800	1,430,211
Wireless Telecommunication Services (6.0%)
China Mobile Ltd. (a)	271,000	2,652,917
		37,713,819
SINGAPORE (2.0%)
Real Estate Management & Development (2.0%)
Yanlord Land Group Ltd. (a)	730,000	901,765
Total Common Stocks		43,716,338
Total Investments (Cost $30,611,498) (b)—99.5%		43,716,338

Other assets in excess of liabilities—0.5%		201,638
Net Assets—100.0%		$43,917,976

*	Non-income producing security.
(a)	Fair Valued Security; countries with a Fair Value designation indicate all its securities are Fair Valued. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt

See accompanying notes to financial statements.

Semiannual Report 2010

Aberdeen Emerging Markets Fund (Unaudited)

The Aberdeen Emerging Markets Fund (Class A at NAV) returned 14.50% for the semiannual period ended April 30, 2010, versus 12.46% for its benchmark, MSCI Emerging Markets Index. For broader comparison, the average return for the Fund’s Lipper peer category of Emerging Markets Funds (consisting of 399 funds) was 13.37% for the period.

Emerging market equities overcame increased volatility to post significant gains during the reporting period. Initially, a wave of encouraging corporate earnings results and economic news, as well as firmer commodity prices, led the markets higher. Investor sentiment subsequently turned at the start of 2010 amid concerns that China’s efforts to cool the credit and property markets might slow mainland China’s robust economic expansion. The escalating debt crisis in Europe, following downgrades to Portugal’s and Spain’s credit ratings and Greece’s appeal for emergency loans, further reduced risk appetite. Toward the end of the period, however, emerging market stocks rebounded, outpacing their developed counterparts in Japan and Europe. The assurance of aid for Greece had a positive impact, while the rise in fourth-quarter 2009 GDP growth in Asia and Latin America underscored the recovery across emerging economies.

At the stock level, our holding in Indonesian conglomerate Astra International provided the most positive relative return. The company’s share price continued to rise after the company reported solid first-quarter earnings. Our position in Turkish discount store operator BIM Birlesik Magazalar also enhanced Fund performance as the stock price moved higher due to strong results that were boosted by solid sales. South Africa’s Massmart also was a positive contributor for the period. Shares of the general merchandise retailer rebounded on indications that the domestic trading environment was strengthening at last, after a prolonged period of weakness. Additionally, stock selection in Brazil bolstered investment results, with apparel retailer Lojas Renner outperforming the domestic market on both an improving economic outlook and healthy first-quarter earnings results.

The main detractors from performance among individual stocks were Hong Kong-based conglomerate Swire Pacific; Hong Kong-based property developer Hang Lung Group; oil and natural gas company PetroChina; and telecom China Mobile. Swire Pacific’s share price was weighed down by the then-proposed public offering of its property division, which the company subsequently has postponed. Hang Lung Group has a growing portfolio of shopping malls in key cities across China. Its stock price fell due to profit-taking after its outperformance in 2009 and the Chinese central bank’s measures to curb property speculation. Lower oil prices hurt PetroChina, even though the company’s refining business returned to profit. China Mobile’s full-year 2009 profit growth slowed because of intense domestic competition, but the telecom still has the advantage of operating with the best infrastructure in the country.

We initiated positions in what we believe are two well-managed companies: Polish bank Bank Pekao and Brazilian mall operator Multiplan Empreendimentos Imobiliarios. We feel that both companies have attractive valuations and offer reasonable growth prospects.

The Fund’s largest individual stock holdings at the end of the reporting period include Samsung Electronics, Vale SA and China Mobile. Samsung Electronics is a leading Korean semiconductor company which is also a major player in mobile phones and TFT-LCDs. It has a strong competitive position across each of its three business segments. Brazilian mining company Vale is the world’s lowest-cost iron ore producer and, in recent years, has made acquisitions to diversity its asset base. We feel that the company will stand to gain from the growing demand for commodities over the long term. China Mobile, the largest mobile telecom operator on the mainland, has been facing intense domestic competition after Chinese government authorities restructured the sector. To its credit, however, the telecom is still in a net cash position and we remain optimistic about the company’s prospects, given its excellent infrastructure and plans to grow by offering more value-added services and tapping the vast rural market.

Portfolio Management:

Aberdeen Global Emerging Markets Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Recent short-term performance is not typical and may not be achieved in the future. Investors should be aware that these returns were primarily achieved during favorable market conditions. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Investing in mutual funds involves risk, including the possible loss of principal.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are increased in emerging market countries.

Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Please read the prospectus for more detailed information regarding these risks.

2010 Semiannual Report

Aberdeen Emerging Markets Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2010)		Six Months†	1 Yr.	5 Yr.	Inception[2]	Gross Expense Ratio*	Net Expense Ratio*
Class A	w/o SC	14.50%	66.95%	15.67%	11.34%	2.40%	1.71%
	w/SC3	7.95%	57.42%	14.30%	10.66%
Class B	w/o SC	14.15%	65.94%	14.87%	10.60%	3.11%	2.42%
	w/SC4	9.15%	60.94%	14.64%	10.60%
Class C5,6	w/o SC	14.09%	65.80%	14.87%	10.76%	3.11%	2.42%
	w/SC7	13.09%	64.80%	14.87%	10.76%
Class R5,8	w/o SC	14.36%	66.40%	15.44%	10.96%	2.83%	2.14%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

†	Not annualized.
*	As of March 1, 2010. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2011. Please see the Fund’s most recent prospectus for details.
1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on August 30, 2000.
3	A 5.75% front-end sales charge was deducted.
4	A contingent deferred sales charge (CDSC) was deducted. The CDSC starts at 5.00% during the 1st year and declines to 0.00% after 6 years and is not deducted from returns after 6 years.
5	Returns before the first offering of Class C shares (March 1, 2001) and Class R shares (December 30, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. This performance is substantially similar to what Class C shares and Class R shares would have produced because all classes invest in the same portfolio of securities. Class C performance has been adjusted to reflect applicable sales charges. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect any lower expenses.
6	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
7	A 1.00% CDSC was deducted from the six month and one year returns because it is charged when you sell Class C shares within the first year after purchase.
8	Not subject to any sales charges.

Semiannual Report 2010

Aberdeen Emerging Markets Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2010)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Emerging Markets Fund, Morgan Stanley Capital International (MSCI) Emerging Markets Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI Emerging Markets Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks of emerging-country markets. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2010

Asset Allocation
Common Stocks	80.0%
Preferred Stocks	17.4%
Other assets in excess of liabilities	2.6%
100.0%

Top Industries
Commercial Banks	18.3%
Oil, Gas & Consumable Fuels	14.0%
Food & Staples Retailing	7.7%
Real Estate Management & Development	7.6%
Semiconductors & Semiconductor Equipment	7.0%
Wireless Telecommunication Services	6.1%
Pharmaceuticals	5.6%
Automobiles	4.5%
Construction Materials	4.3%
Metals & Mining	3.8%
Other	21.1%
100.0%

Top Holdings
Samsung Electronics Co. Ltd., Preferred Shares	4.1%
Vale SA ADR, Preferred Shares	3.8%
China Mobile Ltd.	3.8%
Petroleo Brasileiro SA ADR, Preferred Shares	3.7%
Banco Bradesco SA ADR, Preferred Shares	3.3%
Massmart Holdings Ltd.	3.1%
Akbank T.A.S.	3.1%
PetroChina Co. Ltd.	3.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	2.9%
Richter Gedeon Nyrt.	2.8%
Other	66.4%
100.0%

Top Countries
Brazil	17.5%
India	12.5%
Hong Kong	11.1%
Mexico	7.8%
Republic of South Korea	5.4%
South Africa	5.0%
Turkey	4.9%
Thailand	4.7%
Taiwan	4.2%
Israel	3.2%
Other	23.7%
100.0%

2010 Semiannual Report

Statement of Investments (Unaudited)

April 30, 2010

Aberdeen Emerging Markets Fund

	Shares or Principal Amount	Value
COMMON STOCKS (80.0%)
BRAZIL (4.2%)
Multiline Retail (1.5%)
Lojas Renner SA	87,000	$2,158,722
Real Estate Management & Development (1.1%)
Multiplan Empreendimentos Imobiliarios SA	84,357	1,473,455
Tobacco (1.6%)
Souza Cruz SA	59,000	2,289,349
		5,921,526
CHILE (1.7%)
Commercial Banks (1.7%)
Banco Santander Chile ADR	37,000	2,437,930
CHINA (3.0%)
Oil, Gas & Consumable Fuels (3.0%)
PetroChina Co. Ltd. (a)	3,655,200	4,209,335
HONG KONG (11.1%)
Commercial Banks (2.3%)
Standard Chartered PLC (London Listing) (a)	123,000	3,280,424
Real Estate Management & Development (5.0%)
Hang Lung Group Ltd. (a)	728,000	3,556,597
Swire Pacific Ltd., Class A (a)	106,000	1,184,593
Swire Pacific Ltd., Class B (a)	1,125,000	2,382,753
		7,123,943
Wireless Telecommunication Services (3.8%)
China Mobile Ltd. (a)	553,100	5,414,496
		15,818,863
HUNGARY (2.8%)
Pharmaceuticals (2.8%)
Richter Gedeon Nyrt. (a)	19,000	4,035,566
INDIA (12.5%)
Automobiles (1.9%)
Hero Honda Motors Ltd. (a)	62,000	2,662,698
Commercial Banks (0.9%)
ICICI Bank Ltd. ADR	31,000	1,318,120
Construction Materials (1.7%)
Grasim Industries Ltd. (a)	14,262	872,789
Grasim Industries Ltd. GDR, Registered Shares (b)	24,359	1,502,707
		2,375,496
Household Products (1.0%)
Hindustan Unilever Ltd. (a)	270,000	1,456,477
Information Technology Services (2.4%)
Infosys Technologies Ltd. (a)	14,000	854,605
Infosys Technologies Ltd. ADR	42,000	2,514,960
		3,369,565

	Shares or Principal Amount	Value
Pharmaceuticals (1.1%)
GlaxoSmithKline Pharmaceuticals Ltd. (a)	35,400	$1,514,924
Thrifts & Mortgage Finance (2.5%)
Housing Development Finance Corp. Ltd. (a)	56,000	3,525,270
Wireless Telecommunication Services (1.0%)
Bharti Airtel Ltd. (a)	225,000	1,502,628
		17,725,178
INDONESIA (2.6%)
Automobiles (2.6%)
PT Astra International Tbk (a)	708,500	3,661,625
ISRAEL (3.2%)
Pharmaceuticals (1.7%)
Teva Pharmaceutical Industries Ltd. ADR	41,000	2,407,930
Software (1.5%)
CheckPoint Software Technologies Ltd.*	62,335	2,220,373
		4,628,303
ITALY (2.0%)
Energy Equipment & Services (2.0%)
Tenaris SA ADR	68,600	2,785,846
MALAYSIA (2.9%)
Commercial Banks (2.9%)
CIMB Group Holdings Bhd (a)	480,000	2,126,439
Public Bank Bhd (Foreign Mkt) (a)	540,000	2,033,381
		4,159,820
MEXICO (7.8%)
Beverages (2.8%)
Fomento Economico Mexicano SAB de CV ADR	85,000	4,023,050
Commercial Banks (2.2%)
Grupo Financiero Banorte SAB de CV	778,000	3,128,203
Food & Staples Retailing (1.5%)
Organizacion Soriana SAB de CV, Class B*	689,000	2,060,693
Transportation Infrastructure (1.3%)
Grupo Aeroportuario del Sureste SAB de CV, B Shares ADR	33,000	1,826,220
		11,038,166
PHILIPPINES (2.4%)
Commercial Banks (0.9%)
Bank of the Philippine Islands (a)	1,300,000	1,317,873
Real Estate Management & Development (1.5%)
Ayala Land, Inc. (a)	6,750,000	2,055,422
		3,373,295
POLAND (1.0%)
Commercial Banks (1.0%)
Bank Pekao SA*(a)	24,000	1,368,258

See accompanying notes to financial statements.

Semiannual Report 2010

Statement of Investments (Unaudited) (concluded)

April 30, 2010

Aberdeen Emerging Markets Fund

	Shares or Principal Amount	Value
REPUBLIC OF SOUTH KOREA (1.3%)
Food & Staples Retailing (1.3%)
Shinsegae Co. Ltd. (a)	3,950	$1,811,247
RUSSIAN FEDERATION (2.7%)
Oil, Gas & Consumable Fuels (2.7%)
LUKOIL OAO ADR	68,000	3,903,200
SOUTH AFRICA (5.0%)
Food & Staples Retailing (3.1%)
Massmart Holdings Ltd. (a)	296,800	4,403,856
Specialty Retail (1.9%)
Truworths International Ltd. (a)	381,000	2,731,413
		7,135,269
TAIWAN (4.2%)
Semiconductors & Semiconductor Equipment (2.9%)
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	2,130,308	4,170,291
Wireless Telecommunication Services (1.3%)
Taiwan Mobile Co. Ltd. (a)	945,000	1,808,882
		5,979,173
THAILAND (4.7%)
Construction Materials (2.6%)
Siam Cement PCL, Foreign Shares (a)	450,000	3,738,460
Oil, Gas & Consumable Fuels (2.1%)
PTT Exploration & Production PCL, Foreign Shares (a)	650,000	3,012,703
		6,751,163
TURKEY (4.9%)
Commercial Banks (3.1%)
Akbank T.A.S. (a)	869,001	4,365,295
Food & Staples Retailing (1.8%)
BIM Birlesik Magazalar A.S. (a)	46,000	2,572,232
		6,937,527
Total Common Stocks		113,681,290
PREFERRED STOCKS (17.4%)
BRAZIL (13.3%)
Commercial Banks (3.3%)
Banco Bradesco SA ADR, Preferred Shares	250,800	4,669,896
Metals & Mining (3.8%)
Vale SA ADR, Preferred Shares	203,000	5,462,730
Oil, Gas & Consumable Fuels (6.2%)
Petroleo Brasileiro SA ADR, Preferred Shares	139,000	5,273,660
Ultrapar Participacoes SA, Preferred Shares	74,000	3,491,249
		8,764,909
		18,897,535

	Shares or Principal Amount	Value
REPUBLIC OF SOUTH KOREA (4.1%)
Semiconductors & Semiconductor Equipment (4.1%)
Samsung Electronics Co. Ltd., Preferred Shares (a)	12,500	$5,908,359
Total Preferred Stocks		24,805,894
Total Investments (Cost $103,198,956) (c)—97.4%		138,487,184

Other assets in excess of liabilities—2.6%		3,627,036
Net Assets—100.0%		$142,114,220

*	Non-income producing security.
(a)	Fair Valued Security; countries with a Fair Value designation indicate all its securities are Fair Valued. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	The Fund's adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 1.06% of net assets as of April 30, 2010.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying notes to financial statements.

2010 Semiannual Report

Aberdeen Equity Long-Short Fund (Unaudited)

The Aberdeen Equity Long-Short Fund (Class A shares at NAV) returned 4.22% for the semiannual period ended April 30, 2010, versus 0.04% for its benchmark, the Citigroup 3-Month T-Bill Index, and 15.66% for the broad-market Standard & Poor’s (S&P) 500 Index. For broader comparison, average return of the Fund’s Lipper peer category of Long/Short Equity Funds (consisting of 133 funds) was 6.45% for the period.

The equity market upturn which began in March 2009 persisted through most of the reporting period. Stock prices benefited mainly from the releases of positive corporate earnings reports and broadly improving economic data. The Commerce Department reported that first-quarter 2010 gross domestic product rose 3.2%, driven by an increase in consumer spending and the continuing effects of the government economic stimulus plan enacted early in 2009. Business fundamentals throughout the domestic economy remain strong and corporate balance sheets are robust. In late March, Congress passed legislation aimed at improving access to healthcare services for the estimated 15% of the population which does not already have private or government-aided health insurance. The estimated $938 billion cost of the plan over 10 years will be shared by taxpayers and by industry. The diminished uncertainty about the fate of the legislation lifted investor sentiment. Congress also began to debate a financial services reform package aimed at reducing risks in the financial system. Proposals range from forcing companies to improve their disclosure to their customers to controlling the types of risk-taking activities in which they can engage.

The most notable contributors to performance among individual holdings included long positions in industrial machinery manufacturer Cummins; hotel chain operator Starwood Hotels and Resorts Worldwide; and semiconductor manufacturer Marvell Technology Group. Cummins experienced increases in orders for equipment, and reported better-than-expected earnings for the first quarter of 2010. Shares of Starwood Hotels & Resorts have risen as the company’s business continued to improve amid a recovery in business travel. Marvell Technology benefited from an improvement in end-market demand for its communications and storage-focused semiconductors. We feel that the firm is well-positioned for significant earnings growth due to the Windows 7 PC upgrade cycle and the proliferation of devices connecting to the Internet.

Fund performance was hindered by our short positions in design software and services company Autodesk; Complete Production Services, a provider of specialized services and products to the energy industry; and aerospace and defense company Northrop Grumman. Shares of Autodesk rallied late in the period, benefiting from improving macroeconomic data. Complete Production Services’ stock price advanced due to the firm's exposure to the expanding U.S. oil rig count. Shares of Northrop Grumman’s moved higher as the company’s new management team has effectively cut costs amid a flat-line defense budget. We maintain the short exposures to Autodesk and Northrop Grumman, but have closed the short position in Complete Production Services.

The Fund’s net long position rose marginally from roughly 38% to approximately 39% during the reporting period. The Fund’s positioning still reflects our anticipation of continued improvement within the economy, which is driving corporate earnings to expand faster than their total revenues as a result of significant cost-cutting through 2009. Despite the sustained rise in equity valuations, we continue to find value in select companies. While we are monitoring the slowing Chinese macroeconomic data with some concern, we also are looking to make some opportunistic investments on the short side.

The Fund’s largest long positions are discount retailer Target and industrial machinery manufacturer Parker Hannifin. Target is benefiting from consumers’ improved spending in discretionary goods such as home products and apparel. Parker Hannifin, a diversified provider of motion and control technologies and systems, has seen an uptick in orders and equipment. The most significant short exposures include SPDR S&P 500 ETF, an exchange-traded fund that seeks to closely match the return and characteristics of the S&P 500 Index; and Autodesk, a design software and services company. We are using the short position in SPDR S&P 500 ETF to hedge the Fund’s positive net directional tilt. Earnings estimates for Autodesk have increased on excellent cost controls. Nonetheless, we find revenue growth estimates to be too high based on the capacity limitations of its client companies and the lack of product cycles to generate add-on sales.

Portfolio Management:

Aberdeen U.S. Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Recent short-term performance is not typical and may not be achieved in the future. Investors should be aware that these returns were primarily achieved during favorable market conditions. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

There are special risks associated with selling securities short. A short position will lose value as the securities price increases. Theoretically, the loss on a short sale can be unlimited.

The use of leverage will also increase market exposure and magnify risk.

Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Please read the prospectus for more detailed information regarding these risks.

Semiannual Report 2010

Aberdeen Equity Long-Short Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2010)		Six Months†		1 Yr.		5 Yr.	10 Yr.		Gross Expense Ratio*	Net Expense Ratio*
Class A2	w/o SC	4.22%		5.71%		4.45%	(2.08%	)	3.09%	2.34%
	w/SC3	(1.77%	)	(0.36%	)	3.21%	(2.66%	)
Class B2	w/o SC	3.82%		4.95%		3.69%	(2.64%	)	3.81%	3.06%
	w/SC4	(1.18%	)	(0.05%	)	3.34%	(2.64%	)
Class C5	w/o SC	3.89%		4.98%		3.71%	(2.81%	)	3.81%	3.06%
	w/SC6	2.89%		3.98%		3.71%	(2.81%	)
Class R7,9	w/o SC	4.12%		5.54%		4.14%	(2.26%	)	3.31%	2.56%
Institutional Service Class [9,10]	w/o SC	4.37%							2.81%	2.06%
Institutional Class[8,9]	w/o SC	4.37%		5.95%		4.73%	(1.93%	)	2.81%	2.06%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

†	Not annualized.
*	As of March 1, 2010. The difference between gross and net operating expenses reflects contractual waivers in place at least through February 28, 2011. Please see the Fund’s most recent prospectus for details.
1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from June 22, 2003 to June 22, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Returns prior to June 22, 2003 reflect the performance of another predecessor fund (the “Second Predecessor Fund”), which was acquired by the Predecessor Fund. The Second Predecessor Fund commenced operations for its Class C and Class R shares on December 31, 1997, and commenced operations for its Class A and Class B shares on October 31, 2001. Please consult the Fund's prospectus for more detail.
2	Returns through October 31, 2001 are based on the performance of the Class R shares of the Second Predecessor Fund, and, for periods from November 1, 2001 to June 22, 2003, the returns for the Class A and Class B shares are based on the performance of the Class A and Class B shares, respectively, of the Second Predecessor Fund. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Class A and Class B shares of the Predecessor Fund would have produced because all classes invest in the same portfolio of securities. The performance for these classes has been adjusted to reflect applicable sales charges, but have not been adjusted for the differing levels of fees applicable to Class A and Class B shares; if these fees were reflected, the performance for Class A and Class B shares would have been lower.
3	A 5.75% front-end sales charge was deducted.
4	A contingent deferred sales charge (CDSC) was deducted. The CDSC starts at 5.00% during the 1st year and declines to 0.00% after 6 years and is not deducted from returns after 6 years.
5	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the front-end sales charge.
6	A 1.00% CDSC was deducted from the six month and one year returns because it is charged when you sell Class C shares within the first year after purchase.
7	These returns for the period through October 31, 2001 are based on the previous performance of the Second Predecessor Fund Class R shares; for the period from November 1, 2001 to June 22, 2003 are based on the previous performance of the Class B shares of the Second Predecessor Fund; and for the period from June 23, 2003 to February 26, 2004 (prior to the commencement of operations of the Class R shares) are based on the previous performance of the Predecessor Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because all classes invest in the same portfolio of securities. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class but have not been adjusted to reflect its lower expenses.
8	These returns for the period through June 22, 2003 are based on the previous performance of the Second Predecessor Fund Class R shares and for the period from June 23, 2003 to June 28, 2004 (prior to the commencement of operations of the Institutional Class) are based on the previous performance of the Class A shares of the Predecessor Fund. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because all classes invest in the same portfolio of securities. Returns for Institutional Class shares have been adjusted to eliminate sales charges that do not apply to that class but have not been adjusted to reflect its lower expenses.
9	Not subject to any sales charges.
10	Institutional Service Class commenced operations on November 1, 2009. The performance of the Institutional Class is substantially similar to what Institutional Service Class would have produced because the classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.

2010 Semiannual Report

Aberdeen Equity Long-Short Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2010)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Equity Long-Short Fund, the S&P 500® Index, the Citigroup 3-Month Treasury Bill Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2010. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies. The Citigroup 3-Month Treasury Bill Index is an unmanaged index that is generally representative of the average of the last 3-month Treasury bill issues (excluding the current month-end bills). The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2010

Long Positions
Asset Allocation
Common Stocks	61.0%
Other assets in excess of liabilities	39.0%
100.0%

Top Industries
Machinery	5.6%
Semiconductors & Semiconductor Equipment	5.5%
Oil, Gas & Consumable Fuels	3.4%
Energy Equipment & Services	3.3%
Health Care Equipment & Supplies	3.2%
Hotels, Restaurants & Leisure	3.0%
Chemicals	2.8%
Information Technology Services	2.7%
Internet Software & Services	2.5%
Communications Equipment	2.5%
Other	65.5%
100.0%

Top Holdings
Target Corp.	2.0%
Parker Hannifin Corp.	2.0%
Marvell Technology Group Ltd.	1.9%
Danaher Corp.	1.9%
Cummins, Inc.	1.7%
Halliburton Co.	1.6%
Yahoo!, Inc.	1.4%
Cameron International Corp.	1.4%
Analog Devices, Inc.	1.4%
Apple, Inc.	1.3%
Other	83.4%
100.0%

Short Positions
Asset Allocation
Common Stocks	15.2%
Exchange Traded Funds	7.2%
Other	77.6%
100.0%

Top Industries
Software	2.5%
Oil, Gas & Consumable Fuels	1.5%
Food Products	1.3%
Multiline Retail	1.3%
Insurance	1.2%
Electronic Equipment & Instruments	1.1%
Pharmaceuticals	1.1%
Machinery	1.0%
Air Freight & Logistics	0.7%
Aerospace & Defense	0.7%
Other	87.6%
100.0%

Top Holdings
SPDR Trust Series 1	1.7%
Autodesk, Inc.	1.7%
Energy Select Sector SPDR Fund	1.5%
Campbell Soup Co.	1.3%
J.C. Penney Co., Inc.	1.3%
Allstate Corp. (The)	1.2%
iShares Russell 2000 Growth Index Fund	1.1%
Anixter International, Inc.	1.1%
Eli Lilly Co.	1.1%
Williams Cos., Inc.	1.0%
Other	87.0%
100.0%

Semiannual Report 2010

Statement of Investments (Unaudited)

April 30, 2010

Aberdeen Equity Long-Short Fund

	Shares or Principal Amount	Value
COMMON STOCKS—LONG POSITIONS (61.0%)
Aerospace & Defense (2.3%)
Precision Castparts Corp. (a)	34,400	$4,414,896
Raytheon Co. (a)	102,000	5,946,600
		10,361,496
Auto Components (0.7%)
BorgWarner, Inc.*(a)	69,400	3,007,796
Beverages (0.7%)
PepsiCo, Inc. (a)	51,300	3,345,786
Biotechnology (1.0%)
Gilead Sciences, Inc.*(a)	112,420	4,459,701
Chemicals (2.8%)
Potash Corp. of Saskatchewan, Inc. (a)	40,200	4,442,100
Praxair, Inc. (a)	53,900	4,515,203
Valspar Corp. (a)	114,200	3,576,744
		12,534,047
Commercial Banks (1.5%)
CapitalSource, Inc. (a)	365,800	2,183,826
Wintrust Financial Corp. (a)	116,000	4,326,800
		6,510,626
Commercial Services & Supplies (0.6%)
Clean Harbors, Inc.*(a)	39,000	2,473,770
Communications Equipment (2.5%)
Cisco Systems, Inc.*(a)	214,600	5,777,032
F5 Networks, Inc.*(a)	48,800	3,339,384
QUALCOMM, Inc. (a)	51,630	2,000,146
		11,116,562
Computers & Peripherals (2.3%)
Apple, Inc.*(a)	22,860	5,969,203
Hewlett-Packard Co. (a)	83,700	4,349,889
		10,319,092
Consumer Finance (1.0%)
Capital One Financial Corp. (a)	101,000	4,384,410
Diversified Financial Services (0.9%)
JPMorgan Chase & Co. (a)	99,250	4,226,065
Energy Equipment & Services (3.3%)
Cameron International Corp.*(a)	158,847	6,268,103
Halliburton Co. (a)	244,036	7,479,703
Tidewater, Inc. (a)	22,300	1,195,503
		14,943,309
Food & Staples Retailing (1.0%)
CVS Caremark Corp. (a)	123,500	4,560,855
Health Care Equipment & Supplies (3.2%)
Hill-Rom Holdings, Inc. (a)	166,600	5,282,886
Intuitive Surgical, Inc.*(a)	9,400	3,389,264
St. Jude Medical, Inc.*(a)	142,500	5,816,850
		14,489,000

	Shares or Principal Amount	Value
Health Care Providers & Services (1.0%)
Express Scripts, Inc.*(a)	43,826	$4,388,297
Hotels, Restaurants & Leisure (3.0%)
P.F. Chang's China Bistro, Inc.*(a)	90,100	3,931,964
Starbucks Corp. (a)	145,229	3,773,050
Starwood Hotels & Resorts Worldwide, Inc. (a)	84,000	4,578,840
WMS Industries, Inc.*(a)	24,715	1,236,244
		13,520,098
Industrial Conglomerates (1.3%)
3M Co. (a)	65,800	5,834,486
Information Technology Services (2.7%)
Alliance Data Systems Corp.*(a)	30,000	2,251,800
Cognizant Technology Solutions Corp., Class A*(a)	84,000	4,299,120
Visa, Inc., Class A (a)	60,520	5,460,720
		12,011,640
Internet & Catalog Retail (1.2%)
NutriSystem, Inc. (a)	114,900	2,221,017
Priceline.Com, Inc.*(a)	12,724	3,334,324
		5,555,341
Internet Software & Services (2.5%)
Google, Inc., Class A*(a)	9,640	5,065,242
Yahoo!, Inc.*(a)	383,100	6,332,643
		11,397,885
Life Sciences Tools & Services (1.3%)
Waters Corp.*(a)	82,900	5,967,971
Machinery (5.6%)
Cummins, Inc. (a)	108,200	7,815,286
Danaher Corp. (a)	99,640	8,397,659
Parker Hannifin Corp. (a)	128,750	8,906,925
		25,119,870
Metals & Mining (0.5%)
Allegheny Technologies, Inc. (a)	39,800	2,128,106
Multiline Retail (2.0%)
Target Corp. (a)	161,400	9,178,818
Oil, Gas & Consumable Fuels (3.4%)
Apache Corp. (a)	31,890	3,245,127
EOG Resources, Inc. (a)	51,100	5,729,332
Peabody Energy Corp. (a)	69,700	3,256,384
Southwestern Energy Co.*(a)	82,500	3,273,600
		15,504,443
Pharmaceuticals (0.5%)
Bristol-Myers Squibb Co. (a)	90,300	2,283,687
Road & Rail (1.5%)
Canadian National Railway Co. (a)	72,200	4,316,838
Kansas City Southern*(a)	54,623	2,214,963
		6,531,801

See accompanying notes to financial statements.

2010 Semiannual Report

Statement of Investments (Unaudited) (continued)

April 30, 2010

Aberdeen Equity Long-Short Fund

	Shares or Principal Amount	Value
Semiconductors & Semiconductor Equipment (5.5%)
Analog Devices, Inc. (a)	209,400	$6,267,342
Broadcom Corp., Class A (a)	78,100	2,693,669
Intel Corp. (a)	183,900	4,198,437
Marvell Technology Group Ltd.*(a)	413,700	8,542,905
Teradyne, Inc.*(a)	260,400	3,184,692
		24,887,045
Software (2.4%)
McAfee, Inc.*(a)	51,700	1,796,575
Microsoft Corp. (a)	146,900	4,486,326
Oracle Corp. (a)	170,500	4,405,720
		10,688,621
Specialty Retail (1.6%)
Aeropostale, Inc.*(a)	60,550	1,758,372
Urban Outfitters, Inc.*(a)	141,100	5,292,661
		7,051,033
Textiles, Apparel & Luxury Goods (0.8%)
Coach, Inc. (a)	88,200	3,682,350
Thrifts & Mortgage Finance (0.4%)
Ocwen Financial Corp.*(a)	156,500	1,807,575
Total Common Stocks—Long Positions		274,271,582
Total Investments (Cost $251,654,569) (b)—61.0%		274,271,582

Other assets in excess of liabilities—39.0%		175,474,374
Net Assets—100.0%		$449,745,956

*	Non-income producing security.
(a)	All long positions held as collateral for securities sold short.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.

See accompanying notes to financial statements.

Semiannual Report 2010

Statement of Investments (Unaudited) (concluded)

April 30, 2010

Aberdeen Equity Long-Short Fund

	Shares or Principal Amount	Value
COMMON STOCKS—SHORT POSITIONS (15.2%)
Aerospace & Defense (0.6%)
Northrop Grumman Corp.	43,700	$2,964,171
Air Freight & Logistics (0.7%)
Expeditors International of Washington, Inc.	73,000	2,974,020
Communications Equipment (0.6%)
Research In Motion Ltd.*	39,000	2,776,410
Diversified Consumer Services (0.5%)
Capella Education Co.*	23,400	2,120,508
Electronic Equipment & Instruments (1.1%)
Anixter International, Inc.*	97,000	5,082,800
Food Products (1.3%)
Campbell Soup Co.	168,500	6,042,410
Insurance (1.2%)
Allstate Corp. (The)	163,100	5,328,477
Internet Software & Services (0.5%)
eBay, Inc.*	100,000	2,381,000
Machinery (1.0%)
Astec Industries, Inc.*	60,000	1,987,200
Badger Meter, Inc.	57,200	2,365,792
		4,352,992
Multiline Retail (1.3%)
J.C. Penney Co., Inc.	196,700	5,737,739
Oil, Gas & Consumable Fuels (1.5%)
Chesapeake Energy Corp.	92,000	2,189,600
Williams Cos., Inc. (The)	188,400	4,448,124
		6,637,724
Pharmaceuticals (1.1%)
Eli Lilly & Co.	142,000	4,965,740
Professional Services (0.6%)
Resources Connection, Inc.*	150,000	2,631,000
Semiconductors & Semiconductor Equipment (0.4%)
Tessera Technologies, Inc.*	100,000	2,028,000
Software (2.5%)
Autodesk, Inc.*	220,000	7,482,200
Electronic Arts, Inc.*	189,600	3,672,552
		11,154,752
Specialty Retail (0.3%)
Williams-Sonoma, Inc.	45,000	1,296,000
Total Common Stocks—Short Positions		68,473,743

	Shares or Principal Amount	Value
EXCHANGE TRADED FUNDS—SHORT POSITIONS (7.2%)
Equity Funds (7.2%)
Consumer Discretionary Select Sector SPDR Fund	65,000	$2,263,950
Energy Select Sector SPDR Fund	113,000	6,769,830
iShares Russell 2000 Growth Index Fund	67,000	5,116,790
Semiconductor HOLDRs Trust	125,000	3,618,750
SPDR KBW Bank	120,000	3,319,200
SPDR S&P Retail	80,000	3,418,400
SPDR Trust Series 1	64,000	7,607,040
		32,113,960
Total Exchange Traded Funds—Short Positions		32,113,960
Total Securities Sold Short (Proceeds $91,079,313) (a)—22.4%		100,587,703

*	Non-income producing security.
(a)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.

See accompanying notes to financial statements.

2010 Semiannual Report

Aberdeen Global Equity Fund (Unaudited)

The Aberdeen Global Equity Fund (Class A at NAV) returned 7.28% for the semiannual period ended April 30, 2010, versus 9.40% for its benchmark, the MSCI World Index. For broader comparison, the average return for the Fund’s Lipper peer category of Global Large-Cap Core Funds (consisting of 105 funds) was 9.54% for the period.

Global stock markets extended their gains during the reporting period, boosted by a stream of positive economic news and supportive central bank monetary policies. The global economy expanded in the fourth quarter of 2009 and the first quarter of 2010, which was largely attributable to inventory restocking and government stimulus efforts. Developed countries held their benchmark interest rates steady and continued to extend fiscal policies while certain emerging market countries, particularly in Asia, began to raise rates. Most companies reported decent earnings results; banks, in particular, chalked up record profits as the trading environment normalized. Nonetheless, investor confidence remained fragile. Equity markets fell in January, as China tightened bank-lending standards and the U.S. government proposed to limit the size of financial institutions. Greece’s debt crisis also worsened in 2010, culminating in its sovereign credit rating being reduced to junk status. Shortly after the end of the period, the country agreed to drastic austerity measures in exchange for a €110 billion (roughly US$136 billion) Eurozone-International Monetary Fund bailout package.

The main detractors from performance among individual holdings were Spanish diversified financial services company Mapfre; Italian oil and gas company Eni S.p.A.; and Italian bank Intesa SanPaolo. Concerns over contagion from the Greek debt crisis on other Eurozone economies such as Italy, Spain and Portugal hampered the stock performance of Mapfre and Intesa SanPaolo. Eni was affected in part by the general weakness in the Italian stock market, as well as the decline in the oil price late in 2009 following a period of appreciation through much of the year.

At the individual stock level, the primary contributors to the Fund’s relative return included Fanuc, a Japan-based robotics manufacturer; Dutch electronics manufacturer Koninklijke Philips Electronics; and our exposure to Korea’s leading semiconductor company, Samsung Electronics, which is not represented in the Fund’s benchmark, the MSCI World Index. Fanuc benefited from a relatively weak yen and a recovery in orders from Asian manufacturers. Shares of Koninklijke Philips were boosted as the company reported robust earnings for the first quarter 2010 due to corporate restructuring and cost reductions. Samsung Electronics’ stock price rose as a result of strong profit margin expansion in light of the recovery in both the semiconductor and LCD segments.

During the period, we bought shares of Brazilian lender Banco Bradesco, a dominant player in its market, as well as Swiss pharmaceutical company Novartis and telecommunications company China Mobile, as we believe that they have attractive valuations. We also established a new position in CVS Caremark, a U.S. drugstore operator and pharmacy benefit manager, as the company continued to improve its margins. We sold our positions in Belgian telecom Belgacom as we believe that it has lackluster business prospects, and oil and gas exploration and production company Exxon Mobil. We also exited our holdings in UK-based pharmaceutical company AstraZeneca and German postal operator Deutsche Post on our concerns over their long-term prospects.

The Fund’s largest absolute stock weightings at the end of the semiannual period are Taiwan Semiconductor Manufacturing Co. (TSMC); UK-based mobile telecommunications company Vodafone Group; and E.ON AG, a German diversified utility company. TSMC, the world’s largest dedicated semiconductor manufacturer, provides wafer manufacturing, wafer probing, assembly and testing, mask production and design services. Vodafone Group is the largest global mobile operator by revenue, with Europe accounting for the bulk of its business. Its broad collection of overseas assets includes a 44% stake in U.S.-based Verizon Wireless. E.ON is one of the world’s largest energy services providers. We feel that E.ON’s management team is discerning, having grown the company organically and via acquisition, and we like its strong cash-generative nature.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Recent short-term performance is not typical and may not be achieved in the future. Investors should be aware that these returns were primarily achieved during favorable market conditions. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee.The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are increased in emerging market countries.

The Fund may hold larger positions in fewer securities than other similar funds. Less diversified funds have greater risk than more diversified funds.

Please read the prospectus for more detailed information regarding these risks.

Semiannual Report 2010

Aberdeen Global Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2010)		Six Months†	1 Yr.	5 Yr.	Inception[2]	Gross Expense Ratio*	Net Expense Ratio*
Class A	w/o SC	7.28%	38.34%	6.19%	0.87%	2.56%	1.63%
	w/SC3	1.10%	30.40%	4.93%	0.26%
Class B	w/o SC	6.97%	37.44%	5.42%	0.17%	3.25%	2.32%
	w/SC4	1.97%	32.44%	5.09%	0.17%
Class C5,6	w/o SC	6.93%	37.41%	5.43%	0.21%	3.25%	2.32%
	w/SC8	5.93%	36.41%	5.43%	0.21%
Class R5,9	w/o SC	7.24%	38.17%	5.90%	0.49%	2.76%	1.83%
Institutional Class[7,9]	w/o SC	7.49%	38.75%	6.25%	0.90%	2.25%	1.32%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

†	Not annualized.
*	As of March 1, 2010. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2011. Please see the Fund’s most recent prospectus for details.
1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on August 30, 2000.
3	A 5.75% front-end sales charge was deducted.
4	A contingent deferred sales charge (CDSC) was deducted. The CDSC starts at 5.00% during the 1st year and declines to 0.00% after 6 years and is not deducted from returns after 6 years.
5	Returns before the first offering of Class C shares (March 1, 2001) and Class R shares (October 1, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. This performance is substantially similar to what Class C and Class R shares would have produced, because all classes invest in the same portfolio of securities. Class C performance has been adjusted to reflect applicable sales charges. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect its lower expenses.
6	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
7	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on the previous performance of Institutional Service Class shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.
8	A 1.00% CDSC was deducted from the six month and one year returns because it is charged when you sell Class C shares within the first year after purchase.
9	Not subject to any sales charges.

2010 Semiannual Report

Aberdeen Global Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2010)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Equity Fund, the Morgan Stanley Capital International (MSCI) World Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI World Index is an unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of global developed-market equities. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2010

Asset Allocation
Common Stocks	92.8%
Preferred Stocks	6.4%
Other assets in excess of liabilities	0.8%
100.0%

Top Industries
Pharmaceuticals	10.9%
Oil, Gas & Consumable Fuels	9.9%
Semiconductors & Semiconductor Equipment	9.1%
Insurance	8.2%
Commercial Banks	6.7%
Real Estate Management & Development	5.6%
Tobacco	4.9%
Wireless Telecommunication Services	4.6%
Energy Equipment & Services	4.6%
Electric Utilities	3.4%
Other	32.1%
100.0%

Top Holdings
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	3.6%
Vodafone Group PLC	3.5%
E.ON AG	3.4%
Eni SpA	3.4%
Zurich Financial Services AG	3.3%
Johnson & Johnson	3.3%
QBE Insurance Group Ltd.	3.2%
Roche Holding AG	3.2%
Tenaris SA ADR	2.9%
Samsung Electronics Co. Ltd. GDR, Preferred Shares	2.9%
Other	67.3%
100.0%

Top Countries
United States	21.2%
United Kingdom	11.3%
Japan	10.7%
Switzerland	8.5%
Italy	7.2%
Hong Kong	6.5%
Germany	6.2%
Sweden	3.9%
Taiwan	3.6%
Brazil	3.5%
Other	17.4%
100.0%

Semiannual Report 2010

Statement of Investments (Unaudited)

April 30, 2010

Aberdeen Global Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (92.8%)
AUSTRALIA (3.2%)
Insurance (3.2%)
QBE Insurance Group Ltd. (a)	55,400	$1,073,116
CANADA (1.6%)
Road & Rail (1.6%)
Canadian National Railway Co.	9,000	538,759
CHINA (1.1%)
Oil, Gas & Consumable Fuels (1.1%)
PetroChina Co. Ltd. (a)	324,000	373,119
FRANCE (2.8%)
Electrical Equipment (2.8%)
Schneider Electric SA (a)	8,400	953,526
GERMANY (6.2%)
Electric Utilities (3.4%)
E.ON AG (a)	31,000	1,146,369
Textiles, Apparel & Luxury Goods (2.8%)
Adidas AG (a)	16,300	955,364
		2,101,733
HONG KONG (6.5%)
Commercial Banks (2.8%)
Standard Chartered PLC (London Listing) (a)	35,900	957,457
Real Estate Management & Development (2.6%)
Swire Pacific Ltd., Class A (a)	77,500	866,094
Wireless Telecommunication Services (1.1%)
China Mobile Ltd. (a)	38,500	376,890
		2,200,441
ITALY (7.2%)
Commercial Banks (0.9%)
Intesa Sanpaolo SpA*(a)	95,100	313,405
Energy Equipment & Services (2.9%)
Tenaris SA ADR	24,200	982,762
Oil, Gas & Consumable Fuels (3.4%)
Eni SpA (a)	51,000	1,139,680
		2,435,847
JAPAN (10.7%)
Chemicals (1.8%)
Shin-Etsu Chemical Co. Ltd. (a)	10,400	599,610
Machinery (2.4%)
Fanuc Ltd. (a)	6,800	803,112
Office Electronics (2.6%)
Canon, Inc. (a)	19,200	878,411
Pharmaceuticals (2.4%)
Takeda Pharmaceutical Co. Ltd. (a)	19,400	833,079

	Shares or Principal Amount	Value
Real Estate Management & Development (1.5%)
Daito Trust Construction Co. Ltd. (a)	9,700	$517,156
		3,631,368
NETHERLANDS (1.8%)
Industrial Conglomerates (1.8%)
Koninklijke Philips Electronics NV (a)	17,900	600,995
SINGAPORE (1.5%)
Real Estate Management & Development (1.5%)
City Developments Ltd. (a)	66,000	507,160
SPAIN (1.7%)
Insurance (1.7%)
Mapfre SA (a)	173,400	567,494
SWEDEN (3.9%)
Commercial Banks (1.9%)
Nordea Bank AB (a)	65,500	639,236
Communications Equipment (2.0%)
Telefonaktiebolaget LM Ericsson, B Shares (a)	57,700	666,101
		1,305,337
SWITZERLAND (8.5%)
Insurance (3.3%)
Zurich Financial Services AG (a)	5,100	1,131,011
Pharmaceuticals (5.2%)
Novartis AG (a)	13,400	683,418
Roche Holding AG (a)	6,700	1,058,202
		1,741,620
		2,872,631
TAIWAN (3.6%)
Semiconductors & Semiconductor Equipment (3.6%)
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	114,812	1,215,859
UNITED KINGDOM (11.3%)
Metals & Mining (2.2%)
Rio Tinto PLC	14,400	744,364
Multi-Utilities (1.6%)
Centrica PLC (a)	120,900	542,974
Oil, Gas & Consumable Fuels (1.7%)
Royal Dutch Shell PLC, Class B (a)	18,900	569,713
Tobacco (2.3%)
British American Tobacco PLC (a)	25,393	798,343
Wireless Telecommunication Services (3.5%)
Vodafone Group PLC (a)	534,400	1,183,957
		3,839,351
UNITED STATES (21.2%)
Aerospace & Defense (2.3%)
United Technologies Corp.	10,400	779,480

See accompanying notes to financial statements.

2010 Semiannual Report

Statement of Investments (Unaudited) (concluded)

April 30, 2010

Aberdeen Global Equity Fund

	Shares or Principal Amount	Value
Energy Equipment & Services (1.7%)
Schlumberger Ltd.	7,800	$557,076
Food & Staples Retailing (2.1%)
CVS Caremark Corp.	19,600	723,828
Food Products (1.8%)
Kraft Foods, Inc., Class A	19,900	589,040
Health Care Providers & Services (1.5%)
Quest Diagnostics, Inc.	9,000	514,440
Household Products (2.0%)
Procter & Gamble Co. (The)	10,800	671,328
Oil, Gas & Consumable Fuels (1.3%)
EOG Resources, Inc.	4,000	448,480
Pharmaceuticals (3.3%)
Johnson & Johnson	17,500	1,125,250
Semiconductors & Semiconductor Equipment (2.6%)
Intel Corp.	38,500	878,955
Tobacco (2.6%)
Philip Morris International, Inc.	18,200	893,256
		7,181,133
Total Common Stocks		31,397,869
PREFERRED STOCKS (6.4%)
BRAZIL (3.5%)
Commercial Banks (1.1%)
Banco Bradesco SA ADR, Preferred Shares	20,400	379,848
Oil, Gas & Consumable Fuels (2.4%)
Petroleo Brasileiro SA ADR, Preferred Shares	21,400	811,916
		1,191,764
REPUBLIC OF SOUTH KOREA (2.9%)
Semiconductors & Semiconductor Equipment (2.9%)
Samsung Electronics Co. Ltd. GDR, Preferred Shares (a)	4,100	976,485
Total Preferred Stocks		2,168,249
Total Investments (Cost $27,345,918) (b)—99.2%		33,566,118

Other assets in excess of liabilities—0.8%		279,692
Net Assets—100.0%		$33,845,810

*	Non-income producing security.
(a)	Fair Valued Security; countries with a Fair Value designation indicate all its securities are Fair Valued. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying notes to financial statements.

Semiannual Report 2010

Aberdeen Global Financial Services Fund (Unaudited)

The Aberdeen Global Financial Services Fund (Class A shares at NAV) returned 6.71% for the semiannual period ended April 30, 2010, versus 4.46% for its benchmark, the MSCI World Financials Index. For broader comparison, the average return of the Fund’s Lipper peer category of Global Financial Services Funds (consisting of 40 funds) was 8.51% for the period.

The global equity market upturn which began in March 2009 persisted through most of the reporting period. Stock prices benefited mainly from the releases of positive corporate earnings reports and broadly improving economic data. Several Asian central banks raised their benchmark interest rates amid rising inflation, and China and Brazil increased banks’ reserve requirement ratios. The U.S. dollar strengthened against the euro late in the period as investors sought a safe haven from the ongoing credit crisis in Greece. Amid the problems in the Eurozone and uncertainty regarding the possible effects of increased regulatory oversight of banks in the U.S., financial stocks underperformed the broader market. Nonetheless, all subsectors within the MSCI World Financials Index recorded positive returns for the period, led by consumer finance and thrifts and mortgage finance. The real estate management and development and capital markets segments were the weakest performers.

At the stock level, the most notable contributors to the relative return were commercial lender CapitalSource; Jones Lang LaSalle, a global real estate and investment management company; and the lack of exposure to Banco Santander, a Spanish bank. CapitalSource has significantly strengthened reserves against expected losses on a legacy portfolio of loans and expects no future provisions against that portion of loans. We feel that the shares remain inexpensive relative to future levels of earnings. Sales and earnings are improving significantly at Jones Lang LaSalle, as there is significant operating leverage–which results in a greater increase in operating income with every increase in sales revenue–in its business model. We have exited the positions in both CapitalSource and Jones Lang LaSalle following their strong performance, and used the proceeds to fund real estate-related investments in Asia.

The main performance detractors among individual holdings included commercial bank National Bank of Greece; Austrian multi-lines insurance company Vienna Insurance Group; and Banco Bilbao Vizcaya Argentaria (BBVA), a Spanish diversified financial services company. Shares of National Bank of Greece declined sharply on concerns about that nation’s credit problems. The stock price of Vienna Insurance Group was relatively stable through the period and, consequently, underperformed shares of other financial services companies. BBVA’s stock price fell due to worries over the quality of the company’s loan portfolio. However, BBVA reported better-than-expected first-quarter earnings driven by business growth in Brazil and a modest slowdown in the rate of losses from bad loans. We have exited the position in National Bank of Greece, but maintain our holdings in Vienna Insurance Group and BBVA.

During the reporting period, we established several new positions in Asian and Latin American companies while exiting a number of companies exposed to the U.S. New holdings included Brazilian bank Banco Bradesco; Hong Kong-based Win Hang Bank; ICICI Bank of India; and Spanish diversified financial services company Mapfre, among others. Within the U.S., we exited positions in diversified financial services company JPMorgan Chase & Co., investment bank Goldman Sachs, and a number of smaller-capitalization regional banks.

The Fund’s largest individual stock holdings include Banco Bradesco; Hong Kong-based Wing Hang Bank; and QBE Insurance Group, the largest insurer in Australia. Banco Bradesco is a leading local bank in Brazil with good-quality assets. QBE posted solid earnings results for the full year of 2009 despite volatile currency and equity market environments. Wing Hang Bank experienced a recovery in its full-year 2009 profits as credit quality stabilized.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Recent short-term performance is not typical and may not be achieved in the future. Investors should be aware that these returns were primarily achieved during favorable market conditions. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading gloal provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Investing 25% or more of the Fund’s net assets in financial services industries subjects the Fund to greater risk of loss and is considerably more volatile compared to investments that are diversified across a greater number of industries.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are increased in emerging market countries.

The Fund may hold larger positions in fewer securities than other similar funds. Less diversified funds have greater risk than more diversified funds.

Please read the prospectus for more detailed information regarding these risks.

2010 Semiannual Report

Aberdeen Global Financial Services Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2010)		Six Months†	1 Yr.	5 Yr.		Inception[2]	Gross Expense Ratio*	Net Expense Ratio*
Class A	w/o SC	6.71%	44.39%	0.23%		4.77%	2.11%	1.55%
	w/SC3	0.56%	36.13%	(0.96%	)	4.03%
Class B	w/o SC	6.39%	43.40%	(0.46%	)	4.02%	2.75%	2.19%
	w/SC4	1.39%	38.40%	(0.79%	)	4.02%
Class C5	w/o SC	6.39%	43.65%	(0.45%	)	4.03%	2.75%	2.19%
	w/SC6	5.39%	42.65%	(0.45%	)	4.03%
Class R7,8	w/o SC	6.72%	44.36%	0.07%		4.44%	2.25%	1.69%
Institutional Class[8,9]	w/o SC	6.92%	45.03%	0.53%		5.07%	1.75%	1.19%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

†	Not annualized.
*	As of March 1, 2010. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2011. Please see the Fund’s most recent prospectus for details.
1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on December 18, 2001.
3	A 5.75% front-end sales charge was deducted.
4	A contingent deferred sales charge (CDSC) was deducted. The CDSC starts at 5.00% during the 1st year and declines to 0.00% after 6 years and is not deducted from returns after 6 years.
5	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
6	A 1.00% CDSC was deducted from the six month and one year returns because it is charged when you sell Class C shares within the first year after purchase.
7	Returns before the first offering of Class R shares (December 30, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. Returns have been adjusted to eliminate sales charges that do not apply to Class R shares, but have not been adjusted to reflect its lower expenses.
8	Not subject to any sales charges.
9	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on the previous performance of Institutional Service Class shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.

Semiannual Report 2010

Aberdeen Global Financial Services Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2010)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Financial Services Fund, Morgan Stanley Capital International (MSCI) World Financials Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI World Financials Index is an unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global financial services sector. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2010

Asset Allocation
Common Stocks	92.6%
Preferred Stocks	5.1%
Other assets in excess of liabilities	2.3%
100.0%

Top Industries
Commercial Banks	61.9%
Insurance	21.8%
Capital Markets	7.1%
Real Estate Management & Development	3.5%
Diversified Financial Services	3.4%
Real Estate Investment Trusts (REIT)	0.0%
Other	2.3%
100.0%

Top Holdings
Banco Bradesco SA ADR, Preferred Shares	5.1%
Wing Hang Bank Ltd.	5.1%
QBE Insurance Group Ltd.	4.9%
Standard Chartered PLC (London Listing)	4.9%
United Overseas Bank Ltd.	4.8%
Royal Bank of Canada	4.6%
Dah Sing Financial Holdings Ltd.	4.4%
ICICI Bank Ltd. ADR	4.4%
Oversea-Chinese Banking Corp. Ltd.	4.4%
Zurich Financial Services AG	4.3%
Other	53.1%
100.0%

Top Countries
United States	17.9%
Hong Kong	14.4%
Brazil	12.4%
Singapore	9.2%
Spain	6.4%
Australia	4.9%
Canada	4.6%
India	4.4%
Switzerland	4.3%
Sweden	4.1%
Other	17.4%
100.0%

2010 Semiannual Report

Statement of Investments (Unaudited)

April 30, 2010

Aberdeen Global Financial Services Fund

	Shares or Principal Amount	Value
COMMON STOCKS (92.6%)
AUSTRALIA (4.9%)
Insurance (4.9%)
QBE Insurance Group Ltd. (a)	102,200	$1,979,648
AUSTRIA (3.1%)
Insurance (3.1%)
Vienna Insurance Group (a)	25,700	1,256,022
BRAZIL (7.3%)
Commercial Banks (3.9%)
Itau Unibanco Holding SA	92,900	1,588,446
Diversified Financial Services (3.4%)
BM&F BOVESPA SA	206,947	1,364,158
		2,952,604
CANADA (4.6%)
Commercial Banks (4.6%)
Royal Bank of Canada	30,300	1,837,693
FRANCE (3.4%)
Commercial Banks (3.4%)
BNP Paribas (a)	19,600	1,346,089
HONG KONG (14.4%)
Commercial Banks (14.4%)
Dah Sing Financial Holdings Ltd.*(a)	315,200	1,790,329
Standard Chartered PLC (London Listing) (a)	73,300	1,954,919
Wing Hang Bank Ltd. (a)	202,000	2,047,744
		5,792,992
INDIA (4.4%)
Commercial Banks (4.4%)
ICICI Bank Ltd. ADR	41,800	1,777,336
ITALY (1.8%)
Commercial Banks (1.8%)
Intesa Sanpaolo SpA*(a)	222,400	732,925
JAPAN (3.5%)
Real Estate Management & Development (3.5%)
Mitsubishi Estate Co. Ltd. (a)	78,920	1,422,956
PHILIPPINES (3.3%)
Commercial Banks (3.3%)
Bank of the Philippine Islands (a)	1,310,000	1,328,011
SINGAPORE (9.2%)
Commercial Banks (9.2%)
Oversea-Chinese Banking Corp. Ltd. (a)	279,000	1,772,290
United Overseas Bank Ltd. (a)	131,000	1,916,940
		3,689,230
SPAIN (6.4%)
Commercial Banks (3.5%)
Banco Bilbao Vizcaya Argentaria SA (a)	106,300	1,397,911

	Shares or Principal Amount	Value
Insurance (2.9%)
Mapfre SA (a)	356,900	$1,168,042
		2,565,953
SWEDEN (4.1%)
Commercial Banks (4.1%)
Nordea Bank AB (a)	169,500	1,654,207
SWITZERLAND (4.3%)
Insurance (4.3%)
Zurich Financial Services AG (a)	7,800	1,729,782
UNITED STATES (17.9%)
Capital Markets (7.1%)
Charles Schwab Corp. (The)	72,200	1,392,738
State Street Corp.	33,600	1,461,600
		2,854,338
Commercial Banks (4.2%)
Wells Fargo & Co.	50,900	1,685,299
Insurance (6.6%)
Aflac, Inc.	24,400	1,243,424
MetLife, Inc.	31,000	1,412,980
		2,656,404
Real Estate Investment Trust (REIT) (0.0%)
Macerich Co. (The)	188	8,405
		7,204,446
Total Common Stocks		37,269,894
PREFERRED STOCK (5.1%)
BRAZIL (5.1%)
Commercial Banks (5.1%)
Banco Bradesco SA ADR, Preferred Shares	111,100	2,068,682
Total Preferred Stocks		2,068,682
Total Investments (Cost $34,982,551) (b)—97.7%		39,338,576

Other assets in excess of liabilities — 2.3%		928,924
Net Assets—100.0%		$40,267,500

*	Non-income producing security.
(a)	Fair Valued Security; countries with a Fair Value designation indicate all its securities are Fair Valued. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Semiannual Report 2010

Aberdeen Global Small Cap Fund (Unaudited)

The Aberdeen Global Small Cap Fund (Class A shares at NAV) returned 17.42% for the semiannual period ended April 30, 2010, versus 19.78% for its benchmark, the MSCI World Small Cap Index. For broader comparison, the average return of the Fund’s Lipper peer category of Global Small-/Mid-Cap Funds (consisting of 66 funds) was 15.88% for the period.

Global small-cap equities extended their gains during the reporting period, boosted by a stream of positive economic news and supportive central bank monetary policies. The global economy expanded in the fourth quarter of 2009 and the first quarter of 2010, which was largely attributable to inventory restocking and government stimulus efforts. Developed countries held their benchmark interest rates steady and continued to extend fiscal policies while certain emerging market countries, particularly in Asia, began to raise rates. Most companies reported decent earnings results; banks, in particular, chalked up record profits as the trading environment normalized. Nonetheless, investor confidence remained fragile. Equity markets fell in January, as China tightened bank-lending standards and the U.S. government proposed to limit the size of financial institutions. Greece’s debt crisis also worsened in 2010, culminating in its sovereign credit rating being reduced to junk status. Shortly after the end of the period, the country agreed to drastic austerity measures in exchange for a €110 billion (roughly US$136 billion) Eurozone-International Monetary Fund bailout package.

The most notable detractors among individual holdings included Mothercare, a UK-based retailer of maternity and children’s clothing; Italian utility Hera and Hungarian pharmaceutical company Gedeon Richter. Mothercare underperformed the overall market as the domestic retail environment remained weak. Shares of Hera, along with utility stocks in general, were relatively weak over the reporting period. Hera was especially affected by concerns over its economically sensitive waste management division. Uncertainty surrounding the outcome of Hungary’s general elections hindered Gedeon Richter’s performance.

UK power supplier Chloride Group; global pharmaceutical company Perrigo; and Brazilian clothing retailer Lojas Renner provided the most positive relative returns. Chloride Group attracted increased investor interest as it became the target of an acquisition attempt by Emerson Electric. Perrigo continued to post robust earnings as a result of both resilient organic growth and the successful integration of acquisitions. Shares of Lojas Renner performed well because of Brazil’s improving economic outlook and its inclusion in the MSCI Emerging Markets Index.

During the period, we restructured the Fund to bring it in line with Aberdeen’s investment style. To this end, we sold our small positions in U.S.-based medical equipment manufacturer Hologic, as demand remained lackluster; chemical producer CF Industries; and Norwegian oilfield services provider TGS Nopec. We also exited our positions in Austrian airport operator Flughafen Wien and U.S.-based HCC Insurance as these companies do not meet our quality criteria. Additionally, we reduced our holding in Rensburg Sheppards after Investec’s bid for the financial services provider lifted its share price. We used the proceeds to add to several positions on stock price weakness, including German ATM manufacturer Wincor Nixdorf; Brazilian port operator Wilson Sons; UK-based specialty chemicals company Victrex, Swiss chocolate manufacturer Barry Callebaut; and Wood Group (John) PLC, a UK-based international energy services company.

The Fund’s largest absolute stock weightings at the end of the semiannual period were Dr.Ci:Labo Co., a Japanese cosmetics and health food retailer; Indian pharmaceutical company GlaxoSmithKline Pharmaceuticals Ltd.; and Wood Group (John) PLC,. Dr.Ci:Labo Co has a very strong brand and market share, and it is backed by a robust balance sheet and generally reasonable cash flows. Positive earnings have lifted its share price sharply. GlaxoSmithKline Pharmaceuticals of India is the subsidiary of the world’s second-largest drug manufacturer, with a vibrant product pipeline consisting of a wide variety of drugs, veterinary products and laboratory chemicals, and a well-established distribution network. We believe that Wood Group (John) has a sound management team with a good track record of generating solid returns and opportunistic acquisitions. The company offers a wide range of services over the oil exploration and production spectrum and maintains good relationships with the major oil companies.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Recent short-term performance is not typical and may not be achieved in the future. Investors should be aware that these returns were primarily achieved during favorable market conditions. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Smaller company stocks are usually less stable in price and less liquid than those of larger, more established companies, and therefore carry greater risk to investors.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are increased in emerging market countries.

The Fund may invest in derivatives which can be volatile and may affect fund performance.

Please read the prospectus for more detailed information regarding these risks.

2010 Semiannual Report

Aberdeen Global Small Cap Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2010)		Six Months†	1 Yr.	5 Yr.	10 Yr.		Inception		Gross Expense Ratio*	Net Expense Ratio*
Class A3	w/o SC	17.42%	49.31%	1.21%	(4.53%	)	5.92%	[2]	2.25%	1.55%
	w/SC9	10.67%	40.78%	0.02%	(5.10%	)	5.46%	[2]
Class C	w/o SC	16.90%	48.18%	0.46%	—		0.31%	[4]	2.99%	2.30%
	w/SC5	15.90%	47.18%	0.46%	—		0.31%	[4]
Class R6,10	w/o SC	17.30%	49.04%	0.95%	(4.79%	)	5.64%	[2]	2.53%	1.80%
Institutional Service Class[7,10]	w/o SC	17.47%	—	—	—		5.93%	[2]	1.99%	1.30%
Institutional Class[8,10]	w/o SC	17.52%	49.64%	1.25%	(4.51%	)	5.94%	[2]	1.99%	1.30%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

†	Not annualized.
*	As of March 1, 2010. The difference between gross and the net operating expense reflects contractual waivers in effect through at least July 20, 2011. Please consult the Fund’s prospectus for more details.
1	Returns presented for the Fund for periods prior to July 20, 2009 reflect the performance of the predecessor fund, the Credit Suisse Global Small Cap Fund, Inc. (the “Global Small Predecessor Fund”). The Fund has adopted the performance of the Global Small Predecessor Fund as the result of a reorganization in which the Fund acquired all the assets, subject to the liabilities, of the Global Small Predecessor Fund. The Fund and the Global Small Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Based on commenced operations date of September 30, 1996.
3	Returns for periods prior to July 20, 2009, Class A shares are based on the performance of Common Class shares of the Global Small Predecessor Fund, which were exchanged for Class A shares of the Fund in the reorganization. Class A and Class B shares of the Global Predecessor Fund were also exchanged for Class A shares of the Fund in the reorganization.
4	Class C shares of the Global Small Predecessor Fund commenced operations on July 31, 2001.
5	A 1.00% CDSC was deducted from the six month and one year returns because it is charged when you sell Class C shares within the first year after purchase.
6	Returns for Class R shares are based on the performance of Adviser Class shares of the Global Small Predecessor Fund, which were exchanged for Class R shares of the Fund in the reorganization. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. Returns have been adjusted to eliminate sales charges that do not apply to Class R shares, but have not been adjusted to reflect its lower expenses.
7	Institutional Service Class commenced operations on September 16, 2009. The performance of the Institutional Class is substantially similar to what Institutional Service Class would have produced because the classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.
8	Returns before the first offering of Institutional Class shares (July 20, 2009) are based on the previous performance of Common Class of the Global Small Predecessor Fund. This performance is substantially similar to what Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class shares have not been adjusted to reflect the expenses of Institutional Class shares.
9	A 5.75% front-end sales charge was deducted.
10	Not subject to any sales charges

Semiannual Report 2010

Aberdeen Global Small Cap Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2010)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Small Cap Fund, Morgan Stanley Capital International MSCI World Small Cap Index and the Consumer Price Index (CPI) over a ten-year period ended April 30, 2010. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI World Small Cap Index is an unmanaged broad-based index comprised of small cap companies from 23 developed markets. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2010

Asset Allocation
Common Stocks	97.7%
Other assets in excess of liabilities	2.3%
100.0%

Top Industries
Pharmaceuticals	10.6%
Machinery	6.7%
Health Care Providers & Services	6.5%
Specialty Retail	6.4%
Electronic Equipment & Instruments	5.6%
Chemicals	5.4%
Food Products	5.3%
Transportation Infrastructure	5.3%
Energy Equipment & Services	5.0%
Multiline Retail	4.5%
Other	38.7%
100.0%

Top Holdings
Dr. Ci:Labo Co. Ltd.	3.1%
GlaxoSmithKline Pharmaceuticals Ltd.	2.8%
John Wood Group PLC	2.8%
Lojas Renner SA	2.7%
Wilson Sons Ltd. BDR	2.7%
Grupo Aeroportuario del Sureste SAB de CV, Class B	2.6%
Aventis Pharma Ltd.	2.6%
Asia Satellite Telecommunications Holdings Ltd.	2.5%
Weir Group PLC (The)	2.5%
HOKUTO Corp.	2.4%
Other	73.3%
100.0%

Top Countries
United Kingdom	19.9%
United States	15.2%
Japan	12.2%
India	6.9%
Hong Kong	6.8%
Brazil	5.7%
Singapore	5.3%
Germany	4.5%
South Africa	3.7%
Bermuda	2.7%
Other	17.1%
100.0%

2010 Semiannual Report

Statement of Investments (Unaudited)

April 30, 2010

Aberdeen Global Small Cap Fund

	Shares or Principal Amount	Value
COMMON STOCKS (97.7%)
AUSTRIA (1.5%)
Electrical Equipment (1.5%)
Zumtobel AG*(a)	35,800	$771,885
BERMUDA (2.7%)
Transportation Infrastructure (2.7%)
Wilson Sons Ltd. BDR*	99,000	1,362,746
BRAZIL (5.7%)
Health Care Providers & Services (1.4%)
OdontoPrev SA	21,400	702,861
Multiline Retail (2.7%)
Lojas Renner SA	55,400	1,374,634
Real Estate Management & Development (1.6%)
Multiplan Empreendimentos Imobiliarios SA	44,300	773,784
		2,851,279
EGYPT (2.2%)
Commercial Banks (2.2%)
National Societe Generale Bank (a)	169,700	1,117,536
GERMANY (4.5%)
Chemicals (2.2%)
Fuchs Petrolub AG (a)	11,300	1,084,646
Computers & Peripherals (2.3%)
Wincor Nixdorf AG (a)	17,300	1,178,747
		2,263,393
HONG KONG (6.8%)
Diversified Telecommunication Services (2.5%)
Asia Satellite Telecommunications Holdings Ltd. (a)	841,000	1,275,992
Hotels, Restaurants & Leisure (1.9%)
Cafe De Coral Holdings Ltd. (a)	408,000	984,396
Semiconductors & Semiconductor Equipment (2.4%)
ASM Pacific Technology Ltd. (a)	125,900	1,187,107
		3,447,495
HUNGARY (1.9%)
Pharmaceuticals (1.9%)
Richter Gedeon Nyrt. (a)	4,400	934,552
INDIA (6.9%)
Chemicals (1.5%)
Castrol (India) Ltd. (a)	91,000	747,607
Pharmaceuticals (5.4%)
Aventis Pharma Ltd. (a)	31,100	1,297,559
GlaxoSmithKline Pharmaceuticals Ltd. (a)	32,900	1,407,938
		2,705,497
		3,453,104

	Shares or Principal Amount	Value
ITALY (1.7%)
Multi-Utilities (1.7%)
Hera SpA (a)	400,100	$849,193
JAPAN (12.2%)
Food Products (2.4%)
HOKUTO Corp. (a)	56,900	1,213,963
Health Care Equipment & Supplies (1.5%)
Sysmex Corp. (a)	12,300	738,013
Machinery (4.2%)
Amada Co. Ltd. (a)	142,000	1,166,025
Nabtesco Corp. (a)	76,000	957,931
		2,123,956
Personal Products (3.1%)
Dr. Ci:Labo Co. Ltd. (a)	600	1,554,766
Specialty Retail (1.0%)
USS Co. Ltd. (a)	7,200	493,154
		6,123,852
MALAYSIA (1.0%)
Food Products (1.0%)
United Plantations Bhd	114,600	507,653
MEXICO (2.6%)
Transportation Infrastructure (2.6%)
Grupo Aeroportuario del Sureste SAB de CV, Class B	233,300	1,300,775
PHILIPPINES (1.0%)
Commercial Banks (1.0%)
Bank of the Philippine Islands (a)	475,400	481,936
SINGAPORE (5.3%)
Electronic Equipment & Instruments (2.3%)
Venture Corp. Ltd. (a)	159,000	1,137,702
Health Care Providers & Services (1.6%)
Raffles Medical Group Ltd. (a)	656,000	819,452
Real Estate Management & Development (1.4%)
Wheelock Properties (Singapore) Ltd. (a)	519,000	730,323
		2,687,477
SOUTH AFRICA (3.7%)
Food & Staples Retailing (2.4%)
Massmart Holdings Ltd. (a)	81,000	1,201,861
Specialty Retail (1.3%)
Truworths International Ltd. (a)	94,100	674,609
		1,876,470
SWITZERLAND (1.9%)
Food Products (1.9%)
Barry Callebaut AG*(a)	1,500	946,556

See accompanying notes to financial statements.

Semiannual Report 2010

Statement of Investments (Unaudited) (concluded)

April 30, 2010

Aberdeen Global Small Cap Fund

	Shares or Principal Amount	Value
THAILAND (1.0%)
Electronic Equipment & Instruments (1.0%)
Hana Microelectronics PCL (a)	722,500	$528,219
UNITED KINGDOM (19.9%)
Aerospace & Defense (1.6%)
Chemring Group PLC (a)	14,300	796,588
Capital Markets (1.3%)
Close Brothers Group PLC (a)	61,600	685,539
Chemicals (1.7%)
Victrex PLC (a)	54,900	843,953
Electrical Equipment (1.5%)
Chloride Group PLC (a)	164,800	754,519
Energy Equipment & Services (2.8%)
John Wood Group PLC (a)	248,800	1,401,194
Hotels, Restaurants & Leisure (2.0%)
Millennium & Copthorne Hotels PLC (a)	139,900	1,008,118
Household Products (1.0%)
PZ Cussons PLC (a)	122,800	510,300
Machinery (2.5%)
Weir Group PLC (The) (a)	84,400	1,266,816
Multiline Retail (1.8%)
Mothercare PLC (a)	105,400	924,209
Pharmaceuticals (1.6%)
Dechra Pharmaceuticals PLC (a)	113,800	796,064
Specialty Retail (2.1%)
Halfords Group PLC (a)	135,300	1,047,872
		10,035,172
UNITED STATES (15.2%)
Containers & Packaging (2.0%)
Silgan Holdings, Inc.	17,000	1,025,610
Electric Utilities (1.5%)
ITC Holdings Corp.	13,300	742,539
Electronic Equipment & Instruments (2.3%)
Rofin-Sinar Technologies, Inc.*	43,600	1,158,016
Energy Equipment & Services (2.2%)
Tidewater, Inc.	20,400	1,093,644
Health Care Providers & Services (3.5%)
LHC Group, Inc.*	29,200	995,720
VCA Antech, Inc.*	27,500	782,650
		1,778,370
Pharmaceuticals (1.7%)
Perrigo Co.	14,300	872,729

	Shares or Principal Amount	Value
Specialty Retail (2.0%)
Urban Outfitters, Inc.*	26,900	$1,009,019
		7,679,927
Total Common Stocks		49,219,220
Total Investments (Cost $42,401,331) (b)—97.7%		49,219,220

Other assets in excess of liabilities—2.3%		1,180,738
Net Assets—100.0%		$50,399,958

*	Non-income producing security.
(a)	Fair Valued Security; countries with a Fair Value designation indicate all its securities are Fair Valued. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
BDR	Brazilian Depositary Receipt

See accompanying notes to financial statements.

2010 Semiannual Report

Aberdeen International Equity Fund (Unaudited)

The Aberdeen International Equity Fund (Class A shares at NAV) returned 6.66% for the semiannual period ended April 30, 2010, versus 5.86% for its benchmark, MSCI All Country World ex-U.S. Index. For broader comparison, the average return for the Fund’s Lipper peer category of International Large-Cap Core Funds (consisting of 414 funds) was 3.99% for the period.

Global stock markets extended their gains during the reporting period, boosted by a stream of positive economic news and supportive central bank monetary policies. The global economy expanded in the fourth quarter of 2009 and the first quarter of 2010, which was largely attributable to inventory restocking and government stimulus efforts. Developed countries held their benchmark interest rates steady and continued to extend fiscal policies while certain emerging market countries, particularly in Asia, began to raise rates. Most companies reported decent earnings results; banks, in particular, chalked up record profits as the trading environment normalized. Nonetheless, investor confidence remained fragile. Equity markets fell in January, as China tightened bank-lending standards and the U.S. government proposed to limit the size of financial institutions. Greece’s debt crisis also worsened in 2010, culminating in its sovereign credit rating being reduced to junk status. Shortly after the end of the period, the country agreed to drastic austerity measures in exchange for a €110 billion (roughly US$136 billion) Eurozone-International Monetary Fund bailout package.

At the individual stock level, the top contributors to the Fund’s relative return were Mexican airport operator Grupo Aeroportuario del Sureste (ASUR); Fanuc, a Japan-based robot manufacturer; and Dutch electronics manufacturer Koninklijke Philips Electronics. ASUR’s stock price rose on expectations that the improving U.S. economy would drive a rebound in foreign tourist arrivals. Fanuc benefited from a weak yen and a recovery in orders from Asian manufacturers. Shares of Koninklijke Philips were boosted as the company reported robust earnings for the first quarter 2010 due to corporate restructuring and cost reductions.

The primary detractors from Fund performance included our positions in Spanish diversified financial services company Mapfre; Italian oil and gas company Eni S.p.A.; and Italian bank Intesa SanPaolo. Concerns over contagion from the Greek debt crisis on other Eurozone economies such as Italy, Spain and Portugal hampered the stock performance of Mapfre and Intesa SanPaolo. Eni was affected in part by the general weakness in the Italian stock market, as well as the decline in the oil price late in 2009 following a period of appreciation through much of the year.

During the period, we bought shares of French supermarket operator Casino Guichard Perrachon because we feel that it has attractive international operations; Canadian National Railways, which boasts a diversified revenue base and, in our view, a good management team; and metals and mining company BHP Billiton, as we like its diverse product line and quality of reserves. We also initiated positions in Brazilian lender Banco Bradesco, a dominant player in its market, as well as Swiss pharmaceutical company Novartis, which benefits from a strong drug pipeline and diverse business mix. Conversely, we exited our small positions in Belgian telecommunications company Belgacom as we believe that it has lackluster business prospects; UK-based pharmaceutical company AstraZeneca and postal operator Deutsche Post on concerns over their long-term prospects; and Bank of Yokohama, a Japanese regional bank, given the persistently tough conditions in the domestic banking sector.

The Fund’s largest absolute stock weightings at the end of the semiannual period are Vodafone Group, a UK-based mobile telecommunications company with an international business; semiconductor manufacturer Samsung Electronics; and Eni S.p.A., an Italian integrated oil and gas company. Vodafone Group is the largest global mobile operator by revenue, with Europe accounting for the bulk of its business. Its broad collection of overseas assets includes a 44% stake in U.S.-based Verizon Wireless. Samsung Electronics is a leading Korean semiconductor company which is also a major player in mobile phones and TFT-LCDs. The company continues to gain market share while benefiting from improving prices for high-tech components. Eni is a well-diversified oil and gas company with operations mainly in North Africa and Europe. It has a 50% stake in Snam Rete Gas, which owns the largest natural gas pipeline system in Italy. In our view, this is one of the least expensive oil companies in the sector.

Portfolio Management

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Recent short-term performance is not typical and may not be achieved in the future. Investors should be aware that these returns were primarily achieved during favorable market conditions. Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are increased in emerging market countries.

Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Please read the prospectus for more detailed information regarding these risks.

Semiannual Report 2010

Aberdeen International Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2010)		Six Months†	1 Yr.	5 Yr.	Inception[2]	Gross Expense Ratio*	Net Expense Ratio*
Class A	w/o SC	6.66%	40.19%	9.55%	3.10%	1.65%	1.59%
	w/SC3	0.56%	32.06%	8.25%	2.47%
Class B	w/o SC	6.31%	39.32%	8.80%	2.37%	2.30%	2.24%
	w/SC4	1.31%	34.32%	8.52%	2.37%
Class C5,6	w/o SC	6.37%	39.31%	8.80%	2.43%	2.30%	2.24%
	w/SC7	5.37%	38.31%	8.80%	2.43%
Class R5,9	w/o SC	6.58%	39.91%	9.31%	2.70%	1.80%	1.74%
Institutional Service Class[9]	w/o SC	6.82%	40.53%	9.86%	3.41%	1.31%	1.25%
Institutional Class[8,9]	w/o SC	6.83%	40.77%	9.87%	3.41%	1.30%	1.24%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

†	Not annualized.
*	As of March 1, 2010. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2011. Please see the Fund’s most recent prospectus for details.
1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Based on commenced operations date of August 30, 2000.
3	A 5.75% front-end sales charge was deducted.
4	A contingent deferred sales charge (CDSC) was deducted. The CDSC starts at 5.00% during the 1st year and declines to 0.00% after 6 years and is not deducted from returns after 6 years.
5	Returns before the first offering of Class C shares (March 1, 2001) and Class R shares (December 30, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. This performance is substantially similar to what Class C and Class R shares would have produced because all classes invest in the same portfolio of securities. Class C performance has been adjusted to reflect applicable sales charges. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect any lower expenses.
6	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
7	A 1.00% CDSC was deducted from the six month and one year returns because it is charged when you sell Class C shares within the first year after purchase.
8	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on the performance of Institutional Service Class shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for Institutional Class shares have not been adjusted to reflect its lower expenses.
9	Not subject to any sales charges.

2010 Semiannual Report

Aberdeen International Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2010)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen International Equity Fund, the Morgan Stanley Capital International (MSCI) All Country World ex-U.S. Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI All Country World ex-U.S. Index, is an unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks of companies in all countries except the United States. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2010

Asset Allocation
Common Stocks	88.8%
Preferred Stocks	7.2%
Other assets in excess of liabilities	4.0%
100.0%

Top Industries
Pharmaceuticals	9.4%
Insurance	8.9%
Oil, Gas & Consumable Fuels	8.9%
Commercial Banks	8.6%
Semiconductors & Semiconductor Equipment	7.3%
Real Estate Management & Development	5.6%
Wireless Telecommunication Services	5.4%
Machinery	4.6%
Electric Utilities	3.6%
Metals & Mining	3.5%
Other	34.2%
100.0%

Top Holdings
Vodafone Group PLC	4.0%
Samsung Electronics Co. Ltd. GDR, Preferred Shares	3.8%
Eni SpA	3.7%
E.ON AG	3.6%
QBE Insurance Group Ltd.	3.5%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	3.5%
Zurich Financial Services AG	3.4%
British American Tobacco PLC	3.4%
Takeda Pharmaceutical Co. Ltd.	3.3%
Roche Holding AG	3.1%
Other	64.7%
100.0%

Top Countries
United Kingdom	16.6%
Japan	12.1%
Switzerland	11.7%
Germany	7.8%
Italy	7.3%
Hong Kong	6.3%
Singapore	4.0%
Republic of South Korea	3.8%
Sweden	3.8%
France	3.7%
Other	22.9%
100.0%

Semiannual Report 2010

Statement of Investments (Unaudited)

April 30, 2010

Aberdeen International Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (88.8%)
AUSTRALIA (3.5%)
Insurance (3.5%)
QBE Insurance Group Ltd. (a)	713,900	$13,828,479
CANADA (1.0%)
Road & Rail (1.0%)
Canadian National Railway Co.	68,000	4,070,625
CHINA (1.3%)
Oil, Gas & Consumable Fuels (1.3%)
PetroChina Co. Ltd. (a)	4,278,000	4,926,552
FRANCE (3.7%)
Electrical Equipment (2.6%)
Schneider Electric SA (a)	90,998	10,329,639
Food & Staples Retailing (1.1%)
Casino Guichard-Perrachon SA (a)	47,000	4,148,348
		14,477,987
GERMANY (7.8%)
Electric Utilities (3.6%)
E.ON AG (a)	382,400	14,141,020
Food & Staples Retailing (1.1%)
Metro AG (a)	71,800	4,310,670
Textiles, Apparel & Luxury Goods (3.1%)
Adidas AG (a)	202,900	11,892,229
		30,343,919
HONG KONG (6.3%)
Commercial Banks (2.7%)
Standard Chartered PLC (London Listing) (a)	389,300	10,382,675
Real Estate Management & Development (2.2%)
Swire Pacific Ltd., Class A (a)	772,500	8,633,000
Wireless Telecommunication Services (1.4%)
China Mobile Ltd. (a)	576,558	5,644,135
		24,659,810
ITALY (7.3%)
Commercial Banks (0.9%)
Intesa Sanpaolo SpA*(a)	1,047,100	3,450,745
Energy Equipment & Services (2.7%)
Tenaris SA ADR	261,600	10,623,576
Oil, Gas & Consumable Fuels (3.7%)
Eni SpA (a)	643,000	14,368,910
		28,443,231
JAPAN (12.1%)
Chemicals (2.2%)
Shin-Etsu Chemical Co. Ltd. (a)	149,868	8,640,606
Machinery (2.6%)
Fanuc Ltd. (a)	84,200	9,944,418

	Shares or Principal Amount	Value
Office Electronics (2.5%)
Canon, Inc. (a)	214,500	$9,813,504
Pharmaceuticals (3.3%)
Takeda Pharmaceutical Co. Ltd. (a)	298,204	12,805,536
Real Estate Management & Development (1.5%)
Daito Trust Construction Co. Ltd. (a)	110,600	5,896,647
		47,100,711
MEXICO (2.0%)
Transportation Infrastructure (2.0%)
Grupo Aeroportuario del Sureste SAB de CV, B Shares ADR	140,400	7,769,736
NETHERLANDS (2.2%)
Industrial Conglomerates (2.2%)
Koninklijke Philips Electronics NV (a)	259,200	8,702,679
SINGAPORE (4.0%)
Commercial Banks (2.1%)
Oversea-Chinese Banking Corp. Ltd. (a)	1,275,028	8,099,353
Real Estate Management & Development (1.9%)
City Developments Ltd. (a)	952,000	7,315,390
		15,414,743
SPAIN (2.0%)
Insurance (2.0%)
Mapfre SA (a)	2,419,733	7,919,161
SWEDEN (3.8%)
Commercial Banks (1.8%)
Nordea Bank AB (a)	722,800	7,054,045
Communications Equipment (2.0%)
Telefonaktiebolaget LM Ericsson, B Shares (a)	664,700	7,673,429
		14,727,474
SWITZERLAND (11.7%)
Food Products (2.2%)
Nestle SA (a)	172,120	8,424,730
Insurance (3.4%)
Zurich Financial Services AG (a)	60,100	13,328,194
Pharmaceuticals (6.1%)
Novartis AG (a)	230,100	11,735,409
Roche Holding AG (a)	76,400	12,066,659
		23,802,068
		45,554,992
TAIWAN (3.5%)
Semiconductors & Semiconductor Equipment (3.5%)
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1,301,077	13,778,405
UNITED KINGDOM (16.6%)
Machinery (2.0%)
Weir Group PLC (The) (a)	514,600	7,723,976

See accompanying notes to financial statements.

2010 Semiannual Report

Statement of Investments (Unaudited) (concluded)

April 30, 2010

Aberdeen International Equity Fund

	Shares or Principal Amount	Value
Metals & Mining (3.5%)
BHP Billiton PLC (a)	118,500	3,617,260
Rio Tinto PLC	197,600	10,214,331
		13,831,591
Multi-Utilities (2.1%)
Centrica PLC (a)	1,779,400	7,991,457
Oil, Gas & Consumable Fuels (1.6%)
Royal Dutch Shell PLC, Class B (a)	206,300	6,218,612
Tobacco (3.4%)
British American Tobacco PLC (a)	418,431	13,155,254
Wireless Telecommunication Services (4.0%)
Vodafone Group PLC (a)	7,109,000	15,749,913
		64,670,803
Total Common Stocks		346,389,307
PREFERRED STOCKS (7.2%)
BRAZIL (3.4%)
Commercial Banks (1.1%)
Banco Bradesco SA ADR, Preferred Shares	223,000	4,152,260
Oil, Gas & Consumable Fuels (2.3%)
Petroleo Brasileiro SA ADR, Preferred Shares	239,600	9,090,424
		13,242,684
REPUBLIC OF SOUTH KOREA (3.8%)
Semiconductors & Semiconductor Equipment (3.8%)
Samsung Electronics Co. Ltd. GDR, Preferred Shares (a)	62,200	14,813,997
Total Preferred Stocks		28,056,681
Total Investments (Cost $313,851,768) (b) —96.0%		374,445,988

Other assets in excess of liabilities—4.0%		15,487,338
Net Assets—100.0%		$389,933,326

*	Non-income producing security.
(a)	Fair Valued Security; countries with a Fair Value designation indicate all its securities are Fair Valued. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying notes to financial statements.

Semiannual Report 2010

Aberdeen Natural Resources Fund (Unaudited)

The Aberdeen Natural Resources Fund (Class A shares at NAV) returned 11.72% for the semiannual period ended April 30, 2010, versus 13.06% for its benchmark, the Standard & Poor’s (S&P) North American Natural Resources Sector Index. For broader comparison, the average return of the Fund’s Lipper peer category of Global Natural Resources Funds (consisting of 128 funds) was 10.13% for the period.

The equity market upturn which began in March 2009 persisted through most of the reporting period. Stock prices benefited mainly from the releases of positive corporate earnings reports and broadly improving economic data. Natural resources stocks underperformed the broader market primarily because of relative weakness in the oil and consumable fuels subsector, which comprises nearly two-thirds of the S&P North American Natural Resources Sector Index. The strongest-performing segments of the index were paper and forest products, as well as metals and mining. U.S. crude oil futures began the period at $77.00 per barrel and rose slightly before dipping below $70.00 in mid-December. Prices rallied in March and April on somewhat stronger demand and growing concerns about the ongoing fiscal problems in the Eurozone. This uncertainty also had a positive impact on the spot gold price, which rose significantly during the period.

The primary detractors from performance among individual holdings for the period were Eni S.p.A., an Italian integrated oil and gas company which holds a stake in a significant number of mining licenses distributed throughout the Gulf of Mexico and Alaska.; Transocean, a deepwater drilling rig company; and Petroleo Brasileiro (Petrobras), the national oil company of Brazil. Eni’s performance was hindered by a combination of concerns in Italy and southern Europe, relatively weak production results, and its relatively high leverage in relation to its dividend. Transocean’s stock price fell due to pending concerns over pricing pressure in the near-term as well as an explosion of a company-owned drilling rig operated by British Petroleum. Shares of Petrobras detracted from performance mainly due to the company’s pending share sale and its acquisition of properties from the Brazilian government.

Investment results were enhanced by our positions in Whiting Petroleum, a Colorado-based oil and gas exploration and production company; diversified specialty metals producer Allegheny Technologies; and major integrated oil company Exxon Mobil. Allegheny Technologies continued to benefit from the rise in metals prices amid a strengthening economy, as well as improvement in the supply chain throughout the commercial aerospace industry. Whiting Petroleum increased its production targets for 2010, realized savings from effective cost containment, and discussed potential developments which could benefit the company’s reserves and production in future years. The Fund’s relative underweight position in Exxon Mobil had a positive impact as the stock declined during the period following its announced acquisition of XTO Energy, a natural gas exploration and production company.

New positions during the semiannual period included AK Steel Holding Corp., a producer of steel products, and Southwestern Energy Co., a leading natural gas exploration and production firm with a major business interest in the Fayetteville Shale in Arkansas. We added to our existing holdings in oil and equipment services company Halliburton Co, and Berry Petroleum, an oil exploration and production company whose business is leveraged to U.S. oil reserves. We exited positions in natural gas and oil company SandRidge Energy due to our concerns about its longer-term growth prospects, and two natural gas exploration and production companies, Cabot Oil and Gas and Petrohawk, as we believe that there are better opportunities elsewhere. We also sold our position in Devon Energy due to better opportunities and in an effort to consolidate the holdings in the portfolio. Additionally, we reduced several positions during the period, including Transocean and Petrobras.

The Fund’s largest absolute stock weightings at the end of the reporting period include oil and gas exploration and production companies EOG Resources, Apache Corp. and Occidental Petroleum. EOG Resources anticipates an increase in oil-based energy production and higher reserve levels from shale assets in the U.S. Apache historically has operated its business effectively and exercised discipline with capital allocation, and is trading at what we believe is a relatively inexpensive valuation. The company’s balance sheet continues to provide support for asset purchases, most recently evident in the company’s announced acquisition of Mariner Energy. Finally, Occidental Petroleum, in our view, remains attractive given its production growth, while its low-cost reserve base provides the company the ability to fund projects, most notably with recent discoveries in its California oil field.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Recent short-term performance is not typical and may not be achieved in the future. Investors should be aware that these returns were primarily achieved during favorable market conditions. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

The Fund may hold larger positions in fewer securities than other similar funds. Less diversified funds have greater risk than more diversified funds.

Investing 25% or more of the Fund’s net assets in natural resources industries subjects the Fund to greater risk of loss and is considerably more volatile compared to investments that are diversified across a greater number of industries.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are increased in emerging market countries.

Please read the prospectus for more detailed information regarding these risks.

2010 Semiannual Report

Aberdeen Natural Resources Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2010)		Six Months†	1 Yr.	5 Yr.	Inception[2]	Gross Expense Ratio*	Net Expense Ratio*
Class A	w/o SC	11.72%	37.52%	14.85%	18.07%	1.75%	1.53%
	w/SC3	5.27%	29.57%	13.49%	16.88%
Class B	w/o SC	11.37%	36.68%	14.04%	17.22%	2.38%	2.16%
	w/SC4	6.37%	31.68%	13.80%	17.14%
Class C	w/o SC	11.29%	36.65%	14.04%	17.23%	2.38%	2.16%
	w/SC5	10.29%	35.65%	14.04%	17.23%
Class R6	w/o SC	11.61%	37.32%	14.59%	17.76%	1.88%	1.66%
Institutional Service Class[6]	w/o SC	11.95%	38.04%	15.17%	18.38%	1.38%	1.16%
Institutional Class[6]	w/o SC	11.85%	37.99%	15.17%	18.40%	1.38%	1.16%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

†	Not annualized.
*	As of March 1, 2010. The difference between gross and net operating expenses reflects contractual waivers in place at least through February 28, 2011. Please see the Fund’s most recent prospectus for details.
1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund's prospectus for more detail.
2	Fund commenced operations on June 29, 2004.
3	A 5.75% front-end sales charge was deducted.
4	A contingent deferred sales charge (CDSC) was deducted. The CDSC starts at 5.00% during the 1st year and declines to 0.00% after 6 years and is not deducted from total returns after 6 years.
5	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when you sell Class C shares within the first year after purchase.
6	Not subject to any sales charges.

Semiannual Report 2010

Aberdeen Natural Resources Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2010)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Natural Resources Fund, S&P North American Natural Resources Sector Index™ and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

S&P North American Natural Resources Sector Index™ is an unmanaged, modified market capitalization-weighted sector index of U.S.-traded natural resource-related stocks, including companies in the categories of extractive industries, energy, owners and operators of timber tracts, forestry services, producers of pulp and paper and owners of plantations. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2010

Asset Allocation
Common Stocks	98.4%
Other assets in excess of liabilities	1.6%
100.0%

Top Industries
Oil, Gas & Consumable Fuels	51.4%
Energy Equipment & Services	23.3%
Metals & Mining	14.5%
Machinery	6.1%
Road & Rail	1.8%
Chemicals	1.3%
Other	1.6%
100.0%

Top Holdings
EOG Resources, Inc.	5.9%
Apache Corp.	5.7%
Occidental Petroleum Corp.	5.2%
Schlumberger Ltd.	4.7%
Eni SpA ADR	4.7%
Halliburton Co.	4.7%
XTO Energy, Inc.	4.6%
Tidewater, Inc.	4.4%
Hess Corp.	4.1%
Berry Petroleum Co., Class A	4.1%
Other	51.9%
100.0%

Top Countries
United States	73.2%
Brazil	6.9%
Italy	4.7%
Canada	4.5%
United Kingdom	4.3%
Australia	2.4%
Switzerland	2.4%
Other	1.6%
100.0%

2010 Semiannual Report

Statement of Investments (Unaudited)

April 30, 2010

Aberdeen Natural Resources Fund

	Shares or Principal Amount	Value
COMMON STOCKS (98.4%)
AUSTRALIA (2.4%)
Metals & Mining (2.4%)
BHP Billiton Ltd. ADR	35,600	$2,591,324
BRAZIL (6.9%)
Metals & Mining (3.7%)
Vale SA ADR	127,800	3,914,514
Oil, Gas & Consumable Fuels (3.2%)
Petroleo Brasileiro SA ADR	78,500	3,330,755
		7,245,269
CANADA (4.5%)
Metals & Mining (2.7%)
Agnico-Eagle Mines Ltd.	19,000	1,200,040
Barrick Gold Corp.	36,800	1,602,640
		2,802,680
Road & Rail (1.8%)
Canadian National Railway Co.	32,400	1,937,196
		4,739,876
ITALY (4.7%)
Oil, Gas & Consumable Fuels (4.7%)
Eni SpA ADR	111,000	4,933,950
SWITZERLAND (2.4%)
Energy Equipment & Services (2.4%)
Transocean Ltd.*	34,405	2,492,642
UNITED KINGDOM (4.3%)
Energy Equipment & Services (2.2%)
Ensco International PLC ADR	48,700	2,297,666
Metals & Mining (2.1%)
Rio Tinto PLC ADR	43,200	2,197,152
		4,494,818
UNITED STATES (73.2%)
Chemicals (1.3%)
Monsanto Co.	21,800	1,374,708
Energy Equipment & Services (18.7%)
Halliburton Co.	159,800	4,897,870
National Oilwell Varco, Inc.	69,000	3,038,070
Schlumberger Ltd.	69,500	4,963,690
TETRA Technologies, Inc.*	172,000	2,113,880
Tidewater, Inc.	87,360	4,683,369
		19,696,879
Machinery (6.1%)
Deere & Co.	34,100	2,039,862
Harsco Corp.	52,300	1,619,208
Terex Corp.*	103,317	2,739,967
		6,399,037

	Shares or Principal Amount	Value
Metals & Mining (3.6%)
AK Steel Holding Corp.	91,800	$1,537,650
Allegheny Technologies, Inc.	41,589	2,223,764
		3,761,414
Oil, Gas & Consumable Fuels (43.5%)
Apache Corp.	59,400	6,044,544
Berry Petroleum Co., Class A	132,400	4,285,788
EOG Resources, Inc.	55,000	6,166,600
Exxon Mobil Corp.	15,900	1,078,815
Hess Corp.	68,200	4,334,110
Occidental Petroleum Corp.	61,900	5,488,054
Peabody Energy Corp.	87,700	4,097,344
Range Resources Corp.	61,400	2,932,464
Southwestern Energy Co.*	77,900	3,091,072
Whiting Petroleum Corp.*	38,909	3,514,650
XTO Energy, Inc.	100,936	4,796,479
		45,829,920
		77,061,958
Total Common Stocks		103,559,837
Total Investments (Cost $82,388,950) (a)—98.4%		103,559,837

Other assets in excess of liabilities—1.6%		1,688,348
Net Assets—100.0%		$105,248,185

*	Non-income producing security.
(a)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt

See accompanying notes to financial statements.

Semiannual Report 2010

Aberdeen Small Cap Fund (Unaudited)

The Aberdeen Small Cap Fund (Class A shares at NAV) returned 29.71% for the semiannual period ended April 30, 2010, versus 28.17% for its benchmark, the Russell 2000 Index. For broader comparison, the average return of the Fund’s Lipper peer category of Small-Cap Core Funds (consisting of 759 funds) was 25.42% for the period.

The equity market upturn that began in March 2009 persisted through most of the reporting period, most notably within the small-cap universe. Stock prices benefited mainly from the releases of positive corporate earnings reports and broadly improving economic data. On five days in April, the small-cap Russell 2000 Index closed at its highest levels since September 2008. The Commerce Department reported that first-quarter 2010 GDP rose 3.2%, driven by an increase in consumer spending and the continuing effects of the government economic stimulus plan enacted early in 2009. Business fundamentals throughout the domestic economy remain strong and corporate balance sheets are robust. In late March, Congress passed legislation aimed at improving access to healthcare services for the estimated 15% of the population which does not already have private or government-aided health insurance. The estimated $938 billion cost of the plan over 10 years will be shared by taxpayers and by industry. The diminished uncertainty about the fate of the legislation lifted investor sentiment. Congress also began to debate a financial services reform package aimed at reducing risks in the financial system. Proposals range from forcing companies to improve their disclosure to their customers to controlling the types of risk-taking activities in which they can engage.

The most notable contributors to the Fund’s relative return among individual stock positions were Kansas City Southern, a provider of rail freight transportation services in the U.S. and Mexico; commercial lender CapitalSource; and Jones Lang LaSalle, a global real estate and investment management company. Kansas City Southern has continued to benefit from strong long-term tailwinds in pricing in the railroad industry as well as substantially higher organic business volumes. CapitalSource has significantly strengthened reserves against expected losses on a legacy portfolio of loans and expects no future provisions against that portion of loans. We feel that the shares remain inexpensive relative to future levels of earnings. Sales and earnings are improving significantly at Jones Lang LaSalle, as there is significant operating leverage–which results in a greater increase in operating income with every increase in sales revenue–in its business model. In our view, ongoing incremental improvements in both the capital and commercial real estate transaction markets in the U.S. and globally should continue to benefit the company.

Fund performance was hampered primarily by our holdings in SandRidge Energy, a natural gas and oil company; Dynamic Materials Corp., an industrial manufacturing firm servicing the energy industry; and AK Steel Holding Corp., a producer of steel products. SandRidge Energy reported fourth-quarter results that did not meet investors’ expectations as the company’s business was hurt by lower production. Management also reduced its 2010 production outlook. AK Steel reduced its forecast for the electrical steel market for the remainder of 2010 due to lower expectations for demand and low levels of spending by utility companies. We maintain the positions in Dynamic Materials and AK Steel. However, we have sold our holding in SandRidge Energy due to our concerns about its longer-term growth prospects.

During the period, we initiated positions in Ocwen Financial Corp., a mortgage and real estate servicing firm, following a significant pullback in the stock price; Advent Software, a software development company that serves the financial services industries; AK Steel Holding Corp.; and BE Aerospace, a supplier of cabin interior products for commercial aircraft. Conversely, we exited positions in SandRidge Energy, a natural gas and oil company, due to our concerns about its longer-term growth prospects; Western Alliance Bancorporation, a Las Vegas-based commercial bank; transportation services company Celadon Group, Synaptics, a manufacturer of touch-sensitive pads for communication devices, and TCF Financial Corp., a Minnesota-based bank.

The Fund’s largest absolute stock weightings include Tellabs Inc., a provider of telecommunications networking products; Teradyne, a supplier of semiconductor test equipment for the automotive and technology industries; and global industrial machinery manufacturer Terex Corp. Tellabs is transitioning its business from wireline equipment, which is in long-term decline, to providing equipment to resolve congestion on the wireless networks for data, voice and video. We are beginning to see the turnaround come to fruition as its revenue mix improves, while strong cost discipline has allowed profit margins to expand. Teradyne reported better-than-expected earnings for the first quarter of 2010 due to strong revenues and higher margins. The company has achieved significant improvement in profitability in comparison to the previous quarter. Finally, although Terex posted a first-quarter operating loss, the company realized a net gain of $620 million on the sale of its mining business during the period. We believe that the company’s share price remains very attractive relative to its expected future levels of earnings and cash flow.

Portfolio Management:

Aberdeen U.S. Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Recent short-term performance is not typical and may not be achieved in the future. Investors should be aware that these returns were primarily achieved during favorable market conditions. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee.The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

2010 Semiannual Report

Aberdeen Small Cap Fund (Unaudited) (concluded)

Risk Considerations

Smaller company stocks are usually less stable in price and less liquid than those of larger, more established companies, and therefore carry greater risk to investors.

The Fund may invest in foreign securities. Foreign securities are more volatile, harder to price and less liquid than U.S. securities.

Please read the prospectus for more detailed information regarding these risks.

Semiannual Report 2010

Aberdeen Small Cap Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2010)		Six Months†	1 Yr.	5 Yr.	10 Yr.	Gross Expense Ratio*	Net Expense Ratio*
Class A	w/o SC	29.71%	54.88%	6.89%	7.32%	2.11%	1.39%
	w/SC2	22.22%	45.98%	5.63%	6.69%
Class B	w/o SC	29.27%	53.81%	6.18%	6.61%	2.78%	2.06%
	w/SC3	24.27%	48.81%	5.90%	6.61%
Class C4,5	w/o SC	29.31%	53.80%	6.17%	6.62%	2.78%	2.06%
	w/SC6	28.31%	52.80%	6.17%	6.62%
Class R4,8	w/o SC	29.53%	54.82%	6.72%	6.96%	2.28%	1.56%
Institutional Service Class[8]	w/o SC	29.82%	55.78%	7.28%	7.62%	1.78%	1.06%
Institutional Class[7,8]	w/o SC	29.87%	55.40%	7.23%	7.61%	1.78%	1.06%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

†	Not annualized.
*	As of March 1, 2010. The difference between gross and net operating expenses reflects contractual waivers in place at least through February 28, 2011. Please see the Fund’s most recent prospectus for details.
1	Fund commenced operations on November 2, 1998. Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund's prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A contingent deferred sales charge (CDSC) was deducted. The CDSC starts at 5.00% during the 1st year and declines to 0.00% after 6 years and is not deducted from returns after 6 years.
4	Returns before the first offering of Class C shares (March 1, 2001) and Class R shares (December 30, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class C shares and what Class R shares would have produced because all three classes invest in the same portfolio of securities. Returns for these classes have been adjusted to eliminate sales charges that do not apply to these classes, but have not been adjusted to reflect lower class-level expenses, if any.
5	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charges.
6	A 1.00% CDSC was deducted from the six month and one year returns because it is charged when you sell Class C shares within the first year after purchase.
7	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on the previous performance of Institutional Service Class shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.
8	Not subject to any sales charges.

2010 Semiannual Report

Aberdeen Small Cap Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2010)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Small Cap Fund, the Russell 2000® Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2010. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Russell 2000® Index is an unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2010

Asset Allocation
Common Stocks	99.1%
Other assets in excess of liabilities	0.9%
100.0%

Asset Allocation
Top Industries
Machinery	12.2%
Commercial Banks	6.3%
Health Care Providers & Services	5.8%
Software	5.3%
Hotels, Restaurants & Leisure	4.5%
Insurance	4.4%
Specialty Retail	4.3%
Oil, Gas & Consumable Fuels	4.0%
Thrifts & Mortgage Finance	3.9%
Communications Equipment	3.7%
Other	45.6%
100.0%

Top Holdings
Tellabs, Inc.	2.7%
Teradyne, Inc.	2.4%
Terex Corp.	2.3%
Drew Industries, Inc.	2.3%
Valspar Corp.	2.3%
Wabtec Corp.	2.3%
Beacon Roofing Supply, Inc.	2.3%
Phillips-Van Heusen Corp.	2.3%
FreightCar America, Inc.	2.3%
Berry Petroleum Co., Class A	2.2%
Other	76.6%
100.0%

Semiannual Report 2010

Statement of Investments (Unaudited)

April 30, 2010

Aberdeen Small Cap Fund

	Shares or Principal Amount	Value
COMMON STOCKS (99.1%)
Aerospace & Defense (1.8%)
BE Aerospace, Inc.*	120,969	$3,593,989
Auto Components (2.3%)
Drew Industries, Inc.*	180,900	4,640,085
Biotechnology (1.0%)
United Therapeutics Corp.*	34,460	1,960,429
Chemicals (2.3%)
Valspar Corp.	147,130	4,608,112
Commercial Banks (6.3%)
Bank of the Ozarks, Inc.	78,530	3,021,049
CapitalSource, Inc.	735,959	4,393,675
Univest Corp. of Pennsylvania	54,670	1,069,892
Wintrust Financial Corp.	108,071	4,031,049
		12,515,665
Commercial Services & Supplies (1.0%)
Clean Harbors, Inc.*	32,307	2,049,233
Communications Equipment (3.7%)
Polycom, Inc.*	63,050	2,052,278
Tellabs, Inc.	588,253	5,341,337
		7,393,615
Containers & Packaging (0.5%)
Silgan Holdings, Inc.	15,741	949,655
Electric Utilities (0.7%)
ITC Holdings Corp.	25,960	1,449,347
Electronic Equipment & Instruments (3.5%)
Littelfuse, Inc.*	83,274	3,516,661
Rofin-Sinar Technologies, Inc.*	128,630	3,416,413
		6,933,074
Energy Equipment & Services (1.6%)
Tidewater, Inc.	57,260	3,069,709
Food Products (1.4%)
Smithfield Foods, Inc.*	145,860	2,733,416
Health Care Equipment & Supplies (2.7%)
Hill-Rom Holdings, Inc.	71,000	2,251,410
Inverness Medical Innovations, Inc.*	33,047	1,314,610
Teleflex, Inc.	30,620	1,877,618
		5,443,638
Health Care Providers & Services (5.8%)
IPC The Hospitalist Co., Inc.*	85,640	2,658,266
LHC Group, Inc.*	123,155	4,199,586
Sun Healthcare Group, Inc.*	201,210	1,798,817
VCA Antech, Inc. *	100,020	2,846,569
		11,503,238

	Shares or Principal Amount	Value
Hotels, Restaurants & Leisure (4.5%)
P.F. Chang's China Bistro, Inc.*	44,720	$1,951,581
Panera Bread Co., Class A*	25,400	1,979,676
Penn National Gaming, Inc.*	80,800	2,501,568
WMS Industries, Inc.*	49,160	2,458,983
		8,891,808
Household Durables (1.1%)
Ethan Allen Interiors, Inc.	105,300	2,127,060
Information Technology Services (1.5%)
Alliance Data Systems Corp.*	38,920	2,921,335
Insurance (4.4%)
Amerisafe, Inc.*	170,460	2,914,866
Aspen Insurance Holdings Ltd.	105,900	2,857,182
Hanover Insurance Group, Inc. (The)	67,953	3,061,283
		8,833,331
Internet & Catalog Retail (1.5%)
NutriSystem, Inc.	148,381	2,868,205
Machinery (12.2%)
Dynamic Materials Corp.	181,227	3,254,837
FreightCar America, Inc.	156,138	4,468,669
Harsco Corp.	104,000	3,219,840
Kennametal, Inc.	124,147	4,079,470
Terex Corp.*	175,565	4,655,984
Wabtec Corp.	96,570	4,594,801
		24,273,601
Metals & Mining (3.7%)
AK Steel Holding Corp.	129,800	2,174,150
Allegheny Technologies, Inc.	37,272	1,992,934
Compass Minerals International, Inc.	42,200	3,178,082
		7,345,166
Oil, Gas & Consumable Fuels (4.0%)
Berry Petroleum Co., Class A	137,370	4,446,667
Whiting Petroleum Corp.*	39,068	3,529,012
		7,975,679
Pharmaceuticals (0.9%)
Viropharma, Inc.*	138,190	1,757,777
Real Estate Investment Trusts (REIT) (2.6%)
Healthcare Realty Trust, Inc.	105,908	2,556,619
Macerich Co. (The)	59,223	2,647,860
		5,204,479
Real Estate Management & Development (2.2%)
Jones Lang LaSalle, Inc.	56,010	4,418,069
Road & Rail (3.3%)
Con-way, Inc.	58,000	2,252,720
Kansas City Southern*	108,000	4,379,400
		6,632,120

See accompanying notes to financial statements.

2010 Semiannual Report

Statement of Investments (Unaudited) (concluded)

April 30, 2010

Aberdeen Small Cap Fund

	Shares or Principal Amount	Value
Semiconductors & Semiconductor Equipment (2.4%)
Teradyne, Inc.*	389,700	$4,766,031
Software (5.3%)
Advent Software, Inc.*	21,997	993,824
Concur Technologies, Inc.*	74,708	3,131,012
MICROS Systems, Inc.*	60,367	2,243,238
Solera Holdings, Inc.	109,390	4,251,989
		10,620,063
Specialty Retail (4.3%)
Monro Muffler Brake, Inc.	88,600	3,177,196
Tractor Supply Co.	59,330	3,985,196
Zumiez, Inc.*	78,189	1,451,188
		8,613,580
Textiles, Apparel & Luxury Goods (2.3%)
Phillips-Van Heusen Corp.	71,348	4,495,637
Thrifts & Mortgage Finance (3.9%)
Ocwen Financial Corp.*	265,500	3,066,525
Washington Federal, Inc.	124,080	2,552,325
Westfield Financial, Inc.	236,877	2,155,581
		7,774,431
Trading Companies & Distributors (3.1%)
Beacon Roofing Supply, Inc.*	205,330	4,558,326
Rush Enterprises, Inc., Class A*	93,850	1,522,247
		6,080,573
Wireless Telecommunication Services (1.3%)
Shenandoah Telecommunications Co.	146,630	2,604,149
Total Common Stocks		197,046,299
Total Investments (Cost $138,890,304) (a)—99.1%		197,046,299

Other assets in excess of liabilities—0.9%		1,820,956
Net Assets—100.0%		$198,867,255

*	Non-income producing security.
(a)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Semiannual Report 2010

Aberdeen U.S. Equity Fund (Unaudited)

The Aberdeen U.S. Equity Fund (Class A shares at NAV) returned 12.89% for the semiannual period ended April 30, 2010, versus 15.66% for its benchmark, the Standard & Poor’s (S&P) 500 Index. For broader comparison, average return of the Fund’s Lipper peer category of Large-Cap Core Funds (consisting of 980 funds) was –14.38% for the period.

The equity market upturn which began in March 2009 persisted through most of the reporting period. Stock prices benefited mainly from the releases of positive corporate earnings reports and broadly improving economic data. The Commerce Department reported that first-quarter 2010 gross domestic product rose 3.2%, driven by an increase in consumer spending and the continuing effects of the government economic stimulus plan enacted early in 2009. Business fundamentals throughout the domestic economy remain strong and corporate balance sheets are robust. In late March, Congress passed legislation aimed at improving access to healthcare services for the estimated 15% of the population which does not already have private or government-aided health insurance. The estimated $938 billion cost of the plan over 10 years will be shared by taxpayers and by industry. The diminished uncertainty about the fate of the legislation lifted investor sentiment. Congress also began to debate a financial services reform package aimed at reducing risks in the financial system. Proposals range from forcing companies to improve their disclosure to their customers to controlling the types of risk-taking activities in which they can engage.

Our positions in healthcare equipment manufacturer Baxter International, Inc.; biopharmaceutical company Gilead Sciences; and security software company McAfee Inc.; and biopharmaceutical company Gilead Sciences detracted from performance for the period. Shares of Baxter International and Gilead Sciences fell toward the end of the period broadly due to the impact of healthcare reform, as well as company-specific headwinds. Baxter’s management discussed competitive issues within its plasma business, while, similarly, Gilead noted the potential for pricing pressure surrounding its core drug franchise. Earlier in the period, investors became impatient with McAfee as the conversion rate to payment among consumers was slower than anticipated because of economic pressures. Toward the end of the period, the company released earnings which showed a negative impact from foreign exchange and delays in signing several enterprise clients. We maintain positions in all three companies.

The top contributors to performance among individual holdings were hotel chain operator Starwood Hotels & Resorts Worldwide; Emerson Electric, a diversified global technology company; and Alliance Data Systems, a provider of data-driven and transaction-based marketing and customer loyalty solutions. Shares of Starwood Hotels & Resorts have risen as the company’s business continued to improve amid a recovery in business travel. Throughout the period, Emerson Electric saw improving orders within its industrial businesses, and the company also revealed its longer-term expectations for strategic expansion into emerging markets. Alliance Data Systems benefited as the company’s position in private credit card issuance remained strong. We feel that its improving loyalty program performance and the growing revenues point to even higher earnings ahead.

During the period, we added to existing positions in several companies as we became more comfortable with their outlooks. Among these holdings were healthcare equipment manufacturer Baxter International Inc.; industrial gas company Praxair Inc.; and wireless telecommunications equipment manufacturer QUALCOMM Inc. We increased our holdings in security software provider McAfee Inc. and diversified financial State Street Corp. after periods of price weakness. We sold our holding in offshore contract drilling company Ensco International Inc. upon its reincorporation in the UK, and subsequently purchased shares of Tidewater Inc., an offshore marine service company. We trimmed a number of positions following their strong performance, including software company Oracle Corp. and managed care provider Aetna Inc. We exited our position in investment banking firm Goldman Sachs given the increased likelihood of financial reform and implications this may have on the company's client franchise and current business model.

At the end of the period, the Fund’s largest absolute stock weightings were software company Oracle Corp.; Apache Corp., an oil and gas exploration and production company; and wireless telecommunications equipment manufacturer QUALCOMM. We believe that Oracle will continue to benefit as corporations increase spending to upgrade their software and hardware. Apache historically has operated its business effectively and has been disciplined with capital allocation. The company’s balance sheet continues to provide support for asset purchases, most recently evident in the company’s announced acquisition of Mariner Energy. QUALCOMM’s proprietary 3G wireless-enabling technology remains the preferred technology in the build-out of 3G platforms. The company’s technological lead helps drives high and sustainable operating margins, and its strong balance sheet has consistently delivered high rates of returns on assets.

Portfolio Management:

Aberdeen U.S. Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Recent short-term performance is not typical and may not be achieved in the future. Investors should be aware that these returns were primarily achieved during favorable market conditions. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

The Fund cannot guarantee that it will achieve its investment objective. The value of the Fund’s investments, and therefore the value of the Fund shares, may fluctuate.

Please read the prospectus for more detailed information regarding these risks.

2010 Semiannual Report

Aberdeen U.S. Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2010)		Six Months†	1 Yr.	5 Yr.	Inception[2]	Gross Expense Ratio*	Net Expense Ratio*
Class A	w/o SC	12.89%	33.02%	3.62%	1.10%	2.05%	1.58%
	w/SC3	6.45%	25.44%	2.41%	0.50%
Class B	w/o SC	12.48%	32.17%	2.92%	0.42%	2.68%	2.21%
	w/SC4	7.48%	27.17%	2.59%	0.42%
Class C5,6	w/o SC	12.54%	32.07%	2.93%	0.48%	2.68%	2.21%
	w/SC7	11.54%	31.07%	2.93%	0.48%
Class R5,9	w/o SC	12.84%	33.23%	3.50%	0.79%	2.18%	1.71%
Institutional Class[8,9]	w/o SC	13.12%	33.33%	3.93%	1.41%	1.68%	1.21%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

†	Not annualized.
*	As of March 1, 2010. The difference between gross and net operating expenses reflects contractual waivers in place at least through February 28, 2011. Please see the Fund’s most recent prospectus for details.
1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. Beginning February 28, 2009, in connection with the change in name to the Fund, the Fund no longer uses a growth style for investing securities and became diversified so that it invests in a larger number of companies. Please consult the Fund's prospectus for more detail.
2	Fund commenced operations on June 30, 2000.
3	A 5.75% front-end sales charge was deducted.
4	A contingent deferred sales charge (CDSC) was deducted. The CDSC starts at 5.00% during the 1st year and declines to 0.00% after 6 years and is not deducted from returns after 6 years.
5	Returns before the first offering of Class C shares (March 1, 2001) and Class R shares (October 1, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the predecessor fund. This performance is substantially similar to what the Class C shares and Class R shares would have produced, because all classes invest in the same portfolio of securities. Class C performance has been adjusted to reflect applicable sales charges. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect its lower expenses.
6	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
7	A 1.00% CDSC was deducted from the six month and one year returns because it is charged when you sell Class C shares within the first year after purchase.
8	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on previous performance of Institutional Service Class shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for Institutional Class shares have not been adjusted to reflect its lower expenses.
9	Not subject to any sales charges.

Semiannual Report 2010

Aberdeen U.S. Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2010)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen U.S. Equity Fund, S&P 500® Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2010

Asset Allocation
Common Stocks	97.1%
Other assets in excess of liabilities	2.9%
100.0%

Top Industries
Oil, Gas & Consumable Fuels	9.0%
Communications Equipment	5.3%
Software	4.8%
Health Care Equipment & Supplies	4.5%
Food Products	4.5%
Energy Equipment & Services	4.0%
Semiconductors & Semiconductor Equipment	4.0%
Aerospace & Defense	3.9%
Health Care Providers & Services	3.6%
Specialty Retail	3.4%
Other	53.0%
100.0%

Top Holdings
Oracle Corp.	3.1%
Apache Corp.	3.0%
QUALCOMM, Inc.	3.0%
Philip Morris International, Inc.	2.9%
CVS Caremark Corp.	2.6%
United Technologies Corp.	2.6%
Gilead Sciences, Inc.	2.5%
PepsiCo, Inc.	2.5%
Intel Corp.	2.5%
Kraft Foods, Inc., Class A	2.5%
Other	72.8%
100.0%

2010 Semiannual Report

Statement of Investments (Unaudited)

April 30, 2010

Aberdeen U.S. Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (97.1%)
Aerospace & Defense (3.9%)
ITT Corp.	12,300	$683,511
United Technologies Corp.	17,700	1,326,615
		2,010,126
Auto Components (1.2%)
BorgWarner, Inc.*	14,000	606,760
Beverages (2.5%)
PepsiCo, Inc.	19,500	1,271,790
Biotechnology (2.5%)
Gilead Sciences, Inc.*	32,810	1,301,573
Capital Markets (3.3%)
Charles Schwab Corp. (The)	35,000	675,150
State Street Corp.	22,800	991,800
		1,666,950
Chemicals (3.2%)
Monsanto Co.	9,600	605,376
Praxair, Inc.	12,600	1,055,502
		1,660,878
Commercial Banks (3.2%)
Royal Bank of Canada	15,500	940,074
Wells Fargo & Co.	21,000	695,310
		1,635,384
Communications Equipment (5.3%)
Cisco Systems, Inc.*	44,000	1,184,480
QUALCOMM, Inc.	38,650	1,497,301
		2,681,781
Computers & Peripherals (1.8%)
EMC Corp.*	48,100	914,381
Consumer Finance (1.0%)
Capital One Financial Corp.	11,800	512,238
Diversified Financial Services (2.2%)
JPMorgan Chase & Co.	25,850	1,100,693
Diversified Telecommunication Services (1.0%)
Telus Corp.	14,200	525,491
Electrical Equipment (2.2%)
Emerson Electric Co.	21,100	1,102,053
Energy Equipment & Services (4.0%)
Schlumberger Ltd.	16,600	1,185,572
Tidewater, Inc.	16,200	868,482
		2,054,054
Food & Staples Retailing (2.6%)
CVS Caremark Corp.	36,650	1,353,484

	Shares or Principal Amount	Value
Food Products (4.5%)
Kellogg Co.	18,900	$1,038,366
Kraft Foods, Inc., Class A	42,100	1,246,160
		2,284,526
Health Care Equipment & Supplies (4.5%)
Baxter International, Inc.	26,380	1,245,664
St. Jude Medical, Inc.*	25,600	1,044,992
		2,290,656
Health Care Providers & Services (3.6%)
Aetna, Inc.	22,900	676,695
Quest Diagnostics, Inc.	20,300	1,160,348
		1,837,043
Hotels, Restaurants & Leisure (1.2%)
Starwood Hotels & Resorts Worldwide, Inc.	10,900	594,159
Household Products (1.5%)
Procter & Gamble Co. (The)	12,200	758,352
Industrial Conglomerates (1.9%)
3M Co.	11,100	984,237
Information Technology Services (3.3%)
Alliance Data Systems Corp.*	12,100	908,226
Cognizant Technology Solutions Corp., Class A*	14,900	762,582
		1,670,808
Insurance (2.6%)
Aflac, Inc.	9,600	489,216
MetLife, Inc.	18,480	842,318
		1,331,534
Internet Software & Services (1.9%)
Yahoo!, Inc.*	59,800	988,494
Machinery (3.3%)
Deere & Co.	17,100	1,022,922
PACCAR, Inc.	13,800	641,976
		1,664,898
Media (0.8%)
Comcast Corp., Class A	21,300	420,462
Oil, Gas & Consumable Fuels (9.0%)
Apache Corp.	15,150	1,541,664
EOG Resources, Inc.	8,340	935,081
Exxon Mobil Corp.	15,600	1,058,460
Hess Corp.	16,800	1,067,640
		4,602,845
Pharmaceuticals (1.9%)
Johnson & Johnson	14,800	951,640
Road & Rail (2.1%)
Canadian National Railway Co.	17,600	1,052,304

See accompanying notes to financial statements.

Semiannual Report 2010

Statement of Investments (Unaudited) (concluded)

April 30, 2010

Aberdeen U.S. Equity Fund

	Shares or Principal Amount	Value
Semiconductors & Semiconductor Equipment (4.0%)
Intel Corp.	55,700	$1,271,631
Marvell Technology Group Ltd.*	37,400	772,310
		2,043,941
Software (4.8%)
McAfee, Inc.*	25,600	889,600
Oracle Corp.	60,250	1,556,860
		2,446,460
Specialty Retail (3.4%)
Staples, Inc.	32,900	774,137
TJX Cos., Inc.	11,950	553,763
Urban Outfitters, Inc.*	10,700	401,357
		1,729,257
Tobacco (2.9%)
Philip Morris International, Inc.	29,900	1,467,492
Total Common Stocks		49,516,744
Total Investments (Cost $37,692,853) (a)—97.1%		49,516,744

Other assets in excess of liabilities—2.9%		1,485,619
Net Assets—100.0%		$51,002,363

*	Non-income producing security.
(a)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.

See accompanying notes to financial statements.

2010 Semiannual Report

Statements of Assets and Liabilities (Unaudited)

April 30, 2010

	Aberdeen China Opportunities Fund	Aberdeen Emerging Markets Fund	Aberdeen Equity Long-Short Fund	Aberdeen Global Equity Fund	Aberdeen Global Financial Services Fund
Assets:
Investments, at value (cost $30,611,498; $103,198,956; $251,654,569; $27,345,918; $34,982,551)	$43,716,338	$138,487,184	$274,271,582	$33,566,118	$39,338,576
Cash	684,867	3,695,542	285,311,785	246,891	754,126
Foreign currency, at value (cost $12,765; $129,939; $0; $14,058; $141,256)	13,306	130,831	–	14,179	140,550
Unrealized appreciation on spot foreign currency contracts	80	15	–	–	–
Interest and dividends receivable	117,148	284,585	75,886	108,389	84,402
Receivable for capital shares issued	3,972	388,190	1,109,573	220	7,614
Receivable for investments sold	–	–	14,048,457	–	–
Reclaims receivable	–	1,987	–	42,598	54,195
Receivable from adviser	5,812	10,587	–	5,218	4,920
Prepaid expenses and other assets	32,051	62,486	86,614	35,309	41,778

Total Assets	44,573,574	143,061,407	574,903,897	34,018,922	40,426,161

Liabilities:
Payable for investments purchased	293,369	79,965	23,263,967	–	–
Payable for capital shares redeemed	223,847	181,520	422,252	76,039	67,534
Payable for dividends on securities sold short	–	–	90,728	–	–
Accrued foreign capital gains tax	–	352,113	–	–	–
Securities sold short, at value (Proceeds $0; $0; $91,079,313; $0; $0)	–	–	100,587,703	–	–
Accrued expenses and other payables:
Investment advisory fees	46,487	122,503	496,427	25,893	30,752
Administration fees	937	2,939	9,293	725	861
Fund accounting and transfer agent fees	43,377	76,271	115,575	38,198	26,647
Distribution fees	20,529	35,813	48,038	10,069	9,048
Administrative services fees	140	20,464	3,682	1,394	4,281
Printing fees	9,131	27,828	33,372	8,971	4,463
Legal fees	3,251	7,913	26,909	2,466	3,295
Trustee fees	1,485	3,591	12,212	1,128	1,507
Custodian fees	8,108	24,392	7,359	4,470	5,220
Compliance program costs	497	1,201	4,083	377	504
Other	4,440	10,674	36,341	3,382	4,549

Total Liabilities	655,598	947,187	125,157,941	173,112	158,661

Net Assets	$43,917,976	$142,114,220	$449,745,956	$33,845,810	$40,267,500

Represented by:
Capital	$59,393,526	$137,860,243	$453,454,789	$57,609,189	$67,937,304
Accumulated net investment income (loss)	(195,400)	(54,723)	(2,762,517)	136,235	138,363
Accumulated net realized loss on investments and foreign currency transactions	(28,385,461)	(30,628,464)	(14,054,939)	(30,121,047)	162,501
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	13,105,311	34,937,164	13,108,623	6,221,433	4,354,334

Net Assets	$43,917,976	$142,114,220	$449,745,956	$33,845,810	$40,267,500

Net Assets:
Class A Shares	$18,890,445	$129,154,324	$103,601,101	$28,237,573	$25,426,171
Class B Shares	3,162,487	2,344,202	1,222,902	894,238	854,586
Class C Shares	16,095,653	7,106,453	27,034,975	3,448,381	3,306,144
Class R Shares	315,194	3,509,241	211,908	778,588	286,465
Institutional Service Class Shares	4,218,199	–	720,179	–	–
Institutional Class Shares	1,235,998	–	316,954,891	487,030	10,394,134

Total	$43,917,976	$142,114,220	$449,745,956	$33,845,810	$40,267,500

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2010

Statements of Assets and Liabilities (Unaudited) (continued)

April 30, 2010

	Aberdeen China Opportunities Fund	Aberdeen Emerging Markets Fund	Aberdeen Equity Long-Short Fund	Aberdeen Global Equity Fund	Aberdeen Global Financial Services Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,075,281	7,605,323	9,326,385	2,692,142	2,557,976
Class B Shares	185,284	146,766	115,251	89,623	88,423
Class C Shares	944,418	434,326	3,375,449	344,292	342,555
Class R Shares	18,130	215,938	19,517	76,643	29,392
Institutional Service Class Shares	239,224	–	64,192	–	–
Institutional Class Shares	70,039	–	28,250,930	46,403	1,035,913

Total	2,532,376	8,402,353	41,151,724	3,249,103	4,054,259

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$17.57	$16.98	$11.11	$10.49	$9.94
Class B Shares (a)	$17.07	$15.97	$10.61	$9.98	$9.66
Class C Shares (b)	$17.04	$16.36	$8.01	$10.02	$9.65
Class R Shares	$17.39	$16.25	$10.86	$10.16	$9.75
Institutional Service Class Shares	$17.63	$–	$11.22	$–	$–
Institutional Class Shares	$17.65	$–	$11.22	$10.50	$10.03
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$18.64	$18.02	$11.79	$11.13	$10.55
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%	5.75%	5.75%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See accompanying notes to financial statements.

2010 Semiannual Report

Statements of Assets and Liabilities (Unaudited) (continued)

April 30, 2010

	Aberdeen Global Small Cap Fund	Aberdeen International Equity Fund	Aberdeen Natural Resources Fund	Aberdeen Small Cap Fund	Aberdeen U.S. Equity Fund
Assets:
Investments, at value (cost $42,401,331; $313,851,768; $82,388,950; $138,890,304; $37,692,853)	$49,219,220	$374,445,988	$103,559,837	$197,046,299	$49,516,744
Cash	1,250,386	14,773,820	1,659,406	66,432	1,217,913
Foreign currency, at value (cost $15,387; $1,112,458; $0; $0; $6,706)	15,534	1,190,951	–	–	6,643
Interest and dividends receivable	143,236	1,536,654	76,779	18,470	25,645
Receivable for capital shares issued	1,978	801,571	231,547	117,762	16,038
Receivable for investments sold	–	–	–	3,012,062	428,517
Reclaims receivable	9,000	646,909	–	–	7,434
Receivable from adviser	21,174	–	–	43,393	679
Prepaid expenses and other assets	18,178	50,049	40,978	53,358	36,700

Total Assets	50,678,706	393,445,942	105,568,547	200,357,776	51,256,313

Liabilities:
Payable for investments purchased	–	–	–	649,527	–
Payable for capital shares redeemed	54,844	2,788,953	81,543	334,569	124,081
Accrued foreign capital gains tax	111,752	–	–	–	–
Accrued expenses and other payables:
Investment advisory fees	51,620	302,625	104,344	144,096	38,779
Administration fees	1,040	8,322	2,219	4,149	1,086
Fund accounting and transfer agent fees	28,698	188,107	57,353	189,536	36,841
Distribution fees	10,452	70,781	31,529	73,591	20,547
Administrative services fees	1,198	20,437	5,288	11,639	6,526
Printing fees	8,828	44,483	13,366	38,204	9,081
Legal fees	1,711	23,826	7,770	13,561	4,611
Trustee fees	776	10,883	3,544	6,167	2,106
Custodian fees	5,250	18,055	1,628	5,002	3,220
Compliance program costs	259	3,639	1,185	2,062	704
Other	2,320	32,505	10,593	18,418	6,368

Total Liabilities	278,748	3,512,616	320,362	1,490,521	253,950

Net Assets	$50,399,958	$389,933,326	$105,248,185	$198,867,255	$51,002,363

Represented by:
Capital	$88,244,641	$524,891,617	$133,224,785	$651,760,080	$67,655,758
Accumulated net investment income (loss)	197,174	1,847,539	(118,768)	(905,756)	(54,871)
Accumulated net realized loss on investments and foreign currency transactions	(44,747,764)	(197,495,849)	(49,028,719)	(510,143,064)	(28,422,713)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	6,705,907	60,690,019	21,170,887	58,155,995	11,824,189

Net Assets	$50,399,958	$389,933,326	$105,248,185	$198,867,255	$51,002,363

Net Assets:
Class A Shares	$50,131,025	$138,599,532	$62,317,419	$103,172,233	$28,799,421
Class B Shares	–	5,305,855	2,503,256	8,568,597	2,723,619
Class C Shares	175,668	36,743,571	15,371,341	51,598,148	13,660,364
Class R Shares	84,385	10,047,783	8,407,361	5,447,193	953,740
Institutional Service Class Shares	1,139	186,868,483	3,643,953	13,519,256	–
Institutional Class Shares	7,741	12,368,102	13,004,855	16,561,828	4,865,219

Total	$50,399,958	$389,933,326	$105,248,185	$198,867,255	$51,002,363

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2010

Statements of Assets and Liabilities (Unaudited) (concluded)

April 30, 2010

	Aberdeen Global Small Cap Fund		Aberdeen International Equity Fund	Aberdeen Natural Resources Fund	Aberdeen Small Cap Fund	Aberdeen U.S. Equity Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,714,464		11,473,375	3,714,785	7,384,666	3,356,139
Class B Shares	–		463,810	155,889	673,702	343,591
Class C Shares	10,035		3,193,625	956,336	4,047,024	1,710,252
Class R Shares	4,714		863,715	508,270	413,958	115,471
Institutional Service Class Shares	62		15,178,739	214,915	937,997	–
Institutional Class Shares	418		1,001,512	765,366	1,151,145	547,961

Total	2,729,693		32,174,776	6,315,561	14,608,492	6,073,414

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$18.47		$12.08	$16.78	$13.97	$8.58
Class B Shares (a)	$–		$11.44	$16.06	$12.72	$7.93
Class C Shares (b)	$17.50	(c)	$11.51	$16.07	$12.75	$7.99
Class R Shares	$17.90		$11.63	$16.54	$13.16	$8.26
Institutional Service Class Shares	$18.49	(c)	$12.31	$16.96	$14.41	$–
Institutional Class Shares	$18.51	(c)	$12.35	$16.99	$14.39	$8.88
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$19.60		$12.82	$17.80	$14.82	$9.10
Maximum Sales Charge:
Class A Shares	5.75%		5.75%	5.75%	5.75%	5.75%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(c)	The NAV reported above represents the traded NAV at April 30, 2010. Due to financial statement rounding of class assets and class shares above, the calculated NAV results in a different NAV than the traded NAV.

See accompanying notes to financial statements.

2010 Semiannual Report

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2010

	Aberdeen China Opportunities Fund	Aberdeen Emerging Markets Fund	Aberdeen Equity Long-Short Fund	Aberdeen Global Equity Fund	Aberdeen Global Financial Services Fund
INVESTMENT INCOME:
Dividend income	$291,696	$1,222,926	$1,107,869	$525,407	$509,067
Foreign tax withholding	–	(85,639)	(5,096)	(39,744)	(37,803)

Total Income	291,696	1,137,827	1,102,773	485,663	471,264

Expenses:
Investment advisory fees	282,288	683,684	2,757,062	156,810	196,371
Administration fees	6,079	17,448	52,117	4,677	5,869
Fund accounting and transfer agent fees	65,625	163,815	220,096	60,006	43,883
Distribution fees Class A	25,578	145,535	157,230	36,669	33,412
Distribution fees Class B	15,894	11,231	7,809	4,704	4,521
Distribution fees Class C	78,579	33,811	135,929	18,887	16,500
Distribution fees Class R	579	8,135	306	1,857	491
Administrative services fees Class A	821	66,213	13,140	5,824	15,109
Administrative services fees Class R	–	1,365	–	2	20
Administrative services fees Institutional Service Class	–	–	109	–	–
Dividend expense for securities sold short	–	–	705,087	–	–
Registration and filing fees	32,062	35,419	52,408	30,617	35,740
Printing fees	8,497	35,431	35,778	9,124	4,345
Trustee fees	1,631	5,390	14,918	1,268	1,686
Compliance program costs	997	3,092	8,043	772	1,052
Custodian fees	12,428	54,138	29,438	6,600	7,555
Legal fees	4,074	14,041	40,165	3,212	4,188
Other	11,526	24,066	56,342	10,900	10,067

Total expenses before reimbursed/waived expenses	546,658	1,302,814	4,285,977	351,929	380,809

Earnings credit (Note 2)	(17)	(129)	(4,898)	(4)	(32)
Expenses reimbursed	(59,544)	(110,675)	–	(53,974)	(51,184)
Recoupment of expenses previously reimbursed	–	–	73,636	–	–
Expenses voluntarily reduced by Investment Adviser	–	–	(489,425)	–	–

Net Expenses	487,097	1,192,010	3,865,290	297,951	329,593

Net Investment Income (Loss)	(195,401)	(54,723)	(2,762,517)	187,712	141,671

REALIZED/UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
Realized gain on investment transactions and securities sold short	1,514,230	3,931,169	6,553,888	1,422,171	5,601,293
Realized gain (loss) on foreign currency transactions	(824)	(40,607)	–	(8,686)	(11,905)

Net realized gain from investments and foreign currency transactions	1,513,406	3,890,562	6,553,888	1,413,485	5,589,388
Net change in unrealized appreciation/depreciation from investments and translation of assets and liabilities denominated in foreign currencies	1,629,264	13,531,473	11,236,290	876,427	(2,901,557)

Net realized/unrealized gain from investments and foreign currency transactions	3,142,670	17,422,035	17,790,178	2,289,912	2,687,831

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,947,269	$17,367,312	$15,027,661	$2,477,624	$2,829,502

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2010

Statements of Operations (Unaudited) (concluded)

For the Six Months Ended April 30, 2010

	Aberdeen Global Small Cap Fund	Aberdeen International Equity Fund	Aberdeen Natural Resources Fund	Aberdeen Small Cap Fund	Aberdeen U.S. Equity Fund
INVESTMENT INCOME:
Dividend income	$591,401	$5,894,197	$568,440	$539,420	$419,635
Interest income	–	12,107	–	651	–
Foreign tax withholding	(21,781)	(531,136)	(11,814)	–	(3,370)

Total Income	569,620	5,375,168	556,626	540,071	416,265

Expenses:
Investment advisory fees	299,518	1,722,540	353,946	837,301	247,574
Administration fees	6,424	51,330	13,539	25,563	7,389
Fund accounting and transfer agent fees	108,484	412,119	95,746	321,549	49,903
Distribution fees Class A	59,549	186,778	77,408	128,533	39,616
Distribution fees Class B	–	27,666	12,275	39,216	14,117
Distribution fees Class C	893	189,846	71,443	242,755	68,448
Distribution fees Class R	250	25,894	18,649	12,481	2,196
Administrative services fees Class A	–	53,794	24,719	30,169	14,111
Administrative services fees Class R	–	118	256	103	–
Administrative services fees Institutional Service Class	–	63,288	1	–	–
Registration and filing fees	9,388	34,513	35,278	41,222	34,093
Printing fees	21,994	60,465	13,216	40,253	7,741
Trustee fees	2,156	16,815	4,062	7,511	2,053
Compliance program costs	1,289	10,046	2,382	4,532	1,292
Custodian fees	18,737	42,198	2,917	8,080	5,371
Legal fees	5,595	43,198	10,548	19,536	5,139
Other	12,859	65,385	18,956	34,698	11,976

Total expenses before reimbursed/waived expenses	547,136	3,005,993	755,341	1,793,502	511,019

Earnings credit (Note 2)	(37)	(121)	(90)	–	(22)
Expenses reimbursed	(174,653)	(83,976)	–	(347,675)	(39,861)
Recoupment of expenses previously reimbursed	–	–	36,660	–	–

Net Expenses	372,446	2,921,896	791,911	1,445,827	471,136

Net Investment Income (Loss)	197,174	2,453,272	(235,285)	(905,756)	(54,871)

REALIZED/UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
Realized gain on investment transactions	149,879	13,036,034	2,287,371	12,300,919	4,828,469
Realized gain (loss) on foreign currency transactions	29,846	(127,002)	–	–	2,013

Net realized gain from investments and foreign currency transactions	120,033	12,909,032	2,287,371	12,300,919	4,830,482
Net change in unrealized appreciation from investments and translation of assets and liabilities denominated in foreign currencies	7,439,750	9,428,512	8,588,609	38,263,200	1,992,355

Net realized/unrealized gain from investments and foreign currency transactions	7,559,783	22,337,544	10,875,980	50,564,119	6,822,837

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$7,756,957	$24,790,816	$10,640,695	$49,658,363	$6,767,966

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2010 Semiannual Report

Statements of Changes in Net Assets

	Aberdeen China Opportunities Fund		Aberdeen Emerging Markets Fund		Aberdeen Equity Long-Short Fund
	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(195,401)	$323,853	$(54,723)	$616,002	$(2,762,517)	$(2,552,614)
Net realized gain (loss) from investments and foreign currency transactions	1,513,406	(20,206,625)	3,890,562	(31,957,574)	6,553,888	(5,580,092)
Net change in unrealized appreciation from investments and translation of assets and liabilities denominated in foreign currencies	1,629,264	39,655,848	13,531,473	59,019,991	11,236,290	8,969,403

Change in net assets resulting from operations	2,947,269	19,773,076	17,367,312	27,678,419	15,027,661	836,697

Distributions to Shareholders From:
Net investment income:
Class A	–	(152,898)	–	(242,556)	–	–
Class B	–	(9,609)	–	(2,342)	–	–
Class C	–	(34,328)	–	–	–	–
Class R	–	(1,035)	–	(11,846)	–	–
Institutional Service Class	–	(48,217)	–	(3,426)	–	–
Institutional Class	–	(67,484)	–	(54,875)	–	–
Tax return of capital:
Class A	–	(27,901)	–	(101,610)	–	–
Class B	–	(3,194)	–	(814)	–	–
Class C	–	(14,911)	–	(1,757)	–	–
Class R	–	(233)	–	(3,193)	–	–
Institutional Service Class	–	(6,802)	–	–	–	–
Institutional Class	–	(7,430)	–	(8,260)	–	–

Change in net assets from shareholder distributions	–	(374,042)	–	(430,679)	–	–

Change in net assets from capital transactions	(7,078,659)	(4,496,681)	919,703	45,310,619	142,491,972	153,253,495

Change in net assets	(4,131,390)	14,902,353	18,287,015	72,558,359	157,519,633	154,090,192

Net Assets:
Beginning of period	48,049,366	33,147,013	123,827,205	51,268,846	292,226,323	138,136,131

End of period	$43,917,976	$48,049,366	$142,114,220	$123,827,205	$449,745,956	$292,226,323

Accumulated net investment income (loss) at end of period	$(195,400)	$1	$54,723	$–	$(2,762,517)	$–

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2010

Statements of Changes in Net Assets (continued)

	Aberdeen China Opportunities Fund		Aberdeen Emerging Markets Fund		Aberdeen Equity Long-Short Fund
	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,307,190	$4,157,175	$31,437,077	$76,626,489	$56,540,543	$90,970,662
Dividends reinvested	–	133,831	–	313,327	–	–
Cost of shares redeemed(a)	(5,575,650)	(4,877,135)	(21,965,040)	(19,362,787)	(75,304,870)	(66,672,340)

Total Class A	(3,268,460)	(586,129)	9,472,037	57,577,029	(18,764,327)	24,298,322

Class B Shares
Proceeds from shares issued	46,624	123,573	67,554	58,278	20,477	135,505
Dividends reinvested	–	8,595	–	1,290	–	–
Cost of shares redeemed(a)	(355,959)	(412,697)	(163,229)	(521,952)	(867,277)	(375,177)

Total Class B	(309,335)	(280,529)	(95,675)	(462,384)	(846,800)	(239,672)

Class C Shares
Proceeds from shares issued	690,064	6,475,700	802,540	880,751	5,083,768	9,557,688
Dividends reinvested	–	32,550	–	827	–	–
Cost of shares redeemed(a)	(1,241,968)	(2,595,984)	(1,024,626)	(5,539,241)	(6,615,367)	(13,609,147)

Total Class C	(551,904)	3,912,266	(222,086)	(4,657,663)	(1,531,599)	(4,051,459)

Class R Shares
Proceeds from shares issued	175,962	115,946	803,471	2,167,423	114,167	34,809
Dividends reinvested	–	440	–	6,546	–	–
Cost of shares redeemed(a)	(31,183)	(80,560)	(770,749)	(2,442,895)	(5,365)	(12,065)

Total Class R	144,779	35,826	32,722	(268,926)	108,802	22,744

Institutional Service Class Shares
Proceeds from shares issued	72,207	2,602,402	–	121	715,995	–
Dividends reinvested	–	52,789	–	3,426	–	–
Cost of shares redeemed(a)	(969,093)	(4,145,202)	–	(1,429,654)	(6,314)	–

Total Institutional Service Class	(896,886)	(1,490,011)	–	(1,426,107)	709,681	–

Institutional Class Shares
Proceeds from shares issued	1,296,939	14,238	3,742	221,422	188,514,026	139,148,315
Dividends reinvested	–	74,914	–	62,777	–	–
Cost of shares redeemed(a)	(3,493,792)	(6,177,256)	(8,271,037)	(5,735,529)	(25,697,811)	(5,924,755)

Total Institutional Class	(2,196,853)	(6,088,104)	(8,267,295)	(5,451,330)	162,816,215	133,223,560

Change in net assets from capital transactions:	$(7,078,659)	$(4,496,681)	$919,703	$45,310,619	$142,491,972	$153,253,495

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2010 Semiannual Report

Statements of Changes in Net Assets (continued)

	Aberdeen China Opportunities Fund		Aberdeen Emerging Markets Fund		Aberdeen Equity Long-Short Fund
	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009

SHARE TRANSACTIONS:
Class A Shares
Issued	135,515	315,409	1,935,816	5,730,125	5,143,007	8,654,120
Reinvested	–	9,270	–	23,110	–	–
Redeemed	(329,000)	(412,179)	(1,377,173)	(1,753,601)	(6,751,481)	(6,349,315)

Total Class A Shares	(193,485)	(87,500)	558,643	3,999,634	(1,608,474)	2,304,805

Class B Shares
Issued	2,907	9,989	4,323	4,749	1,909	13,335
Reinvested	–	614	–	109	–	–
Redeemed	(21,287)	(35,940)	(10,845)	(54,533)	(82,625)	(37,314)

Total Class B Shares	(18,380)	(25,337)	(6,522)	(49,675)	(80,716)	(23,979)

Class C Shares
Issued	41,641	446,429	50,893	77,313	641,580	1,246,255
Reinvested	–	2,302	–	58	–	–
Redeemed	(75,298)	(219,783)	(66,720)	(495,771)	(834,971)	(1,781,815)

Total Class C Shares	(33,657)	228,948	(15,827)	(418,400)	(193,391)	(535,560)

Class R Shares
Issued	10,742	8,494	52,061	226,927	10,464	3,296
Reinvested	–	31	–	538	–	–
Redeemed	(1,919)	(5,401)	(51,270)	(237,248)	(497)	(1,195)

Total Class R Shares	8,823	3,124	791	(9,783)	9,967	2,101

Institutional Service Class Shares
Issued	4,188	243,996	–	–	64,761	–
Reinvested	–	3,650	–	277	–	–
Redeemed	(57,742)	(363,095)	–	(120,224)	(569)	–

Total Institutional Service Class Shares	(53,554)	(115,449)	–	(119,947)	64,192	–

Institutional Class Shares
Issued	70,793	122	217	22,155	16,969,043	12,794,185
Reinvested	–	5,217	–	4,779	–	–
Redeemed	(206,357)	(410,380)	(502,606)	(527,843)	(2,299,953)	(564,089)

Total Institutional Class Shares	(135,564)	(405,041)	(502,389)	(500,909)	14,669,090	12,230,096

Total change in shares:	(425,817)	(401,255)	34,696	2,900,920	12,860,668	13,977,463

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2010

Statements of Changes in Net Assets (continued)

	Aberdeen Global Equity Fund		Aberdeen Global Financial Services Fund		Aberdeen Global Small Cap Fund
	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$187,712	$550,159	$141,671	$492,679	$197,174	$33,065
Net realized gain (loss) from investments and foreign currency transactions	1,413,485	(10,077,647)	5,589,388	(20,897,727)	120,033	(16,883,361)
Net change in unrealized appreciation/depreciation from investments and translation of assets and liabilities denominated in foreign currencies	876,427	13,973,579	(2,901,557)	24,417,233	7,439,750	24,754,682

Change in net assets resulting from operations	2,477,624	4,446,091	2,829,502	4,012,185	7,756,957	7,904,386

Distributions to Shareholders From:
Net investment income:
Class A	(126,754)	(457,835)	(14,075)	(216,189)	–	(90,825	)(a)
Class A(b)	–	–	–	–	–	(168,153)
Class B	(2,062)	(11,046)	–	(3,876)	–	(528	)(c)
Class C	(8,052)	(44,922)	–	(15,334)	–	(561)
Class R	(2,773)	(10,636)	(78)	(1,378)	–	(648	)(d)
Institutional Service Class	–	(62)	(58)	(8,793)	–	–
Institutional Class	(7)	(11)	(12,634)	(176,501)	–	–
Tax return of capital:
Class A	–	–	–	–	–	(52,470	)(a)
Class A(b)	–	–	–	–	–	(101,815)
Class B	–	–	–	–	–	(773	)(c)
Class C	–	–	–	–	–	(713)
Class R	–	–	–	–	–	(824	)(d)

Change in net assets from shareholder distributions	(139,648)	(524,512)	(26,845)	(422,071)	–	(417,310)

Change in net assets from capital transactions	(3,038,030)	(4,978,701)	(7,505,193)	(10,217,604)	(3,890,781)	(5,378,498)

Change in net assets	(700,054)	(1,057,122)	(4,702,536)	(6,627,490)	3,866,176	2,108,578

Net Assets:
Beginning of period	34,545,864	35,602,986	44,970,036	51,597,526	46,533,782	44,425,204

End of period	$33,845,810	$34,545,864	$40,267,500	$44,970,036	$50,399,958	$46,533,782

Accumulated net investment income at end of period	$136,235	$88,171	$138,363	$23,537	$197,174	$–

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2010 Semiannual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Global Equity Fund		Aberdeen Global Financial Services Fund		Aberdeen Global Small Cap Fund
	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	569,795	2,241,975	3,263,468	11,456,427	356,880	467,248	(a)
Proceeds from conversion of Class A(a) and Class B Shares	–	–	–	–	–	27,330,837
Dividends reinvested	115,064	415,353	12,975	192,728	–	139,107	(a)
Cost of shares redeemed(g)	(3,447,844)	(5,601,527)	(7,224,491)	(14,153,022)	(4,161,442)	(3,407,482	)(a)

Total Class A	(2,762,985)	(2,944,199)	(3,948,048)	(2,503,867)	(3,804,562)	24,529,710

Class A Shares(b)
Proceeds from shares issued	–	–	–	–	–	117,255
Dividends reinvested	–	–	–	–	–	258,471
Cost of shares redeemed	–	–	–	–	–	(2,807,663)
Cost of shares converted to Class A Shares	–	–	–	–	–	(27,122,324)

Total Class A	–	–	–	–	–	(29,554,261)

Class B Shares
Proceeds from shares issued	1,440	6,665	2,313	96,846	–	10,851	(c)
Dividends reinvested	1,002	5,682	–	2,343	–	1,042	(c)
Cost of shares redeemed(g)	(104,983)	(205,252)	(120,667)	(262,793)	–	(17,391	)(c)
Cost of shares converted to Class A Shares	–	–	–	–	–	(208,513	)(c)

Total Class B	(102,541)	(192,905)	(118,354)	(163,604)	–	(214,011)

Class C Shares
Proceeds from shares issued	113,030	348,257	170,754	315,542	13,545	7,753
Dividends reinvested	4,239	23,588	–	10,170	–	619
Cost of shares redeemed(g)	(806,053)	(2,067,103)	(542,706)	(1,891,162)	(46,152)	(41,664)

Total Class C	(688,784)	(1,695,258)	(371,952)	(1,565,450)	(32,607)	(33,292)

Class R Shares
Proceeds from shares issued	74,404	223,848	239,201	130,391	996	21,585	(d)
Dividends reinvested	66	268	9	175	–	1,196	(d)
Cost of shares redeemed(g)	(57,958)	(357,577)	(177,552)	(59,492)	(60,542)	(131,425	)(d)

Total Class R	16,512	(133,461)	61,658	71,074	(59,546)	(108,644)

Institutional Service Class Shares
Proceeds from shares issued	–	1	28	200	–	1,000	(e)
Dividends reinvested	–	62	58	8,793	–	–	(e)
Cost of shares redeemed(g)	–	(12,901)	(64,852)	(846,864)	–	–	(e)

Total Institutional Service Class	–	(12,838)	(64,766)	(837,871)	–	1,000

Institutional Class Shares
Proceeds from shares issued	505,380	1,000	1,159,022	1,878,908	5,934	1,000	(f)
Dividends reinvested	3	11	12,634	176,495	–	–	(f)
Cost of shares redeemed(g)	(5,615)	(1,051)	(4,235,387)	(7,273,289)	–	–	(f)

Total Institutional Class	499,768	(40)	(3,063,731)	(5,217,886)	5,934	1,000

Change in net assets from capital transactions:	$(3,038,030)	$(4,978,701)	$(7,505,193)	$(10,217,604)	$(3,890,781)	$(5,378,498)

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2010

Statements of Changes in Net Assets (continued)

	Aberdeen Global Equity Fund		Aberdeen Global Financial Services Fund		Aberdeen Global Small Cap Fund
	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009
SHARE TRANSACTIONS:
Class A Shares
Issued	54,580	274,036	333,775	1,434,098	20,788	32,760	(a)
Issued in conversion of Class A and Class B Shares	–	–	–	–	–	1,994,146
Reinvested	11,119	50,759	1,376	28,179	–	11,592	(a)
Redeemed	(329,383)	(716,863)	(744,763)	(1,968,011)	(244,312)	(248,148	)(a)

Total Class A Shares	(263,684)	(392,068)	(409,612)	(505,734)	(223,524)	1,790,350

Class A Shares(b)
Issued	–	–	–	–	–	9,885
Reinvested	–	–	–	–	–	21,540
Redeemed	–	–	–	–	–	(234,870)
Redeemed in conversion to Class A Shares	–	–	–	–	–	(1,978,932)

Total Class A Shares	–	–	–	–	–	(2,182,377)

Class B Shares
Issued	143	843	261	11,928	–	871	(c)
Reinvested	102	727	–	345	–	91	(c)
Redeemed	(10,810)	(25,263)	(13,033)	(36,005)	–	(2,310	)(c)
Redeemed in conversion to Class A Shares	–	–	–	–	–	(15,214	)(c)

Total Class B Shares	(10,565)	(23,693)	(12,772)	(23,732)	–	(16,562)

Class C Shares
Issued	11,314	43,867	18,040	43,855	831	682
Reinvested	432	3,004	–	1,509	–	54
Redeemed	(80,802)	(271,894)	(57,800)	(282,434)	(2,765)	(3,404)

Total Class C Shares	(69,056)	(225,023)	(39,760)	(237,070)	(1,934)	(2,668)

Class R Shares
Issued	7,372	29,576	24,501	18,472	61	1,831	(d)
Reinvested	7	34	1	26	–	102	(d)
Redeemed	(5,778)	(46,635)	(18,691)	(7,085)	(3,687)	(11,148	)(d)

Total Class R Shares	1,601	(17,025)	5,811	11,413	(3,626)	(9,215)

Institutional Service Class Shares
Issued	–	–	–	1	–	62	(e)
Reinvested	–	9	6	1,320	–	–	(e)
Redeemed	–	(1,751)	(6,334)	(112,585)	–	–	(e)

Total Institutional Service Class Shares	–	(1,742)	(6,328)	(111,264)	–	62

Institutional Class Shares
Issued	46,795	120	115,680	304,986	346	72	(f)
Reinvested	–	1	1,328	25,935	–	–	(f)
Redeemed	(512)	(142)	(428,196)	(968,683)	–	–	(f)

Total Institutional Class Shares	46,283	(21)	(311,188)	(637,762)	346	72

Total change in shares:	(295,421)	(659,572)	(773,849)	(1,504,149)	(228,738)	(420,338)

(a)	Formerly the Common Shares of the Global Small Predecessor Fund.
(b)	Represents Class A of the Global Small Predecessor Fund. These shares were converted to Common Shares of the Global Small Predecessor Fund on July 20, 2009, immediately before the reorganization.
(c)	Represents Class B of the Global Small Predecessor Fund. These shares were converted to Common Shares of the Global Small Predecessor Fund on July 20, 2009, immediately before the reorganization.
(d)	Formerly the Advisor Shares of the Global Small Predecessor Fund.
(e)	For the period September 16, 2009 (commencement of operations) to October 31, 2009.
(f)	For the period July 20, 2009 (commencement of operations) to October 31, 2009.
(g)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2010 Semiannual Report

Statements of Changes in Net Assets (continued)

	Aberdeen International Equity Fund		Aberdeen Natural Resources Fund		Aberdeen Small Cap Fund
	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$2,453,272	$4,239,078	$(235,285)	$309,246	$(905,756)	$(286,398)
Net realized gain (loss) from investments and foreign currency transactions	12,909,032	(99,801,301)	2,287,371	(47,152,401)	12,300,919	(291,119,865)
Net change in unrealized appreciation from investments and translation of assets and liabilities denominated in foreign currencies	9,428,512	152,514,040	8,588,609	60,572,097	38,263,200	286,204,893

Change in net assets resulting from operations	24,790,816	56,951,817	10,640,695	13,728,942	49,658,363	(5,201,370)

Distributions to Shareholders From:
Net investment income:
Class A	(598,605)	(2,383,885)	–	(160,451)	–	–
Class B	(10,173)	(66,048)	–	(1,048)	–	–
Class C	(68,643)	(436,140)	–	(6,904)	–	–
Class R	(37,159)	(14,895)	–	(13,401)	–	–
Institutional Service Class	(851,169)	(406,110)	–	(16,959)	–	–
Institutional Class	(960)	(180,213)	–	(100,545)	–	–
Net realized gains:
Class A	–	–	–	(68,926)	–	–
Class B	–	–	–	(3,355)	–	–
Class C	–	–	–	(12,351)	–	–
Class R	–	–	–	(6,924)	–	–
Institutional Service Class	–	–	–	(2,648)	–	–
Institutional Class	–	–	–	(23,453)	–	–
Tax return of capital:
Class A	–	–	–	–	–	(308,261)
Institutional Service Class	–	–	–	–	–	(60,523)
Institutional Class	–	–	–	–	–	(115,795)

Change in net assets from shareholder distributions	(1,566,709)	(3,487,291)	–	(416,965)	–	(484,579)

Change in net assets from capital transactions	(5,809,942)	68,685,247	2,900,581	2,828,434	(34,165,065)	(161,651,185)

Change in net assets	17,414,165	122,149,773	13,541,276	16,140,411	15,493,298	(167,337,134)

Net Assets:
Beginning of period	372,519,161	250,369,388	91,706,909	75,566,498	183,373,957	350,711,091

End of period	$389,933,326	$372,519,161	$105,248,185	$91,706,909	$198,867,255	$183,373,957

Accumulated net investment income (loss) at end of period	$1,847,539	$960,976	$(118,768)	$116,517	$(905,756)	$–

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2010

Statements of Changes in Net Assets (continued)

	Aberdeen International Equity Fund		Aberdeen Natural Resources Fund		Aberdeen Small Cap Fund
	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$18,541,956	$48,485,490	$15,385,472	$27,221,255	$8,500,361	$21,914,268
Proceeds from shares issued in connection with fund merger	–	7,606,182	–	–	–	–
Dividends reinvested	483,649	1,844,648	–	187,254	–	233,728
Cost of shares redeemed(a)	(36,186,536)	(112,399,132)	(16,257,313)	(21,549,122)	(32,434,684)	(143,223,332)

Total Class A	(17,160,931)	(54,462,812)	(871,841)	5,859,387	(23,934,323)	(121,075,336)

Class B Shares
Proceeds from shares issued	45,774	147,259	73,046	162,502	47,153	117,922
Dividends reinvested	5,673	39,139	–	2,207	–	–
Cost of shares redeemed(a)	(611,038)	(2,213,329)	(201,842)	(343,727)	(851,545)	(1,538,619)

Total Class B	(559,591)	(2,026,931)	(128,796)	(179,018)	(804,392)	(1,420,697)

Class C Shares
Proceeds from shares issued	1,915,637	3,851,059	2,627,707	5,516,714	1,410,674	2,708,448
Proceeds from shares issued in connection with fund merger	–	326,059	–	–	–	–
Dividends reinvested	36,924	231,424	–	11,528	–	–
Cost of shares redeemed(a)	(5,085,359)	(16,970,582)	(1,495,370)	(2,913,153)	(9,065,328)	(24,383,408)

Total Class C	(3,132,798)	(12,562,040)	1,132,337	2,615,089	(7,654,654)	(21,674,960)

Class R Shares
Proceeds from shares issued	931,404	862,507	3,703,682	3,942,876	1,489,310	1,859,832
Proceeds from shares issued in connection with fund merger	–	8,232,188	–	–	–	–
Dividends reinvested	34,485	5,792	–	1,232	–	–
Cost of shares redeemed(a)	(1,787,241)	(990,655)	(2,049,373)	(2,908,502)	(1,911,187)	(2,539,955)

Total Class R	(821,352)	8,109,832	1,654,309	1,035,606	(421,877)	(680,123)

Institutional Service Class Shares
Proceeds from shares issued	21,289,579	28,700,010	940,839	1,549,542	2,019,268	3,682,530
Proceeds from shares issued in connection with fund merger	–	114,905,275	–	–	–	–
Dividends reinvested	797,688	117,254	–	19,207	–	17,465
Cost of shares redeemed(a)	(8,717,757)	(13,666,412)	(1,026,483)	(778,185)	(6,477,412)	(4,570,026)

Total Institutional Service Class	13,369,510	130,056,127	(85,644)	790,564	(4,458,144)	(870,031)

Institutional Class Shares
Proceeds from shares issued	13,371,885	2,264,760	2,965,732	1,895,800	5,633,843	6,769,526
Dividends reinvested	503	177,256	–	123,995	–	112,784
Cost of shares redeemed(a)	(10,877,168)	(2,870,945)	(1,765,516)	(9,312,989)	(2,525,518)	(22,812,348)

Total Institutional Class	2,495,220	(428,929)	1,200,216	(7,293,194)	3,108,325	(15,930,038)

Change in net assets from capital transactions:	$(5,809,942)	$68,685,247	$2,900,581	$2,828,434	$(34,165,065)	$(161,651,185)

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2010 Semiannual Report

Statements of Changes in Net Assets (continued)

	Aberdeen International Equity Fund		Aberdeen Natural Resources Fund		Aberdeen Small Cap Fund
	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009

SHARE TRANSACTIONS:
Class A Shares
Issued	1,542,538	5,295,873	941,437	2,082,728	691,345	2,513,581
Issued in connection with fund merger	–	766,196	–	–	–	–
Reinvested	40,290	194,976	–	15,949	–	27,241
Redeemed	(2,978,913)	(12,547,211)	(1,000,105)	(1,727,945)	(2,596,019)	(17,258,666)

Total Class A Shares	(1,396,085)	(6,290,166)	(58,668)	370,732	(1,904,674)	(14,717,844)

Class B Shares
Issued	3,876	15,261	4,642	14,192	4,060	14,677
Reinvested	502	4,296	–	209	–	–
Redeemed	(53,691)	(257,460)	(12,951)	(29,343)	(76,301)	(195,306)

Total Class B Shares	(49,313)	(237,903)	(8,309)	(14,942)	(72,241)	(180,629)

Class C Shares
Issued	165,707	438,929	168,611	470,715	123,088	327,318
Issued in connection with fund merger	–	34,389	–	–	–	–
Reinvested	3,247	25,265	–	1,093	–	–
Redeemed	(442,522)	(1,999,651)	(96,065)	(260,018)	(810,215)	(3,048,235)

Total Class C Shares	(273,568)	(1,501,068)	72,546	211,790	(687,127)	(2,720,917)

Class R Shares
Issued	80,060	89,649	228,258	321,000	126,587	225,562
Issued in connection with fund merger	–	860,668	–	–	–	–
Reinvested	2,986	630	–	103	–	–
Redeemed	(151,421)	(98,679)	(127,171)	(243,965)	(161,915)	(308,099)

Total Class R Shares	(68,375)	852,268	101,087	77,138	(35,328)	(82,537)

Institutional Service Class Shares
Issued	1,715,463	2,853,557	56,059	114,900	161,459	398,579
Issued in connection with fund merger	–	11,375,314	–	–	–	–
Reinvested	65,192	12,245	–	1,534	–	1,987
Redeemed	(709,798)	(1,344,234)	(60,112)	(62,870)	(517,422)	(522,432)

Total Institutional Service Class Shares	1,070,857	12,896,882	(4,053)	53,564	(355,963)	(121,866)

Institutional Class Shares
Issued	1,056,463	266,565	174,433	163,803	406,805	764,993
Reinvested	41	18,427	–	10,455	–	12,831
Redeemed	(873,625)	(285,457)	(104,920)	(702,622)	(190,470)	(2,514,487)

Total Institutional Class Shares	182,879	(465)	69,513	(528,364)	216,335	(1,736,663)

Total change in shares:	(533,605)	5,719,548	172,116	169,918	(2,838,998)	(19,560,456)

(a)	Includes redemption fee, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2010

Statements of Changes in Net Assets (continued)

	Aberdeen U.S. Equity Fund
	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment (loss)	$(54,871)	$(201,048)
Net realized gain (loss) from investments and foreign currency transactions	4,830,482	(13,885,356)
Net change in unrealized appreciation from investments and translation of assets and liabilities denominated in foreign currencies	1,992,355	21,603,542

Change in net assets resulting from operations	6,767,966	7,517,138

Change in net assets from capital transactions	(11,304,199)	(16,777,282)

Change in net assets	(4,536,233)	(9,260,144)

Net Assets:
Beginning of period	55,538,596	64,798,740

End of period	$51,002,363	$55,538,596

Accumulated net investment (loss) at end of period	$(54,871)	$–

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2010 Semiannual Report

Statements of Changes in Net Assets (continued)

	Aberdeen U.S. Equity Fund
	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,251,308	$6,697,385
Dividends reinvested	–	–
Cost of shares redeemed(a)	(9,267,027)	(18,332,329)

Total Class A	(7,015,719)	(11,634,944)

Class B Shares
Proceeds from shares issued	28,006	133,157
Dividends reinvested	–	–
Cost of shares redeemed(a)	(471,114)	(861,115)

Total Class B	(443,108)	(727,958)

Class C Shares
Proceeds from shares issued	450,119	1,551,419
Dividends reinvested	–	–
Cost of shares redeemed(a)	(1,924,370)	(6,587,785)

Total Class C	(1,474,251)	(5,036,366)

Class R Shares
Proceeds from shares issued	99,650	175,282
Dividends reinvested	–	–
Cost of shares redeemed(a)	(59,739)	(387,848)

Total Class R	39,911	(212,566)

Institutional Service Class Shares
Proceeds from shares issued	–	–
Dividends reinvested	–	–
Cost of shares redeemed(a)	–	(304,706)

Total Institutional Service Class	–	(304,706)

Institutional Class Shares
Proceeds from shares issued	3,013,521	2,404,523
Dividends reinvested	–	–
Cost of shares redeemed(a)	(5,424,553)	(1,265,265)

Total Institutional Class	(2,411,032)	1,139,258

Change in net assets from capital transactions:	$(11,304,199)	$(16,777,282)

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2010

Statements of Changes in Net Assets (concluded)

	Aberdeen U.S. Equity Fund
	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009
SHARE TRANSACTIONS:
Class A Shares
Issued	271,960	1,004,479
Reinvested	–	–
Redeemed	(1,108,305)	(2,870,838)

Total Class A Shares	(836,345)	(1,866,359)

Class B Shares
Issued	3,652	22,568
Reinvested	–	–
Redeemed	(61,287)	(146,436)

Total Class B Shares	(57,635)	(123,868)

Class C Shares
Issued	57,843	254,968
Reinvested	–	–
Redeemed	(250,944)	(1,122,891)

Total Class C Shares	(193,101)	(867,923)

Class R Shares
Issued	12,315	28,304
Reinvested	–	–
Redeemed	(7,537)	(65,630)

Total Class R Shares	4,778	(37,326)

Institutional Service Class Shares
Issued	–	–
Reinvested	–	–
Redeemed	–	(47,825)

Total Institutional Service Class Shares	–	(47,825)

Institutional Class Shares
Issued	333,430	386,040
Reinvested	–	–
Redeemed	(615,361)	(185,642)

Total Institutional Class Shares	(281,931)	200,398

Total change in shares:	(1,364,234)	(2,742,903)

(a)	Includes redemption fee, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2010 Semiannual Report

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen China Opportunities Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Redemp- tion fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2010*(f)	$16.40	$(0.05)	$1.22	$1.17	$–	$–	$–	$–	$–	$17.57
Year Ended October 31, 2009	9.92	0.12	6.50	6.62	(0.12)	–	(0.02)	(0.14)	–	16.40
Year Ended October 31, 2008	37.00	0.10	(19.99)	(19.89)	(0.12)	(5.95)	(1.12)	(7.19)	–	9.92
Year Ended October 31, 2007(f)	15.86	0.01	22.07	22.08	(0.05)	(0.92)	–	(0.97)	0.03	37.00
Year Ended October 31, 2006	11.25	0.05	5.54	5.59	(0.05)	(0.94)	–	(0.99)	0.01	15.86
Year Ended October 31, 2005	11.24	0.09	0.33	0.42	(0.07)	(0.34)	–	(0.41)	–	11.25
Class B Shares
Six Months Ended April 30, 2010*(f)	16.00	(0.11)	1.18	1.07	–	–	–	–	–	17.07
Year Ended October 31, 2009	9.70	0.03	6.33	6.36	(0.04)	–	(0.02)	(0.06)	–	16.00
Year Ended October 31, 2008	36.43	(0.05)	(19.60)	(19.65)	(0.01)	(5.95)	(1.12)	(7.08)	–	9.70
Year Ended October 31, 2007(f)	15.70	(0.17)	21.79	21.62	–	(0.92)	–	(0.92)	0.03	36.43
Year Ended October 31, 2006	11.19	(0.04)	5.49	5.45	(0.01)	(0.94)	–	(0.95)	0.01	15.70
Year Ended October 31, 2005	11.23	0.03	0.31	0.34	(0.04)	(0.34)	–	(0.38)	–	11.19
Class C Shares
Six Months Ended April 30, 2010*(f)	15.97	(0.11)	1.18	1.07	–	–	–	–	–	17.04
Year Ended October 31, 2009	9.69	0.04	6.31	6.35	(0.05)	–	(0.02)	(0.07)	–	15.97
Year Ended October 31, 2008	36.42	(0.11)	(19.53)	(19.64)	(0.02)	(5.95)	(1.12)	(7.09)	–	9.69
Year Ended October 31, 2007(f)	15.70	(0.16)	21.77	21.61	–	(0.92)	–	(0.92)	0.03	36.42
Year Ended October 31, 2006	11.19	(0.03)	5.48	5.45	(0.01)	(0.94)	–	(0.95)	0.01	15.70
Year Ended October 31, 2005	11.23	0.02	0.31	0.33	(0.03)	(0.34)	–	(0.37)	–	11.19
Class R Shares
Six Months Ended April 30, 2010*(f)	16.26	(0.06)	1.19	1.13	–	–	–	–	–	17.39
Year Ended October 31, 2009	9.85	0.09	6.45	6.54	(0.11)	–	(0.02)	(0.13)	–	16.26
Year Ended October 31, 2008	36.78	–	(19.78)	(19.78)	(0.09)	(5.94)	(1.12)	(7.15)	–	9.85
Year Ended October 31, 2007(f)	15.79	(0.08)	21.97	21.89	(0.01)	(0.92)	–	(0.93)	0.03	36.78
Year Ended October 31, 2006	11.23	0.08	5.44	5.52	(0.03)	(0.94)	–	(0.97)	0.01	15.79
Year Ended October 31, 2005	11.24	0.06	0.33	0.39	(0.06)	(0.34)	–	(0.40)	–	11.23
Institutional Service Class Shares
Six Months Ended April 30, 2010*(f)	16.44	(0.03)	1.22	1.19	–	–	–	–	–	17.63
Year Ended October 31, 2009	9.94	0.10	6.57	6.67	(0.15)	–	(0.02)	(0.17)	–	16.44
Year Ended October 31, 2008	37.11	0.08	(19.98)	(19.90)	(0.21)	(5.94)	(1.12)	(7.27)	–	9.94
Year Ended October 31, 2007(f)	15.88	0.06	22.14	22.20	(0.08)	(0.92)	–	(1.00)	0.03	37.11
Year Ended October 31, 2006	11.25	0.11	5.51	5.62	(0.06)	(0.94)	–	(1.00)	0.01	15.88
Year Ended October 31, 2005	11.25	0.09	0.34	0.43	(0.09)	(0.34)	–	(0.43)	–	11.25
Institutional Class Shares
Six Months Ended April 30, 2010*(f)	16.49	(0.04)	1.20	1.16	–	–	–	–	–	17.65
Year Ended October 31, 2009	9.97	0.31	6.37	6.68	(0.14)	–	(0.02)	(0.16)	–	16.49
Year Ended October 31, 2008	37.18	0.20	(20.14)	(19.94)	(0.21)	(5.94)	(1.12)	(7.27)	–	9.97
Year Ended October 31, 2007(f)	15.91	0.07	22.17	22.24	(0.08)	(0.92)	–	(1.00)	0.03	37.18
Year Ended October 31, 2006	11.27	0.05	5.58	5.63	(0.06)	(0.94)	–	(1.00)	0.01	15.91
Year Ended October 31, 2005	11.25	0.12	0.34	0.46	(0.10)	(0.34)	–	(0.44)	–	11.27

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2010

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen China Opportunities Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

7.13%	$18,890	1.88%	(0.59%)	2.14%	4.50%
66.96%	20,812	1.86%	1.00%	2.75%	103.66%
(64.82%)	13,461	1.82%	0.47%	2.06%	122.49%
145.79%	61,791	1.88%	0.06%	1.88%	127.10%
53.19%	14,470	1.99%	0.44%	2.10%	124.36%
3.58%	2,847	2.01%	0.95%	2.68%	130.48%

6.69%	3,162	2.62%	(1.32%)	2.88%	4.50%
65.67%	3,258	2.62%	0.27%	3.51%	103.66%
(65.07%)	2,221	2.56%	(0.21%)	2.82%	122.49%
144.04%	8,720	2.62%	(0.74%)	2.62%	127.10%
52.07%	1,210	2.73%	(0.47%)	2.85%	124.36%
2.82%	315	2.74%	0.33%	3.41%	130.48%

6.70%	16,096	2.62%	(1.31%)	2.88%	4.50%
65.61%	15,622	2.62%	0.20%	3.46%	103.66%
(65.08%)	7,261	2.56%	(0.32%)	2.79%	122.49%
143.94%	36,340	2.62%	(0.68%)	2.62%	127.10%
52.11%	5,247	2.73%	(0.25%)	2.85%	124.36%
2.79%	1,258	2.73%	0.24%	3.42%	130.48%

6.95%	315	2.12%	(0.66%)	2.37%	4.50%
66.59%	151	2.10%	0.82%	2.96%	103.66%
(64.88%)	61	2.06%	0.19%	2.23%	122.49%
144.93%	430	2.13%	(0.27%)	2.13%	127.10%
52.68%	7	2.28%	0.68%	2.36%	124.36%
3.29%	1	2.22%	0.49%	2.87%	130.48%

7.24%	4,218	1.62%	(0.34%)	1.88%	4.50%
67.29%	4,814	1.62%	1.24%	2.53%	103.66%
(64.72%)	4,058	1.56%	0.55%	1.78%	122.49%
146.46%	21,424	1.62%	0.20%	1.62%	127.10%
53.57%	120	1.72%	1.34%	1.81%	124.36%
3.63%	1	1.82%	0.84%	2.48%	130.48%

7.03%	1,236	1.62%	(0.51%)	1.82%	4.50%
67.25%	3,391	1.62%	1.30%	2.57%	103.66%
(64.71%)	6,086	1.56%	0.86%	1.86%	122.49%
146.44%	17,182	1.63%	0.29%	1.63%	127.10%
53.57%	8,994	1.74%	0.31%	1.88%	124.36%
3.86%	5,854	1.72%	0.98%	2.41%	130.48%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

2010 Semiannual Report

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Redemp- tion fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2010*	$14.83	$–	$2.15	$2.15	$–	$–	$–	$–	$–	$16.98
Year Ended October 31, 2009	9.41	0.10	5.41	5.51	(0.07)	–	(0.02)	(0.09)	–	14.83
Year Ended October 31, 2008	27.95	0.13	(14.75)	(14.62)	(0.08)	(3.17)	(0.67)	(3.92)	–	9.41
Year Ended October 31, 2007	17.82	0.06	12.90	12.96	(0.05)	(2.79)	–	(2.84)	0.01	27.95
Year Ended October 31, 2006	14.92	0.10	4.49	4.59	(0.10)	(1.59)	–	(1.69)	–	17.82
Year Ended October 31, 2005	12.27	0.08	3.47	3.55	(0.05)	(0.85)	–	(0.90)	–	14.92
Class B Shares
Six Months Ended April 30, 2010*	13.99	(0.05)	2.03	1.98	–	–	–	–	–	15.97
Year Ended October 31, 2009	8.90	0.11	5.00	5.11	(0.01)	–	(0.01)	(0.02)	–	13.99
Year Ended October 31, 2008	26.72	–	(13.99)	(13.99)	–	(3.17)	(0.66)	(3.83)	–	8.90
Year Ended October 31, 2007	17.21	(0.07)	12.36	12.29	–	(2.79)	–	(2.79)	0.01	26.72
Year Ended October 31, 2006	14.48	(0.01)	4.35	4.34	(0.02)	(1.59)	–	(1.61)	–	17.21
Year Ended October 31, 2005	11.98	(0.01)	3.37	3.36	(0.01)	(0.85)	–	(0.86)	–	14.48
Class C Shares
Six Months Ended April 30, 2010*	14.34	(0.05)	2.07	2.02	–	–	–	–	–	16.36
Year Ended October 31, 2009	9.10	0.10	5.14	5.24	–	–	–	–	–	14.34
Year Ended October 31, 2008	27.22	–	(14.29)	(14.29)	–	(3.17)	(0.66)	(3.83)	–	9.10
Year Ended October 31, 2007	17.49	(0.04)	12.55	12.51	–	(2.79)	–	(2.79)	0.01	27.22
Year Ended October 31, 2006	14.69	(0.01)	4.42	4.41	(0.02)	(1.59)	–	(1.61)	–	17.49
Year Ended October 31, 2005	12.14	(0.01)	3.42	3.41	(0.01)	(0.85)	–	(0.86)	–	14.69
Class R Shares
Six Months Ended April 30, 2010*	14.21	(0.02)	2.06	2.04	–	–	–	–	–	16.25
Year Ended October 31, 2009	9.03	0.11	5.13	5.24	(0.04)	–	(0.02)	(0.06)	–	14.21
Year Ended October 31, 2008	27.03	0.11	(14.19)	(14.08)	(0.08)	(3.17)	(0.67)	(3.92)	–	9.03
Year Ended October 31, 2007	17.32	0.03	12.48	12.51	(0.02)	(2.79)	–	(2.81)	0.01	27.03
Year Ended October 31, 2006	14.57	0.05	4.40	4.45	(0.11)	(1.59)	–	(1.70)	–	17.32
Year Ended October 31, 2005	12.01	0.04	3.41	3.45	(0.04)	(0.85)	–	(0.89)	–	14.57

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2010

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

14.50%	$129,154	1.78%	(0.02%)	1.95%	11.08%
58.67%	104,513	1.77%	0.89%	2.27%	92.99%
(59.99%)	28,684	1.70%	0.61%	1.77%	104.15%
82.20%	102,204	1.76%	0.31%	1.77%	70.09%
32.89%	34,047	1.65%	0.60%	1.66%	141.70%
30.02%	22,009	1.84%	0.55%	1.84%	135.40%

14.15%	2,344	2.42%	(0.68%)	2.59%	11.08%
57.45%	2,145	2.42%	0.56%	3.08%	92.99%
(60.26%)	1,806	2.38%	(0.02%)	2.46%	104.15%
80.98%	5,369	2.41%	(0.19%)	2.42%	70.09%
31.97%	6,013	2.31%	(0.08%)	2.32%	141.70%
29.30%	4,062	2.52%	(0.11%)	2.52%	135.40%

14.09%	7,106	2.42%	(0.69%)	2.59%	11.08%
57.63%	6,453	2.42%	0.65%	3.13%	92.99%
(60.26%)	7,905	2.38%	(0.01%)	2.46%	104.15%
81.04%	21,994	2.42%	(0.35%)	2.43%	70.09%
31.92%	7,716	2.31%	(0.07%)	2.32%	141.70%
29.20%	4,302	2.51%	(0.11%)	2.51%	135.40%

14.36%	3,509	2.00%	(0.27%)	2.17%	11.08%
58.08%	3,057	2.17%	0.94%	2.85%	92.99%
(60.03%)	2,031	1.84%	0.79%	2.06%	104.15%
81.85%	1,819	1.98%	0.16%	1.98%	70.09%
32.65%	456	1.84%	(0.01%)	1.94%	141.70%
30.11%	9	1.82%	0.16%	1.82%	135.40%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

2010 Semiannual Report

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Equity Long-Short Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2010*	$10.66	$(0.08)	$0.53	$0.45	$–	$–	$–	$11.11
Year Ended October 31, 2009(g)	10.47	(0.16)	0.35	0.19	–	–	–	10.66
Year Ended October 31, 2008	11.89	(0.02)	(1.38)	(1.40)	(0.01)	(0.01)	(0.02)	10.47
Year Ended October 31, 2007(g)	10.30	0.14	1.62	1.76	(0.17)	–	(0.17)	11.89
Year Ended October 31, 2006	9.83	0.11	0.41	0.52	(0.05)	–	(0.05)	10.30
Year Ended October 31, 2005	9.56	(0.02)	0.59	0.57	(0.30)	–	(0.30)	9.83
Class B Shares
Six Months Ended April 30, 2010*	10.22	(0.12)	0.51	0.39	–	–	–	10.61
Year Ended October 31, 2009(g)	10.10	(0.23)	0.35	0.12	–	–	–	10.22
Year Ended October 31, 2008	11.54	(0.10)	(1.34)	(1.44)	–	–	–	10.10
Year Ended October 31, 2007(g)	10.01	0.05	1.58	1.63	(0.10)	–	(0.10)	11.54
Year Ended October 31, 2006	9.59	0.03	0.40	0.43	(0.01)	–	(0.01)	10.01
Year Ended October 31, 2005	9.38	(0.09)	0.58	0.49	(0.28)	–	(0.28)	9.59
Class C Shares
Six Months Ended April 30, 2010*	7.71	(0.09)	0.39	0.30	–	–	–	8.01
Year Ended October 31, 2009(g)	7.62	(0.17)	0.26	0.09	–	–	–	7.71
Year Ended October 31, 2008	8.71	(0.07)	(1.02)	(1.09)	–	–	–	7.62
Year Ended October 31, 2007(g)	7.59	0.05	1.19	1.24	(0.12)	–	(0.12)	8.71
Year Ended October 31, 2006	7.29	0.03	0.30	0.33	(0.03)	–	(0.03)	7.59
Year Ended October 31, 2005	7.21	(0.05)	0.42	0.37	(0.29)	–	(0.29)	7.29
Class R Shares
Six Months Ended April 30, 2010*	10.43	(0.09)	0.52	0.43	–	–	–	10.86
Year Ended October 31, 2009(g)	10.26	(0.18)	0.35	0.17	–	–	–	10.43
Year Ended October 31, 2008	11.69	(0.02)	(1.40)	(1.42)	–	(0.01)	(0.01)	10.26
Year Ended October 31, 2007(g)	10.11	0.09	1.60	1.69	(0.11)	–	(0.11)	11.69
Year Ended October 31, 2006	9.68	0.08	0.40	0.48	(0.05)	–	(0.05)	10.11
Year Ended October 31, 2005	9.41	(0.03)	0.59	0.56	(0.29)	–	(0.29)	9.68
Institutional Service Class Shares
Period Ended April 30, 2010*(h)	10.79	(0.07)	0.50	0.43	–	–	–	11.22
Institutional Class Shares
Six Months Ended April 30, 2010*	10.75	(0.07)	0.54	0.47	–	–	–	11.22
Year Ended October 31, 2009(g)	10.53	(0.14)	0.36	0.22	–	–	–	10.75
Year Ended October 31, 2008	11.94	0.01	(1.38)	(1.37)	(0.03)	(0.01)	(0.04)	10.53
Year Ended October 31, 2007(g)	10.34	0.15	1.65	1.80	(0.20)	–	(0.20)	11.94
Year Ended October 31, 2006	9.85	0.11	0.44	0.55	(0.06)	–	(0.06)	10.34
Year Ended October 31, 2005	9.57	(0.05)	0.63	0.58	(0.30)	–	(0.30)	9.85

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

See accompanying notes to financial statements.

Semiannual Report 2010

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Equity Long-Short Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Dividend Expense (e)	Portfolio Turnover (f)

4.22%	$103,601	2.10%	(1.51%)	2.35%	0.36%	97.81%
1.81%	116,575	2.29%	(1.56%)	3.01%	0.55%	359.27%
(11.77%)	90,320	2.14%	(0.29%)	2.60%	0.41%	574.27%
17.26%	45,037	2.53%	1.25%	2.69%	0.69%	608.98%
5.27%	48,717	2.59%	1.16%	2.61%	0.56%	739.31%
6.09%	33,828	2.81%	(0.18%)	2.91%	0.64%	827.26%

3.82%	1,223	2.84%	(2.27%)	3.09%	0.36%	97.81%
1.19%	2,002	3.01%	(2.27%)	3.75%	0.55%	359.27%
(12.48%)	2,222	2.87%	(0.93%)	3.29%	0.41%	574.27%
16.37%	2,244	3.29%	0.42%	3.48%	0.69%	608.98%
4.53%	1,033	3.33%	0.42%	3.35%	0.56%	739.31%
5.33%	814	3.53%	(0.90%)	3.62%	0.64%	827.26%

3.89%	27,035	2.83%	(2.26%)	3.08%	0.36%	97.81%
1.18%	27,523	3.01%	(2.27%)	3.75%	0.55%	359.27%
(12.49%)	31,287	2.87%	(0.95%)	3.33%	0.41%	574.27%
16.44%	24,768	3.24%	0.57%	3.39%	0.69%	608.98%
4.48%	36,586	3.33%	0.47%	3.35%	0.56%	739.31%
5.35%	19,372	3.55%	(0.81%)	3.65%	0.64%	827.26%

4.12%	212	2.30%	(1.78%)	2.55%	0.36%	97.81%
1.66%	100	2.51%	(1.78%)	3.22%	0.55%	359.27%
(12.18%)	76	2.46%	(0.93%)	3.30%	0.41%	574.27%
16.78%	1	2.88%	0.85%	3.08%	0.69%	608.98%
4.91%	1	2.96%	0.77%	2.99%	0.56%	739.31%
6.16%	1	2.82%	(0.20%)	2.86%	0.64%	827.26%

3.99%	720	1.78%	(1.22%)	2.03%	0.36%	97.81%

4.37%	316,955	1.80%	(1.25%)	2.05%	0.36%	97.81%
2.09%	146,026	1.98%	(1.30%)	2.60%	0.55%	359.27%
(11.55%)	14,230	1.86%	0.09%	2.25%	0.41%	574.27%
17.60%	23,894	2.25%	1.40%	2.43%	0.69%	608.98%
5.60%	11,538	2.33%	1.50%	2.35%	0.56%	739.31%
6.27%	3,877	2.56%	0.19%	2.67%	0.64%	827.26%

(e)	Indicates the dividend expense charged for the period to average net assets.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Net investment income (loss) is based on average shares outstanding during the period.
(h)	For the period November 2, 2009 (commencement of operations) to April 30, 2010.

2010 Semiannual Report

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Tax Return of Capital	Total Distri- butions	Redemp- tion fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2010*	$9.82	$0.06	$0.65	$0.71	$(0.04)	$–	$(0.04)	$–	$10.49
Year Ended October 31, 2009(g)	8.54	0.15	1.28	1.43	(0.15)	–	(0.15)	–	9.82
Year Ended October 31, 2008	15.37	0.05	(6.84)	(6.79)	(0.03)	(0.01)	(0.04)	–	8.54
Year Ended October 31, 2007	11.62	–	3.77	3.77	(0.03)	–	(0.03)	0.01	15.37
Year Ended October 31, 2006	9.25	0.04	2.38	2.42	(0.05)	–	(0.05)	–	11.62
Year Ended October 31, 2005	7.52	(0.02)	1.78	1.76	(0.03)	–	(0.03)	–	9.25
Class B Shares
Six Months Ended April 30, 2010*	9.35	0.02	0.63	0.65	(0.02)	–	(0.02)	–	9.98
Year Ended October 31, 2009(g)	8.15	0.10	1.20	1.30	(0.10)	–	(0.10)	–	9.35
Year Ended October 31, 2008	14.72	(0.05)	(6.52)	(6.57)	–	–	–	–	8.15
Year Ended October 31, 2007	11.18	(0.07)	3.60	3.53	–	–	–	0.01	14.72
Year Ended October 31, 2006	8.94	(0.02)	2.27	2.25	(0.01)	–	(0.01)	–	11.18
Year Ended October 31, 2005	7.30	(0.05)	1.71	1.66	(0.02)	–	(0.02)	–	8.94
Class C Shares
Six Months Ended April 30, 2010*	9.39	0.02	0.63	0.65	(0.02)	–	(0.02)	–	10.02
Year Ended October 31, 2009(g)	8.17	0.10	1.22	1.32	(0.10)	–	(0.10)	–	9.39
Year Ended October 31, 2008	14.78	(0.09)	(6.52)	(6.61)	–	–	–	–	8.17
Year Ended October 31, 2007	11.22	(0.07)	3.62	3.55	–	–	–	0.01	14.78
Year Ended October 31, 2006	8.97	(0.01)	2.28	2.27	(0.02)	–	(0.02)	–	11.22
Year Ended October 31, 2005	7.33	(0.05)	1.71	1.66	(0.02)	–	(0.02)	–	8.97
Class R Shares
Six Months Ended April 30, 2010*	9.51	0.05	0.64	0.69	(0.04)	–	(0.04)	–	10.16
Year Ended October 31, 2009(g)	8.27	0.13	1.24	1.37	(0.13)	–	(0.13)	–	9.51
Year Ended October 31, 2008	14.91	0.02	(6.63)	(6.61)	(0.02)	(0.01)	(0.03)	–	8.27
Year Ended October 31, 2007	11.30	–	3.62	3.62	(0.02)	–	(0.02)	0.01	14.91
Year Ended October 31, 2006	9.02	0.01	2.31	2.32	(0.04)	–	(0.04)	–	11.30
Year Ended October 31, 2005	7.33	(0.03)	1.75	1.72	(0.03)	–	(0.03)	–	9.02
Institutional Class Shares
Six Months Ended April 30, 2010*	9.82	0.07	0.66	0.73	(0.05)	–	(0.05)	–	10.50
Period from July 1, 2009 through October 31, 2009(f)(g)	8.38	0.03	1.44	1.47	(0.03)	–	(0.03)	–	9.82
Period from November 1, 2008 though April 22, 2009(f)(g)	8.67	0.09	(1.31)	(1.22)	(0.05)	–	(0.05)	–	7.40
Year Ended October 31, 2008	15.61	0.07	(6.94)	(6.87)	(0.06)	(0.01)	(0.07)	–	8.67
Year Ended October 31, 2007	11.78	0.03	3.84	3.87	(0.05)	–	(0.05)	0.01	15.61
Year Ended October 31, 2006	9.37	0.07	2.40	2.47	(0.06)	–	(0.06)	–	11.78
Year Ended October 31, 2005	7.60	0.01	1.80	1.81	(0.04)	–	(0.04)	–	9.37

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2010

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Equity Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

7.28%	$28,238	1.61%	1.18%	1.92%	10.75%
17.13%	29,014	1.64%	1.88%	2.58%	155.38%
(44.28%)	28,598	1.52%	0.36%	1.71%	241.73%
32.61%	61,525	1.58%	0.02%	1.58%	257.25%
26.22%	41,219	1.62%	0.42%	1.68%	298.51%
23.44%	32,404	1.69%	(0.26%)	1.94%	352.57%

6.97%	894	2.32%	0.44%	2.63%	10.75%
16.18%	937	2.32%	1.22%	3.26%	155.38%
(44.63%)	1,009	2.26%	(0.39%)	2.45%	241.73%
31.66%	2,209	2.32%	(0.79%)	2.32%	257.25%
25.22%	806	2.33%	(0.24%)	2.40%	298.51%
22.70%	343	2.41%	(0.94%)	2.64%	352.57%

6.93%	3,448	2.32%	0.44%	2.63%	10.75%
16.35%	3,880	2.32%	1.22%	3.25%	155.38%
(44.72%)	5,218	2.25%	(0.40%)	2.38%	241.73%
31.73%	21,935	2.32%	(0.80%)	2.32%	257.25%
25.19%	3,795	2.32%	(0.26%)	2.40%	298.51%
22.81%	676	2.41%	(0.90%)	2.65%	352.57%

7.24%	779	1.82%	1.01%	2.13%	10.75%
16.88%	714	1.83%	1.68%	2.78%	155.38%
(44.42%)	762	1.77%	0.15%	2.00%	241.73%
32.16%	1,048	1.84%	(0.70%)	1.85%	257.25%
25.78%	2	1.92%	0.11%	1.98%	298.51%
23.33%	1	1.75%	(0.33%)	1.75%	352.57%

7.49%	487	1.32%	1.28%	1.50%	10.75%
17.49%	1	1.32%	1.01%	2.19%	155.38%
(14.05)	–	1.32%	2.60%	2.25%	155.38%
(44.16%)	1	1.26%	0.62%	1.42%	241.73%
33.01%	2	1.32%	0.26%	1.32%	257.25%
26.49%	2	1.32%	0.72%	1.42%	298.51%
23.81%	1	1.40%	0.04%	1.73%	352.57%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	There were no shareholders in the class for the period from April 23, 2009 though June 30, 2009. The financial highlights information presented is for two separate periods of time when shareholders were invested in the class.
(g)	Net investment income (loss) is based on average shares outstanding during the period.

2010 Semiannual Report

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Financial Services Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Redemp- tion fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2010*	$9.32	$0.03	$0.59	$0.62	$–	$–	$–	$–	$–	$9.94
Year Ended October 31, 2009	8.15	0.08	1.16	1.24	(0.07)	–	–	(0.07)	–	9.32
Year Ended October 31, 2008	16.61	0.18	(7.18)	(7.00)	(0.17)	(1.28)	(0.01)	(1.46)	–	8.15
Year Ended October 31, 2007	15.68	0.22	1.55	1.77	(0.18)	(0.67)	–	(0.85)	0.01	16.61
Year Ended October 31, 2006	13.41	0.16	2.92	3.08	(0.20)	(0.62)	–	(0.82)	0.01	15.68
Year Ended October 31, 2005	12.49	0.11	1.72	1.83	(0.11)	(0.80)	–	(0.91)	–	13.41
Class B Shares
Six Months Ended April 30, 2010*	9.08	0.01	0.57	0.58	–	–	–	–	–	9.66
Year Ended October 31, 2009	7.95	0.04	1.13	1.17	(0.04)	–	–	(0.04)	–	9.08
Year Ended October 31, 2008	16.27	0.12	(7.04)	(6.92)	(0.11)	(1.28)	(0.01)	(1.40)	–	7.95
Year Ended October 31, 2007	15.37	0.17	1.44	1.61	(0.05)	(0.67)	–	(0.72)	0.01	16.27
Year Ended October 31, 2006	13.17	0.05	2.87	2.92	(0.11)	(0.62)	–	(0.73)	0.01	15.37
Year Ended October 31, 2005	12.30	0.04	1.68	1.72	(0.05)	(0.80)	–	(0.85)	–	13.17
Class C Shares
Six Months Ended April 30, 2010*	9.07	0.01	0.57	0.58	–	–	–	–	–	9.65
Year Ended October 31, 2009	7.94	0.04	1.12	1.16	(0.03)	–	–	(0.03)	–	9.07
Year Ended October 31, 2008	16.26	0.09	(7.01)	(6.92)	(0.11)	(1.28)	(0.01)	(1.40)	–	7.94
Year Ended October 31, 2007	15.36	0.14	1.48	1.62	(0.06)	(0.67)	–	(0.73)	0.01	16.26
Year Ended October 31, 2006	13.16	0.06	2.86	2.92	(0.11)	(0.62)	–	(0.73)	0.01	15.36
Year Ended October 31, 2005	12.30	0.03	1.68	1.71	(0.05)	(0.80)	–	(0.85)	–	13.16
Class R Shares
Six Months Ended April 30, 2010*	9.14	0.02	0.59	0.61	–	–	–	–	–	9.75
Year Ended October 31, 2009	8.00	0.07	1.14	1.21	(0.07)	–	–	(0.07)	–	9.14
Year Ended October 31, 2008	16.33	0.13	(7.01)	(6.88)	(0.16)	(1.28)	(0.01)	(1.45)	–	8.00
Year Ended October 31, 2007	15.40	0.19	1.50	1.69	(0.10)	(0.67)	–	(0.77)	0.01	16.33
Year Ended October 31, 2006	13.19	0.14	2.86	3.00	(0.18)	(0.62)	–	(0.80)	0.01	15.40
Year Ended October 31, 2005	12.31	0.12	1.67	1.79	(0.11)	(0.80)	–	(0.91)	–	13.19
Institutional Class Shares
Six Months Ended April 30, 2010*	9.39	0.06	0.59	0.65	(0.01)	–	–	(0.01)	–	10.03
Year Ended October 31, 2009	8.21	0.12	1.16	1.28	(0.10)	–	–	(0.10)	–	9.39
Year Ended October 31, 2008	16.71	0.24	(7.25)	(7.01)	(0.20)	(1.28)	(0.01)	(1.49)	–	8.21
Year Ended October 31, 2007	15.77	0.25	1.57	1.82	(0.22)	(0.67)	–	(0.89)	0.01	16.71
Year Ended October 31, 2006	13.48	0.19	2.94	3.13	(0.23)	(0.62)	–	(0.85)	0.01	15.77
Year Ended October 31, 2005	12.55	0.12	1.76	1.88	(0.15)	(0.80)	–	(0.95)	–	13.48

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2010

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Financial Services Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

6.71%	$25,426	1.55%	0.64%	1.79%	49.24%
15.60%	27,653	1.58%	1.08%	2.11%	55.49%
(45.62%)	28,317	1.56%	1.83%	1.68%	121.39%
11.73%	25,266	1.50%	1.34%	1.50%	167.95%
23.87%	21,752	1.52%	1.01%	1.53%	195.16%
14.91%	4,546	1.66%	1.00%	2.00%	213.88%

6.39%	855	2.19%	0.01%	2.43%	49.24%
14.84%	919	2.19%	0.47%	2.73%	55.49%
(45.99%)	994	2.27%	1.05%	2.37%	121.39%
10.88%	1,764	2.18%	0.69%	2.18%	167.95%
22.98%	2,993	2.25%	0.33%	2.25%	195.16%
14.02%	1,243	2.40%	0.28%	2.80%	213.88%

6.39%	3,306	2.19%	0.03%	2.42%	49.24%
14.81%	3,468	2.19%	0.55%	2.74%	55.49%
(45.99%)	4,918	2.26%	1.10%	2.38%	121.39%
10.96%	4,414	2.18%	0.68%	2.19%	167.95%
23.03%	5,514	2.24%	0.37%	2.24%	195.16%
13.94%	1,590	2.40%	0.30%	2.77%	213.88%

6.72%	286	1.71%	0.49%	1.94%	49.24%
15.38%	216	1.61%	0.85%	2.13%	55.49%
(45.66%)	97	1.76%	1.39%	1.89%	121.39%
11.39%	101	1.82%	1.40%	1.83%	167.95%
23.59%	79	1.78%	1.00%	1.78%	195.16%
14.82%	1	1.71%	0.96%	2.27%	213.88%

6.92%	10,394	1.19%	0.89%	1.43%	49.24%
15.99%	12,655	1.19%	1.59%	1.75%	55.49%
(45.45%)	16,305	1.27%	2.04%	1.37%	121.39%
12.03%	26,653	1.20%	1.56%	1.21%	167.95%
24.19%	19,768	1.24%	1.31%	1.25%	195.16%
15.20%	6,219	1.40%	1.22%	1.62%	213.88%

(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

2010 Semiannual Report

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Small Cap Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period
Class A Shares(f)
Six Months Ended April 30, 2010*	$15.73	$0.06	$2.68	$2.74	$–	$–	$–	$18.47
Year Ended October 31, 2009(g)	13.16	(0.01)	2.71	2.70	(0.08)	(0.05)	(0.13)	15.73
Year Ended October 31, 2008(g)	26.02	0.08	(12.75)	(12.67)	(0.19)	–	(0.19)	13.16
Year Ended October 31, 2007(g)	23.19	0.15	2.68	2.83	–	–	–	26.02
Year Ended October 31, 2006(g)	19.94	(0.08)	3.33	3.25	–	–	–	23.19
Year Ended October 31, 2005(g)	16.16	(0.13)	3.91	3.78	–	–	–	19.94
Class C Shares
Six Months Ended April 30, 2010*	14.97	–	2.53	2.53	–	–	–	17.50
Year Ended October 31, 2009(g)	12.57	(0.08)	2.56	2.48	(0.03)	(0.05)	(0.08)	14.97
Year Ended October 31, 2008(g)	24.84	(0.08)	(12.19)	(12.27)	–	–	–	12.57
Year Ended October 31, 2007(g)	22.31	(0.06)	2.59	2.53	–	–	–	24.84
Year Ended October 31, 2006(g)	19.32	(0.23)	3.22	2.99	–	–	–	22.31
Year Ended October 31, 2005(g)	15.78	(0.27)	3.81	3.54	–	–	–	19.32
Class R Shares(h)
Six Months Ended April 30, 2010*	15.26	0.05	2.59	2.64	–	–	–	17.90
Year Ended October 31, 2009(g)	12.76	(0.02)	2.60	2.58	(0.03)	(0.05)	(0.08)	15.26
Year Ended October 31, 2008(g)	25.23	0.02	(12.37)	(12.35)	(0.12)	–	(0.12)	12.76
Year Ended October 31, 2007(g)	22.54	0.05	2.64	2.69	–	–	–	25.23
Year Ended October 31, 2006(g)	19.43	(0.14)	3.25	3.11	–	–	–	22.54
Year Ended October 31, 2005(g)	15.79	(0.18)	3.82	3.64	–	–	–	19.43
Institutional Service Class Shares
Six Months Ended April 30, 2010*	15.74	0.09	2.66	2.75	–	–	–	18.49
Period Ended October 31, 2009(g)(i)	16.23	(0.01)	(0.48)	(0.49)	–	–	–	15.74
Institutional Class Shares
Six Months Ended April 30, 2010*	15.75	0.09	2.67	2.76	–	–	–	18.51
Period Ended October 31, 2009(g)(j)	13.91	–	1.84	1.84	–	–	–	15.75

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2010

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Small Cap Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

17.42%	$50,131	1.55%	0.83%	2.28%	30.07%
20.80%	46,225	1.55%	(0.09%)	2.60%	184.14%
(49.01%)	15,101	1.56%	0.37%	2.57%	139.00%
12.20%	37,316	1.65%	0.58%	2.21%	98.00%
16.30%	42,613	1.65%	(0.35%)	2.16%	82.00%
23.39%	43,963	1.65%	(0.71%)	2.20%	73.00%

16.90%	176	2.30%	0.05%	3.03%	30.07%
19.96%	179	2.30%	(0.66%)	3.67%	184.14%
(49.40%)	184	2.31%	(0.41%)	3.33%	139.00%
11.34%	502	2.40%	(0.24%)	2.96%	98.00%
15.48%	742	2.40%	(1.10%)	2.91%	82.00%
22.43%	643	2.40%	(1.46%)	2.95%	73.00%

17.30%	84	1.80%	0.47%	2.53%	30.07%
20.45%	127	1.82%	(0.16%)	3.37%	184.14%
(49.14%)	224	1.81%	0.11%	2.90%	139.00%
11.93%	841	1.90%	0.23%	2.46%	98.00%
16.01%	1,440	1.90%	(0.60%)	2.41%	82.00%
23.05%	2,017	1.90%	(0.97%)	2.45%	73.00%

17.47%	1	1.30%	1.10%	2.08%	30.07%
(3.02%)	1	1.42%	(0.38%)	1.45%	184.14%

17.52%	8	1.30%	1.97%	2.03%	30.07%
13.23%	1	1.35%	(0.07%)	1.96%	184.14%

(f)	Formerly the Common Class Shares.
(g)	Net investment income (loss) is based on average shares outstanding during the period.
(h)	Formerly the Advisor Class Shares.
(i)	For the period September 16, 2009 (commencement of operations) to October 31, 2009.
(j)	For the period July 20, 2009 (commencement of operations) to October 31, 2009.

2010 Semiannual Report

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2010*(f)	$11.37	$0.07	$0.69	$0.76	$(0.05)	$–	$–	$(0.05)	$12.08
Year Ended October 31, 2009(f)	9.36	0.18	2.00	2.18	(0.17)	–	–	(0.17)	11.37
Year Ended October 31, 2008	18.87	0.11	(9.02)	(8.91)	(0.09)	(0.49)	(0.02)	(0.60)	9.36
Year Ended October 31, 2007	13.35	0.03	6.02	6.05	(0.03)	(0.50)	–	(0.53)	18.87
Year Ended October 31, 2006	9.69	0.02	3.68	3.70	(0.04)	–	–	(0.04)	13.35
Year Ended October 31, 2005	7.79	0.08	1.90	1.98	(0.08)	–	–	(0.08)	9.69
Class B Shares
Six Months Ended April 30, 2010*(f)	10.78	0.03	0.65	0.68	(0.02)	–	–	(0.02)	11.44
Year Ended October 31, 2009(f)	8.88	0.11	1.91	2.02	(0.12)	–	–	(0.12)	10.78
Year Ended October 31, 2008	18.01	0.02	(8.61)	(8.59)	(0.03)	(0.49)	(0.02)	(0.54)	8.88
Year Ended October 31, 2007	12.83	(0.08)	5.76	5.68	–	(0.50)	–	(0.50)	18.01
Year Ended October 31, 2006	9.35	(0.08)	3.57	3.49	(0.01)	–	–	(0.01)	12.83
Year Ended October 31, 2005	7.56	0.01	1.83	1.84	(0.05)	–	–	(0.05)	9.35
Class C Shares
Six Months Ended April 30, 2010*(f)	10.84	0.03	0.66	0.69	(0.02)	–	–	(0.02)	11.51
Year Ended October 31, 2009(f)	8.93	0.12	1.90	2.02	(0.11)	–	–	(0.11)	10.84
Year Ended October 31, 2008	18.10	0.01	(8.64)	(8.63)	(0.03)	(0.49)	(0.02)	(0.54)	8.93
Year Ended October 31, 2007	12.90	(0.05)	5.75	5.70	–	(0.50)	–	(0.50)	18.10
Year Ended October 31, 2006	9.40	(0.02)	3.54	3.52	(0.02)	–	–	(0.02)	12.90
Year Ended October 31, 2005	7.60	0.03	1.82	1.85	(0.05)	–	–	(0.05)	9.40
Class R Shares
Six Months Ended April 30, 2010*(f)	10.95	0.06	0.66	0.72	(0.04)	–	–	(0.04)	11.63
Year Ended October 31, 2009(f)	9.02	0.07	2.02	2.09	(0.16)	–	–	(0.16)	10.95
Year Ended October 31, 2008	18.24	0.09	(8.73)	(8.64)	(0.07)	(0.49)	(0.02)	(0.58)	9.02
Year Ended October 31, 2007	12.95	–	5.82	5.82	(0.03)	(0.50)	–	(0.53)	18.24
Year Ended October 31, 2006	9.41	(0.04)	3.61	3.57	(0.03)	–	–	(0.03)	12.95
Year Ended October 31, 2005	7.58	0.07	1.86	1.93	(0.10)	–	–	(0.10)	9.41
Institutional Service Class Shares
Six Months Ended April 30, 2010*(f)	11.58	0.09	0.70	0.79	(0.06)	–	–	(0.06)	12.31
Year Ended October 31, 2009(f)	9.54	0.13	2.12	2.25	(0.21)	–	–	(0.21)	11.58
Year Ended October 31, 2008	19.19	0.15	(9.18)	(9.03)	(0.11)	(0.49)	(0.02)	(0.62)	9.54
Year Ended October 31, 2007	13.55	0.07	6.12	6.19	(0.05)	(0.50)	–	(0.55)	19.19
Year Ended October 31, 2006	9.81	0.02	3.77	3.79	(0.05)	–	–	(0.05)	13.55
Year Ended October 31, 2005	7.89	0.11	1.91	2.02	(0.10)	–	–	(0.10)	9.81
Institutional Class Shares
Six Months Ended April 30, 2010*(f)	11.59	0.11	0.68	0.79	(0.03)	–	–	(0.03)	12.35
Year Ended October 31, 2009(f)	9.53	0.24	2.03	2.27	(0.21)	–	–	(0.21)	11.59
Year Ended October 31, 2008	19.19	0.15	(9.19)	(9.04)	(0.11)	(0.49)	(0.02)	(0.62)	9.53
Year Ended October 31, 2007	13.55	0.08	6.11	6.19	(0.05)	(0.50)	–	(0.55)	19.19
Year Ended October 31, 2006	9.81	0.03	3.76	3.79	(0.05)	–	–	0.05	13.55
Year Ended October 31, 2005	7.89	0.11	1.91	2.02	(0.10)	–	–	(0.10)	9.81

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

See accompanying notes to financial statements.

Semiannual Report 2010

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Equity Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

6.66%	$138,600	1.56%	1.22%	1.61%	13.61%
23.64%	146,312	1.59%	1.95%	1.87%	135.26%
(48.64%)	179,247	1.48%	0.86%	1.55%	138.64%
46.74%	163,800	1.57%	0.21%	1.57%	135.54%
38.22%	26,565	1.69%	(0.04%)	1.70%	175.91%
25.49%	7,980	1.65%	0.74%	1.90%	247.22%

6.31%	5,306	2.24%	0.51%	2.29%	13.61%
22.93%	5,531	2.24%	1.29%	2.51%	135.26%
(49.04%)	6,671	2.17%	0.13%	2.26%	138.64%
45.69%	8,792	2.23%	(0.47%)	2.23%	135.54%
37.37%	6,031	2.41%	(0.80%)	2.42%	175.91%
24.49%	3,444	2.40%	0.12%	2.81%	247.22%

6.37%	36,744	2.24%	0.52%	2.28%	13.61%
22.91%	37,587	2.24%	1.30%	2.52%	135.26%
(49.02%)	44,374	2.19%	0.11%	2.25%	138.64%
45.59%	61,851	2.26%	(0.46%)	2.26%	135.54%
37.49%	9,566	2.40%	(0.62%)	2.40%	175.91%
24.45%	272	2.40%	0.10%	2.69%	247.22%

6.58%	10,048	1.74%	1.03%	1.79%	13.61%
23.49%	10,209	1.75%	0.66%	1.86%	135.26%
(48.79%)	720	1.71%	0.58%	1.78%	138.64%
46.37%	725	1.80%	(0.17%)	1.80%	135.54%
38.01%	2	1.94%	(0.38%)	1.96%	175.91%
25.37%	1	1.68%	0.81%	2.31%	247.22%

6.82%	186,868	1.31%	1.52%	1.36%	13.61%
24.04%	163,396	1.28%	1.23%	1.39%	135.26%
(48.54%)	11,548	1.18%	1.09%	1.34%	138.64%
47.13%	7,256	1.24%	0.47%	1.24%	135.54%
38.76%	4,589	1.41%	0.17%	1.42%	175.91%
25.72%	3,306	1.40%	1.12%	1.82%	247.22%

6.83%	12,368	1.24%	1.73%	1.26%	13.61%
24.22%	9,484	1.24%	2.47%	1.51%	135.26%
(48.48%)	7,809	1.17%	1.09%	1.28%	138.64%
47.13%	9,125	1.24%	0.54%	1.24%	135.54%
38.76%	3,742	1.41%	0.22%	1.42%	175.91%
25.72%	1,372	1.40%	1.11%	1.61%	247.22%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

2010 Semiannual Report

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Natural Resources Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Redemp- tion fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2010*	$15.02	$(0.03)	$1.79	$1.76	$–	$–	$–	$–	$16.78
Year Ended October 31, 2009	12.69	0.06	2.34	2.40	(0.05)	(0.02)	(0.07)	–	15.02
Year Ended October 31, 2008	25.35	0.03	(8.14)	(8.11)	(0.06)	(4.49)	(4.55)	–	12.69
Year Ended October 31, 2007	20.31	(0.03)	7.88	7.85	–	(2.82)	(2.82)	0.01	25.35
Year Ended October 31, 2006	17.97	(0.02)	3.90	3.88	–	(1.56)	(1.56)	0.02	20.31
Year Ended October 31, 2005	11.23	–	7.14	7.14	(0.01)	(0.40)	(0.41)	0.01	17.97
Class B Shares
Six Months Ended April 30, 2010*	14.42	(0.08)	1.72	1.64	–	–	–	–	16.06
Year Ended October 31, 2009	12.22	(0.01)	2.24	2.23	(0.01)	(0.02)	(0.03)	–	14.42
Year Ended October 31, 2008	24.68	(0.14)	(7.83)	(7.97)	–	(4.49)	(4.49)	–	12.22
Year Ended October 31, 2007	19.97	(0.16)	7.68	7.52	–	(2.82)	(2.82)	0.01	24.68
Year Ended October 31, 2006	17.82	(0.14)	3.83	3.69	–	(1.56)	(1.56)	0.02	19.97
Year Ended October 31, 2005	11.21	(0.04)	7.04	7.00	–	(0.40)	(0.40)	0.01	17.82
Class C Shares
Six Months Ended April 30, 2010*	14.44	(0.08)	1.71	1.63	–	–	–	–	16.07
Year Ended October 31, 2009	12.24	(0.02)	2.25	2.23	(0.01)	(0.02)	(0.03)	–	14.44
Year Ended October 31, 2008	24.70	(0.15)	(7.82)	(7.97)	–	(4.49)	(4.49)	–	12.24
Year Ended October 31, 2007	19.98	(0.17)	7.70	7.53	–	(2.82)	(2.82)	0.01	24.70
Year Ended October 31, 2006	17.83	(0.16)	3.85	3.69	–	(1.56)	(1.56)	0.02	19.98
Year Ended October 31, 2005	11.21	(0.04)	7.05	7.01	–	(0.40)	(0.40)	0.01	17.83
Class R Shares
Six Months Ended April 30, 2010*	14.82	(0.05)	1.77	1.72	–	–	–	–	16.54
Year Ended October 31, 2009	12.53	0.04	2.31	2.35	(0.04)	(0.02)	(0.06)	–	14.82
Year Ended October 31, 2008	25.10	(0.01)	(8.04)	(8.05)	(0.03)	(4.49)	(4.52)	–	12.53
Year Ended October 31, 2007	20.19	(0.06)	7.78	7.72	–	(2.82)	(2.82)	0.01	25.10
Year Ended October 31, 2006	17.91	(0.04)	3.86	3.82	–	(1.56)	(1.56)	0.02	20.19
Year Ended October 31, 2005	11.22	–	7.08	7.08	–	(0.40)	(0.40)	0.01	17.91
Institutional Service Class Shares
Six Months Ended April 30, 2010*	15.15	(0.01)	1.82	1.81	–	–	–	–	16.96
Year Ended October 31, 2009	12.81	0.10	2.36	2.46	(0.10)	(0.02)	(0.12)	–	15.15
Year Ended October 31, 2008	25.53	0.10	(8.23)	(8.13)	(0.10)	(4.49)	(4.59)	–	12.81
Year Ended October 31, 2007	20.39	–	7.95	7.95	–	(2.82)	(2.82)	0.01	25.53
Year Ended October 31, 2006	17.99	0.03	3.91	3.94	–	(1.56)	(1.56)	0.02	20.39
Year Ended October 31, 2005	11.23	0.01	7.15	7.16	(0.01)	(0.40)	(0.41)	0.01	17.99
Institutional Class Shares
Six Months Ended April 30, 2010*	15.19	(0.01)	1.81	1.80	–	–	–	–	16.99
Year Ended October 31, 2009	12.83	0.13	2.34	2.47	(0.09)	(0.02)	(0.11)	–	15.19
Year Ended October 31, 2008	25.57	0.09	(8.24)	(8.15)	(0.10)	(4.49)	(4.59)	–	12.83
Year Ended October 31, 2007	20.41	0.02	7.95	7.97	–	(2.82)	(2.82)	0.01	25.57
Year Ended October 31, 2006	18.01	0.03	3.91	3.94	–	(1.56)	(1.56)	0.02	20.41
Year Ended October 31, 2005	11.24	0.03	7.15	7.18	(0.02)	(0.40)	(0.42)	0.01	18.01

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2010

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Natural Resources Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

11.72%	$62,317	1.49%	(0.39%)	1.49%	20.86%
19.03%	56,663	1.56%	0.42%	1.76%	90.12%
(39.68%)	43,189	1.33%	0.01%	1.33%	137.42%
43.54%	38,497	1.44%	(0.19%)	1.44%	188.25%
22.87%	20,324	1.38%	(0.07%)	1.38%	228.18%
65.51%	10,915	1.47%	(0.13%)	1.59%	313.92%

11.37%	2,503	2.16%	(1.06%)	2.16%	20.86%
18.29%	2,368	2.16%	(0.17%)	2.37%	90.12%
(40.14%)	2,190	2.05%	(0.70%)	2.06%	137.42%
42.52%	2,999	2.16%	(0.90%)	2.16%	188.25%
21.94%	1,862	2.12%	(0.84%)	2.13%	228.18%
64.49%	648	2.20%	(0.83%)	2.54%	313.92%

11.29%	15,371	2.16%	(1.06%)	2.16%	20.86%
18.29%	12,758	2.16%	(0.19%)	2.37%	90.12%
(40.10%)	8,224	2.04%	(0.69%)	2.05%	137.42%
42.55%	14,273	2.16%	(0.90%)	2.16%	188.25%
21.92%	10,302	2.12%	(0.81%)	2.12%	228.18%
64.42%	4,938	2.20%	(0.87%)	2.27%	313.92%

11.61%	8,407	1.67%	(0.58%)	1.67%	20.86%
18.85%	6,034	1.66%	0.32%	1.87%	90.12%
(39.80%)	4,135	1.56%	(0.19%)	1.58%	137.42%
43.11%	2,704	1.73%	(0.52%)	1.73%	188.25%
22.59%	249	1.75%	(0.43%)	1.77%	228.18%
65.15%	23	1.73%	(0.14%)	1.94%	313.92%

11.95%	3,644	1.16%	(0.06%)	1.16%	20.86%
19.45%	3,318	1.16%	0.80%	1.36%	90.12%
(39.52%)	2,119	1.06%	0.27%	1.08%	137.42%
43.92%	1,339	1.19%	0.04%	1.19%	188.25%
23.20%	537	1.12%	0.13%	1.13%	228.18%
65.89%	170	1.22%	0.03%	0.80%	313.92%

11.85%	13,005	1.16%	(0.05%)	1.16%	20.86%
19.51%	10,567	1.16%	0.85%	1.38%	90.12%
(39.54%)	15,710	1.04%	0.33%	1.06%	137.42%
43.99%	20,768	1.16%	0.11%	1.16%	188.25%
23.17%	15,731	1.11%	0.16%	1.13%	228.18%
66.02%	8,078	1.23%	0.25%	1.95%	313.92%

(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

2010 Semiannual Report

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Small Cap Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Capital Contri- butions from Advisor\ Custodian	Redemp- tion fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2010*	$10.77	$(0.05)	$3.25	$3.20	$–	$–	$–	$–	$–	$–	$13.97
Year Ended October 31, 2009	9.63	0.01	1.14	1.15	–	–	(0.01)	(0.01)	–	–	10.77
Year Ended October 31, 2008	22.50	0.06	(8.54)	(8.48)	(0.05)	(4.34)	–	(4.39)	–	–	9.63
Year Ended October 31, 2007	21.30	0.03	2.16	2.19	(0.13)	(0.89)	–	(1.02)	0.02	0.01	22.50
Year Ended October 31, 2006	18.28	–	5.18	5.18	(0.01)	(2.16)	–	(2.17)	–	0.01	21.30
Year Ended October 31, 2005	15.59	(0.03)	4.65	4.62	–	(1.93)	–	(1.93)	–	–	18.28
Class B Shares
Six Months Ended April 30, 2010*	9.84	(0.09)	2.97	2.88	–	–	–	–	–	–	12.72
Year Ended October 31, 2009	8.84	(0.09)	1.09	1.00	–	–	–	–	–	–	9.84
Year Ended October 31, 2008	21.12	(0.05)	(7.89)	(7.94)	–	(4.34)	–	(4.34)	–	–	8.84
Year Ended October 31, 2007	20.10	(0.12)	2.03	1.91	(0.03)	(0.89)	–	(0.92)	0.02	0.01	21.12
Year Ended October 31, 2006	17.45	(0.07)	4.87	4.80	–	(2.16)	–	(2.16)	–	0.01	20.10
Year Ended October 31, 2005	15.04	(0.12)	4.46	4.34	–	(1.93)	–	(1.93)	–	–	17.45
Class C Shares
Six Months Ended April 30, 2010*	9.86	(0.09)	2.98	2.89	–	–	–	–	–	–	12.75
Year Ended October 31, 2009	8.86	(0.10)	1.10	1.00	–	–	–	–	–	–	9.86
Year Ended October 31, 2008	21.16	(0.06)	(7.90)	(7.96)	–	(4.34)	–	(4.34)	–	–	8.86
Year Ended October 31, 2007	20.14	(0.12)	2.03	1.91	(0.03)	(0.89)	–	(0.92)	0.02	0.01	21.16
Year Ended October 31, 2006	17.48	(0.06)	4.87	4.81	–	(2.16)	–	(2.16)	–	0.01	20.14
Year Ended October 31, 2005	15.07	(0.17)	4.51	4.34	–	(1.93)	–	(1.93)	–	–	17.48
Class R Shares
Six Months Ended April 30, 2010*	10.16	(0.06)	3.06	3.00	–	–	–	–	–	–	13.16
Year Ended October 31, 2009	9.07	(0.04)	1.13	1.09	–	–	–	–	–	–	10.16
Year Ended October 31, 2008	21.51	0.02	(8.08)	(8.06)	(0.04)	(4.34)	–	(4.38)	–	–	9.07
Year Ended October 31, 2007	20.43	(0.01)	2.05	2.04	(0.10)	(0.89)	–	(0.99)	0.02	0.01	21.51
Year Ended October 31, 2006	17.63	–	4.97	4.97	(0.02)	(2.16)	–	(2.18)	–	0.01	20.43
Year Ended October 31, 2005	15.10	(0.03)	4.49	4.46	–	(1.93)	–	(1.93)	–	–	17.63
Institutional Service Class Shares
Six Months Ended April 30, 2010*	11.10	(0.04)	3.35	3.31	–	–	–	–	–	–	14.41
Year Ended October 31, 2009	9.89	0.02	1.23	1.25	–	–	(0.04)	(0.04)	–	–	11.10
Year Ended October 31, 2008	22.97	0.11	(8.77)	(8.66)	(0.08)	(4.34)	–	(4.42)	–	–	9.89
Year Ended October 31, 2007	21.72	0.08	2.19	2.27	(0.16)	(0.89)	–	(1.05)	0.02	0.01	22.97
Year Ended October 31, 2006	18.52	0.02	5.35	5.37	(0.02)	(2.16)	–	(2.18)	–	0.01	21.72
Year Ended October 31, 2005	15.72	0.11	4.62	4.73	–	(1.93)	–	(1.93)	–	–	18.52
Institutional Class Shares
Six Months Ended April 30, 2010*	11.08	(0.03)	3.34	3.31	–	–	–	–	–	–	14.39
Year Ended October 31, 2009	9.90	0.04	1.18	1.22	–	–	(0.04)	(0.04)	–	–	11.08
Year Ended October 31, 2008	22.99	0.12	(8.79)	(8.67)	(0.08)	(4.34)	–	(4.42)	–	–	9.90
Year Ended October 31, 2007	21.73	0.13	2.17	2.30	(0.18)	(0.89)	–	(1.07)	0.02	0.01	22.99
Year Ended October 31, 2006	18.55	0.06	5.30	5.36	(0.03)	(2.16)	–	(2.19)	–	0.01	21.73
Year Ended October 31, 2005	15.75	0.01	4.72	4.73	–	(1.93)	–	(1.93)	–	–	18.55

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2010

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Small Cap Fund (concluded)

		Ratios/Supplemental Data
Total Return (a)(b)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

29.71%		$103,172	1.35%	(0.77%)	1.71%	14.61%
12.02%		100,062	1.35%	(0.09%)	2.02%	146.24%
(45.56%)		231,150	1.40%	0.34%	1.52%	158.57%
10.60%	(f)	760,257	1.34%	0.16%	1.34%	214.83%
30.98%		376,718	1.39%	–	1.39%	219.51%
31.51%		40,539	1.67%	(0.27%)	1.69%	292.46%

29.27%		8,569	2.04%	(1.48%)	2.40%	14.61%
11.31%		7,340	2.04%	(0.90%)	2.76%	146.24%
(45.96%)		8,192	2.10%	(0.37%)	2.23%	158.57%
9.81%	(f)	20,421	2.05%	(0.56%)	2.05%	214.83%
30.16%		11,701	2.08%	(0.63%)	2.08%	219.51%
30.72%		2,302	2.29%	(0.88%)	2.32%	292.46%

29.31%		51,598	2.04%	(1.47%)	2.40%	14.61%
11.29%		46,698	2.04%	(0.83%)	2.75%	146.24%
(45.97%)		66,081	2.10%	(0.36%)	2.21%	158.57%
9.79%	(f)	242,038	2.05%	(0.56%)	2.05%	214.83%
30.17%		115,138	2.06%	(0.72%)	2.07%	219.51%
30.67%		5,468	2.33%	(1.00%)	2.33%	292.46%

29.53%		5,447	1.54%	(0.99%)	1.91%	14.61%
12.02%		4,563	1.45%	(0.35%)	2.17%	146.24%
(45.71%)		4,825	1.59%	0.11%	1.74%	158.57%
10.28%	(f)	9,193	1.62%	(0.15%)	1.62%	214.83%
30.87%		1,431	1.68%	(0.30%)	1.68%	219.51%
31.47%		152	1.74%	(0.25%)	1.74%	292.46%

29.82%		13,519	1.04%	(0.52%)	1.41%	14.61%
12.79%		14,358	0.77%	0.35%	1.49%	146.24%
(45.44%)		14,009	1.11%	0.65%	1.24%	158.57%
10.77%	(f)	39,345	1.14%	0.38%	1.14%	214.83%
31.64%		11,945	1.25%	(0.04%)	1.26%	219.51%
31.91%		–	1.49%	0.76%	1.58%	292.46%

29.87%		16,562	1.04%	(0.51%)	1.40%	14.61%
12.47%		10,354	1.04%	0.23%	1.76%	146.24%
(45.43%)		26,454	1.09%	0.71%	1.24%	158.57%
10.88%	(f)	70,111	1.04%	0.36%	1.05%	214.83%
31.52%		41,396	1.06%	0.41%	1.07%	219.51%
31.93%		1,120	1.32%	0.12%	1.32%	292.46%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Includes payment from the Investment Adviser/Custodian which increased the total return by 0.07%.

2010 Semiannual Report

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2010*	$7.60	$–	$0.98	$0.98	$–	$–	$8.58
Year Ended October 31, 2009	6.49	(0.02)	1.13	1.11	–	–	7.60
Year Ended October 31, 2008	12.36	(0.07)	(4.04)	(4.11)	(1.76)	(1.76)	6.49
Year Ended October 31, 2007	9.57	(0.08)	2.87	2.79	–	–	12.36
Year Ended October 31, 2006	9.96	(0.06)	0.27	0.21	(0.60)	(0.60)	9.57
Year Ended October 31, 2005	8.49	(0.05)	1.52	1.47	–	–	9.96
Class B Shares
Six Months Ended April 30, 2010*	7.05	(0.03)	0.91	0.88	–	–	7.93
Year Ended October 31, 2009	6.05	(0.06)	1.06	1.00	–	–	7.05
Year Ended October 31, 2008	11.72	(0.13)	(3.78)	(3.91)	(1.76)	(1.76)	6.05
Year Ended October 31, 2007	9.13	(0.15)	2.74	2.59	–	–	11.72
Year Ended October 31, 2006	9.59	(0.11)	0.25	0.14	(0.60)	(0.60)	9.13
Year Ended October 31, 2005	8.24	(0.12)	1.47	1.35	–	–	9.59
Class C Shares
Six Months Ended April 30, 2010*	7.10	(0.03)	0.92	0.89	–	–	7.99
Year Ended October 31, 2009	6.09	(0.06)	1.07	1.01	–	–	7.10
Year Ended October 31, 2008	11.80	(0.13)	(3.82)	(3.95)	(1.76)	(1.76)	6.09
Year Ended October 31, 2007	9.19	(0.15)	2.76	2.61	–	–	11.80
Year Ended October 31, 2006	9.65	(0.11)	0.25	0.14	(0.60)	(0.60)	9.19
Year Ended October 31, 2005	8.29	(0.15)	1.51	1.36	–	–	9.65
Class R Shares
Six Months Ended April 30, 2010*	7.32	(0.01)	0.95	0.94	–	–	8.26
Year Ended October 31, 2009	6.23	–	1.09	1.09	–	–	7.32
Year Ended October 31, 2008	11.97	(0.08)	(3.90)	(3.98)	(1.76)	(1.76)	6.23
Year Ended October 31, 2007	9.29	(0.10)	2.78	2.68	–	–	11.97
Year Ended October 31, 2006	9.71	(0.07)	0.25	0.18	(0.60)	(0.60)	9.29
Year Ended October 31, 2005	8.27	–	1.44	1.44	–	–	9.71
Institutional Class Shares
Six Months Ended April 30, 2010*	7.85	0.02	1.01	1.03	–	–	8.88
Year Ended October 31, 2009	6.67	0.01	1.17	1.18	–	–	7.85
Year Ended October 31, 2008	12.64	(0.02)	(4.19)	(4.21)	(1.76)	(1.76)	6.67
Year Ended October 31, 2007	9.75	(0.04)	2.93	2.89	–	–	12.64
Year Ended October 31, 2006	10.11	(0.02)	0.26	0.24	(0.60)	(0.60)	9.75
Year Ended October 31, 2005	8.59	(0.03)	1.55	1.52	–	–	10.11

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2010

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Equity Fund (concluded)

		Ratios/Supplemental Data
Total Return (a)(b)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets (c)		Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)		Portfolio Turnover (e)

12.89%		$28,799	1.55%		(0.04%)		1.69%		14.16%
17.10%		31,871	1.59%		(0.23%)		2.06%		173.05%
(38.63%)		39,294	1.52%		(0.63%)		1.59%		364.06%
29.29%		84,973	1.50%		(0.69%)		1.51%		334.26%
1.77%	(f)	86,364	1.46	%(g)	(0.52	%)(g)	1.48	%(g)	389.34%
17.31%		76,762	1.56%		(0.89%)		1.56%		442.04%

12.48%		2,724	2.21%		(0.70%)		2.35%		14.16%
16.53%		2,827	2.21%		(0.85%)		2.69%		173.05%
(39.10%)		3,176	2.21%		(1.32%)		2.29%		364.06%
28.37%		6,324	2.21%		(1.40%)		2.21%		334.26%
1.18%	(f)	6,072	2.15	%(g)	(1.24	%)(g)	2.18	%(g)	389.34%
16.38%		4,253	2.24%		(1.53%)		2.24%		442.04%

12.54%		13,660	2.21%		(0.71%)		2.35%		14.16%
16.58%		13,512	2.21%		(0.85%)		2.69%		173.05%
(39.18%)		16,889	2.21%		(1.32%)		2.29%		364.06%
28.40%		34,820	2.21%		(1.40%)		2.21%		334.26%
1.18%	(f)	36,040	2.15	%(g)	(1.23	%)(g)	2.18	%(g)	389.34%
16.41%		22,774	2.22%		(1.56%)		2.22%		442.04%

12.84%		954	1.69%		(0.21%)		1.83%		14.16%
17.50%		811	1.34%		0.01%		1.82%		173.05%
(38.83%)		922	1.71%		(0.83%)		1.80%		364.06%
28.85%		1,734	1.81%		(1.02%)		1.81%		334.26%
1.60%	(f)	1,037	1.70	%(g)	(0.79	%)(g)	1.72	%(g)	389.34%
17.41%		637	1.54%		(0.93%)		1.54%		442.04%

13.12%		4,865	1.21%		0.35%		1.36%		14.16%
17.69%		6,518	1.21%		0.19%		1.68%		173.05%
(38.56%)		4,200	1.21%		(0.30%)		1.30%		364.06%
29.64%		4,736	1.21%		(0.39%)		1.22%		334.26%
2.16%	(f)	4,601	1.17	%(g)	(0.29	%)(g)	1.19	%(g)	389.34%
17.69%		1,737	1.23%		(0.55%)		1.23%		442.04%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Includes reimbursement from the Investment Adviser which increased the total return by 0.11%.
(g)	Excludes reimbursement from the Investment Adviser.

2010 Semiannual Report

Notes to Financial Statements (Unaudited)

April 30, 2010

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. At a meeting of the Board of Trustees held on December 8, 2009, the Board of Trustees approved the closing and liquidation of each of the Aberdeen Health Sciences Fund, Aberdeen Technology and Communications Fund, and Aberdeen Global Utilities Fund. The liquidations occurred on February 26, 2010. As of April 30, 2010, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of April 30, 2010, the Trust operated twenty-one (21) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the ten (10) funds listed below (each, a “Fund”; collectively, the “Funds”):

–	Aberdeen China Opportunities Fund (“China Opportunities”)
–	Aberdeen Emerging Markets Fund (“Emerging Markets”) (formerly Aberdeen Developing Markets Fund)
–	Aberdeen Equity Long-Short Fund (“Equity Long-Short”)
–	Aberdeen Global Equity Fund (“Global Equity”) (formerly Aberdeen Select Worldwide Fund)
–	Aberdeen Global Financial Services Fund (“Global Financial Services”)
–	Aberdeen Global Small Cap Fund ("Global Small Cap")
–	Aberdeen International Equity Fund (“International Equity”)
–	Aberdeen Natural Resources Fund (“Natural Resources”)
–	Aberdeen Small Cap Fund (“Small Cap”)
–	Aberdeen U.S. Equity Fund (“U.S. Equity”)

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees. In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers. Short-term debt securities of sufficient credit quality such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates fair value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. In addition, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time. Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund’s equity securities that are traded on a foreign exchange or market which closes prior to the Fund’s Valuation Time are fair valued by an independent pricing service. The fair value of each such security generally is calculated by applying a valuation factor provided by the

Semiannual Report 2010

Notes to Financial Statements (Unaudited) (continued)

April 30, 2010

independent pricing service to the last sales price for that security. If the pricing service is unable to provide a fair value for a security, the security will continue to be valued at the last sale price at the close of the exchange on which it is principally traded, subject to adjustment by the Fund’s Pricing Committee. When the fair value prices are utilized, the value assigned to the foreign securities may not be quoted or published prices of the securities on their primary markets.

In accordance with Accounting Standards Codifications 820 “Fair Value Measurements and Disclosures” (“ASC 820), fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. The valuation techniques utilized by the Funds maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets
•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each of the Funds’ investments as of April 30, 2010:

	LEVEL 1 - Quoted Prices ($)*	LEVEL 2 - Other Significant Observable Inputs ($)*	Total ($)

China Opportunities
Investments in Securities
Common Stock
Multiline Retail	1,495,949	–	1,495,949
Oil, Gas & Consumable Fuels	289,206	3,405,731	3,694,937
All Other	–	38,525,452	38,525,452

	1,785,155	41,931,183	43,716,338

Emerging Markets
Investments in Securities
Common Stock
Beverages	4,023,050	–	4,023,050
Commercial Banks	6,884,253	14,491,670	21,375,923
Construction Materials	1,502,707	4,611,249	6,113,956
Energy Equipment & Services	2,785,846	–	2,785,846
Food & Staples Retailing	2,060,693	8,787,335	10,848,028
Information Technology Services	2,514,960	854,605	3,369,565
Multiline Retail	2,158,722	–	2,158,722
Oil, Gas & Consumable Fuels	3,903,200	7,222,038	11,125,238
Pharmaceuticals	2,407,930	5,550,490	7,958,420
Real Estate Management & Development	1,473,455	9,179,365	10,652,820
Software	2,220,373	–	2,220,373
Transportation Infrastructure	1,826,220	–	1,826,220
Tobacco	2,289,349	–	2,289,349
All Other	–	26,933,780	26,933,780
Preferred Stock
Commercial Banks	4,669,896	–	4,669,896
Metals & Mining	5,462,730	–	5,462,730
Oil, gas & Consumable Fuels	8,764,909	–	8,764,909
Semiconductors & Semiconductor Equipment	–	5,908,359	5,908,359

	54,948,293	83,538,891	138,487,184

2010 Semiannual Report

Notes to Financial Statements (Unaudited) (continued)

April 30, 2010

	LEVEL 1 - Quoted Prices ($)*	LEVEL 2 - Other Significant Observable Inputs ($)*	Total ($)
Equity Long-Short
Investments in Securities
Common Stocks - Long Positions	274,271,582	–	274,271,582
Common Stocks - Short Positions	(68,473,743)	–	(68,473,743)
Exchange Traded Funds - Short Positions	(32,113,960)	–	(32,113,960)

	173,683,879	–	173,683,879

Global Equity
Investments in Securities
Common Stock
Aerospace & Defense	779,480	–	779,480
Energy Equipment & Services	1,539,838	–	1,539,838
Food & Staples Retailing	723,828	–	723,828
Food Products	589,040	–	589,040
Health Care Providers & Services	514,440	–	514,440
Household Products	671,328	–	671,328
Metals & Mining	744,364	–	744,364
Oil, Gas & Consumable Fuels	448,480	2,082,512	2,530,992
Pharmaceuticals	1,125,250	2,574,699	3,699,949
Road & Rail	538,759	–	538,759
Semiconductors & Semiconductor Equipment	2,094,814	–	2,094,814
Tobacco	893,256	798,343	1,691,599
All Other	–	15,279,438	15,279,438
Preferred Stock
Commercial Banks	379,848	–	379,848
Oil, Gas & Consumable Fuels	811,916	–	811,916
Semiconductors & Semiconductor Equipment	–	976,485	976,485

	11,854,641	21,711,477	33,566,118

Global Financial Services
Investments in Securities
Common Stock
Commercial Banks	6,888,774	15,941,365	22,830,139
Capital Markets	2,854,338	–	2,854,338
Diversified Financial Services	1,364,158	–	1,364,158
Insurance	2,656,404	6,133,494	8,789,898
Real Estate Investment Trust (REIT)	8,405	–	8,405
All Other	–	1,422,956	1,422,956
Preferred Stock
Commercial Banks	2,068,682	–	2,068,682

	15,840,761	23,497,815	39,338,576

Semiannual Report 2010

Notes to Financial Statements (Unaudited) (continued)

April 30, 2010

	LEVEL 1 - Quoted Prices ($)*	LEVEL 2 - Other Significant Observable Inputs ($)*	Total ($)
Global Small Cap
Investments in Securities
Common Stock
Containers & Packaging	1,025,610	–	1,025,610
Electric Utilities	742,539	–	742,539
Electronic Equipment & Instruments	1,158,016	1,665,921	2,823,937
Energy Equipment & Services	1,093,644	1,401,194	2,494,838
Food Products	507,653	2,160,519	2,668,172
Health Care Providers & Services	2,481,231	819,452	3,300,683
Multiline Retail	1,374,634	924,209	2,298,843
Pharmaceuticals	872,729	4,436,113	5,308,842
Real Estate Management & Development	773,784	730,323	1,504,107
Specialty Retail	1,009,019	2,215,635	3,224,654
Transportation Infrastructure	2,663,521	–	2,663,521
All Other	–	21,163,474	21,163,474

	13,702,380	35,516,840	49,219,220

International Equity
Investments in Securities
Common Stock
Energy Equipment & Services	10,623,576	–	10,623,576
Metals & Mining	10,214,331	3,617,260	13,831,591
Road & Rail	4,070,625	–	4,070,625
Semiconductors & Semiconductor Equipment	13,778,405	–	13,778,405
Transportation Infrastructure	7,769,736	–	7,769,736
All Other	–	296,315,374	296,315,374
Preferred Stock
Commercial Banks	4,152,260	–	4,152,260
Oil, Gas & Consumable Fuels	9,090,424	–	9,090,424
Semiconductors & Semiconductor Equipment	–	14,813,997	14,813,997

	59,699,357	314,746,631	374,445,988

Natural Resources
Investments in Securities
Common Stock	103,559,837	–	103,559,837

	103,559,837	–	103,559,837

Small Cap
Investments in Securities
Common Stock	197,046,299	–	197,046,299

	197,046,299	–	197,046,299

U.S. Equity
Investments in Securities
Common Stock	49,516,744	–	49,516,744

	49,516,744	–	49,516,744

Amounts listed as “–” are $0 or round to $0.

*	At April 30, 2010, there were no significant transfers in or out of Level 1 or Level 2 fair value measurements.

There were no Level 3 securities held in the Funds during the six months ended April 30, 2010. For detailed industry descriptions, see the accompanying Statements of Investments.

For the six months ended April 30, 2010, there have been no significant changes to the fair valuation methodologies.

2010 Semiannual Report

Notes to Financial Statements (Unaudited) (continued)

April 30, 2010

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements. It is the Funds’ policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. There were no repurchase agreements outstanding as of April 30, 2010.

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange as of Valuation Time to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Derivative Financial Instruments

The Funds are authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate or substitute for physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Forward	Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“Forward Contract”) involves an obligation to purchase and sell a specific currency at a future date at a price set at the time of the contract. The Fund may enter into Forward Contracts in connection with security transactions or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These unrealized and realized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. There were no Forward Contracts outstanding as of April 30, 2010.

Futures	Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities or securities that the Funds intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish those Fund’s positions may not exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contract it has entered into.

Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (“initial margin deposit”). Subsequent payments, known as “variation margins,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value/market value of the underlying hedged assets. Although the Funds may invest in futures contracts, none were used during the six months ended April 30, 2010.

Summary	of Derivative Instruments

The Funds have adopted Accounting Standards Codification 815, “Disclosure about Derivative Instruments and Hedging Activities.” Although the Funds may be use derivatives, none were used during the six months ended April 30, 2010.

Semiannual Report 2010

Notes to Financial Statements (Unaudited) (continued)

April 30, 2010

(e)	Short Sales

During the period, Equity Long-Short engaged in short-selling of portfolio securities. Certain of the Funds are authorized to engage in short selling of portfolio securities, which obligates the Funds to replace any security that the Funds have borrowed by purchasing the security at current market value sometime in the future. The Funds will incur a loss if the price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds generally will realize a gain if the price of the security declines between these dates. Until the Funds replace the borrowed security, the Funds will segregate or earmark cash, other liquid assets and/or securities held long to sufficiently cover the Funds’ short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short includes the deposits with brokers and securities held long as shown in the Statement of Investments for the Funds.

(f)	Security Transactions and Investment Income

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date; interest income is recorded on an accrual basis using the effective interest method. Expenses are recorded on an accrual basis.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly for all Funds, except Global Small Cap which are declared and paid annually. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. Permanent differences, if any (e.g., reclassification of net operating losses, return of capital distributions, foreign exchange gain/loss reclassifications and passive foreign investment company adjustments) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in capital.

(h)	Federal Income Taxes

Each Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s taxable years 2005 to 2009 remain subject to examination by the Internal Revenue Service.

(i)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all or certain Funds of the Trust. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

(j)	Earnings Credits

The Funds’ custodial arrangements include a provision to reduce their custodial fees by the amount of earnings credits recognized on cash deposits in demand deposit accounts.

3. Agreements and Transaction with Affiliates

(a)	Investment Adviser

Under the current Investment Advisory Agreement with the Trust, Aberdeen Asset Management Inc. (“Aberdeen” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Board of Trustees. In addition, Aberdeen provides investment management evaluation services in initially selecting subadvisers, allocating some or all of a Fund’s assets to the subadvisers to manage, and

2010 Semiannual Report

Notes to Financial Statements (Unaudited) (continued)

April 30, 2010

monitoring, on an ongoing basis, the performance of the subadvisers, if applicable. The subadvisers manage the portion of the respective Fund’s investments and have the responsibility for making all investment decisions for the portion of the Funds’ assets they manage. The Subadviser(s) for each Fund is as follows:

Fund	Subadviser
China Opportunities	Aberdeen Asset Management Asia Limited (“AAMAL”) and Aberdeen Asset Management Investment Services Limited (“AAMISL”)
Emerging Markets	AAMAL and AAMISL
Global Equity	AAMISL
Global Small Cap	AAMAL and AAMISL
International Equity	AAMISL

Equity Long-Short, Global Financial Services, Natural Resources, Small Cap and U.S. Equity are not currently managed by a subadviser.

For services provided under the terms of the Investment Advisory Agreement, each Fund pays the Adviser an annual management fee paid monthly based on that Fund’s average daily net assets according to the following schedule:

Fund	Fee Schedule
China Opportunities	Up to $500 million	1.25%
	$500 million up to $2 billion	1.20%
	On $2 billion and more	1.15%
Emerging Markets	Up to $500 million	1.05%
	$500 million up to $2 billion	1.00%
	On $2 billion and more	0.95%
Equity Long-Short (a)	Up to $250 million	1.50%
	On $250 million and more	1.25%
Global Equity	Up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%
Global Financial Services	Up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%
Global Small Cap	On all assets	1.25%
International Equity	Up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%
Natural Resources	Up to $500 million	0.70%
	$500 million up to $2 billion	0.65%
	On $2 billion and more	0.60%
Small Cap	Up to $100 million	0.95%
	On $100 million and more	0.80%
U.S. Equity	Up to $500 million	0.90%
	$500 million up to $2 billion	0.80%
	On $2 billion and more	0.75%

(a)	The Adviser has agreed to waive an amount equal to 0.25% from its management fee. This waiver is voluntary and it may be terminated at any time by the Adviser.

Aberdeen entered into a written contract (“Expense Limitation Agreement”) on February 28, 2009 with the Trust on behalf of the Funds that is effective through at least February 28, 2011, and can only be terminated by the Board of Trustees. The Expense Limitation Agreement

Semiannual Report 2010

Notes to Financial Statements (Unaudited) (continued)

April 30, 2010

limits operating expenses (excluding any interest, taxes, brokerage fees, short sale dividend expenses, acquired fund fees and expenses and administrative services fees) from exceeding the amounts listed below:

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Institutional Service Class Shares	Institutional Shares
China Opportunities	1.87%	2.62%	2.62%	2.12%	1.62%	1.62%
Emerging Markets	1.67%	2.42%	2.42%	1.92%	1.42%	1.42%
Equity Long-Short (a)	1.70%	2.45%	2.45%	1.95%	1.45%	1.45%
Global Equity	1.57%	2.32%	2.32%	1.82%	1.32%	1.32%
Global Financial Services	1.44%	2.19%	2.19%	1.69%	1.19%	1.19%
Global Small Cap	1.55%	N/A	2.30%	1.80%	1.30%	1.30%
International Equity	1.49%	2.24%	2.24%	1.74%	1.24%	1.24%
Natural Resources	1.41%	2.16%	2.16%	1.66%	1.16%	1.16%
Small Cap	1.29%	2.04%	2.04%	1.54%	1.04%	1.04%
U.S. Equity	1.46%	2.21%	2.21%	1.71%	1.21%	1.21%

(a)	The Adviser has agreed to waive an amount equal to 0.25% from its management fee. This waiver is voluntary and it may be terminated at any time by the Adviser.

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to a Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis (the “Reimbursement Requirements”). Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

As of April 30, 2010, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen, would be:

Fund	Amount Fiscal Year 2008* (expires 10/31/11)	Amount Fiscal Year 2009 (expires 10/31/12)		Amount Six Months Ended April 30, 2010 (expires 10/31/13)	Total
China Opportunities	$89,043	$344,363		$59,544	$492,950
Emerging Markets	90,137	367,782		110,675	568,594
Equity Long-Short	188,080	701,934		–	890,014
Global Equity	113,238	289,932		53,974	457,144
Global Financial Services	66,765	219,149		51,184	337,098
Global Small Cap	N/A	75,801	**	174,653	250,454
International Equity	68,533	600,210		83,976	752,719
Natural Resources	–	121,128		–	121,128
Small Cap	801,093	1,440,795		347,675	2,589,563
U.S. Equity	75,078	260,071		39,861	375,010

*	Expenses waived or reimbursed under the terms of the Expense Limitation Agreement during the period June 23, 2008 to October 31, 2008.
**	Expenses waived or reimbursed under the terms of the Expense Limitation Agreement during the period July 20, 2009 to October 31, 2009.

In accordance with the Funds Expense Limitation Agreement and criteria, as described above, the Adviser recaptured the following amounts for which they previously reimbursed the Funds:

Fund	Amount Paid to AAMI
Equity Long-Short	$73,636
Natural Resources	36,660

2010 Semiannual Report

Notes to Financial Statements (Unaudited) (continued)

April 30, 2010

At April 30, 2010, the Fund had liabilities payable to the Adviser for recapture of previously reimbursed expenses as follows:

Fund	Amount to AAMI
Equity Long-Short	$36,898
Natural Resources	27,548

(b)	Fund Administration

Under the terms of the Fund Administration agreement in effect during the period, Aberdeen will provide various administrative and accounting services, including daily valuation of the Fund’s shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board of Trustees. For Fund Administration, the Funds will pay Aberdeen a combined annual fee based on the Trust’s average daily net assets as set forth in the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each Fund and are paid to Aberdeen.

Combined Fee Schedule*
Up to $500 million	0.045%
$500 million up to $2 billion	0.03%
$2 billion or more	0.015%

*	The asset-based fees are subject to an annual minimum fee.

(c)	Distributor

The Trust and Aberdeen Fund Distributors LLC, (the “Distributor” or “AFD”) are parties to the current Underwriting Agreement, (the “Underwriting Agreement”) whereby the Distributor will act as principal underwriter for the Trust’s shares.

The Trust has adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate AFD, as the Funds’ Distributor, for expenses associated with the distribution of certain classes of shares of the Series of the Trust. Although actual distribution expenses may be more or less, under the Plan the series of the Trust will pay the Distributor an annual fee in an amount that will not exceed the following amounts:

Fund	Class A Shares	Class B Shares*	Class C Shares*	Class R Shares	Institutional Service Class Shares	Institutional Shares
China Opportunities	0.25%	1.00%	1.00%	0.50%	N/A	N/A
Emerging Markets	0.25%	1.00%	1.00%	0.50%	N/A	N/A
Equity Long-Short	0.25%	1.00%	1.00%	0.50%	N/A	N/A
Global Equity	0.25%	1.00%	1.00%	0.50%	N/A	N/A
Global Financial Services	0.25%	1.00%	1.00%	0.50%	N/A	N/A
Global Small Cap	0.25%	N/A	1.00%	0.50%	N/A	N/A
International Equity	0.25%	1.00%	1.00%	0.50%	N/A	N/A
Natural Resources	0.25%	1.00%	1.00%	0.50%	N/A	N/A
Small Cap	0.25%	1.00%	1.00%	0.50%	N/A	N/A
U.S. Equity	0.25%	1.00%	1.00%	0.50%	N/A	N/A

*	0.25% of which is service fees

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on certain redemptions of Class B, and Class C (and certain Class A shares).

In addition, the Distributor will re-allow to dealers 5.00% of sales charges on Class A shares of the series of the Trust which have a maximum front-end sales charge of 5.75%, 4.00% on Class B of the series of the Trust (on the maximum deferred sales charge of 5%) and 1.00% on Class C shares of the series of the Trust, (on the deferred sales charge assessed on sales within one year of purchase). For the six months ended April 30, 2010, AFD retained commissions of $260,723 from front-end sales charges of Class A shares and from CDSC fees from Class B, Class C (and certain Class A shares) of the Trust.

Semiannual Report 2010

Notes to Financial Statements (Unaudited) (continued)

April 30, 2010

Under the terms of the current Administrative Services Plan, a series of the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers, and financial institutions, which agree to provide certain administrative support services in connection with the Class A, Class R and Institutional Service Class shares of the series of the Trust (as applicable). These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class A, Class R and Institutional Service Class shares of each of the Funds. Amount of expenses incurred under the terms of the Administrative Services Plan during the six months ended April 30, 2010 are included in the Statements of Operations as “Other” and were as follows:

Fund	Amount
China Opportunities	$821
Emerging Markets	67,578
Equity Long-Short	13,249
Global Equity	5,826
Global Financial Services	15,129
Global Small Cap	–
International Equity	117,200
Natural Resources	24,976
Small Cap	30,272
U.S. Equity	14,111

4. Short-Term Trading Fees

The Funds assess a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within 90 calendar days of purchase (within 30 calendar days for U.S. Equity). The redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

For the six months ended April 30, 2010, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares		Institutional Class Shares		Institutional Service Class Shares
China Opportunities	$1,048	$–	$68	$2		$2		$494
Emerging Markets	24,508	4	17	–	*	–		–
Equity Long-Short	66,751	–	4,255	–	*	35,861		–
Global Equity	560	2	54	–		–		–
Global Financial Services	2,244	–	96	–		–	*	–
Global Small Cap	315	–	–	–		–		–
International Equity	5,205	7	566	22		–		907
Natural Resources	19,406	4	1,090	274		–		642
Small Cap	2,792	2	131	18		50		1,075
U.S. Equity	575	4	–	6		–		–

*	Amount is less than $0.50.

2010 Semiannual Report

Notes to Financial Statements (Unaudited) (continued)

April 30, 2010

For the year ended October 31, 2009, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
China Opportunities	$10,103	$212	$3,548	$3	$–	$48,067
Emerging Markets	43,900	78	920	10	11	–
Equity Long-Short	145,455	53	2,164	–	1,103	–
Global Equity	1,489	5	640	1	–	–
Global Financial Services	22,453	301	1,644	22	–	–
Global Small Cap*	11	–	–	4	–	–
International Equity	119,659	41	2,837	198	156	39,684
Natural Resources	16,623	500	7,186	72	107	5,508
Small Cap	28,139	211	3,098	994	5,815	2,518
U.S. Equity	1,183	1	354	9	31	–

*	Amounts shown are for the period July 20, 2009 to October 31, 2009.

5. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2010, were as follows:

Fund	Purchases	Sales
China Opportunities	$1,993,923	$8,207,718
Emerging Markets	14,120,319	14,625,212
Equity Long-Short	293,721,019	241,634,249
Global Equity	3,680,411	6,528,526
Global Financial Services	20,747,502	27,887,677
Global Small Cap	13,961,317	16,694,049
International Equity	50,515,193	59,905,205
Natural Resources	24,454,228	20,194,744
Small Cap	27,578,571	63,860,150
U.S. Equity	7,535,653	20,069,049

6. Portfolio Investment Risks

(a)	Credit and Market Risk

Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Funds’ investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Funds.

(b)	Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

Semiannual Report 2010

Notes to Financial Statements (Unaudited) (continued)

April 30, 2010

7. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

8. New Accounting Pronouncements

In January 2010, Financial Accounting Standards Board issued Accounting Standards Update 2010-06 (“ASU 2010-06”) to ASC 820-10, “Fair Value Measurements and Disclosures—Overall”. The amendment requires the disclosure of input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. In addition, transfers between all levels must be disclosed on a gross basis including the reason(s) for the transfer(s). Purchases, sales, issuances, and settlements in the Level 3 rollforward must be disclosed on a gross basis. The amendment is effective for interim and annual reporting periods beginning after December 15, 2009, while disclosures about purchases, sales, issuances, and settlements in the Level 3 rollforward of activity is effective for interim and fiscal periods beginning after December 15, 2010. The Trust has adopted a policy of recognizing significant transfers between Level 1 and Level 2 at the reporting period end.

9. Federal Tax Information

As of April 30, 2010, the tax cost of securities and the breakdown of unrealized appreciation/depreciation for each Fund were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
China Opportunities	$31,117,261	$13,330,604	$(731,527)	$12,599,077
Emerging Markets	104,202,330	35,174,194	(889,340)	34,284,854
Equity Long-Short	165,294,950	22,585,804	(14,196,875)	8,388,929
Global Equity	27,374,764	6,554,917	(363,563)	6,191,354
Global Financial Services	35,799,556	4,844,830	(1,305,810)	3,539,020
Global Small Cap	42,401,331	7,170,463	(352,574)	6,817,889
International Equity	316,884,085	64,203,002	(6,641,099)	57,561,903
Natural Resources	85,014,286	19,805,274	(1,259,723)	18,545,551
Small Cap	142,235,344	56,072,050	(1,261,095)	54,810,955
U.S. Equity	38,971,992	11,256,679	(711,927)	10,544,752

The tax character of distributions paid during the fiscal year ended October 31, 2009, was as follows (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
China Opportunities	$313,571	$–	$313,571	$–	$60,471	$374,042
Emerging Markets	315,045	–	315,045	–	115,634	430,679
Equity Long-Short	–	–	–	–	–	–
Global Equity	524,512	–	524,512	–	–	524,512
Global Financial Services	422,071	–	422,071	–	–	422,071
Global Small Cap	260,715	–	260,715	–	156,595	417,310
International Equity	3,487,291	–	3,487,291	–	–	3,487,291
Natural Resources	299,308	117,657	416,965	–	–	416,965
Small Cap	–	–	–	–	484,579	484,579
U.S. Equity	–	–	–	–	–	–

2010 Semiannual Report

Notes to Financial Statements (Unaudited) (continued)

April 30, 2010

As of October 31, 2009, the components of accumulated earnings (deficit) on a tax basis was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses*	Unrealized Appreciation/ Depreciation**	Total Accumulated Earnings (Deficit)
China Opportunities	$–	$–	$–	$–	$(29,335,028)	$10,912,209	$(18,422,819)
Emerging Markets	–	–	–	–	(33,946,252)	20,832,917	(13,113,335)
Equity Long-Short	–	–	–	–	(17,379,340)	(1,357,154)	(18,736,494)
Global Equity	88,171	–	88,171	–	(31,148,193)	4,958,667	(26,101,355)
Global Financial Services	23,537	–	23,537	–	(35,628,432)	5,132,434	(30,472,461)
Global Small Cap	–	–	–	–	(44,867,796)	(733,844)	(45,601,640)
International Equity	960,976	–	960,976	–	(207,205,177)	48,061,803	(158,182,398)
Natural Resources	–	–	–	–	(49,065,302)	10,448,007	(38,617,295)
Small Cap	–	–	–	–	(517,304,795)	14,753,607	(502,551,188)
U.S. Equity	–	–	–	–	(31,745,480)	8,324,119	(23,421,361)

*	As of October 31, 2009, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the treasury regulations:

Fund	Amount	Expires
China Opportunities	$8,330,272	2016
China Opportunities	21,004,756	2017
Emerging Markets	33,946,252	2017
Equity Long-Short	4,435,936	2011
Equity Long-Short	523,506	2012
Equity Long-Short	12,419,898	2017
Global Equity	8,740,712	2010
Global Equity	12,130,360	2016
Global Equity	10,277,121	2017
Global Financial Services	14,304,245	2016
Global Financial Services	21,324,187	2017
Global Small Cap***	3,321,063	2010
Global Small Cap***	4,087,107	2010
Global Small Cap	17,031,589	2010
Global Small Cap	3,517,458	2016
Global Small Cap	16,910,579	2017
International Equity	6,002,992	2010
International Equity	96,189,149	2016
International Equity	105,013,036	2017
Natural Resources	49,065,302	2017
Small Cap	211,702,685	2016
Small Cap	305,602,110	2017
U.S. Equity	14,257,653	2016
U.S. Equity	17,487,827	2017

**	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to: tax deferral of losses on wash sales; the difference between book and tax amortization methods for premium and market discount.
***	Amount subject to IRC 382 Limitation

Amounts listed as “–” are $0 or round to $0.

Semiannual Report 2010

Notes to Financial Statements (Unaudited) (continued)

April 30, 2010

10. Significant Shareholders

As of April 30, 2010, shareholders of Aberdeen Funds which are considered significant shareholders for financial reporting purposes are as follows:

Fund	Ownership %	Account Owner
China Opportunities	14.9%	Southwest Securities, Inc.
Emerging Markets	32.6	National Financial Services LLC
	26.4	Pershing LLC
Equity Long-Short	47.4	SEI Private Trust Company
Global Equity	17.3	Charles Schwab & Co., Inc.
Global Financial Services	11.2	Aberdeen Optimal Specialty
	40.3	Charles Schwab & Co., Inc.
Global Small Cap	27.9	Charles Schwab & Co., Inc.
	14.7	National Financial Services LLC
International Equity	18.7	Charles Schwab & Co., Inc.
Natural Resources	34.4	Charles Schwab & Co., Inc.
Small Cap	23.4	Merrill Lynch, Pierce, Fenner & Smith
U.S. Equity	11.4	FIIOC
	17.3	Merrill Lynch, Pierce, Fenner & Smith

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financials statements were issued. Based on this evaluation, no adjustments were required to the Financial Statements as of April 30, 2010.

Effective June 1, 2010, State Street Bank and Trust Company became Sub-Administrator, Fund Accounting Agent and Custodian to the Aberdeen Funds. Citi Fund Services Ohio, Inc. remained the Fund’s Transfer Agent pursuant to a Services Agreement.

Also, effective June 1, 2010, the administration fee schedule payable to Aberdeen Asset Management Inc. changed to the following:

Assets	Percent of Net Assets
$0-$500 million	0.065%
$500 million-$2 billion	0.045%
Over $2 billion	0.020%

The Board of Trustees recently approved the addition of breakpoints in the management fee for Global Small Cap. Effective July 1, 2010, the management fee will be as follows:

Assets	Percent of Net Assets
$0-$100 million	1.25%
Over $100 million	1.00%

Effective upon close of business Friday July 9, 2010, the Pacific Capital New Asia Growth Fund, Pacific Capital International Stock Fund and Pacific Capital Small Cap Fund will be reorganized into the Aberdeen Asia Pacific (ex Japan) Equity Institutional Fund, Aberdeen International Equity Institutional Fund and Aberdeen Small Cap Fund, respectively.

Upon completion of the reorganization, the Aberdeen Asia Pacific (ex Japan) Equity Institutional Fund, and Aberdeen Small Cap Fund will be considered the accounting survivors and will maintain their current fiscal period end of October 31. The Pacific Capital International Stock Fund will be considered the accounting survivor following the reorganization with Aberdeen International Equity Institutional Fund and therefore the Aberdeen International Equity Institutional Fund will assume the July 31 fiscal year end of the Pacific Capital International Stock Fund. As a result, shareholders of the Aberdeen International Equity Institutional Fund will receive an audited shareholder report as of July 31, 2010. The Aberdeen International Equity Institutional Fund will ultimately change its fiscal year end to October 31 and shareholders will also receive an audited shareholder report as of October 31, 2010.

2010 Semiannual Report

Notes to Financial Statements (Unaudited) (concluded)

April 30, 2010

12. Change in Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, an independent registered public accounting firm, was the independent registered public accounting firm for the Funds for the fiscal year ended October 31, 2008. At the meetings held on June 9, 2009, the Audit Committee and the Board of Trustees engaged KPMG LLP to replace PwC as the independent registered public accounting firm for the Trust.

The report of the financial statements for the Funds for the fiscal year ended October 31, 2008 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal year ended October 31, 2008 and through the date of the auditor change, there were no disagreements between the Funds and PwC on any matters of accounting principles or practices, financial statement disclosures, auditing scope or procedures, or any other matter which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with the issuance of PwC’s reports on the financial statements of such period.

Semiannual Report 2010

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2009 and continued to hold your shares at the end of the reporting period, April 30, 2010.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Actual Expense Example of a $1,000 investment April 30, 2010		Beginning Account Value, November 1, 2009	Ending Account Value, April 30, 2010	Expenses Paid During Period*	Annualized Expense Ratio**
Aberdeen China Opportunities Fund	Class A	$1,000.00	$1,071.30	$9.66	1.88%
	Class B	$1,000.00	$1,066.90	$13.43	2.62%
	Class C	$1,000.00	$1,067.00	$13.43	2.62%
	Class R	$1,000.00	$1,069.50	$10.88	2.12%
	Institutional Service Class	$1,000.00	$1,072.40	$8.32	1.62%
	Institutional Class	$1,000.00	$1,070.30	$8.32	1.62%
Aberdeen Emerging Markets Fund	Class A	$1,000.00	$1,145.00	$9.47	1.78%
	Class B	$1,000.00	$1,141.50	$12.85	2.42%
	Class C	$1,000.00	$1,140.90	$12.85	2.42%
	Class R	$1,000.00	$1,143.60	$10.63	2.00%
Aberdeen Equity Long-Short Fund	Class A	$1,000.00	$1,042.20	$10.63	2.10%
	Class B	$1,000.00	$1,038.20	$14.35	2.84%
	Class C	$1,000.00	$1,038.90	$14.31	2.83%
	Class R	$1,000.00	$1,041.20	$11.64	2.30%
	Institutional Service Class[1]	$1,000.00	$1,039.90	$8.95	1.78%
	Institutional Class	$1,000.00	$1,043.70	$9.12	1.80%
Aberdeen Global Equity Fund	Class A	$1,000.00	$1,072.80	$8.27	1.61%
	Class B	$1,000.00	$1,069.70	$11.91	2.32%
	Class C	$1,000.00	$1,069.30	$11.90	2.32%
	Class R	$1,000.00	$1,072.40	$9.35	1.82%
	Institutional Class	$1,000.00	$1,074.90	$6.79	1.32%
Aberdeen Global Financial Services Fund	Class A	$1,000.00	$1,067.10	$7.94	1.55%
	Class B	$1,000.00	$1,063.90	$11.21	2.19%
	Class C	$1,000.00	$1,063.90	$11.21	2.19%
	Class R	$1,000.00	$1,067.20	$8.76	1.71%
	Institutional Class	$1,000.00	$1,069.20	$6.11	1.19%
Aberdeen Global Small Cap Fund	Class A	$1,000.00	$1,174.20	$8.36	1.55%
	Class C	$1,000.00	$1,169.00	$12.37	2.30%
	Class R	$1,000.00	$1,173.00	$9.70	1.80%
	Institutional Service Class	$1,000.00	$1,174.70	$7.01	1.30%
	Institutional Class	$1,000.00	$1,175.20	$7.01	1.30%
Aberdeen International Equity Fund	Class A	$1,000.00	$1,066.60	$7.99	1.56%
	Class B	$1,000.00	$1,063.10	$11.46	2.24%
	Class C	$1,000.00	$1,063.70	$11.46	2.24%
	Class R	$1,000.00	$1,065.80	$8.91	1.74%
	Institutional Service Class	$1,000.00	$1,068.20	$6.72	1.31%
	Institutional Class	$1,000.00	$1,068.30	$6.36	1.24%
Aberdeen Natural Resources Fund	Class A	$1,000.00	$1,117.20	$7.82	1.49%
	Class B	$1,000.00	$1,113.70	$11.32	2.16%
	Class C	$1,000.00	$1,112.90	$11.32	2.16%
	Class R	$1,000.00	$1,116.10	$8.76	1.67%
	Institutional Service Class	$1,000.00	$1,119.50	$6.10	1.16%
	Institutional Class	$1,000.00	$1,118.50	$6.09	1.16%

2010 Semiannual Report

Shareholder Expense Examples (Unaudited) (continued)

Actual Expense Example of a $1,000 investment April 30, 2010		Beginning Account Value, November 1, 2009	Ending Account Value, April 30, 2010	Expenses Paid During Period*	Annualized Expense Ratio**
Aberdeen Small Cap Fund	Class A	$1,000.00	$1,297.10	$7.69	1.35%
	Class B	$1,000.00	$1,292.70	$11.60	2.04%
	Class C	$1,000.00	$1,293.10	$11.60	2.04%
	Class R	$1,000.00	$1,295.30	$8.76	1.54%
	Institutional Service Class	$1,000.00	$1,298.20	$5.93	1.04%
	Institutional Class	$1,000.00	$1,298.70	$5.93	1.04%
Aberdeen U.S. Equity Fund	Class A	$1,000.00	$1,128.90	$8.18	1.55%
	Class B	$1,000.00	$1,124.80	$11.64	2.21%
	Class C	$1,000.00	$1,125.40	$11.65	2.21%
	Class R	$1,000.00	$1,128.40	$8.92	1.69%
	Institutional Class	$1,000.00	$1,131.20	$6.39	1.21%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
[1]	Information shown reflects values using the expense ratios and rates of return for the period November 2, 2009 (commencement of operations) to April 30, 2010.

Semiannual Report 2010

Shareholder Expense Examples (Unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Hypothetical Expense Example of a $1,000 investment April 30, 2010		Beginning Account Value, November 1, 2009	Ending Account Value, April 30, 2010	Expenses Paid During Period*	Annualized Expense Ratio**
Aberdeen China Opportunities Fund	Class A	$1,000.00	$1,015.47	$9.44	1.88%
	Class B	$1,000.00	$1,011.80	$13.15	2.62%
	Class C	$1,000.00	$1,011.80	$13.15	2.62%
	Class R	$1,000.00	$1,014.28	$10.64	2.12%
	Institutional Service Class	$1,000.00	$1,016.76	$8.13	1.62%
	Institutional Class	$1,000.00	$1,016.76	$8.13	1.62%
Aberdeen Emerging Markets Fund	Class A	$1,000.00	$1,015.97	$8.94	1.78%
	Class B	$1,000.00	$1,012.79	$12.15	2.42%
	Class C	$1,000.00	$1,012.79	$12.15	2.42%
	Class R	$1,000.00	$1,014.88	$10.04	2.00%
Aberdeen Equity Long-Short Fund	Class A	$1,000.00	$1,014.38	$10.54	2.10%
	Class B	$1,000.00	$1,010.71	$14.26	2.84%
	Class C	$1,000.00	$1,010.76	$14.21	2.83%
	Class R	$1,000.00	$1,013.39	$11.55	2.30%
	Institutional Service Class[2]	$1,000.00	$1,015.97	$8.94	1.78%
	Institutional Class	$1,000.00	$1,015.87	$9.04	1.80%
Aberdeen Global Equity Fund	Class A	$1,000.00	$1,016.81	$8.08	1.61%
	Class B	$1,000.00	$1,013.29	$11.65	2.32%
	Class C	$1,000.00	$1,013.29	$11.65	2.32%
	Class R	$1,000.00	$1,015.77	$9.14	1.82%
	Institutional Class	$1,000.00	$1,018.25	$6.63	1.32%
Aberdeen Global Financial Services Fund	Class A	$1,000.00	$1,017.11	$7.78	1.55%
	Class B	$1,000.00	$1,013.93	$10.99	2.19%
	Class C	$1,000.00	$1,013.93	$10.99	2.19%
	Class R	$1,000.00	$1,016.31	$8.58	1.71%
	Institutional Class	$1,000.00	$1,018.89	$5.97	1.19%
Aberdeen Global Small Cap Fund	Class A	$1,000.00	$1,017.11	$7.78	1.55%
	Class C	$1,000.00	$1,013.39	$11.55	2.30%
	Class R	$1,000.00	$1,015.87	$9.04	1.80%
	Institutional Service Class	$1,000.00	$1,018.35	$6.53	1.30%
	Institutional Class	$1,000.00	$1,018.35	$6.53	1.30%
Aberdeen International Equity Fund	Class A	$1,000.00	$1,017.06	$7.83	1.56%
	Class B	$1,000.00	$1,013.69	$11.25	2.24%
	Class C	$1,000.00	$1,013.69	$11.25	2.24%
	Class R	$1,000.00	$1,016.17	$8.74	1.74%
	Institutional Service Class	$1,000.00	$1,018.30	$6.58	1.31%
	Institutional Class	$1,000.00	$1,018.65	$6.23	1.24%
Aberdeen Natural Resources Fund	Class A	$1,000.00	$1,017.41	$7.48	1.49%
	Class B	$1,000.00	$1,014.08	$10.84	2.16%
	Class C	$1,000.00	$1,014.08	$10.84	2.16%
	Class R	$1,000.00	$1,016.51	$8.38	1.67%
	Institutional Service Class	$1,000.00	$1,019.04	$5.82	1.16%
	Institutional Class	$1,000.00	$1,019.04	$5.82	1.16%

2010 Semiannual Report

Shareholder Expense Examples (Unaudited) (concluded)

Hypothetical Expense Example of a $1,000 investment April 30, 2010		Beginning Account Value, November 1, 2009	Ending Account Value, April 30, 2010	Expenses Paid During Period*	Annualized Expense Ratio**
Aberdeen Small Cap Fund	Class A	$1,000.00	$1,018.10	$6.78	1.35%
	Class B	$1,000.00	$1,014.68	$10.24	2.04%
	Class C	$1,000.00	$1,014.68	$10.24	2.04%
	Class R	$1,000.00	$1,017.16	$7.73	1.54%
	Institutional Service Class	$1,000.00	$1,019.64	$5.22	1.04%
	Institutional Class	$1,000.00	$1,019.64	$5.22	1.04%
Aberdeen U.S. Equity Fund	Class A	$1,000.00	$1,017.11	$7.78	1.55%
	Class B	$1,000.00	$1,013.84	$11.10	2.21%
	Class C	$1,000.00	$1,013.84	$11.10	2.21%
	Class R	$1,000.00	$1,016.41	$8.48	1.69%
	Institutional Class	$1,000.00	$1,018.79	$6.07	1.21%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
[1]	Represents the hypothetical 5% return before expenses.
[2]

Information shown reflects values using the expense ratios for the period from November 2, 2009 (commencement of operations) to April 30, 2010 and has been adjusted to reflect the values for the period November 1, 2009 to April 30, 2010.

Semiannual Report 2010

Privacy Statement

Aberdeen Funds appreciates the privacy concerns and expectations of our shareholders. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law.

We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information (“Information”) pertaining to you.

Collection of Information

We collect nonpublic personal information about you from the following sources:

•

Information received from you on account applications, agreements, questionnaires or other forms (which may include your name, address, phone number, social security or taxpayer identification number, and birth date);

•	Information about your transactions with us, our affiliates, or others (which may include account balances and investment activity);

•	Information received from you in written, telephonic or electronic communications with us, our affiliates or others.

Disclosure of Information

We do not disclose any Information about our customers or former customers to third parties, except as permitted by law. We may disclose all of the Information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

Access to Information

We restrict access to your Information except to the extent necessary to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal regulations to guard your Information.

Our privacy policy applies only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of an Aberdeen Fund, we consider you to be a customer of that Fund. Shareholders purchasing or owning shares of a Fund through their bank, broker or other financial institution should consult that financial institution’s privacy policies. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment adviser or other financial service provider, that third-party’s privacy policies may apply to you and the Funds’ privacy policy may not.

2010 Semiannual Report

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Management Information

Directors

P. Gerald Malone, Chairman

Martin J. Gilbert

Peter D. Sacks

John T. Sheehy

Richard H. McCoy

Warren C. Smith

Jack Solan

Officers

Gary Marshall, President

Vincent McDevitt, Chief Compliance Officer, Vice President

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Vice President and Secretary

Lucia Sitar, Vice President and Assistant Secretary

William Baltrus, Vice President

Alan Goodson, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Timothy Sullivan, Vice President

Sharon Greenstein, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Investment Manager

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Transfer Agent & Fund Accountant

Citi Fund Services

3435 Stelzer Road

Columbus, Ohio 43219

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

JPMorgan Chase Bank

4 New York Plaza

New York, NY 10008

Independent Accountants

KPMG LLP

1601 Market Street

Philadelphia, PA 19103-2499

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019-6099

“Aberdeen” is a U.S. registered service mark of Aberdeen Asset Management PLC.

Aberdeen Funds

P.O. Box 183148

Columbus, OH 43218-3148

AOE-0200-0610

SEMIANNUAL REPORT

ABERDEEN FUNDS FIXED INCOME SERIES

APRIL 30, 2010

Aberdeen Global Fixed Income Fund

Aberdeen Tax-Free Income Fund

Letter to Shareholders	Page 1

Market Review	Page 2
Aberdeen Global Fixed Income Fund	Page 3
Aberdeen Tax-Free Income Fund	Page 15

Financial Statements	Page 21

Notes to Financial Statements	Page 32
Shareholder Expense Examples	Page 42

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23, 1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Aberdeen Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Commission’s website at www.sec.gov.

Letter to Shareholders

June 24, 2010

Dear Valued Shareholder:

Welcome to the 2010 Aberdeen Funds Semi-Annual Report covering the activities for the six-month period ended April 30, 2010.

Aberdeen Funds named one of Barron’s best

We are very proud to inform you that the February 1, 2010 edition of Barron’s named Aberdeen Funds as one of the Best Mutual Fund Families in the annual survey. Among the 61 leading mutual fund families, Aberdeen was ranked #3 for the one-year period ending December 31, 2009. Barron’s recognized Aberdeen with a ranking of #1 within the Taxable Bond Funds category in addition to #6 and #8 in the U.S. Equity and World Equity Funds categories, respectively.

Equity Long-Short Fund repeats as Lipper winner

Aberdeen Asset Management Inc.’s U.S. Equity team repeated a victory at this year’s 2010 Lipper Fund Awards for the Aberdeen Equity Long-Short Fund, Institutional Share Class: (GGUIX). The Fund was cited as the “Best Long/Short Equity Fund” at the 2010 Lipper Fund Awards.

Accolades such as these have assisted us to gain recognition within the investment community. As of May 31, 2010, Aberdeen Funds have approximately $4 billion in assets under management and we continue to develop a wider audience of investors.

Corporate Citizenship

Aberdeen Asset Management Inc. was honored to announce its sponsorship of the 2010 Aberdeen Dad Vail Regatta in Philadelphia on May 7-8, 2010. The Regatta is the largest collegiate rowing competition in the U.S. and has been a hallmark event for Philadelphia and participating universities since 1953. We believe the Regatta’s focus on athletic and academic achievement and teamwork aligns well with our own corporate goals. More information on the sponsorship may be found at www.aberdeen-asset.us/dadvail

Market Outlook

Global markets are enduring greater volatility as there are growing concerns about the ongoing fiscal crisis in several Eurozone countries, China’s tightening of monetary policy, and the possible implications of the proposed increased regulatory oversight of the financial industry in the U.S. Global equity markets were nonetheless able to gain ground during the period amid improving economic data and generally better-than-expected corporate earnings results.

We remain cautious on the market outlook for the remainder of the year, and into 2011, but believe that our diligent investment process will continue to enable us to find quality companies in which to invest for the long term. Anne Richards, the Aberdeen Group’s Chief Investment Officer, provides you with a detailed insight on the marketplace in the Global Market Review and Outlook on the following page.

We thank you for your investment with us.

Very kindly yours,

Gary Marshall

President

Aberdeen Funds

Important Information

The Aberdeen Equity Long-Short Fund invests in U.S. equity securities of any size and seeks to achieve its objective through the purchase and short sale of securities. With a long position, the Fund purchases a stock outright; with a short position, the Fund sells a security that it does not own and must borrow to meet its settlement obligations. There are special risks associated with selling securities short. A short position will lose value as the securities price increases. Theoretically, the loss on a short sale can be unlimited. The use of leverage will also increase market exposure and magnify risk. Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Partnering with mutual fund tracking firm Lipper, the Barron’s mutual fund family survey ranks best overall fund family performance with distinct weightings for each fund category reviewed: 41.42% for U.S. equity, 14.49% for world equity, 16.27% for mixed equity, 23.16% for taxable bonds and 4.66% for tax-exempt bonds. Fund returns are measured against those of all funds in its Lipper category and do not reflect any sales charges or 12b-1 fees. All fund rankings listed are based on Barron’s review of 61 Fund Families.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investing in mutual funds involves risk, including possible loss of principal. There is no assurance that the investment objective of any fund will be achieved.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read the prospectus carefully before investing any money

2010 Semiannual Report

1

Market Review (Unaudited)

Anne Richards, Chief Investment Officer – Aberdeen Asset Management

Global equity markets extended their gains during the six-month period ended April 30, 2010, boosted by a stream of positive economic news and supportive central bank monetary policies. The U.S. market was the strongest performer, with the S&P 500® Index climbing 15.7%, versus the respective 12.5% and 6.0% returns of the MSCI Emerging Markets and MSCI All Country World ex. U.S. indices. The Eurozone lagged other developed markets amid worries about the impact of Greece’s credit problems on the region. The global economy expanded in the fourth quarter of 2009 and the first quarter of 2010, which was largely attributable to inventory restocking and government stimulus efforts. Developed countries generally held their benchmark interest rates steady, with the U.S. federal funds rate remaining in a narrow range of 0 to 0.25%, and continued expansionary fiscal policies while certain emerging market countries, particularly in Asia, began to raise rates.

Many companies reported better-than-expected earnings results for the first quarter of 2010. Banks, in particular, garnered record profits as the trading environment stabilized. Nonetheless, investor confidence remained fragile. Equity markets declined in January as China tightened bank-lending standards and the U.S. government proposed to limit the size of financial institutions. European stocks fell sharply late in the period after it was revealed that Greece’s fiscal deficit was not only much larger than had been previously reported, but was well above the maximum ratio permitted by the European Union. In early May, however, the country agreed to drastic austerity measures in exchange for a €110 billion (approximately US$136 billion) Eurozone-International Monetary Fund bailout package.

In the U.S., there were two notable developments late in the reporting period. Congress passed legislation aimed at improving access to healthcare services for the estimated 15% of the population which does not already have private or government-aided health insurance. The projected $938 billion cost of the plan over 10 years will be shared by taxpayers and the industry. The diminished uncertainty about the fate of the legislation lifted investor sentiment. Additionally, Congress also began to debate a financial services reform package aimed at reducing risks in the financial system. Proposals range from forcing companies to improve their disclosure to their customers to controlling the types of risk-taking activities in which they can engage. Gross domestic product rose 3.2% in the first quarter of 2010, driven by an increase in consumer spending and the continuing effects of the government economic stimulus plan enacted early in 2009. Nonetheless, the employment situation remains troubling, with the unemployment rate still hovering around 10%.

The financial problems in the Eurozone also had a negative impact on global fixed income markets, with the Barclays Capital Global Aggregate Bond Index returning –1.6% for the semiannual period. The peripheral European markets of Greece, Portugal and Spain were the weakest performers due to ongoing concerns over their fiscal deficits, while U.S. and UK government bonds also posted losses. The U.S. dollar appreciated against most developed-country currencies, benefiting from improvement in investor sentiment and the performance of the U.S. economy, along with the apparent worsening situation in the peripheral European economies. However, the gains were limited as other investors used the dollar as a funding currency for investments in higher-yielding currencies and asset classes. The U.S. municipal bond market continued to benefit from strong inflows. As had been the case in most of 2009, investors continued to move money out of low-yielding money market funds and into municipal securities over the semiannual period.

While anxiety surrounds the economic outlook for 2011 and beyond, we believe that a slowly improving environment should be sustained in the short term. Government stimulus is promoting activity which has triggered uncertainty as to what happens when that stimulus is removed. Corporate fortunes, however, are improving, and this possibly could provide a respite for fiscal budget deficits—and, ultimately, individual households—as unemployment stabilizes. Inflation is a long way from becoming a widespread problem as activity in both the product and labor markets remains sluggish. Even in the Asian and emerging countries, we feel that inflationary pressure should not present too great a problem to overcome. Therefore, we believe that monetary policy should remain generally accommodative, even though investors may speculate about a change in strategy as data continues to show improvement into the second half of the year.

Semiannual Report 2010

2

Aberdeen Global Fixed Income Fund (Unaudited)

The Aberdeen Global Fixed Income Fund (Class A shares at NAV) returned –0.94% for the semiannual period ended April 30, 2010, versus the –1.56% return of its benchmark, the Barclays Capital Global Aggregate Bond Index. For broader comparison, the average return of the Fund’s Lipper peer category of Global Income Funds (consisting of 170 funds) was 3.07% for the period.

The latter part of 2009 was characterized by a move out of deep recession into recovery. Interest rate cuts, central bank liquidity injections and government-backed rescue packages started to filter through to the real economy as business confidence surveys and forward-looking indicators began to turn upward. Reduced stress in the financial system and positive growth from developing economies helped to maintain strong risk appetite among investors, and spreads on corporate bonds tightened relative to U.S. government securities. However, focus shifted to the high level of debt taken onto government balance sheets. Greece came under the spotlight as it emerged that its fiscal deficit was not only much larger than had previously been reported, but was well above the maximum ratio permitted by the European Union. Most central banks kept their benchmark interest rates at low levels, anchoring the front end of the yield curves. However, government bond yields generally rose in the U.S. and UK markets. Yields fell in the core European bond markets amid a weaker economic growth outlook and ongoing volatility in sovereign yield spreads. While German government bonds outperformed those in the U.S., UK and Japan, the peripheral European markets significantly underperformed due to ongoing concerns over their fiscal deficits. The U.S. dollar appreciated against most developed-country currencies, benefiting from improvement in investor sentiment and the performance of the U.S. economy; along with the apparent worsening situation in peripheral European economies. However, its appreciation was hampered as other investors used the U.S. dollar as a funding currency for investments in higher-yielding currencies and asset classes.

Fund performance was bolstered by our relative value interest rate tilt toward the U.S. versus the UK market, along with our underweight allocation to the European peripheral government bond markets, particularly Spain and Portugal. A yield curve flattening position in the Australian market also had a positive effect. The Fund’s overweight to the securitized sector was a positive contributor, particularly our positioning in asset-backed securities (ABS), commercial mortgage-backed securities (CMBS) and residential mortgage-backed securities (RMBS). The primary contributor within the latter sector was non-agency hybrid adjustable-rate securities (ARMS). Regarding currencies, the portfolio’s underweight position in the euro versus the U.S. dollar and British pound sterling, as well as an underweight in the Australian dollar versus the U.S. dollar, performed well.

Within interest rates, our yield curve flattening positions in the U.S. and European markets hampered performance as yield curves steepened. Within currencies, a long U.S. dollar position relative to the Japanese yen and an overweight pound sterling position versus the U.S. dollar detracted somewhat from the relative return toward the end of the reporting period.

We reduced the Fund’s credit risk profile by replacing subordinated U.S. bank debt with senior debt in global banks in response to the significant yield spread-tightening that has already occurred and our concern that changes in U.S. government legislation will have a negative impact on U.S. banks in the near future. Our forward-looking research now leads us to believe that global economic growth will fade during the second half of 2010 as central bank stimulus is withdrawn. Although corporate credit fundamentals still remain broadly positive, we believe market direction in the short term is likely to be dominated by sovereign risks, particularly in the most exposed areas such as financials and utilities. Additionally, we have reduced the Fund’s exposure to the U.S. financials sector given our concern that the proposed financial restructuring legislation being discussed in the U.S. Congress could negatively affect large U.S. financial institutions. We now prefer securities of international banks that will not be subject to the proposed legislation.

The Fund remains overweight relative to the benchmark Barclays Capital Global Aggregate Bond Index in non-government securities. Within this position, we maintain overweights in the U.S. and Europe and an underweight in Japan. The overweight in the U.S. is primarily a function of our positioning in corporate bonds and CMBS. Within Europe, the Fund is overweight in ABS and the financials sector, particularly in subordinated bonds.

Portfolio Management:

Aberdeen Global Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Returns prior to 7/20/09 reflect the performance of a predecessor fund, the Credit Suisse Global Fixed Income Fund. Please consult the Fund’s prospectus for more detail. Total returns assume the reinvestment of all distributions. Total returns may reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to interest rate, inflation, credit, prepayment and call risk. The Fund may invest in foreign securities. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are increased in developing market countries.

Please read the prospectus for more detailed information, regarding these risks.

2010 Semiannual Report

3

Aberdeen Global Fixed Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2010)		Six Months†		1 Yr.	5 Yr.	10 Yr.	Inception[2,3]	Gross Expense Ratio*	Net Expense Ratio*
Class A	w/o SC	(0.94%	)	13.43%	3.98%	–	6.08%	1.70%	1.20%
	w/SC6	(5.13%	)	8.57%	3.08%	–	5.54%
Class C	w/o SC	(1.24%	)	12.64%	3.20%	–	3.19%	2.36%	1.95%
	w/SC7	(2.21%	)	11.64%	3.20%	–	3.19%
Institutional Service Class[4,8]	w/o SC	(0.84%	)	13.76%	4.23%	6.38%	6.69%	1.40%	0.95%
Institutional Class[5,8]	w/o SC	(0.84%	)	13.82%	4.24%	6.39%	6.69%	1.36%	0.95%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

†	Not annualized.
*	As of March 1, 2010. The difference between gross and net operating expense reflects contractual waivers in effect through at least July 20, 2011. Please consult the Fund’s prospectus for more details.
1	Returns presented for the Fund for periods prior to July 20, 2009 reflect the performance of the predecessor fund, the Credit Suisse Global Fixed Income Fund, Inc. (the “Global Fixed Income Predecessor Fund”). The Fund has adopted the performance of the Global Fixed Income Predecessor Fund as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Global Fixed Income Predecessor Fund. The Fund and the Global Fixed Income Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Class A shares of the Global Fixed Income Predecessor Fund commenced operations on November 30, 2001.
3	Class C shares of the Global Fixed Income Predecessor Fund commenced operations on April 29, 2005.
4	Institutional Service Class shares acquired the assets of the Common Class and Adviser Class shares of the Global Fixed Income Predecessor Fund. The performance presented reflects the performance of Common Class shares of the Global Fixed Income Predecessor Fund, as Adviser shares were no longer available for investment.
5	Returns before the first offering of Institutional Class shares (July 20, 2009) are based on the previous performance of Common Class shares of the Global Fixed Income Predecessor Fund. This performance is substantially similar to what Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns have not been adjusted to reflect Institutional Class share expenses.
6	A 4.25% front-end sales charge was deducted.
7	A 1.00% CDSC was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
8	Not subject to any sales charges.

Semiannual Report 2010

4

Aberdeen Global Fixed Income Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2010)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Fixed Income Fund, the Barclays Capital Global Aggregate Bond Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Barclays Capital Global Aggregate Bond Index is a macro index of global government and corporate bond markets, and is composed of various indices calculated by Barclays Capital, including the U.S. Aggregate™ Bond Index, the Pan-European™ Aggregate Index, the Global Treasury™ Index, the Asian-Pacific™ Aggregate Index, the Eurodollar™ Index and the U.S. Investment™ Grade 144A Index. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2010

Asset Allocation
Other Domestic Government Bonds	32.6%
Foreign Non-Government Bonds	15.3%
U.S. Government Mortgage Backed Agencies	13.9%
Corporate Bonds	11.5%
U.S. Treasury Obligations	7.2%
Mortgage Backed Securities	5.3%
Yankee Dollars	2.8%
Covered Bonds	2.7%
Asset Backed Securities	2.2%
Municipal Bonds	0.7%
Convertible Corporate Bonds	0.1%
Other assets in excess of liabilities	5.7%
100.0%

Top Industries
Commercial Banks	11.4%
Diversified Financial Services	3.3%
Insurance	2.4%
Electric Utilities	2.3%
Diversified Holding Companies	1.2%
Wireless Telecommunication Services	0.8%
Oil, Gas & Consumable Fuels	0.8%
Supranational	0.8%
Diversified Telecommunication Services	0.7%
Energy Equipment & Services	0.6%
Other	75.7%
100.0%

Top Holdings
Japan Government 5 Year Bond, Series 81	5.3%
Japan Government 20 Year Bond, Series 62	3.3%
U.S. Treasury Note	2.4%
Eksportfinans ASA	2.3%
Federal National Mortgage Association TBA	2.1%
Japan Government 10 Year Bond, Series 275	1.8%
Bundesrepublik Deutschland, Series 02	1.8%
Bundesrepublik Deutschland, Series 03	1.7%
Bank of Scotland PLC	1.7%
Buoni Poliennali Del Tesoro	1.6%
Other	76.0%
100.0%

Top Countries
United States	41.1%
Japan	12.5%
United Kingdom	9.2%
Germany	6.1%
Italy	5.7%
Canada	2.7%
Netherlands	2.5%
Norway	2.3%
Sweden	2.2%
France	2.1%
Other	13.6%
100.0%

2010 Semiannual Report

5

Statement of Investments

April 30, 2010 (Unaudited)

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (2.2%)
GERMANY (0.4%)
German Postal Pensions Securitisation 2 PLC, Series 2 (EUR), 4.25%, 01/18/17	$100,000	$142,450
ITALY (0.2%)
Romulus Finance SRL, Series A1 (EUR), 4.94%, 02/20/13	70,000	85,919
UNITED STATES (1.6%)
BA Credit Card Trust, Series 04A1 (EUR), 4.50%, 01/17/14	100,000	138,032
Bank of America Credit Card Trust, Series 2007-B3, Class B3 (USD), 0.45%, 08/15/16 (a)	40,000	38,485
Citibank Credit Card Issuance Trust, Series 2001-A4 (EUR), 5.38%, 04/11/11	30,000	41,526
MBNA America European Structured Offerings No. 7, Series 7 (EUR), 5.45%, 04/19/11	90,000	123,367
MBNA Credit Card Master Note Trust, Class 2004-B1, Class B1 (USD), 4.45%, 08/15/16	40,000	41,657
SLM Student Loan Trust 2003-10, Class A3 (EUR), 4.05%, 09/17/10	230,000	298,345
		681,412
Total Asset Backed Securities		909,781
MORTGAGE BACKED SECURITIES (5.3%)
UNITED STATES (5.3%)
Banc of America Commercial Mortgage, Inc., Series 2007-1, Class A4 (USD), 5.45%, 01/15/49	73,000	72,604
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class ASB (USD), 5.71%, 02/10/51 (a)	100,000	105,717
Banc of America Commercial Mortgage, Inc., Series 2007-5, Class A4 (USD), 5.49%, 02/10/51	100,000	99,794
Banc of America Large Loan, Inc., Series 2009-UB1, Class A4A (USD), 5.62%, 06/24/50 (a)(b)	160,000	166,377
BCAP LLC Trust, Series 2009-RR2, Class A1 (USD), 5.61%, 01/21/38 (a)(b)	61,274	60,189
BCAP LLC Trust, Series 2009-RR3, Class 2A1 (USD), 5.65%, 05/26/37 (a)(b)	38,893	38,612
BCAP LLC Trust, Series 2009-RR4, Class 3A1 (USD), 5.45%, 04/26/37 (a)(b)	74,692	73,086
BCAP LLC Trust, Series 2009-RR6, Class 3A1 (USD), 5.20%, 12/26/37 (a)(b)	89,987	84,810
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR9, Class AAB (USD), 4.80%, 09/11/42	45,000	47,143
Bear Stearns Commercial Mortgage Securities, Series 2006-PW13, Class A4 (USD), 5.54%, 09/11/41	25,000	25,870
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class AAB (USD), 5.32%, 02/11/44	100,000	104,157
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A4 (USD), 5.47%, 01/12/45 (a)	50,000	51,655
Citigroup Commercial Mortgage Trust, Series 2006-C5, Class AM (USD), 5.46%, 10/15/49	20,000	18,276
Commercial Mortgage Pass-Through Certificates, Series 2007-C9, Class A4 (USD), 5.82%, 12/10/49 (a)	40,000	41,149
Credit Suisse Mortgage Capital Certificates, Series 2009-2R, Class 2A5 (USD), 5.61%, 06/26/37 (a)(b)	88,050	83,622

	Shares or Principal Amount	Value
Credit Suisse Mortgage Capital Certificates, Series 2009-3R, Class 25A1 (USD), 5.65%, 07/27/36 (a)(b)	$83,800	$83,458
Credit Suisse Mortgage Capital Certificates, Series 2009-3R, Class 28A1 (USD), 5.52%, 08/27/37 (a)(b)	39,901	38,118
Credit Suisse Mortgage Capital Certificates, Series 2009-3R, Class 30A1 (USD), 5.81%, 07/27/37 (a)(b)	85,627	84,436
Credit Suisse Mortgage Capital Certificates, Series 2009-8R, Class 5A1 (USD), 6.08%, 05/26/37 (a)(b)	82,713	82,165
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class AAB (USD), 4.62%, 08/10/42	55,896	57,847
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4 (USD), 6.01%, 06/15/49 (a)	50,000	49,130
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class ASB (USD), 5.82%, 06/15/49 (a)	100,000	105,001
JPMorgan Re-Remic, Series 2009-7, Class 14A1 (USD), 5.79%, 07/27/37 (a)(b)	85,086	82,545
JPMorgan Re-Remic, Series 2009-7, Class 17A1 (USD), 6.72%, 07/27/37 (a)(b)	85,809	86,668
JPMorgan Re-Remic, Series 2009-7, Class 1A1 (USD), 5.78%, 08/27/37 (a)(b)	84,417	81,011
JPMorgan Re-Remic, Series 2009-7, Class 2A1 (USD), 6.00%, 02/27/37 (a)(b)	88,129	82,760
JPMorgan Re-Remic, Series 2009-8, Class A1 (USD), 5.60%, 04/20/36 (a)(b)	85,083	84,268
Morgan Stanley Capital I, Series 2007-IQ14, Class AAB (USD), 5.65%, 04/15/49 (a)	60,000	62,761
Residential Funding Mortgage Securities I, Inc., Series 2004-S9, Class 1A6 (USD), 5.50%, 12/25/34	37,328	37,640
Structured Asset Securities Corp., Series 2003-24A, Class 3A2 (USD), 2.70%, 07/25/33 (a)	95,407	94,534
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4 (USD), 5.31%, 11/15/48	50,000	50,880
		2,236,283
Total Mortgage Backed Securities		2,236,283
CORPORATE BONDS (11.5%)
UNITED STATES (11.5%)
Aerospace & Defense (0.0%)
United Technologies Corp. (USD), 5.70%, 04/15/40	15,000	15,662
Beverages (0.3%)
Anhueser-Busch Inbev Worldwide, Inc. (USD), 4.13%, 01/15/15	125,000	129,769
Chemicals (0.4%)
Chevron Phillips Chemical Co. LLC (USD), 7.00%, 06/15/14 (b)	45,000	50,906
Dow Chemical Co. (The) (USD), 5.90%, 02/15/15	95,000	104,201
		155,107

See accompanying notes to financial statements.

Semiannual Report 2010

6

Statement of Investments (continued)

April 30, 2010 (Unaudited)

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
Commercial Banks (1.5%)
Discover Bank, Series BKNT (USD), 8.70%, 11/18/19	$250,000	$283,907
Wells Fargo & Co. (USD), 4.38%, 01/31/13	295,000	311,843
Wells Fargo & Co., Series I (USD), 3.75%, 10/01/14	49,000	49,972
		645,722
Commercial Services & Supplies (0.1%)
Avery Dennison Corp. (USD), 5.38%, 04/15/20	40,000	41,289
Computers & Peripherals (0.1%)
Brocade Communications Systems, Inc. (USD), 6.63%, 01/15/18 (b)	45,000	46,350
Diversified Financial Services (1.1%)
American Honda Finance Corp.
(USD), 2.38%, 03/18/13 (b)	150,000	150,622
(USD), 3.50%, 03/16/15 (b)	150,000	150,436
Blackstone Holdings Finance Co. LLC (USD), 6.63%, 08/15/19 (b)	48,000	49,725
JPMorgan Chase & Co. (USD), 4.95%, 03/25/20	30,000	30,047
Raymond James Financial, Inc. (USD), 8.60%, 08/15/19	32,000	37,523
TECO Finance, Inc. (USD), 4.00%, 03/15/16	45,000	45,136
		463,489
Diversified Holding Company (1.2%)
GE Financial Assurance Holdings, Inc. (JPY), 1.60%, 06/20/11	50,000,000	515,643
Diversified Telecommunication Services (0.3%)
AT&T, Inc. (USD), 6.15%, 09/15/34	30,000	30,381
Verizon Communications, Inc. (USD), 5.55%, 02/15/16	70,000	77,094
		107,475
Electric Utilities (1.6%)
Appalachian Power Co., Series L (USD), 5.80%, 10/01/35	45,000	45,063
Dominion Resources, Inc., Series 06-B (USD), 6.30%, 09/30/66 (a)	75,000	71,812
FirstEnergy Corp., Series C (USD), 7.38%, 11/15/31	35,000	37,343
FPL Group Capital, Inc. (USD), 6.35%, 10/01/66 (a)	45,000	42,750
Integrys Energy Group, Inc. (USD), 6.11%, 12/01/66 (a)	65,000	60,775
Jersey Central Power & Light Co. (USD), 7.35%, 02/01/19	35,000	41,413
KCP&L Greater Missouri Operations Co. (USD), 11.88%, 07/01/12	35,000	41,090
NiSource Finance Corp. (USD), 5.40%, 07/15/14	40,000	42,413
PPL Capital Funding, Inc., Series A (USD), 6.70%, 03/30/67 (a)	95,000	86,925
PSEG Power LLC (USD), 2.50%, 04/15/13(b)	55,000	55,172
Southwestern Electric Power Co., Series E (USD), 5.55%, 01/15/17	30,000	31,782
Trans-Allegheny Interstate Line Co. (USD), 4.00%, 01/15/15 (b)	75,000	75,665

	Shares or Principal Amount	Value
Wisconsin Energy Corp., Series A (USD), 6.25%, 05/15/67 (a)	$33,000	$31,804
		664,007
Energy Equipment & Services (0.6%)
Enterprise Products Operating LLC (USD), 6.13%, 10/15/39	5,000	5,114
Enterprise Products Operating LLC, Series M (USD), 5.65%, 04/01/13	90,000	97,362
Kinder Morgan Energy Partners LP (USD), 6.50%, 09/01/39	40,000	42,395
Midcontinent Express Pipeline LLC (USD), 6.70%, 09/15/19 (b)	45,000	47,890
Williams Partners LP (USD), 7.50%, 06/15/11	45,000	47,845
		240,606
Food & Staples Retailing (0.2%)
CVS Caremark Corp. (USD), 6.30%, 06/01/37 (a)	105,000	101,325
Food Products (0.3%)
Kraft Foods, Inc. (USD), 5.38%, 02/10/20	105,000	108,907
Gas Utilities (0.2%)
Enogex LLC (USD), 6.25%, 03/15/20 (b)	80,000	82,299
Health Care Equipment & Supplies (0.3%)
Boston Scientific Corp. (USD), 6.00%, 01/15/20	65,000	64,238
CareFusion Corp. (USD), 5.13%, 08/01/14	45,000	48,148
		112,386
Information Technology Services (0.1%)
Affiliated Computer Services, Inc. (USD), 5.20%, 06/01/15	50,000	51,938
Insurance (1.0%)
Everest Reinsurance Holdings, Inc. (USD), 5.40%, 10/15/14	130,000	134,789
Nationwide Mutual Insurance Co. (USD), 9.38%, 08/15/39 (b)	46,000	55,024
Pacific Life Corp. (USD), 6.00%, 02/10/20 (b)	100,000	101,465
Reinsurance Group of America, Inc. (USD), 6.45%, 11/15/19	54,000	57,119
W.R. Berkley Corp. (USD), 7.38%, 09/15/19	75,000	82,806
		431,203
Media (0.5%)
CBS Corp. (USD), 7.88%, 07/30/30	54,000	61,291
NBC Universal (USD), 5.15%, 04/30/20 (b)	45,000	45,525
News America, Inc. (USD), 6.90%, 08/15/39	55,000	61,477
Time Warner Cable, Inc. (USD), 6.75%, 06/15/39	55,000	59,449
		227,742
Metals & Mining (0.2%)
Nucor Corp. (USD), 6.40%, 12/01/37	45,000	49,820
Southern Copper Corp. (USD), 6.75%, 04/16/40	45,000	45,357
		95,177

See accompanying notes to financial statements.

2010 Semiannual Report

7

Statement of Investments (continued)

April 30, 2010 (Unaudited)

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
Multi-Utilities (0.3%)
CMS Energy Corp. (USD), 6.55%, 07/17/17	$65,000	$67,981
PNM Resources, Inc. (USD), 9.25%, 05/15/15	45,000	48,431
		116,412
Oil, Gas & Consumable Fuels (0.5%)
Airgas, Inc. (USD), 7.13%, 10/01/18 (b)	30,000	33,000
Anadarko Petroleum Corp. (USD), 6.20%, 03/15/40	45,000	45,549
ConocoPhillips Holding Co. (USD), 6.95%, 04/15/29	35,000	41,944
Marathon Oil Corp. (USD), 5.90%, 03/15/18	12,000	13,054
Williams Partners LP (USD), 3.80%, 02/15/15 (b)	85,000	85,473
		219,020
Paper & Forest Products (0.3%)
International Paper Co.
(USD), 9.38%, 05/15/19	40,000	50,880
(USD), 7.50%, 08/15/21	45,000	52,857
		103,737
Real Estate Investment Trust (REIT) (0.1%)
Health Care REIT, Inc. (USD), 6.13%, 04/15/20	25,000	25,800
Software (0.2%)
Microsoft Corp. (USD), 2.95%, 06/01/14	65,000	66,786
Wireless Telecommunication Services (0.1%)
SBA Tower Trust (USD), 5.10%, 04/15/17 (b)	55,000	56,650
Total Corporate Bonds		4,824,501
CONVERTIBLE CORPORATE BOND (0.1%)
UNITED STATES (0.1%)
Real Estate Investment Trust (REIT) (0.1%)
ERP Operating LP (USD), 3.85%, 08/15/26	45,000	46,184
Total Convertible Corporate Bonds		46,184
COVERED BONDS (2.7%)
FRANCE (0.3%)
Diversified Financial Services (0.3%)
HSBC Covered Bonds France (EUR), EMTN, 3.38%, 01/20/17	100,000	135,590
SWEDEN (0.4%)
Commercial Banks (0.4%)
Nordea Hypotek AB (EUR), EMTN, 3.50%, 01/18/17	80,000	108,915
Swedish Covered Bond Corp. (EUR), EMTN, 3.00%, 02/03/15	60,000	81,267
		190,182
UNITED KINGDOM (2.0%)
Commercial Banks (1.7%)
Bank of Scotland PLC (EUR), EMTN, 4.38%, 07/13/16	500,000	691,542

	Shares or Principal Amount	Value
Diversified Financial Services (0.3%)
Nationwide Building Society, Series 2006-2 (EUR), EMTN, 3.88%, 12/05/13	$100,000	$138,078
Total Covered Bonds		1,155,392
FOREIGN NON-GOVERNMENT BONDS (15.3%)
AUSTRALIA (0.5%)
Commercial Banks (0.3%)
Commonwealth Bank of Australia (EUR), EMTN, 5.50%, 08/06/19	100,000	145,200
Real Estate (0.2%)
WT Finance Aust Pty Ltd. (GBP), 5.50%, 06/27/17	50,000	78,566
		223,766
AUSTRIA (0.3%)
Commercial Banks (0.3%)
KA Finanz AG (EUR), 2.25%, 12/17/12	100,000	134,577
BELGIUM (0.2%)
Beverages (0.2%)
Anheuser-Busch InBev SA (EUR), EMTN, 4.00%, 04/26/18	50,000	67,838
DENMARK (0.2%)
Commercial Banks (0.2%)
Danske Bank A/S (EUR), EMTN, 5.38%, 08/18/14 (a)	70,000	95,248
FRANCE (1.6%)
Diversified Telecommunication Services (0.2%)
France Telecom, Series 54 (EUR), EMTN, 7.25%, 01/28/13	50,000	75,472
Government Agency (0.4%)
Agence Francaise de Developement (EUR), 4.62%, 12/20/49 (a)(c)	150,000	183,393
Hotels, Restaurants & Leisure (0.4%)
Casino Guichard Perrachon SA, Series 21 (EUR), EMTN, 6.38%, 04/04/13	100,000	147,903
Insurance (0.6%)
AXA SA (EUR), 5.25%, 04/16/40 (a)	50,000	67,012
AXA SA, Series 21 (EUR), EMTN, 5.78%, 12/31/49 (a)(c)	70,000	86,714
Groupama SA (EUR), 6.30%, 10/22/49 (a)	100,000	109,166
		262,892
		669,660
GERMANY (1.1%)
Commercial Banks (1.1%)
Commerzbank AG, Series 551 (EUR), EMTN, 4.13%, 09/13/16 (a)	50,000	63,861
IKB Deutsche Industriebank AG (EUR), 2.13%, 09/10/12	200,000	270,284
NRW. Bank AG (EUR), EMTN, 4.50%, 05/29/17	100,000	146,326
		480,471

See accompanying notes to financial statements.

Semiannual Report 2010

8

Statement of Investments (continued)

April 30, 2010 (Unaudited)

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
ITALY (1.3%)
Commercial Banks (0.7%)
Intesa Sanpaolo SpA (EUR), EMTN, 5.00%, 04/28/11	$100,000	$137,249
UniCredit SpA (EUR), EMTN, 4.88%, 02/12/13	100,000	142,341
		279,590
Insurance (0.3%)
Assicurazioni Generali SpA (EUR), EMTN, 5.13%, 09/16/24	100,000	138,392
Wireless Telecommunication Services (0.3%)
Telecom Italia Finance SA, Series 14 (EUR), EMTN, 7.75%, 01/24/33	90,000	141,401
		559,383
NETHERLANDS (0.7%)
Commercial Banks (0.3%)
Fortis Bank Nederland NV (EUR), EMTN, 3.38%, 05/19/14	100,000	138,709
Electric Utilities (0.4%)
E.ON International Finance BV (EUR), 5.25%, 09/08/15	100,000	147,979
		286,688
NORWAY (2.3%)
Sovereign (2.3%)
Eksportfinans ASA (JPY), 1.80%, 06/21/10	90,000,000	959,521
REPUBLIC OF IRELAND (0.8%)
Commercial Banks (0.5%)
Allied Irish Banks PLC (EUR), EMTN, 5.63%, 11/12/14	50,000	66,330
Bank of Ireland (EUR), EMTN, 4.63%, 04/08/13	100,000	133,317
		199,647
Diversified Financial Services (0.3%)
Irish Nationwide Building Society (EUR), EMTN, 3.50%, 09/22/10	100,000	133,809
		333,456
SPAIN (0.5%)
Insurance (0.3%)
Mapfre SA (EUR), 5.92%, 07/24/37 (a)	100,000	122,833
Wireless Telecommunication Services (0.2%)
Telefonica Emisiones SAU (EUR), EMTN, 5.50%, 04/01/16	50,000	73,090
		195,923
SUPERANATIONAL (0.8%)
Supranational (0.8%)
Eurofima (EUR), EMTN, 4.00%, 10/27/21	100,000	137,672
European Investment Bank (EUR), EMTN, 4.00%, 04/15/30	50,000	66,041

	Shares or Principal Amount	Value
International Bank for Reconstruction & Development, Series GDIF (EUR), EMTN, 3.88%, 05/20/19	$100,000	$139,904
		343,617
SWEDEN (0.8%)
Commercial Banks (0.8%)
Nordea Bank AB (EUR), EMTN, 6.25%, 09/10/18 (a)	100,000	147,494
Skandinaviska Enskilda Banken AB (GBP), EMTN, 6.63%, 07/09/14	100,000	168,780
		316,274
SWITZERLAND (0.3%)
Commercial Banks (0.3%)
UBS AG London (EUR), EMTN, 5.63%, 05/19/14	100,000	145,737
UNITED KINGDOM (3.1%)
Commercial Banks (1.7%)
Barclays Bank PLC (GBP), EMTN, 8.25%, 12/15/49 (a)(c)	70,000	113,511
HSBC Capital Funding LP (EUR), 5.37%, 12/31/49 (a)(c)	90,000	111,429
Lloyds TSB Bank PLC
(EUR), EMTN, 3.25%, 11/26/12	100,000	134,926
(EUR), EMTN, 6.50%, 03/24/20	50,000	68,000
Royal Bank of Scotland Group PLC, Series 2958 (EUR), EMTN, 5.25%, 05/15/13	100,000	140,442
Royal Bank of Scotland PLC (The) (EUR), EMTN, 6.93%, 04/09/18	50,000	70,219
Standard Chartered Bank (EUR), EMTN, 5.88%, 09/26/17	50,000	73,236
		711,763
Diversified Financial Services (0.9%)
Coventry Building Society (GBP), EMTN, 2.00%, 04/05/12	100,000	154,256
Nationwide Building Society (EUR), EMTN, 3.75%, 01/20/15	50,000	66,361
Yorkshire Building Society (EUR), EMTN, 2.25%, 10/26/12	100,000	135,465
		356,082
Insurance (0.2%)
Aviva PLC (EUR), 5.70%, 09/29/49 (a)(c)	80,000	101,178
Water Utility (0.3%)
Severn Trent Utilities Finance PLC (EUR), EMTN, 5.25%, 03/11/16	100,000	145,095
		1,314,118
UNITED STATES (0.8%)
Commercial Banks (0.5%)
Citigroup, Inc. (EUR), EMTN, 7.38%, 09/04/19	50,000	76,034
SG Capital Trust III (EUR), 5.42%, 11/10/49 (a)(c)	100,000	119,151
		195,185

See accompanying notes to financial statements.

2010 Semiannual Report

9

Statement of Investments (continued)

April 30, 2010 (Unaudited)

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
Diversified Financial Services (0.1%)
Bank of America Corp., Series 169 (EUR), EMTN, 4.75%, 05/23/17 (a)	$50,000	$65,753
Specialty Retail (0.2%)
Wal-Mart Stores, Inc. (EUR), 4.88%, 09/21/29	50,000	70,278
		331,216
Total Foreign Non-Government Bonds		6,457,493
MUNICIPAL BONDS (0.7%)
UNITED STATES (0.7%)
California (0.1%)
Bay Area Toll Authority California Revenue Bonds (Build America Bonds) (USD), 6.26%, 04/01/49	55,000	56,901
Georgia (0.2%)
Municipal Electric Authority of Georgia Revenue Bonds (Build America Bonds), Series A (USD), 6.64%, 04/01/57	55,000	57,681
Illinois (0.3%)
Chicago Transit Authority Sales Tax Receipts Revenue Bonds (Build America Bonds), Series B (USD), 6.20%, 12/01/40	55,000	56,853
Illinois State Toll Highway Authority Revenue Bonds (Build America Bonds) (USD), 5.85%, 12/01/34	55,000	55,163
		112,016
New York (0.1%)
Metropolitan Transportation Authority Revenue Bonds (Build America Bonds), Series A2 (USD), 6.09%, 11/15/40	55,000	56,479
Total Municipal Bonds		283,077
OTHER DOMESTIC GOVERNMENT BONDS (32.6%)
AUSTRALIA (0.6%)
Australian Government Bond, Series 217 (AUD), 6.00%, 02/15/17	265,000	250,399
AUSTRIA (0.4%)
Austrian Government Bond, Series 976 (EUR), 6.25%, 07/15/27	90,000	155,566
CANADA (2.2%)
Canadian Government Bond
(CAD), 5.00%, 06/01/14	425,000	453,752
(CAD), 4.00%, 06/01/17	150,000	153,803
Canadian Government Bond, Series WL43 (CAD), 5.75%, 06/01/29	260,000	314,353
		921,908
DENMARK (0.1%)
Denmark Government Bond (DKK), 4.50%, 11/15/39	300,000	61,091

	Shares or Principal Amount	Value
FINLAND (0.6%)
Finnish Government Bond (EUR), 4.00%, 07/04/25	$190,000	$262,775
FRANCE (0.2%)
Societe Generale SCF (EUR), 4.13%, 02/15/22	50,000	68,621
GERMANY (4.6%)
Bundesrepublik Deutschland, Series 01 (EUR), 5.00%, 07/04/11	70,000	97,939
Bundesrepublik Deutschland, Series 02 (EUR), 5.00%, 01/04/12	520,000	741,887
Bundesrepublik Deutschland, Series 03 (EUR), 4.25%, 01/04/14	478,000	698,517
Bundesrepublik Deutschland, Series 04 (EUR), 3.75%, 01/04/15	50,000	71,983
Bundesrepublik Deutschland, Series 05
(EUR), 3.50%, 01/04/16	140,000	199,195
(EUR), 4.00%, 01/04/37	70,000	97,769
Bundesrepublik Deutschland, Series 07 (EUR), 4.25%, 07/04/39	10,000	14,661
		1,921,951
GREECE (0.2%)
Hellenic Republic Government Bond, Series 30YR (EUR), 4.50%, 09/20/37	120,000	103,365
ITALY (4.0%)
Buoni Poliennali Del Tesoro
(EUR), 4.00%, 04/15/12	480,000	666,179
(EUR), 4.25%, 09/01/19	380,000	521,907
(EUR), 4.00%, 09/01/20	160,000	213,497
(EUR), 5.00%, 09/01/40	220,000	300,713
		1,702,296
JAPAN (12.5%)
Japan Government 10 Year Bond, Series 275 (JPY), 1.40%, 12/20/15	70,000,000	779,389
Japan Government 10 Year Bond, Series 297 (JPY), 1.40%, 12/20/18	33,000,000	361,764
Japan Government 20 Year Bond, Series 62 (JPY), 0.80%, 06/20/23	145,000,000	1,390,109
Japan Government 30 Year Bond, Series 10 (JPY), 1.10%, 03/20/33	60,000,000	521,465
Japan Government 5 Year Bond, Series 81 (JPY), 0.80%, 03/20/14	204,000,000	2,212,244
		5,264,971
NETHERLANDS (1.7%)
Netherlands Government Bond
(EUR), 4.50%, 07/15/17	210,000	311,403
(EUR), 3.50%, 07/15/20	250,000	340,727
(EUR), 4.00%, 01/15/37	60,000	82,390
		734,520
POLAND (0.3%)
Poland Government Bond, Series 0415 (PLN), 5.50%, 04/25/15	310,000	106,650

See accompanying notes to financial statements.

Semiannual Report 2010

10

Statement of Investments (continued)

April 30, 2010 (Unaudited)

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
PORTUGAL (0.4%)
Obrigacoes do Tesouro (EUR), 3.35%, 10/15/15	$150,000	$186,147
REPUBLIC OF IRELAND (0.3%)
Ireland Government Bond (EUR), 5.90%, 10/18/19	74,000	103,776
SPAIN (0.4%)
Spain Government Bond (EUR), 4.20%, 01/31/37	140,000	168,078
SWEDEN (0.8%)
Swedish Government Bond, Series 1046 (SEK), 5.50%, 10/08/12	2,100,000	318,470
UNITED KINGDOM (3.3%)
United Kingdom Treasury Gilt
(GBP), 2.75%, 01/22/15	310,000	476,334
(GBP), 5.00%, 03/07/25	180,000	295,854
(GBP), 4.25%, 03/07/36	300,000	443,107
(GBP), 4.25%, 12/07/49	110,000	162,472
		1,377,767
Total Other Domestic Government Bonds		13,708,351
U.S. GOVERNMENT MORTGAGE BACKED AGENCIES (13.9%)
UNITED STATES (13.9%)
Federal Home Loan Mortgage Corp., Pool # 1J0867 (USD), 5.18%, 01/01/38 (a)	111,130	116,329
Federal Home Loan Mortgage Corp., Pool # C91293 (USD), 5.00%, 03/01/30	109,734	114,873
Federal Home Loan Mortgage Corp., Pool # G04701 (USD), 6.00%, 01/01/38	125,898	135,091
Federal Home Loan Mortgage Corp., Pool # G05774 (USD), 5.00%, 01/01/40	123,314	127,934
Federal Home Loan Mortgage Corp., Pool # G13774 (USD), 5.50%, 12/01/20	89,588	96,680
Federal Home Loan Mortgage Corp., Series 2 (USD), 3.00%, 12/30/14	40,000	40,485
Federal Home Loan Mortgage Corp., Series 2751, Class NE (USD), 5.00%, 06/15/32	130,000	137,485
Federal Home Loan Mortgage Corp., Series 2827, Class TE (USD), 5.00%, 04/15/33	85,000	89,848
Federal Home Loan Mortgage Corp., Series 2836, Class EG (USD), 5.00%, 12/15/32	85,000	89,667
Federal Home Loan Mortgage Corp., Series 2844, Class PD (USD), 5.00%, 12/15/32	55,000	58,015
Federal Home Loan Mortgage Corp., Series 2864, Class PE (USD), 5.00%, 06/15/33	85,000	90,193
Federal Home Loan Mortgage Corp., Series 2888, Class CG (USD), 5.00%, 08/15/33	100,000	105,586
Federal Home Loan Mortgage Corp., Series 2931, Class JE (USD), 5.00%, 03/15/33	95,000	100,025
Federal Home Loan Mortgage Corp., Series 2941, Class XD (USD), 5.00%, 05/15/33	130,000	136,729
Federal Home Loan Mortgage Corp., Series 2987, Class KG (USD), 5.00%, 12/15/34	30,000	31,644
Federal Home Loan Mortgage Corp., Series 3017, Class MK (USD), 5.00%, 12/15/34	85,000	89,658

	Shares or Principal Amount	Value
Federal Home Loan Mortgage Corp., Series 3036, Class ND (USD), 5.00%, 05/15/34	$105,000	$110,647
Federal Home Loan Mortgage Corp., Series 3074, Class WJ (USD), 5.00%, 10/15/34	85,000	89,561
Federal Home Loan Mortgage Corp., Series 3113, Class QD (USD), 5.00%, 06/15/34	110,000	115,668
Federal Home Loan Mortgage Corp., Series 3659, Class BD (USD), 5.00%, 01/15/37	45,000	47,187
Federal National Mortgage Association (USD), 2.75%, 12/29/14	40,000	40,178
Federal National Mortgage Association TBA
(USD), 5.00%, 05/25/40 (d)	290,000	300,150
(USD), 5.50%, 05/25/40 (d)	400,000	421,312
(USD), 6.50%, 05/25/40 (d)	800,000	864,875
Federal National Mortgage Association, Pool # 685200 (USD), 5.00%, 03/01/18	173,833	185,533
Federal National Mortgage Association, Pool # 868691 (USD), 6.00%, 04/01/36	133,201	142,202
Federal National Mortgage Association, Pool # 889273 (USD), 5.50%, 04/01/38	126,884	133,817
Federal National Mortgage Association, Pool # 889990 (USD), 5.50%, 09/01/38	82,983	87,517
Federal National Mortgage Association, Pool # 890206 (USD), 5.50%, 10/01/21	100,477	108,226
Federal National Mortgage Association, Pool # 930768 (USD), 4.00%, 03/01/29	61,728	62,154
Federal National Mortgage Association, Pool # 960128 (USD), 6.00%, 11/01/37	67,587	71,985
Federal National Mortgage Association, Pool # 966202 (USD), 6.00%, 12/01/37	108,830	115,912
Federal National Mortgage Association, Pool # 975100 (USD), 5.50%, 06/01/38	170,098	179,393
Federal National Mortgage Association, Pool # AD0921 (USD), 5.50%, 11/01/39	155,000	163,313
Federal National Mortgage Association, Series 2003-86, Class OE (USD), 5.00%, 03/25/32	85,000	90,002
Federal National Mortgage Association, Series 2005-101, Class ND (USD), 5.00%, 06/25/34	130,000	137,104
Federal National Mortgage Association, Series 2005-12, Class JE (USD), 5.00%, 09/25/33	60,000	63,326
Federal National Mortgage Association, Series 2005-51, Class ND (USD), 5.50%, 11/25/33	265,000	284,249
Federal National Mortgage Association, Series 2006-63, Class QE (USD), 5.50%, 11/25/32	110,000	118,808
Federal National Mortgage Association, Series 2008-94, Class TC (USD), 6.00%, 03/25/27	55,000	57,225
Federal National Mortgage Association, Series 2009-86, Class PC (USD), 5.00%, 03/25/37	130,000	136,877
Federal National Mortgage Association, Series 2010-48, Class UB (USD), 5.00%, 06/25/36	80,000	85,125
Federal National Mortgage Association, Series 2010-9, Class MD (USD), 5.00%, 02/25/38	40,000	41,707
Government National Mortgage Association, Series 2010-29, Class CB (USD), 5.00%, 12/20/38	45,000	47,787
Total U.S. Government Mortgage Backed Agencies		5,862,082

See accompanying notes to financial statements.

2010 Semiannual Report

11

Statement of Investments (continued)

April 30, 2010 (Unaudited)

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
U.S. TREASURY OBLIGATIONS (7.2%)
UNITED STATES (7.2%)
U.S. Treasury Bonds (USD), 4.38%, 11/15/39	$463,000	$451,425
U.S. Treasury Notes
(USD), 1.00%, 03/31/12	491,000	491,673
(USD), 1.75%, 04/15/13	998,000	1,005,485
(USD), 2.50%, 03/31/15	86,000	86,430
(USD), 3.25%, 03/31/17	658,000	664,169
(USD), 3.13%, 04/30/17	105,000	105,065
(USD), 3.63%, 02/15/20	233,000	232,308
Total U.S. Treasury Obligations		3,036,555
YANKEE DOLLARS (2.8%)
AUSTRALIA (0.2%)
Commercial Banks (0.2%)
National Australia Bank (USD), 3.75%, 03/02/15 (b)	100,000	102,119
CANADA (0.5%)
Electric Utilities (0.2%)
TransAlta Corp. (USD), 6.50%, 03/15/40	60,000	61,444
Oil, Gas & Consumable Fuels (0.3%)
Canadian Natural Resources (USD), 5.90%, 02/01/18	35,000	38,673
Cenovus Energy, Inc. (USD), 4.50%, 09/15/14 (b)	40,000	42,115
Petro-Canada (USD), 6.05%, 05/15/18	45,000	49,620
		191,852
HONG KONG (0.2%)
Commercial Services & Supplies (0.2%)
Hutchison Whampoa International Ltd. (USD), 4.63%, 09/11/15 (b)	90,000	93,379
ITALY (0.2%)
Diversified Telecommunication Services (0.2%)
Telecom Italia Capital SA (USD), 5.25%, 10/01/15	75,000	77,339
LUXEMBOURG (0.4%)
Diversified Financial Services (0.2%)
ENEL Finance International SA (USD), 5.70%, 01/15/13 (b)	75,000	81,338
Metals & Mining (0.2%)
ArcelorMittal (USD), 9.85%, 06/01/19	50,000	65,114
Wireless Telecommunication Services (0.0%)
Telcom Italia Capital SA (USD), 7.20%, 07/18/36	20,000	20,164
		166,616
NETHERLANDS (0.1%)
Diversified Financial Services (0.1%)
EDP Finance BV (USD), 6.00%, 02/02/18 (b)	50,000	50,114
SPAIN (0.2%)
Wireless Telecommunication Services (0.2%)
Telefonica Emisiones SAU (USD), 5.13%, 04/27/20	75,000	75,074

	Shares or Principal Amount	Value
SWEDEN (0.2%)
Commercial Banks (0.2%)
Svenska Handelsbanken AB (USD), 5.13%, 03/30/20 (b)	$100,000	$101,422
UNITED KINGDOM (0.8%)
Commercial Banks (0.7%)
Lloyds TSB Bank PLC (USD), 4.38%, 01/12/15 (c)	100,000	99,301
Royal Bank of Scotland PLC (The) (USD), 4.88%, 03/16/15	100,000	102,534
Standard Chartered PLC (USD), 3.85%, 04/27/15 (b)	100,000	100,490
		302,325
Electric Utilities (0.1%)
Western Power Distribution Holdings Ltd. (USD), 7.25%, 12/15/17 (b)	25,000	25,865
Total Yankee Dollars		1,186,105
Total Investments (Cost $39,568,023) (e)—94.3%		39,705,804

Other assets in excess of liabilities—5.7%		2,415,959
Net Assets—100.0%		$42,121,763

(a)	Variable or Floating Rate Security. Rate disclosed is as of April 30, 2010.
(b)	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined by Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of trustees.
(c)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely.
(d)	Mortgage Dollar Rolls
(e)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
AUD	Australian Dollar
CAD	Canadian Dollar
DKK	Danish Kroner
EMTN	Euro Medium Term Note
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
PLN	Polish Zloty
SEK	Swedish Krona
TBA	Securities purchased on a forward commitment basis with an appropriate principal amount and no definitive maturity date. The actual principal and maturity date will be determined upon settlement date.
USD	U.S. Dollar

See accompanying notes to financial statements.

Semiannual Report 2010

12

Statement of Investments (continued)

April 30, 2010 (Unaudited)

Aberdeen Global Fixed Income Fund

At April 30, 2010, the Fund held the following futures contracts:

Futures Contracts	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation/ (Depreciation)
Australian 10 Year Bond Future	10	06/16/10	$4,894
Australian 3 Year Bond Future	(26)	06/16/10	(373)
Euro-Bobl Future	(4)	06/09/10	(9,579)
Euro-Bond Future	(2)	06/09/10	(4,532)
Euro-Buxl Future	3	06/09/10	20,163
Japan Government10 Year Bond Future	9	06/10/10	2,716
U.S. Treasury 2 Year Note Future	(4)	07/01/10	(2,199)
U.S. Treasury 10 Year Note Future	7	06/22/10	14,854
			$25,944

At April 30, 2010, the Fund’s open forward foreign currency contracts were as follows:

Purchase/Sale		Amount Purchased		Amount Sold	Market Value	Unrealized Appreciation/ (Depreciation)
British Pound/United States Dollar settlement date 07/23/10	GBP	619,000	USD	947,271	$946,601	$(670)
settlement date 07/23/10	GBP	27,000	USD	41,316	41,290	(26)
Canadian Dollar/United States Dollar settlement date 07/23/10	CAD	184,000	USD	181,097	181,166	69
Czech Koruna/United States Dollar settlement date 07/23/10	CZK	950,000	USD	50,636	49,353	(1,283)
Danish Krone/United States Dollar settlement date 07/23/10	DKK	769,000	USD	139,028	137,532	(1,496)
Euro/United States Dollar settlement date 07/23/10	EUR	350,000	USD	472,865	466,054	(6,811)
Hungarian Forint/United States Dollar settlement date 07/23/10	HUF	9,260,000	USD	46,653	45,519	(1,134)
Japanese Yen/United States Dollar settlement date 07/23/10	JPY	47,605,000	USD	516,602	507,321	(9,281)
settlement date 07/23/10	JPY	7,930,000	USD	84,828	84,509	(319)
Korean Won/United States Dollar settlement date 06/09/10	KRW	465,000,000	USD	401,606	418,768	17,162
Malaysian Ringgit/United States Dollar settlement date 06/09/10	MYR	280,000	USD	82,489	87,811	5,322
Mexican Nuevo Peso/United States Dollar settlement date 07/23/10	MXN	1,637,000	USD	131,930	131,774	(156)
Norwegian Krone/United States Dollar settlement date 07/23/10	NOK	321,000	USD	54,007	54,217	210
Polish Zloty/United States Dollar settlement date 07/23/10	PLN	60,000	USD	20,573	20,239	(334)
Singapore Dollar/United States Dollar settlement date 07/23/10	SGD	166,000	USD	120,386	121,180	794
South African Rand/United States Dollar settlement date 07/23/10	ZAR	640,000	USD	84,682	85,510	828

See accompanying notes to financial statements.

2010 Semiannual Report

13

Statement of Investments (concluded)

April 30, 2010 (Unaudited)

Aberdeen Global Fixed Income Fund

Purchase/Sale		Amount Purchased		Amount Sold	Market Value	Unrealized Appreciation/ (Depreciation)
Swiss Franc/United States Dollar settlement date 07/23/10	CHF	325,000	USD	305,637	$302,439	$(3,198)
Taiwan Dollar/United States Dollar settlement date 06/09/10	TWD	5,420,000	USD	170,776	173,923	3,147
United States Dollar/Australian Dollar settlement date 07/23/10	USD	344,471	AUD	378,000	346,194	(1,723)
United States Dollar/Euro settlement date 07/23/10	USD	1,085,843	EUR	806,000	1,073,256	12,587
settlement date 07/23/10	USD	55,372	EUR	41,000	54,595	777
United States Dollar/Japanese Yen settlement date 07/23/10	USD	71,458	JPY	6,630,000	70,655	803
United States Dollar/New Zealand Dollar settlement date 07/23/10	USD	833,978	NZD	1,183,000	854,491	(20,513)
United States Dollar/Swedish Krona settlement date 07/23/10	USD	974,331	SEK	7,003,000	967,435	6,896
					$7,221,832	$1,651

At April 30, 2010, the Fund’s open forward foreign cross currency contracts were as follows:

Purchase/Sale		Amount Purchased		Amount Sold	Contract Value	Market Value	Net Unrealized Appreciation/ (Depreciation)
Euro/British Pound	EUR	233,360	GBP	312,642	$310,436	$310,738	$302
						$310,738	$302

See accompanying notes to financial statements.

Semiannual Report 2010

14

Aberdeen Tax-Free Income Fund (Unaudited)

The Aberdeen Tax-Free Income Fund (Class A shares at NAV) returned 2.97% for the semiannual period ended April 30, 2010, versus the 3.68% return of its benchmark, the Barclays Capital Municipal Bond Index. For broader comparison, the average return of the Fund’s Lipper peer category of General Municipal Debt Funds (consisting of 256 funds) was 3.70% for the period.

During the reporting period, U.S. Treasury securities and, to a slightly lesser degree, municipal bonds, experienced a volatile environment. Treasury yields reached their lows for the period at the end of November 2009, and after a subsequent upward trend, peaked in the beginning of April due to concerns about the U.S. budget deficit and future inflationary expectations. Yields moved sharply lower at the end of the month. This most recent decline resulted from perceived and real financial problems within the European Union countries, as investors sought the “safe haven” of the U.S. Treasury market. Municipal bonds generally tracked the directional moves in the Treasury market, but stayed within a narrower trading band. The municipal bond market continued to benefit from strong inflows. As had been the case during most of 2009, investors continued to move money out of low-yielding money market funds and into municipal securities over the semiannual period.

The Fund’s shorter duration relative to its benchmark, the Barclays Capital Municipal Bond Index, was the primary detractor from performance. Build America Bonds are taxable bonds issued by municipalities which have part of the interest payment subsidized by the U.S. Treasury. The strong presence of this new entrant in the fixed income markets, created by the American Recovery and Reinvestment Act in early 2009, had a significantly positive impact on the longest maturities in the municipal bond market. The scarcity of new issuance in the long end of the municipal yield curve caused that sector to outperform the short- and intermediate-term segments of the market.

Fund performance continued to benefit during the period from the high underlying credit quality of the bonds in the portfolio. The management team believes that these higher-credit-quality instruments may continue to contribute positively to the Fund’s longer-term performance during fixed income market downturns. The management team also believes that this focus on high-quality securities is supported by the negative reaction in the global equity markets and the lower-credit-quality sectors of the fixed income markets during the ongoing credit crisis in the European Union.

The management team opportunistically added high-quality, longer-dated securities to the portfolio during the period. Sales included bonds that were getting close to their first call dates. Management felt that, if these bonds were called by their issuers, the Fund’s performance might be hampered going forward.

Fund management maintains its emphasis on high-credit-quality bonds and retains the underweight duration relative to its benchmark, the Barclays Capital Municipal Bond Index. With the continuing uncertainty in the fixed income markets both in the U.S. and overseas, we feel that the Fund is effectively positioned to benefit in the current environment.

Portfolio Management:

Credit Suisse Asset Management, LLC, subadviser: Lori A. Cohane

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to interest rate risk, credit risk, prepayment and call risk.

Please read the prospectus for more detailed information regarding these risks.

2010 Semiannual Report

15

Aberdeen Tax-Free Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2010)		Six Months†		1 Yr.	5 Yr.	10 Yr.	Gross Expense Ratio*	Net Expense Ratio*
Class A	w/o SC	2.97%		7.20%	3.46%	4.82%	1.13%	0.93%
	w/SC4	(1.44%	)	2.61%	2.56%	4.37%
Class B2,9	w/o SC	2.49%		6.30%	2.66%	4.09%	1.88%	1.68%
	w/SC5	(2.51%	)	1.30%	2.31%	4.09%
Class C3,8,9	w/o SC	2.60%		6.42%	2.71%	4.11%	1.88%	1.68%
	w/SC6	1.60%		5.42%	2.71%	4.11%
Class D	w/o SC	3.10%		7.47%	3.71%	5.09%	0.88%	0.68%
	w/SC7	(1.50%	)	2.67%	2.77%	4.61%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

†	Not annualized.
*	As of March 1, 2010. The difference between gross and net operating expenses reflects contractual waivers in place at least through February 28, 2011. Please consult the Fund’s most recent prospectus for details.
1	Returns presented for the Fund for periods prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Returns prior to the introduction of Class B shares (September 4, 2003) is based on the performance of the Predecessor Fund’s Class X shares. Excluding the effects of any fee waivers or reimbursements, this performance is substantially similar to what Class B shares would have produced because all classes invest in the same portfolio of securities.
3	Returns prior to the introduction of Class C shares (September 4, 2003) is based on the performance of the Predecessor Fund’s Class D shares through March 1, 2001 and the Predecessor Fund’s Class Y shares from March 2, 2001 through September 4, 2003. Excluding the effects of any fee waivers or reimbursements, this performance is substantially similar to what Class C shares would have produced because all classes invest in the same portfolio of securities.
4	A 4.25% front-end sales charge was deducted.
5	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC starts at 5% during the 1st year and declines to 0% after 6 years and is not deducted from returns after 6 years.
6	A 1.00% CDSC was deducted from the six month and one year returns because it is charged when you sell Class C shares within the first year after purchase.
7	A 4.50% front-end sales charge was deducted.
8	A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
9	Performance has been adjusted to reflect difference in applicable sales charges, if any, for individual classes. Performance has not been adjusted to reflect different expense levels which, if reflected, may have resulted in higher or lower performance for a given share class.

Semiannual Report 2010

16

Aberdeen Tax-Free Income Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2010)

Comparative performance of $10,000 invested in Class D shares of the Aberdeen Tax-Free Income Fund, the Barclays Capital Municipal Bond Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2010. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Barclays Capital Municipal Bond Index is an unmanaged index of municipal bonds that gives a broad look at how the prices of municipal bonds have performed. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2010

Asset Allocation
Municipal Bonds	96.9%
Other assets in excess of liabilities	3.1%
100.0%

Top Holdings
Harris County Health Facilities Development Corp. Revenue Bonds (SCH Health Care System), Escrowed to Maturity, Series B	5.2%
Indiana Toll Road Commission Revenue Bonds, Escrowed to Maturity	5.2%
Pennsylvania Turnpike Commission Revenue Bonds, Series A	3.7%
Alabama 21st Century Authority Revenue Bonds	3.2%
University of California Revenue Bonds, Series Q	2.9%
State of Michigan General Obligation Unlimited Bonds, (Environmental Protection Program), Partially Prerefunded	2.3%
State of Texas General Obligation Unlimited Bonds (Transportation Commission-Mobility Fund)	2.3%
Fort Bend Independent School District General Obligation Unlimited Bonds, Escrowed to Maturity	2.2%
Municipal Electric Authority of Georgia Revenue Bonds, Series V	2.1%
New York State Dormitory Authority Revenue Bonds (State University Dormitory Facilities)	2.1%
Other	68.8%
100.0%

Top States
Texas	21.9%
California	9.3%
New York	7.3%
Alabama	7.3%
Massachusetts	7.0%
Washington	6.4%
Indiana	6.0%
Georgia	5.5%
Pennsylvania	5.4%
New Jersey	3.6%
Other	20.3%
100.0%

2010 Semiannual Report

17

Statement of Investments

April 30, 2010 (Unaudited)

Aberdeen Tax-Free Income Fund

	Shares or Principal Amount	Value
MUNICIPAL BONDS (96.9%)
Alabama (7.3%)
Alabama 21st Century Authority Revenue Bonds
5.75%, 12/01/15	$1,500,000	$1,548,555
5.50%, 12/01/21	4,000,000	3,972,800
Auburn University Revenue Bonds, Prerefunded, Series A, 5.50%, 06/01/18	1,685,000	1,776,276
City of Birmingham Revenue Bonds, Warrants, Series A, 4.75%, 01/01/29	1,750,000	1,664,583
		8,962,214
Arizona (1.7%)
City of Tempe General Obligation Unlimited Bonds, 5.00%, 07/01/22	1,900,000	2,092,983
California (9.3%)
California Educational Facilities Authority Revenue Bonds (California Institute of Technology), 5.00%, 11/01/39	1,000,000	1,066,910
Los Angeles Community College District General Obligation Unlimited Bonds, Series A, 5.50%, 08/01/25	1,000,000	1,114,840
Los Angeles County Sanitation Districts Financing Authority Revenue Bonds (Capital Project), Series A, 5.00%, 10/01/22	1,300,000	1,407,653
Portola Valley School District General Obligation Unlimited Bonds, 5.00%, 08/01/29	1,000,000	1,081,530
State of California General Obligation Unlimited Bonds, 5.00%, 03/01/26	2,000,000	2,034,200
State of California General Obligation Unlimited Bonds, Series A, 5.00%, 07/01/22	1,100,000	1,164,977
University of California Revenue Bonds, Series Q, 5.25%, 05/15/29	3,320,000	3,592,904
		11,463,014
Connecticut (1.8%)
City of Hartford General Obligation Unlimited Bonds, Series A
5.00%, 08/15/15	100,000	114,359
5.00%, 08/15/16	1,870,000	2,138,812
		2,253,171
Florida (0.9%)
Florida State Board of Education General Obligation Unlimited Bonds (Public Education), Series D, 5.75%, 06/01/22	1,050,000	1,064,669
Georgia (5.5%)
Cherokee County General Obligation Unlimited Bonds, 5.00%, 04/01/21	500,000	566,350
Forsyth County General Obligation Unlimited Bonds, Series A, 5.00%, 03/01/28	100,000	109,389
Georgia Local Government Certificate of Participation, (Grantor Trust), Series A, 4.75%, 06/01/28	962,000	872,813

	Shares or Principal Amount	Value
Municipal Electric Authority of Georgia Revenue Bonds, Escrowed to Maturity, Series V, 6.60%, 01/01/18	$465,000	$555,768
Municipal Electric Authority of Georgia Revenue Bonds, Prerefunded, Series V, 6.60%, 01/01/18	55,000	63,452
Municipal Electric Authority of Georgia Revenue Bonds, Series V, 6.60%, 01/01/18	2,230,000	2,599,890
Private Colleges & Universities Authority Revenue Bonds (Emory University Project), Series C, 5.00%, 09/01/17	380,000	437,429
Private Colleges & Universities Authority Revenue Bonds (Mercer University Project), Series A, 5.25%, 10/01/25	1,500,000	1,500,525
		6,705,616
Illinois (1.9%)
Illinois Finance Authority Revenue Bonds (University of Chicago), Series A, 5.00%, 07/01/27	1,165,000	1,211,402
Illinois State Toll Highway Authority Revenue Bonds, Prerefunded, Sr. Priority, Series A-2, 5.00%, 01/01/27	1,000,000	1,160,970
		2,372,372
Indiana (6.0%)
Ball State University Revenue Bonds, Prerefunded, Student Fee, Series J, 6.20%, 07/01/20	1,000,000	1,019,000
Indiana Toll Road Commission Revenue Bonds, Escrowed to Maturity, 9.00%, 01/01/15	5,335,000	6,392,717
		7,411,717
Louisiana (1.9%)
East Baton Rouge Parish Sales Tax Revenue Bonds, (Road & Street Improvement), 5.00%, 08/01/24	540,000	577,460
Tobacco Settlement Financing Corp. Revenue Bonds, Asset-Backed, Series 2001B, 5.88%, 05/15/39	1,750,000	1,685,197
		2,262,657
Massachusetts (7.0%)
Commonwealth of Massachusetts General Obligation Limited Bonds, Consumer Loan, Series D, 5.50%, 08/01/19	1,000,000	1,188,820
Commonwealth of Massachusetts General Obligation Unlimited Bonds, Series D
5.50%, 10/01/16	1,000,000	1,177,180
5.50%, 10/01/18	2,000,000	2,373,880
Massachusetts Health & Educational Facilities Authority Revenue Bonds (Amherst College), Series K-2, 2.75%, 11/01/38	1,000,000	1,033,230
Massachusetts Health & Educational Facilities Authority Revenue Bonds (Massachusetts Institute of Technology), Series A, 5.00%, 07/01/38	1,000,000	1,057,180

See accompanying notes to financial statements.

Semiannual Report 2010

18

Statement of Investments (continued)

April 30, 2010 (Unaudited)

Aberdeen Tax-Free Income Fund

	Shares or Principal Amount	Value
Massachusetts Health & Educational Facilities Authority Revenue Bonds (Tufts University), Series M, 5.25%, 02/15/22	$1,500,000	$1,762,605
		8,592,895
Michigan (3.1%)
Grand Rapids Building Authority General Obligation Limited Bonds, 5.00%, 08/01/20	900,000	973,224
State of Michigan General Obligation Unlimited Bonds, (Environmental Protection Program), Partially Prerefunded, 6.25%, 11/01/12	2,715,000	2,872,334
		3,845,558
Minnesota (0.5%)
University of Minnesota Revenue Bonds, Series A, 5.25%, 04/01/29	500,000	549,170
Mississippi (0.9%)
Mississippi Development Bank Special Obligation Revenue Bonds (Jackson Public School District), 5.50%, 04/01/22	1,000,000	1,131,150
Missouri (0.9%)
County of Jackson Revenue Bonds, Series A, 5.50%, 12/01/12	1,090,000	1,131,485
New Hampshire (1.8%)
New Hampshire Health & Educational Facilities Authority Revenue Bonds (Dartmouth College), 5.25%, 06/01/39	1,000,000	1,084,790
New Hampshire Health & Educational Facilities Authority Revenue Bonds (University System), Series A, 5.00%, 07/01/23	1,000,000	1,062,580
		2,147,370
New Jersey (3.6%)
New Jersey Economic Development Authority Revenue Bonds, Series BB, 5.25%, 09/01/24	2,000,000	2,192,840
New Jersey State Turnpike Authority Revenue Bonds, Escrowed to Maturity, Series C, 6.50%, 01/01/16	790,000	926,805
New Jersey State Turnpike Authority Revenue Bonds, Series C, 6.50%, 01/01/16	155,000	182,754
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series A, 5.75%, 06/15/17	1,000,000	1,145,260
		4,447,659
New York (7.3%)
Nassau County General Obligation Unlimited Bonds, Series F, 5.00%, 10/01/17	750,000	852,660
New York City Transitional Finance Authority Revenue Bonds, Prerefunded, Series B
5.75%, 11/15/19	795,000	804,166
5.75%, 11/15/19	205,000	207,364
New York City Transitional Finance Authority Revenue Bonds, Series D, 5.00%, 02/01/23	2,000,000	2,117,860
New York Local Government Assistance Corp. Revenue Bonds, Series E, 6.00%, 04/01/14	965,000	1,087,130

	Shares or Principal Amount	Value
New York State Dormitory Authority Revenue Bonds (State University Dormitory Facilities), 5.00%, 07/01/39	$2,500,000	$2,564,475
New York State Dormitory Authority Revenue Bonds (State University Educational Facilities 3rd Generation), Series A, 5.50%, 05/15/23	1,160,000	1,328,966
		8,962,621
North Carolina (0.3%)
North Carolina Housing Finance Agency Revenue Bonds, (Single Family), Series AA, 6.25%, 03/01/17	370,000	370,037
Pennsylvania (5.4%)
Pennsylvania State Higher Educational Facilities Authority Revenue Bonds (University of Pennsylvania), Series A, 5.00%, 09/01/19	800,000	927,832
Pennsylvania Turnpike Commission Revenue Bonds, Series A, 5.25%, 07/15/29	4,100,000	4,599,503
Unionville-Chadds Ford School District General Obligation Limited Bonds, Series A, 5.00%, 06/01/22	1,000,000	1,119,840
		6,647,175
South Carolina (1.5%)
City of Greenville Revenue Bonds, 5.25%, 02/01/16	1,685,000	1,810,246
Texas (21.9%)
City of Houston General Obligation Limited Bonds (Public Improvement), Series A, 5.00%, 03/01/30	1,575,000	1,668,193
City of Houston General Obligation Limited Bonds (Public Improvement), Series A-1, 5.00%, 03/01/19	2,000,000	2,159,220
City of Houston Revenue Bonds, Series A, 5.25%, 05/15/20	1,500,000	1,637,250
City of San Antonio Revenue Bonds, 5.00%, 05/15/25	1,000,000	1,042,870
City of Wichita Falls Revenue Bonds, Prerefunded, 5.38%, 08/01/19	2,000,000	2,120,760
Dallas Area Rapid Transit Revenue Bonds, 5.00%, 12/01/36	2,000,000	2,086,340
Fort Bend Independent School District General Obligation Unlimited Bonds, Escrowed to Maturity, 5.00%, 02/15/18	2,300,000	2,686,354
Harris County Health Facilities Development Corp. Revenue Bonds (SCH Health Care System), Escrowed to Maturity, Series B, 5.75%, 07/01/27	5,325,000	6,418,649
Lower Colorado River Authority Revenue Bonds, Escrowed to Maturity, 6.00%, 01/01/17	1,245,000	1,497,909
State of Texas General Obligation Unlimited Bonds (Transportation Commission-Mobility Fund), 5.00%, 04/01/20	2,500,000	2,789,875
State of Texas General Obligation Unlimited Bonds (Water Financial Assistance), Series C, 5.25%, 08/01/18	1,050,000	1,232,994

See accompanying notes to financial statements.

2010 Semiannual Report

19

Statement of Investments (concluded)

April 30, 2010 (Unaudited)

Aberdeen Tax-Free Income Fund

	Shares or Principal Amount	Value
State of Texas Transportation Commission Revenue Bonds, 5.00%, 04/01/27	$1,500,000	$1,611,210
		26,951,624
Washington (6.4%)
City of Seattle Revenue Bonds, 5.00%, 02/01/26	1,000,000	1,084,630
City of Seattle Seattle Municipal Light & Power Revenue Bonds, 4.50%, 08/01/19	1,000,000	1,047,470
County of King General Obligation Limited Bonds, 5.00%, 01/01/25	2,000,000	2,202,680
State of Washington General Obligation Unlimited Bonds, Series D, 5.00%, 01/01/24	1,250,000	1,344,725
State of Washington General Obligation Unlimited Bonds, Series R-2010A, 5.00%, 01/01/22	2,000,000	2,228,600
		7,908,105
Total Municipal Bonds		119,083,508
Total Investments (Cost $112,361,937) (a)—96.9%		119,083,508

Other assets in excess of liabilities—3.1%		3,861,143
Net Assets—100.0%		$122,944,651

(a)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.

Distribution of investments, as a percentage of securities at value, is as follows:

Industry	Percent	Value
Prerefunded Securities/Escrowed to Maturity	24.0%	$28,502,524
General Obligation	23.1%	27,517,433
Colleges and Universities	15.7%	18,728,484
Tobacco	4.6%	5,521,355
Highway & Street Construction	4.3%	5,176,963
Finance, Taxation, & Monetary Policies	4.1%	4,917,203
Combination Utility Services	3.1%	3,647,360
Regulation, Administration of Transportation	2.9%	3,414,354
Economic Development Revenue	2.8%	3,357,817
Water & Sewer	2.8%	3,301,833
Administration of General Economic Program	2.4%	2,849,735
Educational Services	1.8%	2,201,370
Water Supply	1.5%	1,810,246
Asset Back Securities	1.4%	1,685,198
Transportation Services	1.4%	1,611,210
Nursing and Personal Care Facilities	1.0%	1,211,402
Amusement & Recreation Services	1.0%	1,131,485
Water, Sewer, and Utility Lines	0.9%	1,084,630
Air, Water & Solid Waste Management	0.9%	1,042,870
Housing Programs	0.3%	370,037
	100%	$119,083,508

See accompanying notes to financial statements.

Semiannual Report 2010

20

Statements of Assets and Liabilities (Unaudited)

April 30, 2010

	Aberdeen Global Fixed Income Fund	Aberdeen Tax-Free Income Fund
Assets:
Investments, at value (cost $39,568,023; $112,361,937)	$39,705,804	$119,083,508
Cash	3,289,901	3,352,007
Cash collateral pledged for futures	129,729	–
Foreign currency, at value (cost $308,825; $0)	310,055	–
Unrealized appreciation on forward foreign currency contracts	48,897	–
Interest and dividends receivable	446,803	1,834,664
Receivable for capital shares issued	12,948	280,669
Receivable for investments sold	1,396,623	–
Receivable from adviser	13,570	–
Receivable for variation margin on futures contracts	1,791	–
Prepaid expenses and other assets	25,709	38,283

Total Assets	45,381,830	124,589,131

Liabilities:
Unrealized depreciation on forward foreign currency contracts	46,944	–
Payable for investments purchased	3,101,162	1,071,870
Distributions payable	–	372,949
Payable for capital shares redeemed	35,677	21,971
Accrued expenses and other payables:
Investment advisory fees	34,820	68,201
Administration fees	877	2,542
Fund accounting and transfer agent fees	19,652	42,451
Distribution fees	1,467	5,256
Administrative services fees	730	–
Printing fees	6,695	24,776
Legal fees	2,243	10,852
Trustee fees	1,019	4,926
Custodian fees	5,364	2,226
Compliance program costs	341	1,647
Other	3,076	14,813

Total Liabilities	3,260,067	1,644,480

Net Assets	$42,121,763	$122,944,651

Represented by:
Capital	$48,722,272	$116,266,465
Accumulated net investment loss	(833,899)	(124,508)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(5,918,667)	81,123
Net unrealized appreciation on investments, forwards and translation of assets and liabilities denominated in foreign currencies	126,113	6,721,571
Net unrealized appreciation on futures	25,944	–

Net Assets	$42,121,763	$122,944,651

Net Assets:
Class A Shares	$3,557,538	$9,215,395
Class B Shares	–	837,143
Class C Shares	1,089,917	3,032,106
Class D Shares	–	109,860,007
Institutional Service Class Shares	37,455,540	–
Institutional Class Shares	18,768	–

Total	$42,121,763	$122,944,651

Amounts listed as “–” are zero or have been rounded to zero.

See accompanying notes to financial statements.

2010 Semiannual Report

21

Statements of Assets and Liabilities (Unaudited) (concluded)

April 30, 2010

	Aberdeen Global Fixed Income Fund	Aberdeen Tax-Free Income Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	351,103	905,221
Class B Shares	–	82,276
Class C Shares	108,004	298,554
Class D Shares	–	10,794,614
Institutional Service Class Shares	3,689,047	–
Institutional Class Shares	1,847	–

Total	4,150,001	12,080,665

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.13	$10.18
Class B Shares (a)	$–	$10.17
Class C Shares (b)	$10.09	$10.16
Class D Shares	$–	$10.18
Institutional Service Class Shares	$10.15	$–
Institutional Class Shares	$10.16	$–
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.58	$10.63
Class D Shares	$–	$10.66
Maximum Sales Charge:
Class A Shares	4.25%	4.25%
Class D Shares	N/A	4.50%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2010

22

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2010

	Aberdeen Global Fixed Income Fund	Aberdeen Tax-Free Income Fund
INVESTMENT INCOME:
Dividend income	$7,229	$–
Interest income	810,007	2,734,557
Foreign tax withholding	(3,715)	–

Total Income	813,521	2,734,557

Expenses:
Investment advisory fees	219,775	261,037
Administration fees	5,902	16,470
Fund accounting and transfer agent fees	51,522	74,427
Distribution fees Class A	4,876	11,244
Distribution fees Class B	–	4,638
Distribution fees Class C	4,479	17,314
Administrative services fees Class A	5	14
Administrative services fees Institutional Service Class	622	–
Registration and filing fees	13,342	24,979
Printing fees	9,814	22,225
Trustee fees	1,787	5,483
Compliance program costs	1,099	3,359
Custodian fees	12,144	3,670
Legal fees	4,464	13,989
Other	11,586	24,936

Total expenses before reimbursed/waived expenses	341,417	483,785

Earnings credit (Note 2)	(107)	(134)
Expenses reimbursed	(123,186)	(32,840)

Net Expenses	218,124	450,811

Net Investment Income	595,397	2,283,746

REALIZED/UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
Realized gain on investment transactions	552,757	248,740
Realized loss on futures transactions	(27,542)	–
Realized gain on foreign currency transactions	1,684,973	–

Net realized gain (loss) from investments, futures and foreign currency transactions	2,210,188	248,740

Net change in unrealized appreciation/depreciation from investment transactions	(3,188,398)	1,171,608
Net change in unrealized appreciation from futures transactions	42,048	–
Net change in unrealized depreciation from foreign currency transactions	(21,209)	–

Net change in unrealized appreciation/depreciation from investments, futures, and translation of assets and liabilities in foreign currencies	(3,167,559)	1,171,608

Net realized/unrealized gain (loss) from investments, futures and foreign currency transactions	(957,371)	1,420,348

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(361,974)	$3,704,094

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2010 Semiannual Report

23

Statements of Changes in Net Assets

	Aberdeen Global Fixed Income Fund			Aberdeen Tax-Free Income Fund
	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009		Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$595,397	$1,378,333		$2,283,746	$5,136,646
Net realized gain (loss) from investments, futures and foreign currency transactions	2,210,188	464,796		248,740	(167,617)
Net change in unrealized appreciation/depreciation from investments, futures and translation of assets and liabilities denominated in foreign currencies	(3,167,559)	7,799,963		1,171,608	8,808,720

Change in net assets resulting from operations	(361,974)	9,643,092		3,704,094	13,777,749

Distributions to Shareholders From:
Net investment income:
Class A	(74,708)	(286,043)		(158,330)	(346,951)
Class B	–	–		(12,868)	(31,163)
Class C	(13,870)	(59,118)		(48,369)	(129,012)
Class D	–	–		(2,064,179)	(4,622,482)
Class X(a)	–	–		–	(6,685)
Class Y(a)	–	–		–	(324)
Adviser Class(b)	–	(729)		–	–
Institutional Service Class(c)	(772,270)	(3,098,601)		–	–
Institutional Class	(102)	(16	)(d)	–	–

Change in net assets from shareholder distributions	(860,950)	(3,444,507)		(2,283,746)	(5,136,617)

Change in net assets from capital transactions	(1,692,569)	(7,859,691)		(2,748,486)	(6,082,393)

Change in net assets	(2,915,493)	(1,661,106)		(1,328,138)	2,558,739

Net Assets:
Beginning of period	45,037,256	46,698,362		124,272,789	121,714,050

End of period	$42,121,763	$45,037,256		$122,944,651	$124,272,789

Accumulated net investment loss at end of period	$(833,899)	$(568,346)		$(124,508)	$(124,508)

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2010

24

Statements of Changes in Net Assets (continued)

	Aberdeen Global Fixed Income Fund		Aberdeen Tax-Free Income Fund
	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$765,536	$1,507,700	$343,983	$3,096,198
Dividends reinvested	57,702	200,543	108,122	249,269
Cost of shares redeemed(e)	(979,152)	(2,416,183)	(363,609)	(2,602,949)

Total Class A	(155,914)	(707,940)	88,496	742,518

Class B Shares
Proceeds from shares issued	–	–	19,204	304,969
Dividends reinvested	–	–	7,317	18,480
Cost of shares redeemed(e)	–	–	(187,058)	(291,164)

Total Class B	–	–	(160,537)	32,285

Class C Shares
Proceeds from shares issued	351,300	415,705	118,986	2,020,522
Dividends reinvested	5,062	30,400	10,840	35,738
Cost of shares redeemed(e)	(156,651)	(296,028)	(1,040,107)	(1,457,804)

Total Class C	199,711	150,077	(910,281)	598,456

Class D Shares
Proceeds from shares issued	–	–	951,312	12,572,951
Proceeds from Conversion of Class X and Class Y shares(a)	–	–	–	1,723,405
Dividends reinvested	–	–	1,569,816	4,823,545
Cost of shares redeemed(e)	–	–	(4,287,292)	(24,493,387)

Total Class D	–	–	(1,766,164)	(5,373,486)

Class X Shares(a)
Proceeds from shares issued	–	–	–	2,203
Dividends reinvested	–	–	–	6,472
Cost of shares redeemed(e)	–	–	–	(362,925)
Cost of shares converted to Class D shares	–	–	–	(1,641,514)

Total Class X	–	–	–	(1,995,764)

Class Y Shares(a)
Proceeds from shares issued	–	–	–	–
Dividends reinvested	–	–	–	324
Cost of shares redeemed(e)	–	–	–	(4,835)
Cost of shares converted to Class D shares	–	–	–	(81,891)

Total Class Y	–	–	–	(86,402)

Adviser Class Shares(b)
Proceeds from shares issued	–	934	–	–
Dividends reinvested	–	729	–	–
Cost of shares redeemed	–	–	–	–
Cost of shares converted to Institutional Service Class shares	–	(12,842)	–	–

Total Advisor Class Shares	–	(11,179)	–	–

Institutional Service Class Shares(c)
Proceeds from shares issued	2,213,195	7,541,073	–	–
Proceeds from conversion of Advisor Class Shares	–	12,842	–	–
Dividends reinvested	727,566	3,002,563	–	–
Cost of shares redeemed(e)	(4,690,704)	(17,852,154)	–	–

Total Institutional Service Class	(1,749,943)	(7,295,676)	–	–

Institutional Class Shares
Proceeds from shares issued	13,487	5,013 (d)	–	–
Dividends reinvested	90	14 (d)	–	–
Cost of shares redeemed(e)	–	– (d)	–	–

Total Institutional Class	13,577	5,027 (d)	–	–

Change in net assets from capital transactions:	$(1,692,569)	$(7,859,691)	$(2,748,486)	$(6,082,393)

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2010 Semiannual Report

25

Statements of Changes in Net Assets (concluded)

	Aberdeen Global Fixed Income Fund		Aberdeen Tax-Free Income Fund
	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009

SHARE TRANSACTIONS:
Class A Shares
Issued	73,138	159,932	33,881	318,350
Reinvested	5,631	21,384	10,657	25,461
Redeemed	(94,938)	(252,940)	(35,863)	(268,589)

Total Class A Shares	(16,169)	(71,624)	8,675	75,222

Class B Shares
Issued	–	–	1,891	31,555
Reinvested	–	–	722	1,892
Redeemed	–	–	(18,461)	(29,946)

Total Class B Shares	–	–	(15,848)	3,501

Class C Shares
Issued	34,599	42,925	11,747	209,861
Reinvested	496	3,260	1,071	3,654
Redeemed	(15,342)	(31,446)	(102,717)	(146,814)

Total Class C Shares	19,753	14,739	(89,899)	66,701

Class D Shares
Issued	–	–	93,962	260,793
Issued in conversion of Class X and Class Y shares(a)	–	–	–	35,748
Reinvested	–	–	154,830	360,369
Redeemed	–	–	(422,819)	(1,225,013)

Total Class D Shares	–	–	(174,027)	(568,103)

Class X Shares(a)
Issued	–	–	–	22
Reinvested	–	–	–	675
Redeemed	–	–	–	(34,680)
Redeemed in conversion to Class D shares(a)	–	–	–	(156,857)

Total Class X Shares	–	–	–	(190,840)

Class Y Shares(a)
Issued	–	–	–	–
Reinvested	–	–	–	35
Redeemed	–	–	–	(491)
Redeemed in conversion to Class D shares(a)	–	–	–	(8,313)

Total Class Y Shares	–	–	–	(8,769)

Adviser Class Shares(b)
Issued	–	116	–	–
Reinvested	–	71	–	–
Redeemed	–	–	–	–
Redeemed in conversion to Institutional Service Class	–	(1,315)	–	–

Total Advisor Class	–	(1,128)	–	–

Institutional Service Class Shares(c)
Issued	213,429	801,920	–	–
Issued in conversion of Advisor Class Shares	–	1,315	–	–
Reinvested	70,890	319,846	–	–
Redeemed	(454,943)	(1,888,661)	–	–

Total Institutional Service Class Shares	(170,624)	(765,580)	–	–

Institutional Class Shares
Issued	1,336	501 (d)	–	–
Reinvested	9	1 (d)	–	–
Redeemed	–	– (d)	–	–

Total Institutional Class Shares	1,345	502 (d)	–	–

Total change in shares:	(165,695)	(823,091)	(271,099)	(622,288)

(a)	Effective November 28, 2008, all Class X shares and Class Y shares were converted into Class D shares, and the Fund ceased offering Class X and Class Y shares.
(b)	Effective July 20, 2009, Adviser Class shares were converted into Institutional Service Class shares, and the Fund ceased offering Advisor Class shares.
(c)	Formerly the Common Class shares.
(d)	For the period July 20, 2009 (commencement of operations) to October 31, 2009.
(e)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2010

26

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Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Fixed Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2010*	$10.42	$0.13	$(0.23)	$(0.10)	$(0.19)	$(0.19)	$10.13
Year Ended October 31, 2009	9.08	0.26	1.76	2.02	(0.68)	(0.68)	10.42
Year Ended October 31, 2008	10.27	0.33	(0.96)	(0.63)	(0.56)	(0.56)	9.08
Year Ended October 31, 2007	9.78	0.31	0.40	0.71	(0.22)	(0.22)	10.27
Year Ended October 31, 2006	9.57	0.27	0.12	0.39	(0.18)	(0.18)	9.78
Year Ended October 31, 2005	10.41	0.23	(0.33)	(0.10)	(0.74)	(0.74)	9.57
Class C Shares
Six Months Ended April 30, 2010*	10.38	0.09	(0.22)	(0.13)	(0.16)	(0.16)	10.09
Year Ended October 31, 2009	9.07	0.19	1.75	1.94	(0.63)	(0.63)	10.38
Year Ended October 31, 2008	10.25	0.24	(0.94)	(0.70)	(0.48)	(0.48)	9.07
Year Ended October 31, 2007	9.77	0.23	0.40	0.63	(0.15)	(0.15)	10.25
Year Ended October 31, 2006	9.57	0.20	0.11	0.31	(0.11)	(0.11)	9.77
Period Ended October 31, 2005(g)	10.12	0.07	(0.57)	(0.50)	(0.05)	(0.05)	9.57
Institutional Service Class Shares(h)
Six Months Ended April 30, 2010*	10.44	0.14	(0.23)	(0.09)	(0.20)	(0.20)	10.15
Year Ended October 31, 2009	9.09	0.29	1.76	2.04	(0.69)	(0.69)	10.44
Year Ended October 31, 2008	10.27	0.35	(0.95)	(0.60)	(0.58)	(0.58)	9.09
Year Ended October 31, 2007	9.79	0.33	0.40	0.73	(0.25)	(0.25)	10.27
Year Ended October 31, 2006	9.58	0.30	0.11	0.41	(0.20)	(0.20)	9.79
Year Ended October 31, 2005	10.42	0.27	(0.34)	(0.07)	(0.77)	(0.77)	9.58
Institutional Class Shares
Six Months Ended April 30, 2010*	10.45	0.14	(0.23)	(0.09)	(0.20)	(0.20)	10.16
Period Ended October 31, 2009(i)	9.80	0.07	0.63	0.70	(0.05)	(0.05)	10.45

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2010

28

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Fixed Income Fund (concluded)

	Ratios/Supplemental Data

Total Return (b) (c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

(0.94%)	$3,558	1.20%	2.50%	1.76%	128.29%
23.12%	3,827	1.23%	2.69%	2.04%	186.07%
(6.63%)	3,986	1.20%	3.17%	2.00%	62.00%
7.42%	5,120	1.20%	3.13%	1.90%	138.00%
4.13%	6,188	1.20%	2.82%	1.86%	79.00%
(1.32%)	15,788	1.20%	2.41%	1.84%	230.00%

(1.24%)	1,090	1.95%	1.75%	2.51%	128.29%
22.17%	916	1.95%	1.95%	2.76%	186.07%
(7.25%)	667	1.95%	2.42%	2.75%	62.00%
6.53%	637	1.95%	2.38%	2.65%	138.00%
3.27%	772	1.95%	2.07%	2.61%	79.00%
(4.93%)	745	1.93%	1.37%	2.57%	230.00%

(0.84%)	37,456	0.95%	2.75%	1.51%	128.29%
23.42%	40,289	0.95%	3.01%	1.77%	186.07%
(6.29%)	42,034	0.95%	3.42%	1.74%	62.00%
7.57%	57,151	0.95%	3.37%	1.65%	138.00%
4.38%	81,638	0.95%	3.07%	1.61%	79.00%
(1.07%)	114,697	0.95%	2.66%	1.59%	230.00%

(0.84%)	19	0.95%	2.66%	1.50%	128.29%
7.12%	5	0.95%	2.44%	1.44%	186.07%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from April 29, 2005 (commencement of operations) through October 31, 2005.
(h)	Formerly Common Class shares.
(i)	For the period from July 20, 2009 (commencement of operations) through October 31, 2009.

2010 Semiannual Report

29

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Tax-Free Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2010*	$10.06	$0.18	$0.12	$0.30	$(0.18)	$–	$(0.18)	$10.18
Year Ended October 31, 2009	9.38	0.39	0.68	1.07	(0.39)	–	(0.39)	10.06
Year Ended October 31, 2008	10.23	0.41	(0.72)	(0.31)	(0.41)	(0.13)	(0.54)	9.38
Year Ended October 31, 2007	10.50	0.43	(0.25)	0.18	(0.43)	(0.02)	(0.45)	10.23
Year Ended October 31, 2006	10.49	0.43	0.01	0.44	(0.43)	–	(0.43)	10.50
Year Ended October 31, 2005	10.67	0.39	(0.18)	0.21	(0.39)	–	(0.39)	10.49
Class B Shares
Six Months Ended April 30, 2010*	10.06	0.14	0.11	0.25	(0.14)	–	(0.14)	10.17
Year Ended October 31, 2009	9.38	0.31	0.68	0.99	(0.31)	–	(0.31)	10.06
Year Ended October 31, 2008	10.22	0.34	(0.71)	(0.37)	(0.34)	(0.13)	(0.47)	9.38
Year Ended October 31, 2007	10.50	0.35	(0.26)	0.09	(0.35)	(0.02)	(0.37)	10.22
Year Ended October 31, 2006	10.48	0.35	0.02	0.37	(0.35)	–	(0.35)	10.50
Year Ended October 31, 2005	10.67	0.32	(0.20)	0.12	(0.31)	–	(0.31)	10.48
Class C Shares
Six Months Ended April 30, 2010*	10.04	0.14	0.12	0.26	(0.14)	–	(0.14)	10.16
Year Ended October 31, 2009	9.36	0.31	0.68	0.99	(0.31)	–	(0.31)	10.04
Year Ended October 31, 2008	10.20	0.34	(0.71)	(0.37)	(0.34)	(0.13)	(0.47)	9.36
Year Ended October 31, 2007	10.48	0.35	(0.26)	0.09	(0.35)	(0.02)	(0.37)	10.20
Year Ended October 31, 2006	10.46	0.35	0.02	0.37	(0.35)	–	(0.35)	10.48
Year Ended October 31, 2005	10.64	0.32	(0.19)	0.13	(0.31)	–	(0.31)	10.46
Class D Shares
Six Months Ended April 30, 2010*	10.06	0.19	0.12	0.31	(0.19)	–	(0.19)	10.18
Year Ended October 31, 2009	9.38	0.41	0.68	1.09	(0.41)	–	(0.41)	10.06
Year Ended October 31, 2008	10.23	0.44	(0.72)	(0.28)	(0.44)	(0.13)	(0.57)	9.38
Year Ended October 31, 2007	10.50	0.45	(0.25)	0.20	(0.45)	(0.02)	(0.47)	10.23
Year Ended October 31, 2006	10.48	0.46	0.02	0.48	(0.46)	–	(0.46)	10.50
Year Ended October 31, 2005	10.67	0.42	(0.19)	0.23	(0.42)	–	(0.42)	10.48

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2010

30

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Tax-Free Income Fund (concluded)

		Ratios/Supplemental Data

Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

2.97%	$9,215	0.93%	3.52%	0.98%	2.98%
11.55%	9,023	0.92%	3.93%	1.11%	39.66%
(3.22%)	7,707	0.96%	4.10%	1.02%	8.07%
1.72%	8,251	0.93%	4.13%	0.93%	39.25%
4.30%	8,714	0.95%	4.12%	0.95%	1.91%
1.98%	10,054	0.98%	3.67%	0.98%	3.70%

2.49%	837	1.68%	2.78%	1.74%	2.98%
10.71%	987	1.68%	3.18%	1.87%	39.66%
(3.84%)	887	1.70%	3.38%	1.78%	8.07%
0.87%	668	1.68%	3.38%	1.68%	39.25%
3.52%	792	1.70%	3.37%	1.70%	1.91%
1.19%	602	1.73%	2.90%	1.73%	3.70%

2.60%	3,032	1.68%	2.80%	1.74%	2.98%
10.74%	3,900	1.68%	3.17%	1.87%	39.66%
(3.85%)	3,012	1.70%	3.40%	1.79%	8.07%
0.87%	1,470	1.68%	3.38%	1.68%	39.25%
3.53%	1,207	1.70%	3.38%	1.70%	1.91%
1.30%	1,211	1.73%	2.91%	1.73%	3.70%

3.10%	109,860	0.68%	3.77%	0.73%	2.98%
11.81%	110,362	0.68%	4.19%	0.88%	39.66%
(2.96%)	108,236	0.70%	4.37%	0.76%	8.07%
1.97%	127,774	0.68%	4.37%	0.68%	39.25%
4.56%	145,553	0.70%	4.37%	0.70%	1.91%
2.24%	162,139	0.72%	3.92%	0.72%	3.70%

(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

2010 Semiannual Report

31

Notes to Financial Statements

April 30, 2010 (Unaudited)

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of April 30, 2010, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of April 30, 2010, the Trust operated twenty-one (21) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the two (2) funds listed below (each, a “Fund”; collectively, the “Funds”):

–	Aberdeen Global Fixed Income Fund (“Global Fixed Income”)
–	Aberdeen Tax-Free Income Fund (“Tax-Free Income”)

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value as reported by such company.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees. In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers. Short-term debt securities of sufficient credit quality such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates fair value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. In addition, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time. Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

In accordance with Accounting Standards Codifications 820 “Fair Value Measurements and Disclosures” (“ASC 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. The valuation techniques utilized by the Funds maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

• Level 1- quoted prices in active markets for identical assets

• Level 2- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3- significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Semiannual Report 2010

32

Notes to Financial Statements (continued)

April 30, 2010 (Unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each of the Funds’ investments as of April 30, 2010:

	LEVEL 1–Quoted Prices ($)*	LEVEL 2–Other Significant Observable Inputs ($)*	Total ($)
Aberdeen Global Fixed Income Fund
Investments in Securities
Asset Backed Securities	–	909,781	909,781
Mortgage Backed Securities	–	2,236,283	2,236,283
Corporate Bonds	–	4,824,501	4,824,501
Convertible Corporate Bonds	–	46,184	46,184
Covered Bonds	–	1,155,392	1,155,392
Foreign Non-Government Bonds	–	6,457,493	6,457,493
Municipal Bonds	–	283,077	283,077
Other Domestic Government Bonds	–	13,708,351	13,708,351
U.S. Government Mortgage Backed Agencies	–	5,862,082	5,862,082
U.S. Treasury Obligations	–	3,036,555	3,036,555
Yankee Dollars	–	1,186,105	1,186,105
Other Financial Instruments
Future Contracts	25,944	–	25,944
Forward Foreign Currency Contracts	–	1,953	1,953

	25,944	39,707,757	39,733,701

Aberdeen Tax-Free Income Fund
Investments in Securities
Municipal Bonds	–	119,083,508	119,083,508

	–	119,083,508	119,083,508

Amounts listed as “–” are $0 or round to $0.

*	At April 30, 2010, there were no significant transfers in or out of Level 1 or Level 2 fair value measurements.

There were no Level 3 securities held in the Funds during the six months ended April 30, 2010. For detailed industry descriptions or state diversification, see the accompanying Statements of Investments.

For the six months ended April 30, 2010, there have been no significant changes to the fair valuation methodologies.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements. It is the Funds’ policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. There were no repurchase agreements outstanding as of April 30, 2010.

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange as of Valuation Time to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

2010 Semiannual Report

33

Notes to Financial Statements (continued)

April 30, 2010 (Unaudited)

(d)	Derivative Financial Instruments

The Funds are authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate or as a substitute for physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“Forward Contract”) involves an obligation to purchase and sell a specific currency at a future date at a price set at the time of the contract. Forward Contracts are used to manage a Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. Their use allows the separation of decision making between markets and currencies. The Forward Contract is marked-to-market daily and the change in the market value is recorded by the Fund as unrealized appreciation or depreciation. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These unrealized and realized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates.

Futures Contracts

Futures contracts are used to manage the interest rate exposure of certain Funds more efficiently. Their use reduces transaction costs and allows interest rate decisions to be implemented in a more timely manner. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish those Fund’s positions may not exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contract it has entered into.

Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (“initial margin deposit”). Subsequent payments, known as “variation margins,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value/market value of the underlying hedged assets.

Summary of Derivative Instruments

The Funds have adopted Accounting Standards Codification 815, “Disclosure about Derivative Instruments and Hedging Activities.” The following is a summary of the fair value of Derivative Instruments, not accounted for as hedging instruments, as of April 30, 2010.

Fair Values of Derivative Instruments as of April 30, 2010

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Forward foreign currency contracts
Foreign exchange risk
Global Fixed Income Fund	Unrealized appreciation on forward foreign currency contracts	$48,897		Unrealized depreciation on forward foreign currency contracts	$46,944
Futures contracts
Market risk
Global Fixed Income Fund	Unrealized appreciation on futures contracts	$42,627	*	Unrealized depreciation on futures contracts	$16,683	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

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Notes to Financial Statements (continued)

April 30, 2010 (Unaudited)

The effect of derivative instruments on the Statements of Operations for the six months ended April 30, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Operations

Derivatives not accounted for as hedging instruments and risk exposure	Location of Gain/(Loss) on Derivatives Recognized in Operations	Amount
Forward foreign exchange contracts
Foreign exchange risk
Global Fixed Income Fund	Realized gain on foreign currency transactions	$122,876
Futures contracts
Market risk
Global Fixed Income Fund	Realized loss on futures transactions	$(27,542)

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Operations

Derivatives not accounted for as hedging instruments and risk exposure	Location of Gain/(Loss) on Derivatives Recognized in Operations	Amount
Forward foreign exchange contracts
Foreign exchange risk
Global Fixed Income Fund	Net change in unrealized depreciation from foreign currency transactions	$(21,209)
Futures contracts
Market risk
Global Fixed Income Fund	Net change in unrealized appreciation from futures transactions	$42,048

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity for the six months ended April 30, 2010.

The Funds value derivatives at fair value, as described in this note, and recognize changes in fair value currently in the results of operations. Accordingly, the Funds do not follow hedge accounting even for derivatives employed as economic hedges.

(e)	Mortgage Dollar Rolls

Global Fixed Income may invest in mortgage dollar rolls. Mortgage dollar rolls are arrangements in which Global Fixed Income would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund could potentially receive gains on the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. At the time the Fund enters into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Depending on whether the segregated assets are cash equivalent or some other type of security, entering into mortgage dollar rolls may subject the Fund to additional interest rate sensitivity. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Mortgage dollar roll investments entail risks related to the potential inability of counterparties to complete the transaction, which may be heightened because of the delayed payment date.

(f)	Security Transactions and Investment Income

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date; interest income is recorded on an accrual basis using the effective interest method. Expenses are recorded on an accrual basis.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly for all Funds. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

2010 Semiannual Report

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Notes to Financial Statements (continued)

April 30, 2010 (Unaudited)

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. Permanent differences, if any (e.g., reclassification of net operating losses, return of capital distributions, foreign exchange gain/loss reclassifications and passive foreign investment company adjustments) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in capital.

(h)	Federal Income Taxes

Each Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s taxable years 2005 to 2009 remain subject to examination by the Internal Revenue Service.

(i)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all or certain Funds of the Trust. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

(j)	Earnings Credits

The Funds’ custodial arrangements include a provision to reduce their custodial fees by the amount of earnings credits recognized on cash deposits in demand deposit accounts.

3. Agreements and Transaction with Affiliates

(a)	Investment Adviser

Under the current Investment Advisory Agreement with the Trust, Aberdeen Asset Management Inc. (“Aberdeen” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Board of Trustees. In addition, Aberdeen provides investment management evaluation services in initially selecting subadvisers, allocating some or all of a Fund’s assets to the subadvisers to manage, and monitoring, on an ongoing basis, the performance of the subadvisers, if applicable. The subadvisers manage the portion of the respective Fund’s investments and have the responsibility for making all investment decisions for the portion of the Funds’ assets they manage. The Subadviser(s) for each Fund is as follows:

Fund	Subadviser
Global Fixed Income	Aberdeen Asset Management Asia Limited (“AAMAL”) and Aberdeen Asset Management Investment Services Limited (“AAMISL”)
Tax-Free Income	Credit Suisse Asset Management, LLC (“CSAM”)

For services provided under the terms of the Investment Advisory Agreement, each Fund pays the Adviser an annual management fee paid monthly based on that Fund’s average daily net assets according to the following schedule:

Fund	Fee Schedule
Global Fixed Income	On all assets	1.000%
Tax-Free Income	Up to $250 million	0.425%
	$250 million up to $1 billion	0.375%
	On $1 billion and more	0.355%

From these fees, pursuant to the sub-advisory agreements, the Adviser pays fees to the subadvisers, if any. For the six months ended April 30, 2010, CSAM received $166,232 in subadviser fees for Tax-Free Income.

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Notes to Financial Statements (continued)

April 30, 2010 (Unaudited)

Aberdeen entered into a written contract (“Expense Limitation Agreement”) on February 28, 2009 with the Trust on behalf of the Funds that is effective through at least February 28, 2011 for Tax-Free Income and at least through July 20, 2011 for Global Fixed Income, and can only be terminated by the Board of Trustees. The Expense Limitation Agreement limits operating expenses (excluding any interest, taxes, brokerage fees, short sale dividend expenses, acquired fund fees and expenses and administrative services fees), and for Global Fixed Income, the limit includes administrative service fees, from exceeding the amounts listed below:

Fund	Class A Shares	Class B Shares	Class C Shares	Class D Shares	Class R Shares	Institutional Service Class Shares	Institutional Shares
Global Fixed Income	1.20%	N/A	1.95%	N/A	1.45%	0.95%	0.95%
Tax-Free Income	0.93%	1.68%	1.68%	0.68%	N/A	N/A	N/A

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to a Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis (the “Reimbursement Requirements”). Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

As of April 30, 2010, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen, would be:

Fund	Amount Fiscal Year 2008* (Expires 10/31/11)		Amount Fiscal Year 2009 (Expires 10/31/12)		Amount Six Months Ended April 30, 2010 (Expires 10/31/13)	Total
Global Fixed Income	N/A		$90,267	**	$123,186	$213,453
Tax-Free Income	$76,628	*	243,207		32,840	352,675

*	Expenses waived or reimbursed under the terms of the Expense Limitation Agreement during the period June 23, 2008 to October 31, 2008.
**	Expenses waived or reimbursed under the terms of the Expense Limitation Agreement during the period July 20, 2009 to October 31, 2009.

(b)	Fund Administration

Under the terms of the Fund Administration agreement in effect during the period, Aberdeen will provide various administrative and accounting services, including daily valuation of the Fund’s shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board of Trustees. For Fund Administration, the Funds will pay Aberdeen a combined annual fee based on the Trust’s average daily net assets as set forth in the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each Fund and are paid to Aberdeen.

Combined Fee Schedule*
Up to $500 million	0.045%
$500 million up to $2 billion	0.03%
$2 billion or more	0.015%

*	The asset-based fees are subject to an annual minimum fee.

(c)	Distributor

The Trust and Aberdeen Fund Distributors LLC, (the “Distributor” or “AFD”) are parties to the current Underwriting Agreement, (the “Underwriting Agreement”) whereby the Distributor will act as principal underwriter for the Trust’s shares.

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Notes to Financial Statements (continued)

April 30, 2010 (Unaudited)

The Trust has adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate AFD, as the Funds’ Distributor, for expenses associated with the distribution of certain classes of shares of the Series of the Trust. Although actual distribution expenses may be more or less, under the Plan the series of the Trust will pay the Distributor an annual fee in an amount that will not exceed the following amounts:

Fund	Class A Shares	Class B Shares*	Class C Shares*	Class R Shares
Global Fixed Income	0.25%	N/A	1.00%	0.50%
Tax-Free Income	0.25%	1.00%	1.00%	N/A

*	0.25% of which is service fees

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on certain redemptions of Class B and Class C (and certain Class A shares).

In addition, the Distributor will re-allow to dealers 3.75% of sales charges on Class A shares of the series of the Trust which have a maximum front-end sales charge of 4.25%, 4.00% on Class B of the series of the Trust (on the maximum deferred sales charge of 5%), 0.85% on Class C of the series of the Trust (on the deferred sales charge assessed on sales within one year of purchase) and 4.00% on Class D shares of the series of the Trust which have a maximum front-end sales charge of 4.50%.

For the six months ended April 30, 2010, AFD retained commissions of $13,563 from front-end sales charges of Class A and Class D shares from CDSC fees from Class B and Class C shares (and certain Class A shares) of the Funds.

Under the terms of the current Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers and financial institutions, including Aberdeen, which agree to provide certain administrative support services to the shareholders of certain classes. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class D, Class R and Institutional Service Class shares of each of the Funds. The amount of expenses incurred under the terms of the Administrative Services Plan during the six months ended April 30, 2010 are included in the Statements of Operations as “Other” and were as follows:

Fund	Amount
Global Fixed Income	$627
Tax-Free Income	14

4. Short-Term Trading Fees

The Funds assess a 2.00% redemption fee on all classes of shares that are sold or exchanged within a specified period following purchase (within 30 calendar days for Global Fixed Income and within seven calendar days for Tax-Free Income). The redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

For the six months ended April 30, 2010, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Class A Shares	Class B Shares	Class C Shares	Class D Shares	Institutional Class Shares	Institutional Service Class Shares
Global Fixed Income	$20	$–	$–	$–	$–	$50
Tax-Free Income	–	–	–	3	–	–

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Notes to Financial Statements (continued)

April 30, 2010 (Unaudited)

For the year ended October 31, 2009, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Class A Shares	Class B Shares	Class C Shares	Class D Shares	Institutional Class Shares	Institutional Service Class Shares
Global Fixed Income	$133	$–	$–	$–	$–	$84
Tax-Free Income	–	–	–	–	–	–

5. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2010, were as follows:

Fund	Purchases	Sales
Global Fixed Income	$48,896,347	$49,074,473
Tax-Free Income	3,571,870	7,935,850

6. Portfolio Investment Risks

(a)	Interest Rate Risk

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, a Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

(b)	Credit Risk

Certain securities are backed by letters of credit from various financial institutions and financial guaranty assurance agencies. These letters of credit enhance the credit quality of the individual securities; however, if any of the financial institutions or financial guaranty assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if a Fund concentrates its’ letters of credit in any one financial institution, the risk of credit quality deterioration increases.

(c)	Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

7. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

8. New Accounting Pronouncements

In January 2010, Financial Accounting Standards Board issued Accounting Standards Update 2010-06 (“ASU 2010-06”) to ASC 820-10, “Fair Value Measurements and Disclosures—Overall”. The amendment requires the disclosure of input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. In addition, transfers between all levels must be disclosed on a gross basis including the reason(s) for the transfer(s). Purchases, sales, issuances, and settlements in the Level 3 rollforward must be disclosed on a gross basis. The amendment is effective for interim and annual reporting periods beginning after December 15, 2009, while disclosures about purchases, sales, issuances, and settlements in the Level 3 rollforward of activity is effective for interim and fiscal periods beginning after December 15, 2010. The Trust has adopted a policy of recognizing significant transfers between Level 1 and Level 2 at the reporting period end.

2010 Semiannual Report

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Notes to Financial Statements (continued)

April 30, 2010 (Unaudited)

9. Federal Tax Information

As of April 30, 2010, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Global Fixed Income	$40,500,402	$246,619	$(1,041,217)	$(794,598)
Tax-Free Income	112,361,937	6,863,627	(142,056)	6,721,571

The tax character of distributions paid during the fiscal year ended October 31, 2009, was as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Global Fixed Income	$3,444,507	$–	$3,444,507	$–	$–	$3,444,507
Tax-Free Income	122,876	–	122,876	4,738,947	–	4,861,823

As of October 31, 2009, the components of accumulated earnings (deficit) on a tax basis was as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings (Deficit)
Global Fixed Income	$–	$397,816	$–	$397,816	$–	$(8,134,968)	$2,359,567	$(5,377,585)
Tax-Free Income	274,823	–	–	274,823	(399,331)	(167,617)	5,549,963	5,257,838

*	As of October 31, 2009, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the treasury regulations:

Fund	Amount	Expires
Global Fixed Income	$6,809,221	2010
Global Fixed Income	1,108,247	2014
Global Fixed Income	217,500	2015
Tax-Free Income	167,617	2017

**	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to: tax deferral of losses on wash sales; the difference between book and tax amortization methods for premium and market discount.

Amounts listed as “–” are $0 or round to $0.

10. Significant Shareholders

As of April 30, 2010, shareholders of Aberdeen Funds which are considered significant shareholders for financial reporting purposes are as follows:

Fund	Ownership %	Account Owner
Global Fixed Income	21.8%	Charles Schwab & Co., Inc.
	26.5%	National Financial Services LLC

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Notes to Financial Statements (concluded)

April 30, 2010 (Unaudited)

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financials statements were issued. Based on this evaluation, no adjustments were required to the Financial Statements as of April 30, 2010.

Effective June 1, 2010, State Street Bank and Trust Company became Sub-Administrator, Fund Accounting Agent and Custodian to the Aberdeen Funds. Citi Fund Services Ohio, Inc. remained the Funds’ Transfer Agent pursuant to a Services Agreement.

In addition, effective June 1, 2010, the administration fee schedule payable to Aberdeen Asset Management Inc. changed to the following:

Assets	Percent of Net Assets
$0-$500 million	0.065%
$500 million-$2 billion	0.045%
Over $2 billion	0.020%

The Board of Trustees recently approved a reduction in the management fee payable by Global Fixed Income to the Adviser, effective July 1, 2010, from 1.00% to the following:

Assets	Percent of Net Assets
$0-$500 million	0.60%
$500 million-$1 billion	0.55%
Over $1 billion	0.50%

12. Change in Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, an independent registered public accounting firm, was the independent registered public accounting firm for the Funds for the fiscal year ended October 31, 2008. At the meetings held on June 9, 2009, the Audit Committee and the Board of Trustees engaged KPMG LLP to replace PwC as the independent registered public accounting firm for the Trust.

The report of the financial statements for the Funds for the fiscal year ended October 31, 2008 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal year ended October 31, 2008 and through the date of the auditor change, there were no disagreements between the Funds and PwC on any matters of accounting principles or practices, financial statement disclosures, auditing scope or procedures, or any other matter which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with the issuance of PwC’s reports on the financial statements of such period.

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Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2009 and continued to hold your shares at the end of the reporting period, April 30, 2010.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Actual Expense Example of a $1,000 investment April 30, 2010		Beginning Account Value, November 1, 2009	Ending Account Value, April 30, 2010	Expenses Paid During Period*	Annualized Expense Ratio**
Aberdeen Global Fixed Income Fund	Class A	$1,000.00	$990.60	$5.92	1.20%
	Class C	$1,000.00	$987.60	$9.61	1.95%
	Institutional Service Class	$1,000.00	$991.60	$4.69	0.95%
	Institutional Class	$1,000.00	$991.60	$4.69	0.95%
Aberdeen Tax-Free Income Fund	Class A	$1,000.00	$1,029.70	$4.68	0.93%
	Class B	$1,000.00	$1,024.90	$8.43	1.68%
	Class C	$1,000.00	$1,026.00	$8.44	1.68%
	Class D	$1,000.00	$1,031.00	$3.42	0.68%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.

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Shareholder Expense Examples (Concluded) (Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Hypothetical Expense Example of a $1,000 investment[1] April 30, 2010		Beginning Account Value, November 1, 2009	Ending Account Value, April 30, 2010	Expenses Paid During Period*	Annualized Expense Ratio**
Aberdeen Global Fixed Income Fund	Class A	$1,000.00	$1,018.84	$6.02	1.20%
	Class C	$1,000.00	$1,015.12	$9.79	1.95%
	Institutional Service Class	$1,000.00	$1,020.08	$4.77	0.95%
	Institutional Class	$1,000.00	$1,020.08	$4.77	0.95%
Aberdeen Tax-Free Income Fund	Class A	$1,000.00	$1,020.18	$4.67	0.93%
	Class B	$1,000.00	$1,016.46	$8.43	1.68%
	Class C	$1,000.00	$1,016.46	$8.43	1.68%
	Class D	$1,000.00	$1,021.42	$3.41	0.68%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
[1]	Represents the hypothetical 5% return before expenses.

2010 Semiannual Report

43

Privacy Statement

Aberdeen Funds appreciates the privacy concerns and expectations of our shareholders. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law.

We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information (“Information”) pertaining to you.

Collection of Information

We collect nonpublic personal information about you from the following sources:

•

Information received from you on account applications, agreements, questionnaires or other forms (which may include your name, address, phone number, social security or taxpayer identification number, and birth date);

•	Information about your transactions with us, our affiliates, or others (which may include account balances and investment activity);

•	Information received from you in written, telephonic or electronic communications with us, our affiliates or others.

Disclosure of Information

We do not disclose any Information about our customers or former customers to third parties, except as permitted by law. We may disclose all of the Information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

Access to Information

We restrict access to your Information except to the extent necessary to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal regulations to guard your Information.

Our privacy policy applies only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of an Aberdeen Fund, we consider you to be a customer of that Fund. Shareholders purchasing or owning shares of a Fund through their bank, broker or other financial institution should consult that financial institution’s privacy policies. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment adviser or other financial service provider, that third-party’s privacy policies may apply to you and the Funds’ privacy policy may not.

Semiannual Report 2010

44

Management Information

Directors

P. Gerald Malone, Chairman

Martin J. Gilbert

Peter D. Sacks

John T. Sheehy

Richard H. McCoy

Warren C. Smith

Jack Solan

Officers

Gary Marshall, President

Vincent McDevitt, Chief Compliance Officer, Vice President

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Vice President and Secretary

Lucia Sitar, Vice President and Assistant Secretary

William Baltrus, Vice President

Alan Goodson, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Timothy Sullivan, Vice President

Sharon Greenstein, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Investment Manager

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Transfer Agent & Fund Accountant

Citi Fund Services

3435 Stelzer Road

Columbus, Ohio 43219

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

JPMorgan Chase Bank

4 New York Plaza

New York, NY 10008

Independent Accountants

KPMG LLP

1601 Market Street

Philadelphia, PA 19103-2499

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019-6099

“Aberdeen” is a U.S. registered service mark of Aberdeen Asset Management PLC.

Aberdeen Funds

P.O. Box 183148

Columbus, OH 43218-3148

AOE-0203-0610

SEMIANNUAL REPORT

ABERDEEN FUNDS OPTIMAL ALLOCATIONS SERIES

APRIL 30, 2010

Aberdeen Optimal Allocations Fund: Defensive

Aberdeen Optimal Allocations Fund: Growth

Aberdeen Optimal Allocations Fund: Moderate

Aberdeen Optimal Allocations Fund: Moderate Growth

Aberdeen Optimal Allocations Fund: Specialty

Letter to Shareholders	Page 1

Market Review	Page 2

Aberdeen Optimal Allocations Fund: Defensive	Page 5
Aberdeen Optimal Allocations Fund: Growth	Page 8
Aberdeen Optimal Allocations Fund: Moderate	Page 11
Aberdeen Optimal Allocations Fund: Moderate Growth	Page 14
Aberdeen Optimal Allocations Fund: Specialty	Page 17

Financial Statements	Page 20

Notes to Financial Statements	Page 40

Shareholder Expense Examples	Page 48

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23, 1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Aberdeen Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Commission’s website at www.sec.gov.

Letter to Shareholders

June 24, 2010

Dear Valued Shareholder:

Welcome to the 2010 Aberdeen Funds Semi-Annual Report covering the activities for the six-month period ended April 30, 2010.

Aberdeen Funds named one of Barron’s best

We are very proud to inform you that the February 1, 2010 edition of Barron’s named Aberdeen Funds as one of the Best Mutual Fund Families in the annual survey. Among the 61 leading mutual fund families, Aberdeen was ranked #3 for the one-year period ending December 31, 2009. Barron’s recognized Aberdeen with a ranking of #1 within the Taxable Bond Funds category in addition to #6 and #8 in the U.S. Equity and World Equity Funds categories, respectively.

Equity Long-Short Fund repeats as Lipper winner

Aberdeen Asset Management Inc.’s U.S. Equity team repeated a victory at this year’s 2010 Lipper Fund Awards for the Aberdeen Equity Long-Short Fund, Institutional Share Class: (GGUIX). The Fund was cited as the “Best Long/Short Equity Fund” at the 2010 Lipper Fund Awards.

Accolades such as these have assisted us to gain recognition within the investment community. As of May 31, 2010, Aberdeen Funds have approximately $4 billion in assets under management and we continue to develop a wider audience of investors.

Corporate Citizenship

Aberdeen Asset Management Inc. was honored to announce its sponsorship of the 2010 Aberdeen Dad Vail Regatta in Philadelphia on May 7-8, 2010. The Regatta is the largest collegiate rowing competition in the U.S. and has been a hallmark event for Philadelphia and participating universities since 1953. We believe the Regatta’s focus on athletic and academic achievement and teamwork aligns well with our own corporate goals. More information on the sponsorship may be found at www.aberdeen-asset.us/dadvail

Market Outlook

Global markets are enduring greater volatility as there are growing concerns about the ongoing fiscal crisis in several Eurozone countries, China’s tightening of monetary policy, and the possible implications of the proposed increased regulatory oversight of the financial industry in the U.S. Global equity markets were nonetheless able to gain ground during the period amid improving economic data and generally better-than-expected corporate earnings results.

We remain cautious on the market outlook for the remainder of the year, and into 2011, but believe that our diligent investment process will continue to enable us to find quality companies in which to invest for the long term. Anne Richards, the Aberdeen Group’s Chief Investment Officer, provides you with a detailed insight on the marketplace in the Global Market Review and Outlook on the following page.

We thank you for your investment with us.

Very kindly yours,

Gary Marshall

President

Aberdeen Funds

Important Information

The Aberdeen Equity Long-Short Fund invests in U.S. equity securities of any size and seeks to achieve its objective through the purchase and short sale of securities. With a long position, the Fund purchases a stock outright; with a short position, the Fund sells a security that it does not own and must borrow to meet its settlement obligations. There are special risks associated with selling securities short. A short position will lose value as the securities price increases. Theoretically, the loss on a short sale can be unlimited. The use of leverage will also increase market exposure and magnify risk. Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Partnering with mutual fund tracking firm Lipper, the Barron’s mutual fund family survey ranks best overall fund family performance with distinct weightings for each fund category reviewed: 41.42% for U.S. equity, 14.49% for world equity, 16.27% for mixed equity, 23.16% for taxable bonds and 4.66% for tax-exempt bonds. Fund returns are measured against those of all funds in its Lipper category and do not reflect any sales charges or 12b-1 fees. All fund rankings listed are based on Barron’s review of 61 Fund Families.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investing in mutual funds involves risk, including possible loss of principal. There is no assurance that the investment objective of any fund will be achieved.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read the prospectus carefully before investing any money

2010 Semiannual Report

1

Market Review (Unaudited)

Anne Richards, Chief Investment Officer – Aberdeen Asset Management

Global equity markets extended their gains during the six-month period ended April 30, 2010, boosted by a stream of positive economic news and supportive central bank monetary policies. The U.S. market was the strongest performer, with the S&P 500® Index climbing 15.7%, versus the respective 12.5% and 6.0% returns of the MSCI Emerging Markets and MSCI All Country World ex. U.S. indices. The Eurozone lagged other developed markets amid worries about the impact of Greece’s credit problems on the region. The global economy expanded in the fourth quarter of 2009 and the first quarter of 2010, which was largely attributable to inventory restocking and government stimulus efforts. Developed countries generally held their benchmark interest rates steady, with the U.S. federal funds rate remaining in a narrow range of 0 to 0.25%, and continued expansionary fiscal policies while certain emerging market countries, particularly in Asia, began to raise rates.

Many companies reported better-than-expected earnings results for the first quarter of 2010. Banks, in particular, garnered record profits as the trading environment stabilized. Nonetheless, investor confidence remained fragile. Equity markets declined in January as China tightened bank-lending standards and the U.S. government proposed to limit the size of financial institutions. European stocks fell sharply late in the period after it was revealed that Greece’s fiscal deficit was not only much larger than had been previously reported, but was well above the maximum ratio permitted by the European Union. In early May, however, the country agreed to drastic austerity measures in exchange for a €110 billion (approximately US$136 billion) Eurozone-International Monetary Fund bailout package.

In the U.S., there were two notable developments late in the reporting period. Congress passed legislation aimed at improving access to healthcare services for the estimated 15% of the population which does not already have private or government-aided health insurance. The projected $938 billion cost of the plan over 10 years will be shared by taxpayers and the industry. The diminished uncertainty about the fate of the legislation lifted investor sentiment. Additionally, Congress also began to debate a financial services reform package aimed at reducing risks in the financial system. Proposals range from forcing companies to improve their disclosure to their customers to controlling the types of risk-taking activities in which they can engage. Gross domestic product rose 3.2% in the first quarter of 2010, driven by an increase in consumer spending and the continuing effects of the government economic stimulus plan enacted early in 2009. Nonetheless, the employment situation remains troubling, with the unemployment rate still hovering around 10%.

The financial problems in the Eurozone also had a negative impact on global fixed income markets, with the Barclays Capital Global Aggregate Bond Index returning -1.6% for the semiannual period. The peripheral European markets of Greece, Portugal and Spain were the weakest performers due to ongoing concerns over their fiscal deficits, while U.S. and UK government bonds also posted losses. The U.S. dollar appreciated against most developed-country currencies, benefiting from improvement in investor sentiment and the performance of the U.S. economy, along with the apparent worsening situation in the peripheral European economies. However, the gains were limited as other investors used the dollar as a funding currency for investments in higher-yielding currencies and asset classes. The U.S. municipal bond market continued to benefit from strong inflows. As had been the case in most of 2009, investors continued to move money out of low-yielding money market funds and into municipal securities over the semiannual period.

While anxiety surrounds the economic outlook for 2011 and beyond, we believe that a slowly improving environment should be sustained in the short term. Government stimulus is promoting activity which has triggered uncertainty as to what happens when that stimulus is removed. Corporate fortunes, however, are improving, and this possibly could provide a respite for fiscal budget deficits–and, ultimately, individual households–as unemployment stabilizes. Inflation is a long way from becoming a widespread problem as activity in both the product and labor markets remains sluggish. Even in the Asian and emerging countries, we feel that inflationary pressure should not present too great a problem to overcome. Therefore, we believe that monetary policy should remain generally accommodative, even though investors may speculate about a change in strategy as data continues to show improvement into the second half of the year.

Semiannual Report 2010

2

Aberdeen Optimal Allocations Funds (Unaudited)

The Aberdeen Optimal Allocations Fund: Defensive (Class A shares at NAV) returned 4.84% for the semiannual period ended April 30, 2010, versus 2.54% for its benchmark, the Barclays Capital U.S. Aggregate Bond Index, and 7.74% for its defensive composite index, a blend of 40% Standard & Poor’s (S&P) 500 Index and 60% Barclays Capital U.S. Aggregate Bond Index. The broad-market S&P 500 Index returned 15.66%. For broader comparison, the average return of the Fund’s Lipper peer category of Mixed-Asset Target Allocation Conservative Funds (consisting of 467 funds) was 7.24% for the same period.

The Aberdeen Optimal Allocations Fund: Growth (Class A shares at NAV) returned 10.80% for the semiannual period ended April 30, 2010, versus 15.66% for its benchmark, the S&P 500 Index, and 11.66% for its growth composite index, a blend of 70% S&P 500 Index, 25% MSCI EAFE Index and 5% Barclays Capital U.S. Aggregate Bond Index. For broader comparison, the average return of the Fund’s Lipper peer category of Multi-Cap Core Funds (consisting of 847 funds) was 16.13% for the same period.

The Aberdeen Optimal Allocations Fund: Moderate (Class A shares at NAV) returned 7.68% for the semiannual period ended April 30, 2010, versus 15.66% for its benchmark, the S&P 500 Index, and 7.78% for its moderate composite index, a blend of 40% S&P 500 Index, 40% Barclays Capital U.S. Aggregate Bond Index and 20% MSCI Europe, Australasia, Far East (EAFE) Index. For broader comparison, the average return of the Fund’s Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 509 funds) was 9.53% for the same period.

The Aberdeen Optimal Allocations Fund: Moderate Growth (Class A shares at NAV) returned 9.73% for the semiannual period ended April 30, 2010, versus 15.66% for its benchmark, the S&P 500 Index, and 10.37% for its moderate growth composite index, a blend of 60% S&P 500 Index, 20% Barclays Capital U.S. Aggregate Bond Index and 20% MSCI EAFE Index. For broader comparison, the average return of the Fund’s Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 584 funds) was 11.01% for the same period.

The Aberdeen Optimal Allocations Fund: Specialty (Class A shares at NAV) returned 9.12% for the semiannual period ended April 30, 2010, versus 15.66% for its benchmark, the S&P 500 Index, and 11.65% for its specialty composite index, a blend of 70% S&P 500 Index and 30% MSCI EAFE Index. For broader comparison, the average return of the Fund’s Lipper peer category of Multi-Cap Core Funds (consisting of 847 funds) was 16.13% for the same period.

The Optimal Allocations Series seeks to balance risk, as measured by volatility, with expected return. All five funds continue to produce superior risk-adjusted returns within their respective peer groups.

The reporting period was characterized by generally positive market performance across most asset classes, accompanied though by periods of high volatility. U.S. equity markets in general bottomed in March 2009 amid significant investor flight from all risky asset classes; however, risk tolerance and market sentiment among investors began to improve substantially from that point forward. Emerging market equities recorded significant gains during this time as they continued to benefit from underlying economic growth in these economies and more stable fiscal environments. U.S. small-cap stocks also performed well amid signs that the economy had emerged from recession and was exhibiting positive growth. Fixed income securities delivered positive performances for the period, most notably U.S. Treasury Inflation Protected Securities (TIPS), which provided robust returns. Emerging market and international bonds also performed well.

Despite continued market volatility throughout the period, both equity and fixed income investments generally provided positive contributions to the funds’ performance. Investment results were boosted by the strong performance of our emerging market equity holdings, represented by Aberdeen Emerging Markets Fund. Our position in Aberdeen Global Financial Services Fund also posted a notable gain during the period. Additionally, the portfolios’ exposure to the domestic U.S. real estate sector was a significant contributor, as iShares Cohen & Steers Realty Majors Index Fund, an exchange-traded fund (ETF), rose sharply. Our holding in Oppenheimer International Bond Fund substantially outperformed its benchmark index for the period. The funds’ natural resources equity sector holding, Aberdeen Natural Resources Fund, registered a positive absolute return, although it did underperform its benchmark, the S&P North American Natural Resources Sector Index.

During the period, virtually all of the funds’ asset classes and underlying holdings generated positive absolute returns, with the exception of our global utilities exposure. Our holding in short-term U.S. Treasury bonds recorded a modest gain for the period, but lagged substantially behind the performances of most of the other asset classes within the portfolios. The funds’ increased exposure to international equities also was a detractor as the MSCI EAFE Index, the international market benchmark, underperformed the U.S. broad market S&P 500 Index for the period.

The funds are re-optimized on an annual basis at the beginning of each calendar year. Among equity asset classes for 2010, we have shifted toward reduced U.S. large-cap holdings while increasing emerging markets and global sector exposures. We have initiated a new global infrastructure sector position which, similar to commodities, brings with it both leverage to global economic growth as well as an inflation hedge, along with an appropriate expected risk/return profile. Consistent with this theme of heightened international weights, our fixed income exposure has also become more global in nature, with international bond holdings increased and the U.S aggregate, short-term U.S. Treasury and U.S. TIPS exposures trimmed slightly from our previous models. TIPS exposure remains significant within the portfolios, however, and provides an important inflation hedge. We have trimmed the commodities positions slightly across the portfolios. Commodities as an asset class provide effective portfolio diversification but are subject to high volatility, which leads to relatively less attractive risk/return characteristics. We have also adjusted our real estate exposures so that the allocation to international holdings-via real estate investment trusts (REITs)-is now larger than comparable U.S. REIT exposures.

2010 Semiannual Report

3

Aberdeen Optimal Allocations Funds (Unaudited) (concluded)

The funds are currently fully invested in a manner consistent with their respective 2010 asset allocation models. The portfolios and their underlying holdings are managed on a long-term strategic rather than tactical basis, and they are highly diversified across both traditional and non-traditional asset classes. We do not attempt to market-time our exposures to various asset classes or trade in response to specific market events.

Portfolio Management:

Richard Fonash, CFA® , Allison Mortensen, CFA®, Aberdeen U.S. Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

The Funds are subject to different levels and combinations of risk, based their actual allocation among the various asset classes and underlying funds. The Funds will be exposed to risks associated with investing in underlying mutual funds and exchange-traded funds. The Funds will be affected by stock and bond market risks, among others. They invest a significant proportion of their assets in specialty assets, which may involve riskier types of securities or investments than those offered by other asset classes.

Please read the prospectus for more detailed information regarding these risks.

Semiannual Report 2010

4

Aberdeen Optimal Allocations Fund: Defensive (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2010)		Six Months†		1 Yr.	Inception[2]	Gross Expense Ratio*	Net Expense Ratio*
Class A	w/o SC	4.84%		18.30%	3.69%	2.86%	1.17%
	w/SC3	(1.22%	)	11.44%	1.89%
Class B	w/o SC	4.40%		17.42%	2.91%	3.60%	1.91%
	w/SC4	(0.60%	)	12.42%	2.07%
Class C	w/o SC	4.40%		17.33%	2.92%	3.60%	1.91%
	w/SC5	3.40%		16.33%	2.92%
Institutional Class[6]	w/o SC	4.87%		18.43%	3.89%	2.60%	0.91%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most dramatic effect on performance data.

†	Not Annualized.
*	As of March 1, 2010. Expenses also include indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through at least February 28, 2011. Please see the Fund’s most recent prospectus for details.
1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on December 15, 2006.
3	A 5.75% front-end sales charge was deducted.
4	A contingent deferred sales charge (CDSC) was deducted. The CDSC starts at 5.00% during the 1st year and declines to 0.00% after 6 years and is not deducted from returns after 6 years.
5	A 1.00% CDSC was deducted from the six month and one year returns because it is charged when you sell Class C shares within the first year after purchase.
6	Not subject to any sales charges.

2010 Semiannual Report

5

Aberdeen Optimal Allocations Fund: Defensive (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2010)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Optimal Allocations Fund: Defensive, Barclays Capital U.S. Aggregate Bond Index, S&P 500® Index, the Defensive Composite Index and the Consumer Product Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed. The components of the Defensive Composite Index and its weightings are 40% S&P 500® Index and 60% Barclays Capital U.S. Aggregate Bond Index. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2010

Asset Allocation
Exchange Traded Funds	62.2%
Mutual Funds	38.9%
Liabilities in excess of other assets	(1.1%	)
	100.0%

Top Industries
Fixed Income Funds	58.8%
Equity Funds	35.1%
Real Estate Investment Trusts (REIT)	5.1%
Commodity Funds	2.1%
Other	(1.1%	)
	100.0%

Top Holdings
iShares Barclays Aggregate Bond Fund	15.3%
Oppenheimer International Bond Fund, Class Y	14.5%
iShares Barclays TIPS Bond Fund	13.6%
iShares Barclays 1-3 Year Treasury Bond Fund	12.3%
Aberdeen Equity Long-Short Fund, Institutional Class	6.1%
iShares S&P Global Infrastructure Index Fund	6.0%
iShares S&P Global Healthcare Sector Index Fund	4.8%
Aberdeen Global Financial Services Fund, Institutional Class	4.1%
Aberdeen Natural Resources Fund, Institutional Class	3.9%
PIMCO Developing Local Markets Fund, Institutional Class	3.1%
Other	16.3%
100.0%

Semiannual Report 2010

6

Schedule of Investments

April 30, 2010 (Unaudited)

Aberdeen Optimal Allocations Fund: Defensive

	Shares or Principal Amount	Value
MUTUAL FUNDS (38.9%)
Commodity Fund (2.1%)
Credit Suisse Commodity Return Strategy Fund, Common Class	22,902	$191,460
Equity Funds (19.2%)
Aberdeen Emerging Markets Institutional Fund, Institutional Class (a)	15,478	189,764
Aberdeen Equity Long-Short Fund, Institutional Class (a)	49,933	560,245
Aberdeen Global Financial Services Fund, Institutional Class (a)	37,476	375,880
Aberdeen International Equity Institutional Fund, Institutional Class (a)	24,621	278,956
Aberdeen Natural Resources Fund, Institutional Class (a)	21,099	358,474
		1,763,319
Fixed Income Funds (17.6%)
Oppenheimer International Bond Fund, Class Y	205,609	1,324,119
PIMCO Developing Local Markets Fund, Institutional Class	27,765	285,150
		1,609,269
Total Mutual Funds		3,564,048
EXCHANGE TRADED FUNDS (62.2%)
Equity Funds (15.9%)
iShares S&P 500 Index Fund	2,300	274,252
iShares S&P Global Healthcare Sector Index Fund	8,800	442,200
iShares S&P Global Infrastructure Index Fund	16,300	550,125
iShares S&P Global Technology Sector Index Fund	3,200	188,192
		1,454,769
Fixed Income Funds (41.2%)
iShares Barclays 1-3 Year Treasury Bond Fund	13,500	1,127,790
iShares Barclays Aggregate Bond Fund	13,440	1,410,393
iShares Barclays TIPS Bond Fund	11,744	1,245,569
		3,783,752
Real Estate Investment Trusts (REIT) (5.1%)
iShares Cohen & Steers Realty Majors Index Fund	3,030	185,921
SPDR Dow Jones International Real Estate Fund	8,017	283,481
		469,402
Total Exchange Traded Funds		5,707,923
Total Investments (Cost $8,628,264) (b)—101.1%		9,271,971

Liabilities in excess of other assets—(1.1)%		(102,539)
Net Assets—100.0%		$9,169,432

(a)	Investment in affiliate.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
REIT	Real Estate Investment Trust
TIPS	Treasury Inflation Protected Securities

See accompanying notes to financial statements.

2010 Semiannual Report

7

Aberdeen Optimal Allocations Fund: Growth (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2010)		Six Month†	1 Yr.	5 Yr.	Inception[2]	Gross Expense Ratio*	Net Expense Ratio*
Class A	w/o SC	10.80%	35.21%	4.91%	5.08%	3.72%	1.61%
	w/SC3	4.40%	27.45%	3.67%	4.02%
Class B	w/o SC	10.43%	34.36%	4.17%	4.28%	4.43%	2.32%
	w/SC4	5.43%	29.36%	3.84%	4.14%
Class C	w/o SC	10.45%	34.37%	4.15%	4.27%	4.43%	2.32%
	w/SC5	9.45%	33.37%	4.15%	4.27%
Class R6	w/o SC	10.68%	34.85%	4.62%	4.72%	3.95%	1.84%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

†	Not annualized.
*	As of March 1, 2010. Expenses also include indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through at least February 28, 2011. Please see the Fund’s most recent prospectus for details.
1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on June 29, 2004.
3	A 5.75% front-end sales charge was deducted.
4	A contingent deferred sales charge (CDSC) was deducted. The CDSC starts at 5.00% during the 1st year and declines to 0.00% after 6 years and is not deducted from returns after 6 years.
5	A 1.00% CDSC was deducted from the six month and one year returns because it is charged when you sell Class C shares within the first year after purchase.
6	Not subject to any sales charges.

Semiannual Report 2010

8

Aberdeen Optimal Allocations Fund: Growth (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2010)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Optimal Allocations Fund: Growth, S&P 500® Index, the Growth Composite Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed. The components of the Growth Composite Index and its weightings are 70% S&P 500® Index, 25% Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE Index) and 5% Barclays Capital U.S. Aggregate Bond Index. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2010

Asset Allocation
Mutual Funds	60.0%
Exchange Traded Funds	38.7%
Other assets in excess of liabilities	1.3%
100.0%

Top Industries
Equity Funds	80.6%
Real Estate Investment Trusts (REIT)	8.1%
Fixed Income Funds	6.0%
Commodity Funds	4.0%
Other	1.3%
100.0%

Top Holdings
Aberdeen International Equity Institutional Fund, Institutional Class	11.7%
Aberdeen Equity Long-Short Fund, Institutional Class	8.9%
iShares S&P Global Infrastructure Index Fund	8.8%
Aberdeen Small Cap Fund, Institutional Class	7.4%
Aberdeen Natural Resources Fund, Institutional Class	7.1%
Aberdeen Emerging Markets Institutional Fund, Institutional Class	7.0%
Aberdeen Global Financial Services Fund, Institutional Class	7.0%
iShares S&P Global Healthcare Sector Index Fund	6.6%
iShares Russell Midcap Index Fund	5.1%
SPDR Dow Jones International Real Estate Fund	5.0%
Other	25.4%
100.0%

2010 Semiannual Report

9

Statement of Investments

April 30, 2010 (Unaudited)

Aberdeen Optimal Allocations Fund: Growth

	Shares or Principal Amount	Value
MUTUAL FUNDS (60.0%)
Commodity Fund (4.0%)
Credit Suisse Commodity Return Strategy Fund, Common Class	55,870	$467,071
Equity Funds (53.0%)
Aberdeen Emerging Markets Institutional Fund, Institutional Class (a)	66,196	811,563
Aberdeen Equity Long-Short Fund, Institutional Class (a)	91,262	1,023,964
Aberdeen Global Financial Services Fund, Institutional Class (a)	79,960	802,002
Aberdeen International Equity Institutional Fund, Institutional Class (a)	119,151	1,349,980
Aberdeen Natural Resources Fund, Institutional Class (a)	48,365	821,720
Aberdeen Small Cap Fund, Institutional Class (a)	59,062	849,900
Aberdeen U.S. Equity Fund, Institutional Class (a)	50,662	449,880
		6,109,009
Fixed Income Fund (3.0%)
PIMCO Developing Local Markets Fund, Institutional Class	33,526	344,311
Total Mutual Funds		6,920,391
EXCHANGE TRADED FUNDS (38.7%)
Equity Funds (27.6%)
iShares Russell Midcap Index Fund	6,362	589,630
iShares S&P 500 Index Fund	2,919	348,061
iShares S&P Global Healthcare Sector Index Fund	15,200	763,800
iShares S&P Global Infrastructure Index Fund	30,000	1,012,500
iShares S&P Global Technology Sector Index Fund	7,900	464,599
		3,178,590
Fixed Income Fund (3.0%)
iShares Barclays TIPS Bond Fund	3,264	346,180
Real Estate Investment Trusts (REIT) (8.1%)
iShares Cohen & Steers Realty Majors Index Fund	5,884	361,042
SPDR Dow Jones International Real Estate Fund	16,277	575,555
		936,597
Total Exchange Traded Funds		4,461,367
Total Investments (Cost $10,959,979) (b)—98.7%		11,381,758

Other assets in excess of liabilities—1.3%		145,470
Net Assets—100.0%		$11,527,228

(a)	Investment in affiliate.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
REIT	Real Estate Investment Trust
TIPS	Treasury Inflation Protected Securities

See accompanying notes to financial statements.

Semiannual Report 2010

10

Aberdeen Optimal Allocations Fund: Moderate (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2010)		Six Month†	1 Yr.	5 Yr.	Inception[2]	Gross Expense Ratio*	Net Expense Ratio*
Class A	w/o SC	7.68%	26.21%	5.96%	6.38%	1.96%	1.34%
	w/SC3	1.51%	18.90%	4.72%	5.31%
Class B	w/o SC	7.42%	25.39%	5.18%	5.46%	2.71%	2.09%
	w/SC4	2.42%	20.39%	4.85%	5.33%
Class C	w/o SC	7.31%	25.38%	5.17%	5.51%	2.71%	2.09%
	w/SC5	6.31%	24.38%	5.17%	5.51%
Class R6	w/o SC	7.65%	26.05%	5.68%	6.00%	2.21%	1.59%
Institutional Class[6]	w/o SC	7.81%	26.52%	6.19%	6.55%	1.71%	1.09%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most dramatic effect on performance data.

†	Not annualized.
*	As of March 1, 2010. Expenses also include indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through at least February 28, 2011. Please see the Fund’s most recent prospectus for details.
1	Returns incorporate the performance of a predecessor fund (the “Predecessor Funds”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objective and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on June 29, 2004.
3	A 5.75% front-end sales charge was deducted.
4	A contingent deferred sales charge (CDSC) was deducted. The CDSC starts at 5.00% during the first year and declines to 0.00% after 6 years and is not deducted from returns after 6 years.
5	A 1.00% CDSC was deducted from the six month and one year returns because it is charged when you sell Class C shares within the first year after purchase.
6	Not subject to any sales charges.

2010 Semiannual Report

11

Aberdeen Optimal Allocations Fund: Moderate (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2010)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Optimal Allocations Fund: Moderate, S&P 500® Index, the Moderate Composite Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed. The components of the Moderate Composite Index and its weightings are 40% S&P 500® Index, 40% Barclays Capital U.S. Aggregate Bond Index and 20% Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE Index). The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2010

Asset Allocation
Exchange Traded Funds	55.4%
Mutual Funds	44.2%
Other assets in excess of liabilities	0.4%
100.0%

Top Industries
Equity Funds	53.9%
Fixed Income Funds	38.4%
Real Estate Investment Trusts (REIT)	5.2%
Commodity Funds	2.1%
Other	0.4%
100.0%

Top Holdings
iShares Barclays Aggregate Bond Fund	14.1%
iShares Barclays TIPS Bond Fund	9.1%
Oppenheimer International Bond Fund, Class Y	8.1%
Aberdeen International Equity Institutional Fund, Institutional Class	7.0%
iShares S&P Global Healthcare Sector Index Fund	6.9%
iShares S&P Global Infrastructure Index Fund	6.0%
Aberdeen Equity Long-Short Fund, Institutional Class	6.0%
Aberdeen Global Financial Services Fund, Institutional Class	5.0%
iShares Russell Midcap Index Fund	5.0%
Aberdeen Natural Resources Fund, Institutional Class	4.9%
Other	27.9%
100.0%

Semiannual Report 2010

12

Statement of Investments

April 30, 2010 (Unaudited)

Aberdeen Optimal Allocations Fund: Moderate

	Shares or Principal Amount	Value
MUTUAL FUNDS (44.2%)
Commodity Fund (2.1%)
Credit Suisse Commodity Return Strategy Fund, Common Class	109,206	$912,965
Equity Funds (30.9%)
Aberdeen Emerging Markets Institutional Fund, Institutional Class (a)	141,698	1,737,213
Aberdeen Equity Long-Short Fund, Institutional Class (a)	232,721	2,611,132
Aberdeen Global Financial Services Fund, Institutional Class (a)	219,144	2,198,015
Aberdeen International Equity Institutional Fund, Institutional Class (a)	270,405	3,063,692
Aberdeen Natural Resources Fund, Institutional Class (a)	126,179	2,143,779
Aberdeen Small Cap Fund, Institutional Class (a)	121,346	1,746,173
		13,500,004
Fixed Income Funds (11.2%)
Oppenheimer International Bond Fund, Class Y	548,821	3,534,405
PIMCO Developing Local Markets Fund, Institutional Class	132,292	1,358,639
		4,893,044
Total Mutual Funds		19,306,013

	Shares or Principal Amount	Value
EXCHANGE TRADED FUNDS (55.4%)
Equity Funds (23.0%)
iShares Russell Midcap Index Fund	23,711	$2,197,536
iShares S&P 500 Index Fund	11,300	1,347,412
iShares S&P Global Healthcare Sector Index Fund	59,800	3,004,950
iShares S&P Global Infrastructure Index Fund	77,600	2,619,000
iShares S&P Global Technology Sector Index Fund	15,400	905,674
		10,074,572
Fixed Income Funds (27.2%)
iShares Barclays 1-3 Year Treasury Bond Fund	21,065	1,759,770
iShares Barclays Aggregate Bond Fund	58,828	6,173,410
iShares Barclays TIPS Bond Fund	37,462	3,973,220
		11,906,400
Real Estate Investment Trusts (REIT) (5.2%)
iShares Cohen & Steers Realty Majors Index Fund	14,671	900,213
SPDR Dow Jones International Real Estate Fund	38,295	1,354,111
		2,254,324
Total Exchange Traded Funds		24,235,296
Total Investments (Cost $40,341,900) (b)—99.6%		43,541,309

Other assets in excess of liabilities—0.4%		183,922
Net Assets—100.0%		$43,725,231

(a)	Investment in affiliate.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
REIT	Real Estate Investment Trust
TIPS	Treasury Inflation Protected Securities

See accompanying notes to financial statements.

2010 Semiannual Report

13

Aberdeen Optimal Allocations Fund: Moderate Growth (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2010)		Six Month†	1 Yr.	5 Yr.	Inception[2]	Gross Expense Ratio*	Net Expense Ratio*
Class A	w/o SC	9.73%	32.09%	5.66%	5.94%	2.42%	1.51%
	w/SC3	3.42%	24.42%	4.40%	4.87%
Class B	w/o SC	9.46%	31.15%	4.88%	5.15%	3.15%	2.24%
	w/SC4	4.46%	26.15%	4.55%	5.02%
Class C	w/o SC	9.36%	31.22%	4.90%	5.15%	3.15%	2.24%
	w/SC5	8.36%	30.22%	4.90%	5.15%
Class R6	w/o SC	9.69%	31.84%	5.33%	5.60%	2.65%	1.74%
Institutional Class[6,7]	w/o SC	9.94%	32.28%	5.69%	5.96%	2.15%	1.24%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most dramatic effect on performance data.

†	Not annualized.
*	As of March 1, 2010. Expenses also include indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through at least February 28, 2011. Please see the Fund’s most recent prospectus for details.
1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on June 29, 2004.
3	A 5.75% front-end sales charge was deducted.
4	A contingent deferred sales charge (CDSC) was deducted. The CDSC starts at 5.00% during the first year and declines to 0.00% after 6 years and is not deducted from returns after 6 years.
5	A 1.00% CDSC was deducted from the six month and one year returns because it is charged when you sell Class C shares within the first year after purchase.
6	Not subject to any sales charges.
7	Performance of Institutional Class for the period beginning on April 23, 2009 through July 28, 2009 is based on the performance of Class A. During this period Institutional Class did not have any shareholders. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.

Semiannual Report 2010

14

Aberdeen Optimal Allocations Fund: Moderate Growth (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2010)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Optimal Allocations Fund: Moderate Growth, S&P 500® Index, the Moderate Growth Composite Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed. The components of the Moderate Growth Composite Index and its weightings are 60% S&P 500® Index, 20% Barclays Capital U.S. Aggregate Bond Index and 20% Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE Index). The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2010

Asset Allocation
Mutual Funds	58.4%
Exchange Traded Funds	41.5%
Other assets in excess of liabilities	0.1%
100.0%

Top Industries
Equity Funds	71.2%
Fixed Income Funds	19.4%
Real Estate Investment Trusts (REIT)	6.2%
Commodity Funds	3.1%
Other	0.1%
100.0%

Top Holdings
Aberdeen International Equity Institutional Fund, Institutional Class	8.9%
Aberdeen Equity Long-Short Fund, Institutional Class	8.0%
Aberdeen Natural Resources Fund, Institutional Class	7.1%
iShares S&P Global Infrastructure Index Fund	6.9%
iShares S&P Global Healthcare Sector Index Fund	6.8%
Aberdeen Small Cap Fund, Institutional Class	6.2%
Oppenheimer International Bond Fund, Class Y	6.1%
Aberdeen Emerging Markets Institutional Fund, Institutional Class	6.1%
Aberdeen Global Financial Services Fund, Institutional Class	5.9%
iShares Barclays TIPS Bond Fund	5.2%
Other	32.8%
100.0%

2010 Semiannual Report

15

Statement of Investments

April 30, 2010 (Unaudited)

Aberdeen Optimal Allocations Fund: Moderate Growth

	Shares or Principal Amount	Value
MUTUAL FUNDS (58.4%)
Commodity Fund (3.1%)
Credit Suisse Commodity Return Strategy Fund, Common Class	117,367	$981,184
Equity Funds (46.2%)
Aberdeen Emerging Markets Institutional Fund, Institutional Class (a)	157,818	1,934,850
Aberdeen Equity Long-Short Fund, Institutional Class (a)	228,587	2,564,752
Aberdeen Global Financial Services Fund, Institutional Class (a)	189,009	1,895,756
Aberdeen International Equity Institutional Fund, Institutional Class (a)	250,538	2,838,592
Aberdeen Natural Resources Fund, Institutional Class (a)	133,062	2,260,722
Aberdeen Small Cap Fund, Institutional Class (a)	136,644	1,966,310
Aberdeen U.S. Equity Fund, Institutional Class (a)	142,213	1,262,847
		14,723,829
Fixed Income Funds (9.1%)
Oppenheimer International Bond Fund, Class Y	301,174	1,939,560
PIMCO Developing Local Markets Fund, Institutional Class	94,449	969,990
		2,909,550
Total Mutual Funds		18,614,563

	Shares or Principal Amount	Value
EXCHANGE TRADED FUNDS (41.5%)
Equity Funds (25.0%)
iShares Russell Midcap Index Fund	17,667	$1,637,377
iShares S&P 500 Index Fund	8,120	968,229
iShares S&P Global Healthcare Sector Index Fund	43,300	2,175,825
iShares S&P Global Infrastructure Index Fund	65,200	2,200,500
iShares S&P Global Technology Sector Index Fund	16,300	958,603
		7,940,534
Fixed Income Funds (10.3%)
iShares Barclays Aggregate Bond Fund	15,579	1,634,860
iShares Barclays TIPS Bond Fund	15,525	1,646,582
		3,281,442
Real Estate Investment Trusts (REIT) (6.2%)
iShares Cohen & Steers Realty Majors Index Fund	11,255	690,607
SPDR Dow Jones International Real Estate Fund	36,420	1,287,811
		1,978,418
Total Exchange Traded Funds		13,200,394
Total Investments (Cost $29,035,575) (b)—99.9%		31,814,957

Other assets in excess of liabilities—0.1%		35,912
Net Assets—100.0%		$31,850,869

(a)	Investment in affiliate.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
REIT	Real Estate Investment Trust
TIPS	Treasury Inflation Protected Securities

See accompanying notes to financial statements.

Semiannual Report 2010

16

Aberdeen Optimal Allocations Fund: Specialty (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2010)		Six Months†	1 Yr.	5 Yr.	Inception[2]	Gross Expense Ratio*	Net Expense Ratio*
Class A	w/o SC	9.12%	34.12%	5.28%	5.86%	2.60%	1.69%
	w/SC3	2.88%	26.46%	4.04%	4.79%
Class B	w/o SC	8.70%	33.13%	4.50%	5.08%	3.35%	2.44%
	w/SC4	3.70%	28.13%	4.16%	4.95%
Class C	w/o SC	8.71%	33.13%	4.49%	5.07%	3.35%	2.44%
	w/SC5	7.71%	32.13%	4.49%	5.07%
Class R6	w/o SC	8.86%	33.81%	5.00%	5.56%	2.85%	1.94%
Institutional Class[6]	w/o SC	9.06%	34.33%	5.52%	6.12%	2.35%	1.44%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most dramatic effect on performance data.

†	Not annualized.
*	As of March 1, 2010. Expenses also include indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through at least February 28, 2011. Please see the Fund’s most recent prospectus for details.
1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on June 29, 2004.
3	A 5.75% front-end sales charge was deducted.
4	A contingent deferred sales charge (CDSC) was deducted. The CDSC starts at 5.00% during the first year and declines to 0.00% after 6 years and is not deducted from returns after 6 years.
5	A 1.00% CDSC was deducted from the six month and one year returns because it is charged when you sell Class C shares within the first year after purchase.
6	Not subject to any sales charges.

2010 Semiannual Report

17

Aberdeen Optimal Allocations Fund: Specialty (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2010)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Optimal Allocations Fund: Specialty, S&P 500® Index, the Specialty Composite Index and the Consumer Product Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed. The components of the Specialty Composite Index and its weightings are 70% S&P 500 Index and 30% Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE Index). The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2010

Asset Allocation
Mutual Funds	55.7%
Exchange Traded Funds	43.9%
Other assets in excess of liabilities	0.4%
100.0%

Top Industries
Equity Funds	79.9%
Real Estate Investment Trusts (REIT)	9.2%
Commodity Funds	5.3%
Fixed Income Funds	5.2%
Other	0.4%
100.0%

Top Holdings
Aberdeen Equity Long-Short Fund, Institutional Class	12.2%
iShares S&P Global Infrastructure Index Fund	11.9%
iShares S&P Global Healthcare Sector Index Fund	11.7%
Aberdeen Natural Resources Fund, Institutional Class	11.1%
Aberdeen Global Financial Services Fund, Institutional Class	10.9%
iShares S&P Global Technology Sector Index Fund	9.0%
Aberdeen Emerging Markets Institutional Fund, Institutional Class	8.1%
SPDR Dow Jones International Real Estate Fund	6.1%
Credit Suisse Commodity Return Strategy Fund, Common Class	5.3%
Aberdeen International Equity Institutional Fund, Institutional Class	5.0%
Other	8.7%
100.0%

Semiannual Report 2010

18

Statement of Investments

April 30, 2010 (Unaudited)

Aberdeen Optimal Allocations Fund: Specialty

	Shares or Principal Amount	Value
MUTUAL FUNDS (55.7%)
Commodity Fund (5.3%)
Credit Suisse Commodity Return Strategy Fund, Common Class	262,283	$2,192,682
Equity Funds (47.3%)
Aberdeen Emerging Markets Institutional Fund, Institutional Class (a)	274,765	3,368,623
Aberdeen Equity Long-Short Fund, Institutional Class (a)	452,828	5,080,732
Aberdeen Global Financial Services Fund, Institutional Class (a)	454,354	4,557,174
Aberdeen International Equity Institutional Fund, Institutional Class (a)	183,149	2,075,081
Aberdeen Natural Resources Fund, Institutional Class (a)	271,068	4,605,444
		19,687,054
Fixed Income Fund (3.1%)
PIMCO Developing Local Markets Fund, Institutional Class	125,825	1,292,224
Total Mutual Funds		23,171,960
EXCHANGE TRADED FUNDS (43.9%)
Equity Funds (32.6%)
iShares S&P Global Healthcare Sector Index Fund	96,400	4,844,100
iShares S&P Global Infrastructure Index Fund	146,700	4,951,125
iShares S&P Global Technology Sector Index Fund	63,800	3,752,078
		13,547,303
Fixed Income Fund (2.1%)
iShares Barclays TIPS Bond Fund	8,262	876,268
Real Estate Investment Trusts (REIT) (9.2%)
iShares Cohen & Steers Realty Majors Index Fund	20,806	1,276,656
SPDR Dow Jones International Real Estate Fund	72,504	2,563,741
		3,840,397
Total Exchange Traded Funds		18,263,968
Total Investments (Cost $41,863,763) (b)—99.6%		41,435,928

Other assets in excess of liabilities—0.4%		152,846
Net Assets—100.0%		$41,588,774

(a)	Investment in affiliate.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
REIT	Real Estate Investment Trust
TIPS	Treasury Inflation Protected Securities

See accompanying notes to financial statements.

2010 Semiannual Report

19

Statements of Assets and Liabilities (Unaudited)

April 30, 2010

	Aberdeen Optimal Allocations Fund: Defensive	Aberdeen Optimal Allocations Fund: Growth	Aberdeen Optimal Allocations Fund: Moderate	Aberdeen Optimal Allocations Fund: Moderate Growth	Aberdeen Optimal Allocations Fund: Specialty
Assets:
Investments, at value (cost $7,126,568; $5,033,577; $28,708,101; $16,279,876; $21,850,861)	$7,508,652	$5,272,749	$30,041,305	$17,091,128	$21,748,874
Investments in affiliates, at value (cost $1,501,696; $5,926,402; $11,633,799; $12,755,699; $20,012,902)	1,763,319	6,109,009	13,500,004	14,723,829	19,687,054

Total Investments	9,271,971	11,381,758	43,541,309	31,814,957	41,435,928

Cash	46,095	131,431	69,519	146,789	296,879
Interest and dividends receivable	5,395	522	15,565	9,157	1,958
Receivable for capital shares issued	–	17,300	858	4,927	10,045
Receivable for investments sold	–	–	285,005	–	–
Receivable from adviser	5,525	5,035	6,853	8,230	13,950
Prepaid expenses and other assets	49,063	29,305	32,846	31,659	31,967

Total Assets	9,378,049	11,565,351	43,951,955	32,015,719	41,790,727

Liabilities:
Payable for investments purchased	5,754	553	16,577	9,731	2,075
Payable for capital shares redeemed	166,850	–	111,152	85,521	108,043
Accrued expenses and other payables:
Investment advisory fees	1,161	1,436	5,523	4,128	5,274
Administration fees	195	241	928	693	886
Administrative services fees	87	267	170	542	104
Fund accounting and transfer agent fees	14,765	16,351	33,111	23,422	35,890
Distribution fees	5,895	6,698	27,615	19,213	26,786
Printing fees	6,518	7,383	14,523	11,665	13,269
Legal fees	2,066	1,555	5,065	3,080	3,029
Trustee fees	944	708	2,312	1,414	1,384
Custodian fees	1,220	582	2,027	719	596
Compliance program costs	316	237	773	473	463
Other	2,846	2,112	6,948	4,249	4,154

Total Liabilities	208,617	38,123	226,724	164,850	201,953

Net Assets	$9,169,432	$11,527,228	$43,725,231	$31,850,869	$41,588,774

Represented by:
Capital	$9,159,907	$15,238,516	$48,195,173	$37,862,987	$64,714,372
Accumulated net investment income (loss)	1,780	986	18,877	11,020	(9,254)
Accumulated net realized loss on investment transactions	(635,962)	(4,134,053)	(7,688,228)	(8,802,520)	(22,688,509)
Net unrealized appreciation/depreciation on investments	643,707	421,779	3,199,409	2,779,382	(427,835)

Net Assets	$9,169,432	$11,527,228	$43,725,231	$31,850,869	$41,588,774

Net Assets:
Class A Shares	$2,662,060	$4,604,495	$12,106,091	$12,166,769	$8,404,839
Class B Shares	693,964	982,559	2,265,564	3,069,768	3,643,746
Class C Shares	5,683,356	5,908,676	27,252,400	16,601,049	25,309,829
Class R Shares	–	31,498	810,030	11,039	465,018
Institutional Class Shares	130,052	–	1,291,146	2,244	3,765,342

Total	$9,169,432	$11,527,228	$43,725,231	$31,850,869	$41,588,774

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2010

20

Statements of Assets and Liabilities (Unaudited) (concluded)

April 30, 2010

	Aberdeen Optimal Allocations Fund: Defensive	Aberdeen Optimal Allocations Fund: Growth	Aberdeen Optimal Allocations Fund: Moderate	Aberdeen Optimal Allocations Fund: Moderate Growth		Aberdeen Optimal Allocations Fund: Specialty
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	262,569	466,108	1,111,613	1,174,413		784,397
Class B Shares	68,926	102,181	211,831	300,457		348,142
Class C Shares	564,763	614,788	2,547,292	1,625,956		2,420,437
Class R Shares	–	3,236	74,897	1,071		43,611
Institutional Class Shares	12,838	–	118,656	216		349,143

Total	909,096	1,186,313	4,064,289	3,102,113		3,945,730

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.14	$9.88	$10.89	$10.36		$10.72
Class B Shares (a)	$10.07	$9.62	$10.70	$10.22		$10.47
Class C Shares (b)	$10.06	$9.61	$10.70	$10.21		$10.46
Class R Shares	$–	$9.73	$10.82	$10.31		$10.66
Institutional Class Shares	$10.13	$–	$10.88	$10.37	(c)	$10.78
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.76	$10.48	$11.55	$10.99		$11.37
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%	5.75%		5.75%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(c)	The NAV reported above represents the traded NAV at April 30, 2010. Due to the financial statement rounding of class assets and class shares above, the calculated NAV results in a different NAV than the traded NAV.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2010 Semiannual Report

21

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2010

	Aberdeen Optimal Allocations Fund: Defensive	Aberdeen Optimal Allocations Fund: Growth	Aberdeen Optimal Allocations Fund: Moderate	Aberdeen Optimal Allocations Fund: Moderate Growth	Aberdeen Optimal Allocations Fund: Specialty
INVESTMENT INCOME:
Dividend income	$113,716	$63,832	$429,372	$225,381	$256,475
Dividend income from affiliates	9,298	35,906	109,069	80,234	129,987
Interest income	43	–	–	–	20

Total Investment Income	123,057	99,738	538,441	305,615	386,482

Expenses:
Investment advisory fees	7,347	8,219	34,216	24,338	31,863
Administration fees	1,317	1,468	6,128	4,343	5,702
Fund accounting and transfer agent fees	12,955	15,633	48,673	32,672	60,523
Distribution fees Class A	4,332	5,109	18,430	16,195	14,644
Distribution fees Class B	3,604	5,150	11,595	15,431	18,833
Distribution fees Class C	27,738	29,078	138,329	81,979	130,475
Distribution fees Class R	–	64	1,371	26	1,090
Administrative services fees Class A	326	916	563	1,703	319
Administrative services fees Class R	–	13	44	–	–
Registration and filing fees	34,508	29,309	31,078	30,347	30,483
Printing fees	3,429	4,272	12,644	9,424	13,723
Trustee fees	565	472	2,430	1,351	1,690
Compliance program costs	356	280	1,492	813	1,036
Custodian fees	1,156	489	2,640	915	978
Legal fees	1,420	1,224	6,094	3,465	4,285
Other	6,531	5,501	13,290	9,119	10,465

Total expenses before reimbursed/waived expenses	105,584	107,197	329,017	232,121	326,109

Earnings credit (Note 2)	(6)	(9)	(37)	(16)	(20)
Expenses reimbursed	(57,346)	(53,123)	(101,604)	(76,112)	(107,610)

Net Expenses	48,232	54,065	227,376	155,993	218,479

Net Investment Income	74,825	45,673	311,065	149,622	168,003

REALIZED/UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
Realized gain distributions from underlying non-affiliated funds	17,357	–	35,522	7,156	–
Realized gain (loss) on investment transactions from affiliated funds	556,881	(433,347)	1,156,085	(1,167,869)	(1,581,343)
Realized gain (loss) on investment transactions from non-affiliated funds	76,292	(134,784)	(297,820)	(276,712)	(417,971)

Net realized gain (loss) from investments	650,530	(568,131)	893,787	(1,437,425)	(1,999,314)
Net change in unrealized appreciation/depreciation from investment transactions	(262,005)	1,614,193	2,157,030	4,221,755	5,443,968

Net realized/unrealized gain from investments	388,525	1,046,062	3,050,817	2,784,330	3,444,654

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$463,350	$1,091,735	$3,361,882	$2,933,952	$3,612,657

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2010

22

Statements of Changes in Net Assets

	Aberdeen Optimal Allocations Fund: Defensive		Aberdeen Optimal Allocations Fund: Growth		Aberdeen Optimal Allocations Fund: Moderate
	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$74,825	$222,612	$45,673	$48,943	$311,065	$596,031
Net realized gain (loss) from investments transactions	650,530	(1,178,248)	(568,131)	(2,467,365)	893,787	(6,572,001)
Net change in unrealized appreciation/depreciation from investments	(262,005)	2,428,990	1,614,193	3,668,518	2,157,030	12,933,551

Change in net assets resulting from operations	463,350	1,473,354	1,091,735	1,250,096	3,361,882	6,957,581

Distributions to Shareholders From:
Net investment income:
Class A	(32,338)	(114,874)	(24,795)	(26,679)	(129,943)	(252,835)
Class B	(5,699)	(11,451)	(3,508)	(3,257)	(13,821)	(25,119)
Class C	(42,896)	(86,993)	(19,822)	(17,416)	(165,231)	(303,837)
Class R	–	(9)	(162)	(32)	(3,616)	(2,399)
Institutional Service Class	–	(12)	–	(4)	–	(11)
Institutional Class	(716)	(16,806)	–	(3)	(2,494)	(1,971)

Change in net assets from shareholder distributions	(81,649)	(230,145)	(48,287)	(47,391)	(315,105)	(586,172)

Change in net assets from capital transactions	(2,560,092)	(598,532)	67,437	(1,456,455)	(5,928,020)	(5,328,480)

Change in net assets	(2,178,391)	644,677	1,110,885	(253,750)	(2,881,243)	1,042,929

Net Assets:
Beginning of period	11,347,823	10,703,146	10,416,343	10,670,093	46,606,474	45,563,545

End of period	$9,169,432	$11,347,823	$11,527,228	$10,416,343	$43,725,231	$46,606,474

Accumulated net investment income at end of period	$1,780	$8,604	$986	$3,600	$18,877	$22,917

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2010 Semiannual Report

23

Statements of Changes in Net Assets (continued)

	Aberdeen Optimal Allocations Fund: Defensive		Aberdeen Optimal Allocations Fund: Growth		Aberdeen Optimal Allocations Fund: Moderate
	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$265,024	$5,082,889	$922,533	$731,553	$1,346,151	$5,007,863
Dividends reinvested	21,334	48,493	20,124	20,212	43,725	84,229
Cost of shares redeemed(a)	(2,906,919)	(4,478,027)	(429,374)	(1,010,874)	(6,923,316)	(4,677,369)

Total Class A	(2,620,561)	653,355	513,283	(259,109)	(5,533,440)	414,723

Class B Shares
Proceeds from shares issued	54,059	203,494	14,990	24,024	66,511	139,964
Dividends reinvested	3,424	6,510	2,539	2,283	8,722	15,170
Cost of shares redeemed(a)	(114,761)	(215,115)	(137,128)	(111,911)	(339,168)	(494,156)

Total Class B	(57,278)	(5,111)	(119,599)	(85,604)	(263,935)	(339,022)

Class C Shares
Proceeds from shares issued	911,598	2,854,808	329,809	889,987	3,009,249	6,957,302
Dividends reinvested	23,420	40,171	8,848	7,694	85,573	164,110
Cost of shares redeemed(a)	(903,148)	(3,177,632)	(689,611)	(2,010,472)	(4,945,239)	(12,750,316)

Total Class C	31,870	(282,653)	(350,954)	(1,112,791)	(1,850,417)	(5,628,904)

Class R Shares
Proceeds from shares issued	–	–	24,546	4,659	926,193	442,591
Dividends reinvested	–	9	161	32	364	8
Cost of shares redeemed(a)	–	(934)	–	(1,932)	(309,533)	(353,716)

Total Class R	–	(925)	24,707	2,759	617,024	88,883

Institutional Service Class Shares
Proceeds from shares issued	–	–	–	–	–	–
Dividends reinvested	–	12	–	4	–	11
Cost of shares redeemed(a)	–	(945)	–	(956)	–	(1,109)

Total Institutional Service Class	–	(933)	–	(952)	–	(1,098)

Institutional Class Shares
Proceeds from shares issued	85,161	55,339	–	–	1,202,668	154,351
Dividends reinvested	716	16,806	–	3	2,494	1,971
Cost of shares redeemed(a)	–	(1,034,410)	–	(761)	(102,414)	(19,384)

Total Institutional Class	85,877	(962,265)	–	(758)	1,102,748	136,938

Change in net assets from capital transactions:	$(2,560,092)	$(598,532)	$67,437	$(1,456,455)	$(5,928,020)	$(5,328,480)

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2010

24

Statements of Changes in Net Assets (continued)

	Aberdeen Optimal Allocations Fund: Defensive		Aberdeen Optimal Allocations Fund: Growth		Aberdeen Optimal Allocations Fund: Moderate
	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009

SHARE TRANSACTIONS:
Class A Shares
Issued	26,377	574,664	96,604	96,232	126,097	539,526
Reinvested	2,125	5,380	2,083	2,711	4,081	9,373
Redeemed	(290,014)	(517,743)	(45,386)	(144,821)	(641,323)	(527,403)

Total Class A Shares	(261,512)	62,301	53,301	(45,878)	(511,145)	21,496

Class B Shares
Issued	5,408	23,501	1,615	3,306	6,262	16,513
Reinvested	343	726	272	313	829	1,701
Redeemed	(11,440)	(24,007)	(14,388)	(15,284)	(32,166)	(55,922)

Total Class B Shares	(5,689)	220	(12,501)	(11,665)	(25,075)	(37,708)

Class C Shares
Issued	91,553	318,565	34,663	119,959	287,578	792,882
Reinvested	2,347	4,467	948	1,059	8,130	18,447
Redeemed	(90,952)	(355,757)	(74,377)	(283,655)	(473,141)	(1,441,890)

Total Class C Shares	2,948	(32,725)	(38,766)	(162,637)	(177,433)	(630,561)

Class R Shares
Issued	–	–	2,664	709	86,383	45,145
Reinvested	–	1	17	4	34	1
Redeemed	–	(109)	–	(292)	(29,661)	(34,073)

Total Class R Shares	–	(108)	2,681	421	56,756	11,073

Institutional Service Class Shares
Issued	–	–	–	–	–	–
Reinvested	–	1	–	–	–	1
Redeemed	–	(109)	–	(134)	–	(130)

Total Institutional Service Class Shares	–	(108)	–	(134)	–	(129)

Institutional Class Shares
Issued	8,441	6,555	–	–	110,133	17,707
Reinvested	71	1,934	–	–	232	214
Redeemed	–	(112,487)	–	(106)	(9,389)	(2,331)

Total Institutional Class Shares	8,512	(103,998)	–	(106)	100,976	15,590

Total change in shares:	(255,741)	(74,418)	4,715	(219,999)	(555,921)	(620,239)

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2010 Semiannual Report

25

Statements of Changes in Net Assets (continued)

	Aberdeen Optimal Allocations Fund: Moderate Growth		Aberdeen Optimal Allocations Fund: Specialty
	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$149,622	$238,322	$168,003	$211,686
Net realized gain (loss) from investments transactions	(1,437,425)	(6,046,850)	(1,999,314)	(16,185,791)
Net change in unrealized appreciation from investments	4,221,755	10,089,095	5,443,968	20,983,706

Change in net assets resulting from operations	2,933,952	4,280,567	3,612,657	5,009,601

Distributions to Shareholders From:
Net investment income:
Class A	(78,863)	(127,142)	(81,901)	(107,721)
Class B	(11,187)	(16,589)	(15,254)	(9,798)
Class C	(61,060)	(86,259)	(105,172)	(62,857)
Class R	(56)	(215)	(2,625)	(2,358)
Institutional Service Class	–	(7)	–	(11)
Institutional Class	(16)	(8)	(894)	(353)

Change in net assets from shareholder distributions	(151,182)	(230,220)	(205,846)	(183,098)

Change in net assets from capital transactions	(1,093,697)	(3,375,367)	(4,191,496)	(20,146,559)

Change in net assets	1,689,073	674,980	(784,685)	(15,320,056)

Net Assets:
Beginning of period	30,161,796	29,486,816	42,373,459	57,693,515

End of period	$31,850,869	$30,161,796	$41,588,774	$42,373,459

Accumulated net investment income (loss) at end of period	$11,020	$12,580	$(9,254)	$28,589

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2010

26

Statements of Changes in Net Assets (continued)

	Aberdeen Optimal Allocations Fund: Moderate Growth		Aberdeen Optimal Allocations Fund: Specialty
	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$3,554,910	$1,930,165	$954,497	$1,396,825
Dividends reinvested	61,473	96,705	35,932	47,972
Cost of shares redeemed(a)	(4,060,983)	(2,236,384)	(5,553,623)	(9,323,053)

Total Class A	(444,600)	(209,514)	(4,563,194)	(7,878,256)

Class B Shares
Proceeds from shares issued	53,127	171,703	70,710	67,053
Dividends reinvested	7,676	10,978	5,175	3,527
Cost of shares redeemed(a)	(312,576)	(787,981)	(489,888)	(1,085,354)

Total Class B	(251,773)	(605,300)	(414,003)	(1,014,774)

Class C Shares
Proceeds from shares issued	2,027,363	2,675,419	685,808	1,380,659
Dividends reinvested	25,260	34,878	36,303	20,437
Cost of shares redeemed(a)	(2,450,325)	(5,235,652)	(3,748,785)	(12,659,719)

Total Class C	(397,702)	(2,525,355)	(3,026,674)	(11,258,623)

Class R Shares
Proceeds from shares issued	715	2,413	109,461	70,280
Dividends reinvested	1	134	–	2
Cost of shares redeemed(a)	(351)	(37,890)	(59,527)	(116,754)

Total Class R	365	(35,343)	49,934	(46,472)

Institutional Service Class Shares
Proceeds from shares issued	–	–	–	–
Dividends reinvested	–	7	–	11
Cost of shares redeemed(a)	–	(1,033)	–	(3,064)

Total Institutional Service Class	–	(1,026)	–	(3,053)

Institutional Class Shares
Proceeds from shares issued	–	2,000	3,860,230	62,441
Dividends reinvested	13	7	894	353
Cost of shares redeemed(a)	–	(836)	(98,683)	(8,175)

Total Institutional Class	13	1,171	3,762,441	54,619

Change in net assets from capital transactions:	$(1,093,697)	$(3,375,367)	$(4,191,496)	$(20,146,559)

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2010 Semiannual Report

27

Statements of Changes in Net Assets (concluded)

	Aberdeen Optimal Allocations Fund: Moderate Growth		Aberdeen Optimal Allocations Fund: Specialty
	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009

SHARE TRANSACTIONS:
Class A Shares
Issued	349,854	231,320	91,224	171,239
Reinvested	6,096	11,799	3,394	5,847
Redeemed	(392,595)	(278,353)	(514,199)	(1,167,534)

Total Class A Shares	(36,645)	(35,234)	(419,581)	(990,448)

Class B Shares
Issued	5,284	22,314	7,058	7,556
Reinvested	779	1,369	502	437
Redeemed	(31,630)	(100,127)	(47,782)	(130,964)

Total Class B Shares	(25,567)	(76,444)	(40,222)	(122,971)

Class C Shares
Issued	206,101	331,410	67,150	167,052
Reinvested	2,565	4,355	3,521	2,536
Redeemed	(247,420)	(666,291)	(366,538)	(1,617,476)

Total Class C Shares	(38,754)	(330,526)	(295,867)	(1,447,888)

Class R Shares
Issued	72	300	10,532	8,408
Reinvested	–	18	–	–
Redeemed	(36)	(5,147)	(5,769)	(14,844)

Total Class R Shares	36	(4,829)	4,763	(6,436)

Institutional Service Class Shares
Issued	–	–	–	–
Reinvested	–	1	–	1
Redeemed	–	(135)	–	(393)

Total Institutional Service Class Shares	–	(134)	–	(392)

Institutional Class Shares
Issued	–	216	350,685	8,022
Reinvested	1	1	84	41
Redeemed	–	(110)	(9,022)	(1,075)

Total Institutional Class Shares	1	107	341,747	6,988

Total change in shares:	(100,929)	(447,060)	(409,160)	(2,561,147)

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2010

28

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Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Defensive

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2010*(f)	$9.77	$0.10	$0.37	$0.47	$(0.10)	$–	$(0.10)	$10.14
Year Ended October 31, 2009(f)	8.66	0.21	1.11	1.32	(0.21)	–	(0.21)	9.77
Year Ended October 31, 2008	10.51	0.35	(1.68)	(1.33)	(0.40)	(0.12)	(0.52)	8.66
Period Ended October 31, 2007(g)	10.00	0.25	0.50	0.75	(0.24)	–	(0.24)	10.51
Class B Shares
Six Months Ended April 30, 2010*(f)	9.72	0.06	0.37	0.43	(0.08)	–	(0.08)	10.07
Year Ended October 31, 2009(f)	8.62	0.14	1.11	1.25	(0.15)	–	(0.15)	9.72
Year Ended October 31, 2008	10.47	0.28	(1.68)	(1.40)	(0.33)	(0.12)	(0.45)	8.62
Period Ended October 31, 2007(g)	10.00	0.20	0.48	0.68	(0.21)	–	(0.21)	10.47
Class C Shares
Six Months Ended April 30, 2010*(f)	9.71	0.06	0.37	0.43	(0.08)	–	(0.08)	10.06
Year Ended October 31, 2009(f)	8.61	0.14	1.11	1.25	(0.15)	–	(0.15)	9.71
Year Ended October 31, 2008	10.48	0.28	(1.68)	(1.40)	(0.35)	(0.12)	(0.47)	8.61
Period Ended October 31, 2007(g)	10.00	0.20	0.49	0.69	(0.21)	–	(0.21)	10.48
Institutional Class Shares
Six Months Ended April 30, 2010*(f)	9.77	0.10	0.37	0.47	(0.11)	–	(0.11)	10.13
Year Ended October 31, 2009(f)	8.66	0.24	1.10	1.34	(0.23)	–	(0.23)	9.77
Year Ended October 31, 2008	10.52	0.35	(1.67)	(1.32)	(0.42)	(0.12)	(0.54)	8.66
Period Ended October 31, 2007(g)	10.00	0.29	0.49	0.78	(0.26)	–	(0.26)	10.52

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2010

30

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Defensive (concluded)

	Ratios/Supplemental Data

Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

4.84%	$2,662	0.52%	2.06%	1.71%	28.88%
15.50%	5,123	0.52%	2.37%	2.19%	61.98%
(13.32%)	4,001	0.55%	3.07%	1.78%	44.82%
7.67%	893	0.51%	3.04%	3.38%	15.52%

4.40%	694	1.25%	1.24%	2.41%	28.88%
14.64%	725	1.25%	1.57%	2.98%	61.98%
(13.95%)	641	1.28%	2.30%	2.45%	44.82%
6.96%	189	1.25%	2.35%	4.64%	15.52%

4.40%	5,683	1.25%	1.23%	2.41%	28.88%
14.66%	5,458	1.25%	1.60%	2.94%	61.98%
(13.98%)	5,121	1.28%	2.25%	2.59%	44.82%
7.03%	498	1.25%	2.36%	4.39%	15.52%

4.87%	130	0.25%	1.98%	1.31%	28.88%
15.76%	42	0.25%	2.74%	2.20%	61.98%
(13.20%)	938	0.40%	3.46%	1.18%	44.82%
7.90%	1,079	0.25%	3.22%	2.85%	15.52%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income is based on average shares outstanding during the period.
(g)	For the period from December 15, 2006 (commencement of operations) through October 31, 2007.

2010 Semiannual Report

31

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Growth

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2010*(f)	$8.97	$0.06	$0.91	$0.97	$(0.06)	$–	$–	$(0.06)	$9.88
Year Ended October 31, 2009	7.74	0.07	1.22	1.29	(0.06)	–	–	(0.06)	8.97
Year Ended October 31, 2008(f)	14.26	0.08	(4.81)	(4.73)	(0.93)	(0.80)	(0.06)	(1.79)	7.74
Year Ended October 31, 2007(f)	12.51	0.09	2.38	2.47	(0.35)	(0.37)	–	(0.72)	14.26
Year Ended October 31, 2006	11.33	0.27	1.67	1.94	(0.60)	(0.16)	–	(0.76)	12.51
Year Ended October 31, 2005	10.09	0.17	1.31	1.48	(0.24)	–	–	(0.24)	11.33
Class B Shares
Six Months Ended April 30, 2010*(f)	8.74	0.03	0.88	0.91	(0.03)	–	–	(0.03)	9.62
Year Ended October 31, 2009	7.56	0.02	1.19	1.21	(0.03)	–	–	(0.03)	8.74
Year Ended October 31, 2008(f)	13.96	–	(4.69)	(4.69)	(0.85)	(0.80)	(0.06)	(1.71)	7.56
Year Ended October 31, 2007(f)	12.32	(0.01)	2.34	2.33	(0.32)	(0.37)	–	(0.69)	13.96
Year Ended October 31, 2006	11.23	0.29	1.55	1.84	(0.59)	(0.16)	–	(0.75)	12.32
Year Ended October 31, 2005	10.04	0.12	1.27	1.39	(0.20)	–	–	(0.20)	11.23
Class C Shares
Six Months Ended April 30, 2010*(f)	8.73	0.03	0.88	0.91	(0.03)	–	–	(0.03)	9.61
Year Ended October 31, 2009	7.55	0.02	1.18	1.20	(0.02)	–	–	(0.02)	8.73
Year Ended October 31, 2008(f)	13.95	–	(4.69)	(4.69)	(0.85)	(0.80)	(0.06)	(1.71)	7.55
Year Ended October 31, 2007(f)	12.31	(0.01)	2.34	2.33	(0.32)	(0.37)	–	(0.69)	13.95
Year Ended October 31, 2006	11.22	0.37	1.46	1.83	(0.58)	(0.16)	–	(0.74)	12.31
Year Ended October 31, 2005	10.04	0.13	1.26	1.39	(0.21)	–	–	(0.21)	11.22
Class R Shares
Six Months Ended April 30, 2010*(f)	8.84	0.05	0.89	0.94	(0.05)	–	–	(0.05)	9.73
Year Ended October 31, 2009	7.67	0.05	1.20	1.25	(0.08)	–	–	(0.08)	8.84
Year Ended October 31, 2008(f)	14.11	0.08	(4.78)	(4.70)	(0.88)	(0.80)	(0.06)	(1.74)	7.67
Year Ended October 31, 2007(f)	12.44	0.06	2.33	2.39	(0.35)	(0.37)	–	(0.72)	14.11
Year Ended October 31, 2006	11.31	0.03	1.86	1.89	(0.60)	(0.16)	–	(0.76)	12.44
Year Ended October 31, 2005	10.06	0.19	1.27	1.46	(0.21)	–	–	(0.21)	11.31

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2010

32

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Growth (concluded)

	Ratios/Supplemental Data

Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

10.80%	$4,604	0.55%	1.23%	1.50%	50.50%
16.90%	3,702	0.55%	0.97%	2.65%	25.59%
(37.43%)	3,550	0.50%	0.66%	1.21%	67.06%
20.67%	6,159	0.50%	0.66%	1.05%	48.43%
17.79%	3,999	0.51%	0.17%	1.32%	47.77%
14.87%	998	0.53%	0.41%	3.91%	31.16%

10.43%	983	1.25%	0.61%	2.23%	50.50%
16.04%	1,002	1.25%	0.28%	3.37%	25.59%
(37.86%)	955	1.25%	(0.08%)	1.95%	67.06%
19.74%	1,660	1.23%	(0.06%)	1.79%	48.43%
16.94%	715	1.25%	(0.50%)	2.06%	47.77%
14.07%	189	1.25%	0.68%	5.11%	31.16%

10.45%	5,909	1.25%	0.59%	2.23%	50.50%
16.02%	5,707	1.25%	0.29%	3.36%	25.59%
(37.89%)	6,163	1.25%	(0.09%)	1.95%	67.06%
19.74%	11,332	1.24%	(0.08%)	1.78%	48.43%
16.91%	6,652	1.25%	(0.51%)	2.05%	47.77%
14.07%	1,517	1.25%	(0.71%)	4.35%	31.16%

10.68%	31	0.85%	1.15%	1.82%	50.50%
16.50%	5	0.75%	0.69%	3.00%	25.59%
(37.58%)	1	0.70%	0.64%	1.19%	67.06%
20.13%	287	0.78%	0.46%	1.34%	48.43%
17.43%	1	0.74%	(0.06%)	1.47%	47.77%
14.70%	1	0.80%	1.80%	5.55%	31.16%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

2010 Semiannual Report

33

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Moderate

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2010*	$10.20	$0.11	$0.67	$0.78	$(0.09)	$–	$–	$(0.09)	$10.89
Year Ended October 31, 2009	8.79	0.17	1.41	1.58	(0.17)	–	–	(0.17)	10.20
Year Ended October 31, 2008	13.03	0.43	(3.27)	(2.84)	(0.65)	(0.74)	(0.01)	(1.40)	8.79
Year Ended October 31, 2007(f)	11.85	0.25	1.49	1.74	(0.38)	(0.18)	–	(0.56)	13.03
Year Ended October 31, 2006	11.04	0.31	1.12	1.43	(0.51)	(0.11)	–	(0.62)	11.85
Year Ended October 31, 2005	10.32	0.28	0.77	1.05	(0.32)	(0.01)	–	(0.33)	11.04
Class B Shares
Six Months Ended April 30, 2010*	10.02	0.06	0.68	0.74	(0.06)	–	–	(0.06)	10.70
Year Ended October 31, 2009	8.65	0.10	1.37	1.47	(0.10)	–	–	(0.10)	10.02
Year Ended October 31, 2008	12.84	0.20	(3.08)	(2.88)	(0.56)	(0.74)	(0.01)	(1.31)	8.65
Year Ended October 31, 2007(f)	11.71	0.16	1.46	1.62	(0.31)	(0.18)	–	(0.49)	12.84
Year Ended October 31, 2006	10.93	0.22	1.11	1.33	(0.44)	(0.11)	–	(0.55)	11.71
Year Ended October 31, 2005	10.25	0.20	0.74	0.94	(0.25)	(0.01)	–	(0.26)	10.93
Class C Shares
Six Months Ended April 30, 2010*	10.03	0.06	0.67	0.73	(0.06)	–	–	(0.06)	10.70
Year Ended October 31, 2009	8.65	0.10	1.38	1.48	(0.10)	–	–	(0.10)	10.03
Year Ended October 31, 2008	12.85	0.31	(3.19)	(2.88)	(0.57)	(0.74)	(0.01)	(1.32)	8.65
Year Ended October 31, 2007(f)	11.72	0.16	1.46	1.62	(0.31)	(0.18)	–	(0.49)	12.85
Year Ended October 31, 2006	10.93	0.32	1.02	1.34	(0.44)	(0.11)	–	(0.55)	11.72
Year Ended October 31, 2005	10.25	0.23	0.74	0.97	(0.28)	(0.01)	–	(0.29)	10.93
Class R Shares
Six Months Ended April 30, 2010*	10.13	0.06	0.71	0.77	(0.08)	–	–	(0.08)	10.82
Year Ended October 31, 2009	8.75	0.12	1.42	1.54	(0.16)	–	–	(0.16)	10.13
Year Ended October 31, 2008	12.97	0.11	(2.97)	(2.86)	(0.61)	(0.74)	(0.01)	(1.36)	8.75
Year Ended October 31, 2007(f)	11.80	0.21	1.46	1.67	(0.32)	(0.18)	–	(0.50)	12.97
Year Ended October 31, 2006	11.02	0.20	1.20	1.40	(0.51)	(0.11)	–	(0.62)	11.80
Year Ended October 31, 2005	10.27	0.28	0.73	1.01	(0.25)	(0.01)	–	(0.26)	11.02
Institutional Class Shares
Six Months Ended April 30, 2010*	10.19	0.09	0.70	0.79	(0.10)	–	–	(0.10)	10.88
Year Ended October 31, 2009	8.79	0.18	1.41	1.59	(0.19)	–	–	(0.19)	10.19
Year Ended October 31, 2008	13.03	0.66	(3.47)	(2.81)	(0.68)	(0.74)	(0.01)	(1.43)	8.79
Year Ended October 31, 2007(f)	11.86	0.26	1.49	1.75	(0.40)	(0.18)	–	(0.58)	13.03
Year Ended October 31, 2006	11.04	0.18	1.29	1.47	(0.54)	(0.11)	–	(0.65)	11.86
Year Ended October 31, 2005	10.30	0.35	0.72	1.07	(0.32)	(0.01)	–	(0.33)	11.04

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2010

34

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Moderate (concluded)

	Ratios/Supplemental Data

Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

7.68%	$12,106	0.51%	1.95%	0.95%	39.61%
18.18%	16,547	0.50%	1.87%	1.11%	32.11%
(24.18%)	14,082	0.48%	2.33%	0.81%	53.11%
15.11%	11,248	0.49%	2.02%	0.75%	70.87%
13.38%	9,797	0.52%	1.87%	0.79%	34.82%
10.41%	4,595	0.52%	1.73%	1.88%	61.59%

7.42%	2,266	1.25%	1.07%	1.70%	39.61%
17.13%	2,375	1.25%	1.13%	1.86%	32.11%
(24.72%)	2,375	1.22%	1.65%	1.53%	53.11%
14.24%	3,435	1.23%	1.29%	1.49%	70.87%
12.59%	2,630	1.25%	1.20%	1.54%	34.82%
9.13%	1,269	1.25%	0.65%	2.70%	61.59%

7.31%	27,252	1.25%	1.09%	1.70%	39.61%
17.23%	27,321	1.25%	1.12%	1.87%	32.11%
(24.76%)	29,025	1.22%	1.58%	1.55%	53.11%
14.24%	29,557	1.23%	1.30%	1.49%	70.87%
12.59%	19,027	1.25%	1.25%	1.54%	34.82%
9.50%	7,648	1.25%	0.72%	2.51%	61.59%

7.65%	810	0.77%	0.86%	1.26%	39.61%
17.87%	184	0.70%	1.26%	1.15%	32.11%
(24.37%)	62	0.70%	2.57%	1.01%	53.11%
14.58%	122	0.78%	1.75%	1.05%	70.87%
13.15%	1	0.72%	1.63%	0.75%	34.82%
9.94%	1	0.81%	2.35%	3.85%	61.59%

7.81%	1,291	0.25%	1.37%	0.59%	39.61%
18.36%	180	0.25%	1.98%	0.79%	32.11%
(23.97%)	18	0.22%	1.65%	0.79%	53.11%
15.24%	1	0.25%	2.15%	0.63%	70.87%
13.74%	1	0.25%	1.58%	0.58%	34.82%
10.54%	1,138	0.25%	2.90%	2.94%	61.59%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

2010 Semiannual Report

35

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Moderate Growth

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2010*(f)	$9.50	$0.06	$0.86	$0.92	$(0.06)	$–	$–	$(0.06)	$10.36
Year Ended October 31, 2009(f)	8.15	0.11	1.35	1.46	(0.11)	–	–	(0.11)	9.50
Year Ended October 31, 2008	13.84	0.24	(4.12)	(3.88)	(0.81)	(0.95)	(0.05)	(1.81)	8.15
Year Ended October 31, 2007(f)	12.21	0.16	2.07	2.23	(0.37)	(0.23)	–	(0.60)	13.84
Year Ended October 31, 2006	11.21	0.39	1.32	1.71	(0.56)	(0.15)	–	(0.71)	12.21
Year Ended October 31, 2005	10.22	0.23	1.04	1.27	(0.28)	–	–	(0.28)	11.21
Class B Shares
Six Months Ended April 30, 2010*(f)	9.37	0.03	0.86	0.89	(0.04)	–	–	(0.04)	10.22
Year Ended October 31, 2009(f)	8.05	0.05	1.32	1.37	(0.05)	–	–	(0.05)	9.37
Year Ended October 31, 2008	13.69	0.21	(4.12)	(3.91)	(0.73)	(0.95)	(0.05)	(1.73)	8.05
Year Ended October 31, 2007(f)	12.11	0.07	2.04	2.11	(0.30)	(0.23)	–	(0.53)	13.69
Year Ended October 31, 2006	11.16	0.27	1.33	1.60	(0.50)	(0.15)	–	(0.65)	12.11
Year Ended October 31, 2005	10.17	0.18	1.04	1.22	(0.23)	–	–	(0.23)	11.16
Class C Shares
Six Months Ended April 30, 2010*(f)	9.37	0.03	0.85	0.88	(0.04)	–	–	(0.04)	10.21
Year Ended October 31, 2009(f)	8.04	0.05	1.33	1.38	(0.05)	–	–	(0.05)	9.37
Year Ended October 31, 2008	13.68	0.21	(4.12)	(3.91)	(0.73)	(0.95)	(0.05)	(1.73)	8.04
Year Ended October 31, 2007(f)	12.10	0.07	2.04	2.11	(0.30)	(0.23)	–	(0.53)	13.68
Year Ended October 31, 2006	11.14	0.34	1.27	1.61	(0.50)	(0.15)	–	(0.65)	12.10
Year Ended October 31, 2005	10.17	0.18	1.02	1.20	(0.23)	–	–	(0.23)	11.14
Class R Shares
Six Months Ended April 30, 2010*(f)	9.45	0.06	0.85	0.91	(0.05)	–	–	(0.05)	10.31
Year Ended October 31, 2009(f)	8.10	0.12	1.32	1.44	(0.09)	–	–	(0.09)	9.45
Year Ended October 31, 2008	13.79	0.73	(4.65)	(3.92)	(0.77)	(0.95)	(0.05)	(1.77)	8.10
Year Ended October 31, 2007(f)	12.18	0.33	1.82	2.15	(0.31)	(0.23)	–	(0.54)	13.79
Year Ended October 31, 2006	11.21	0.13	1.54	1.67	(0.55)	(0.15)	–	(0.70)	12.18
Year Ended October 31, 2005	10.19	0.25	1.01	1.26	(0.24)	–	–	(0.24)	11.21
Institutional Class Shares
Six Months Ended April 30, 2010*(f)	9.50	0.08	0.86	0.94	(0.07)	–	–	(0.07)	10.37
Period from July 29, 2009 through October 31, 2009(f)(g)	8.94	0.02	0.57	0.59	(0.03)	–	–	(0.03)	9.50
Period from November 1, 2008 through April 22, 2009(f)(g)	8.17	0.05	(0.48)	(0.43)	(0.04)	–	–	(0.04)	7.70
Year Ended October 31, 2008	13.88	0.30	(4.17)	(3.87)	(0.84)	(0.95)	(0.05)	(1.84)	8.17
Year Ended October 31, 2007(f)	12.24	0.19	2.07	2.26	(0.39)	(0.23)	–	(0.62)	13.88
Year Ended October 31, 2006	11.23	0.12	1.62	1.74	(0.58)	(0.15)	–	(0.73)	12.24
Year Ended October 31, 2005	10.21	0.32	1.00	1.32	(0.30)	–	–	(0.30)	11.23

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2010

36

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Moderate Growth (concluded)

	Ratios/Supplemental Data

Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

9.73%	$12,167	0.53%	1.29%	1.00%	53.45%
18.07%	11,500	0.52%	1.32%	1.42%	27.48%
(31.82%)	10,154	0.48%	1.46%	0.89%	44.74%
18.88%	15,799	0.49%	1.27%	0.76%	63.01%
15.79%	11,525	0.52%	1.05%	0.85%	32.64%
12.77%	3,419	0.52%	1.13%	2.32%	47.04%

9.46%	3,070	1.25%	0.67%	1.72%	53.45%
17.08%	3,056	1.25%	0.60%	2.17%	27.48%
(32.30%)	3,238	1.22%	0.70%	1.64%	44.74%
17.99%	4,437	1.23%	0.55%	1.50%	63.01%
14.91%	3,016	1.25%	0.42%	1.59%	32.64%
12.07%	1,183	1.25%	(0.09%)	3.00%	47.04%

9.36%	16,601	1.25%	0.67%	1.72%	53.45%
17.25%	15,594	1.25%	0.61%	2.16%	27.48%
(32.32%)	16,045	1.22%	0.70%	1.64%	44.74%
18.00%	22,259	1.23%	0.56%	1.50%	63.01%
14.95%	14,907	1.25%	0.41%	1.59%	32.64%
11.98%	3,604	1.25%	0.20%	3.20%	47.04%

9.69%	11	0.75%	1.14%	1.22%	53.45%
17.92%	10	0.71%	1.56%	1.60%	27.48%
(32.16%)	48	0.76%	0.76%	1.49%	44.74%
18.22%	2	0.97%	2.57%	1.32%	63.01%
15.55%	1	0.72%	0.85%	0.87%	32.64%
12.50%	1	0.80%	2.16%	4.28%	47.04%

9.94%	2	0.25%	1.64%	0.67%	53.45%

6.55%	2	0.25%	0.97%	1.10%	27.48%

(5.19%)	–	0.25%	1.54%	1.19%	27.48%
(31.69%)	1	0.21%	1.75%	0.55%	44.74%
19.15%	1	0.25%	1.47%	0.67%	63.01%
16.05%	1	0.25%	1.05%	0.71%	32.64%
13.16%	1,154	0.25%	2.73%	3.33%	47.04%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	There were no shareholders in the class for the period from April 23, 2009 through July 28, 2009. The financial highlight information presented is for two separate periods of time when shareholders were invested in the class.

2010 Semiannual Report

37

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocation Fund: Specialty

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2010*	$9.89	$0.07	$0.83	$0.90	$(0.07)	$–	$–	$(0.07)	$10.72
Year Ended October 31, 2009	8.46	0.09	1.41	1.50	(0.07)	–	–	(0.07)	9.89
Year Ended October 31, 2008	15.37	(0.09)	(5.10)	(5.19)	(0.83)	(0.79)	(0.10)	(1.72)	8.46
Year Ended October 31, 2007(f)	13.21	0.10	2.66	2.76	(0.46)	(0.14)	–	(0.60)	15.37
Year Ended October 31, 2006	11.53	0.37	1.92	2.29	(0.48)	(0.13)	–	(0.61)	13.21
Year Ended October 31, 2005	10.34	0.27	1.21	1.48	(0.29)	–	–	(0.29)	11.53
Class B Shares
Six Months Ended April 30, 2010*	9.67	0.02	0.82	0.84	(0.04)	–	–	(0.04)	10.47
Year Ended October 31, 2009	8.29	0.01	1.39	1.40	(0.02)	–	–	(0.02)	9.67
Year Ended October 31, 2008	15.11	0.03	(5.20)	(5.17)	(0.76)	(0.79)	(0.10)	(1.65)	8.29
Year Ended October 31, 2007(f)	13.06	–	2.61	2.61	(0.42)	(0.14)	–	(0.56)	15.11
Year Ended October 31, 2006	11.46	0.28	1.90	2.18	(0.45)	(0.13)	–	(0.58)	13.06
Year Ended October 31, 2005	10.30	0.17	1.24	1.41	(0.25)	–	–	(0.25)	11.46
Class C Shares
Six Months Ended April 30, 2010*	9.66	0.02	0.82	0.84	(0.04)	–	–	(0.04)	10.46
Year Ended October 31, 2009	8.28	0.02	1.38	1.40	(0.02)	–	–	(0.02)	9.66
Year Ended October 31, 2008	15.10	(0.04)	(5.13)	(5.17)	(0.76)	(0.79)	(0.10)	(1.65)	8.28
Year Ended October 31, 2007(f)	13.05	–	2.61	2.61	(0.42)	(0.14)	–	(0.56)	15.10
Year Ended October 31, 2006	11.45	0.27	1.91	2.18	(0.45)	(0.13)	–	(0.58)	13.05
Year Ended October 31, 2005	10.30	0.17	1.24	1.41	(0.26)	–	–	(0.26)	11.45
Class R Shares
Six Months Ended April 30, 2010*	9.85	0.05	0.82	0.87	(0.06)	–	–	(0.06)	10.66
Year Ended October 31, 2009	8.43	0.06	1.42	1.48	(0.06)	–	–	(0.06)	9.85
Year Ended October 31, 2008	15.32	0.25	(5.44)	(5.19)	(0.81)	(0.79)	(0.10)	(1.70)	8.43
Year Ended October 31, 2007(f)	13.19	0.08	2.62	2.70	(0.43)	(0.14)	–	(0.57)	15.32
Year Ended October 31, 2006	11.54	0.48	1.78	2.26	(0.48)	(0.13)	–	(0.61)	13.19
Year Ended October 31, 2005	10.32	(0.34)	1.81	1.47	(0.25)	–	–	(0.25)	11.54
Institutional Class Shares
Six Months Ended April 30, 2010*	9.96	0.07	0.83	0.90	(0.08)	–	–	(0.08)	10.78
Year Ended October 31, 2009	8.51	0.10	1.44	1.54	(0.09)	–	–	(0.09)	9.96
Year Ended October 31, 2008	15.45	0.74	(5.92)	(5.18)	(0.87)	(0.79)	(0.10)	(1.76)	8.51
Year Ended October 31, 2007(f)	13.27	0.13	2.66	2.79	(0.47)	(0.14)	–	(0.61)	15.45
Year Ended October 31, 2006	11.56	0.04	2.30	2.34	(0.50)	(0.13)	–	(0.63)	13.27
Year Ended October 31, 2005	10.34	0.34	1.19	1.53	(0.31)	–	–	(0.31)	11.56

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2010

38

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocation Fund: Specialty (concluded)

	Ratios/Supplemental Data

Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

9.12%	$8,405	0.51%	1.36%	1.02%	56.42%
17.87%	11,911	0.48%	1.04%	1.39%	7.39%
(37.55%)	18,574	0.46%	0.71%	0.75%	46.75%
21.56%	42,188	0.49%	0.73%	0.62%	24.54%
20.48%	24,363	0.51%	0.43%	0.74%	13.76%
14.59%	5,133	0.53%	2.31%	1.54%	28.77%

8.70%	3,644	1.25%	0.58%	1.76%	56.42%
16.96%	3,757	1.25%	0.21%	2.15%	7.39%
(37.97%)	4,240	1.21%	(0.07%)	1.51%	46.75%
20.64%	7,561	1.23%	(0.01%)	1.37%	24.54%
19.67%	3,714	1.25%	(0.23%)	1.48%	13.76%
13.89%	982	1.25%	0.27%	2.22%	28.77%

8.71%	25,310	1.25%	0.57%	1.76%	56.42%
16.94%	26,250	1.25%	0.24%	2.16%	7.39%
(38.00%)	34,491	1.21%	(0.06%)	1.51%	46.75%
20.65%	67,323	1.23%	0.01%	1.37%	24.54%
19.59%	35,182	1.25%	(0.24%)	1.48%	13.76%
13.90%	9,200	1.25%	0.25%	2.22%	28.77%

8.86%	465	0.75%	1.05%	1.26%	56.42%
17.65%	383	0.71%	0.73%	1.60%	7.39%
(37.69%)	382	0.71%	0.41%	1.03%	46.75%
21.14%	479	0.75%	0.57%	0.92%	24.54%
20.23%	78	0.85%	0.15%	1.07%	13.76%
14.36%	1	0.84%	(0.55%)	1.90%	28.77%

9.06%	3,765	0.25%	0.14%	0.66%	56.42%
18.24%	74	0.25%	1.08%	1.07%	7.39%
(37.37%)	3	0.22%	0.32%	0.80%	46.75%
21.77%	1	0.25%	0.95%	0.54%	24.54%
20.84%	1	0.25%	0.29%	0.56%	13.76%
15.07%	1,189	0.25%	3.04%	1.41%	28.77%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

2010 Semiannual Report

39

Notes to Financial Statements (Unaudited)

April 30, 2010

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of April 30, 2010, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of April 30, 2010, the Trust operated twenty-one (21) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the five (5) funds listed below (each, a “Fund”; collectively, the “Funds”):

–	Aberdeen Optimal Allocations Fund: Defensive (“Optimal Allocations Defensive”)
–	Aberdeen Optimal Allocations Fund: Growth (“Optimal Allocations Growth”)
–	Aberdeen Optimal Allocations Fund: Moderate (“Optimal Allocations Moderate”)
–	Aberdeen Optimal Allocations Fund: Moderate Growth (“Optimal Allocations Moderate Growth”)
–	Aberdeen Optimal Allocations Fund: Specialty (“Optimal Allocations Specialty”)

Each of the Funds is constructed as a “fund of funds,” which means that each of these Funds pursues its investment objective primarily by allocating its investments among other affiliated and unaffiliated mutual funds (“Underlying Funds”).

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Shares of the Underlying Funds in which the Funds invest are valued at their respective net asset values as reported by the Underlying Funds or at the last sales price reflected at the close of the exchange on which the Underlying Funds are traded. The securities in the Underlying Funds are generally valued as of the close of business of the regular session of trading on the New York Stock Exchange. Underlying Funds value securities and assets at fair value.

In accordance with Accounting Standards Codification 820 “Fair Value Measurements and Disclosures” (“ASC 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. The valuation techniques utilized by the Funds maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets
•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Semiannual Report 2010

40

Notes to Financial Statements (Unaudited) (continued)

April 30, 2010

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each of the Funds’ investments as of April 30, 2010:

LEVEL 1 - Quoted Prices ($)*

Aberdeen Optimal Allocations Fund: Defensive
Mutual Funds	3,564,048
Exchange Traded Funds	5,707,923

9,271,971

Aberdeen Optimal Allocations Fund: Growth
Mutual Funds	6,920,391
Exchange Traded Funds	4,461,367

11,381,758

Aberdeen Optimal Allocations Fund: Moderate
Mutual Funds	19,306,013
Exchange Traded Funds	24,235,296

43,541,309

Aberdeen Optimal Allocations Fund: Moderate Growth
Mutual Funds	18,614,563
Exchange Traded Funds	13,200,394

31,814,957

Aberdeen Optimal Allocations Fund: Specialty
Mutual Funds	23,171,960
Exchange Traded Funds	18,263,968

41,435,928

*	At April 30, 2010, there were no significant transfers in or out of Level 1 fair value measurements.

There were no Level 2 or 3 securities held in the Funds during the six months ended April 30, 2010. For detailed industry descriptions, see the accompanying Statements of Investments.

For the six months ended April 30, 2010, there have been no significant changes to the fair valuation methodologies.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements. It is the Funds’ policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. There were no repurchase agreements outstanding as of April 30, 2010.

(c)	Security Transactions and Investment Income

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date; interest income is recorded on an accrual basis using the effective interest method. Expenses are recorded on an accrual basis.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly for all Funds. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

2010 Semiannual Report

41

Notes to Financial Statements (Unaudited) (continued)

April 30, 2010

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. Permanent differences, if any (e.g., return of capital distributions and underlying fund distribution adjustments) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in capital.

(e)	Federal Income Taxes

Each Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s taxable years 2005 to 2009 remain subject to examination by the Internal Revenue Service.

(f)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all or certain Funds of the Trust. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

(g)	Earnings Credits

The Funds’ custodial arrangements include a provision to reduce their custodial fees by the amount of earnings credits recognized on cash deposits in demand deposit accounts.

3. Agreements and Transactions with Affiliates

(a)	Investment Adviser

Under the current Investment Advisory Agreement with the Trust, Aberdeen Asset Management, Inc. (“Aberdeen” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Board of Trustees. Under the terms of the Investment Advisory Agreement, the Funds each pay Aberdeen an annual management fee paid monthly of 0.15% based on the Funds’ average daily net assets.

Aberdeen entered into a written contract (“Expense Limitation Agreement”) on February 28, 2009 with the Trust on behalf of the Funds that is effective through at least February 28, 2011, and can only be terminated by the Board of Trustees. The Expense Limitation Agreement limits operating expenses (excluding any taxes, interest, brokerage fees, short-sale dividend expenses, acquired fund fees and expenses and administrative services fees) from exceeding 0.50% for Class A, 1.25% for Class B, 1.25% for Class C, 0.75% for Class R, and 0.25% for Institutional Class.

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed respectively, pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis (the “Reimbursement Requirements”). Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

Semiannual Report 2010

42

Notes to Financial Statements (Unaudited) (continued)

April 30, 2010

As of April 30, 2010, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen, would be:

Fund	Amount Fiscal Year 2008* (Expires 10/31/11)	Amount Fiscal Year 2009 (Expires 10/31/12)	Amount Six Months Ended April 30, 2010 (Expires 10/31/13)	Total
Optimal Allocations Defensive	$62,335	$190,209	$57,346	$309,890
Optimal Allocations Growth	60,550	196,844	53,123	310,517
Optimal Allocations Moderate	94,768	269,409	101,604	465,781
Optimal Allocations Moderate Growth	97,497	250,002	76,112	423,611
Optimal Allocations Specialty	177,821	400,346	107,610	685,777

*	Expenses waived or reimbursed under the terms of the Expense Limitation Agreement during the period June 23, 2008 to October 31, 2008.

(b)	Fund Administration

Under the terms of the Fund Administration agreement in effect during the period, Aberdeen will provide various administrative and accounting services, including daily valuation of the Fund’s shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board of Trustees. For Fund Administration, the Funds will pay Aberdeen a combined annual fee based on the Trust’s average daily net assets as set forth in the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each Fund and are paid to Aberdeen.

Combined Fee Schedule*
Up to $500 million	0.045%
$500 million up to $2 billion	0.03%
$2 billion or more	0.015%

*	The asset-based fees are subject to an annual minimum fee.

(c)	Distributor

The Trust and Aberdeen Fund Distributors LLC, (the “Distributor” or “AFD”) are parties to the current Underwriting Agreement, (the “Underwriting Agreement”) whereby the Distributor will act as principal underwriter for the Trust’s shares.

The Trust has adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate AFD, as the Funds’ Distributor, for expenses associated with the distribution of certain classes of shares of the series of the Trust. Although actual distribution expenses may be more or less, under the Plan the series of the Trust will pay the Distributor an annual fee in an amount that will not exceed the following amounts:

Fund	Class A Shares	Class B Shares*	Class C Shares*	Class R Shares
Optimal Allocations Defensive	0.25%	1.00%	1.00%	0.50%
Optimal Allocations Growth	0.25%	1.00%	1.00%	0.50%
Optimal Allocations Moderate	0.25%	1.00%	1.00%	0.50%
Optimal Allocations Moderate Growth	0.25%	1.00%	1.00%	0.50%
Optimal Allocations Specialty	0.25%	1.00%	1.00%	0.50%

*	0.25% of which is service fees

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on certain redemptions of Class B and Class C (and certain Class A shares).

In addition, the Distributor will reallow to dealers 5.00% of sales charges on Class A shares of the series of the Trust which have a maximum front-end sales charge of 5.75%, 4.00% on Class B of the series of the Trust (on the maximum deferred sales charge of 5%), and 1.00% on

2010 Semiannual Report

43

Notes to Financial Statements (Unaudited) (continued)

April 30, 2010

Class C shares of the series of the Trust (on the deferred sales charge assessed on sales within one year of purchase). For the six months ended April 30, 2010, AFD retained commissions of $73,506 from front-end sales charges of Class A shares and from CDSC fees from Class B, Class C and certain Class A shares of the Trust.

Under the terms of the current Administrative Services Plan, a series of the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers and financial institutions, who agree to provide certain administrative support services in connection with the Class A, Class R and Institutional Service Class shares of the series of the Trust (as applicable). These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class A, Class R and Institutional Service Class shares of each of the Funds. Amount of expenses incurred under the terms of the Administrative Services Plan during the six months ended April 30, 2010 are included in the Statement of Operations as “Other” and were as follows:

Fund	Amount
Optimal Allocations: Defensive	$326
Optimal Allocations: Growth	929
Optimal Allocations: Moderate	607
Optimal Allocations: Moderate Growth	1,703
Optimal Allocations: Specialty	319

4. Short-Term Trading Fees

The Funds assess a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within 90 calendar days of purchase. The redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

For the six months ended April 30, 2010, the Funds did not have any contributions to capital due to collection of redemption fees.

For the year ended October 31, 2009, the Funds did not have any contributions to capital due to collection of redemption fees.

5. Investment Transactions

Purchases and sales of Underlying Funds for the six months ended April 30, 2010, were as follows:

Fund	Purchases	Sales
Optimal Allocations: Defensive	$2,835,763	$5,174,474
Optimal Allocations: Growth	5,471,243	5,442,109
Optimal Allocations: Moderate	17,863,112	23,421,913
Optimal Allocations: Moderate Growth	17,040,554	17,676,058
Optimal Allocations: Specialty	23,676,891	27,704,296

6. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

7. New Accounting Pronouncements

In January 2010, Financial Accounting Standards Board issued Accounting Standards Update 2010-06 (“ASU 2010-06”) to ASC 820-10, “Fair Value Measurements and Disclosures—Overall”. The amendment requires the disclosure of input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. In addition, transfers between all levels must

Semiannual Report 2010

44

Notes to Financial Statements (Unaudited) (continued)

April 30, 2010

be disclosed on a gross basis including the reason(s) for the transfer(s). Purchases, sales, issuances, and settlements in the Level 3 rollforward must be disclosed on a gross basis. The amendment is effective for interim and annual reporting periods beginning after December 15, 2009, while disclosures about purchases, sales, issuances, and settlements in the Level 3 rollforward of activity is effective for interim and fiscal periods beginning after December 15, 2010. The Trust has adopted a policy of recognizing significant transfers between Level 1 and Level 2 at the reporting period end.

8. Federal Tax Information

As of April 30, 2010, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Optimal Allocations: Defensive	$9,071,892	$225,641	$(25,562)	$200,079
Optimal Allocations: Growth	11,713,746	628,692	(960,680)	(331,988)
Optimal Allocations: Moderate	42,396,186	1,398,739	(253,616)	1,145,123
Optimal Allocations: Moderate Growth	30,383,649	1,544,696	(113,388)	1,431,308
Optimal Allocations: Specialty	46,066,942	1,351,818	(5,982,832)	(4,631,014)

The tax character of distributions paid during the fiscal year ended October 31, 2009, was as follows (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Optimal Allocations: Defensive	$230,145	$–	$230,145	$–	$–	$230,145
Optimal Allocations: Growth	47,391	$–	47,391	–	–	47,391
Optimal Allocations Moderate	586,172	$–	586,172	–	–	586,172
Optimal Allocations Moderate Growth	230,220	$–	230,220	–	–	230,220
Optimal Allocations Specialty	183,098	$–	183,098	–	–	183,098

As of October 31, 2009, the components of accumulated earnings (deficit) on a tax basis was as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings (Deficit)
Optimal Allocations: Defensive	$8,145	$–	$8,145	$–	$(723,382)	$343,061	$(372,176)
Optimal Allocations: Growth	–	–	–	–	(2,402,755)	(2,351,981)	(4,754,736)
Optimal Allocations: Moderate	11,341	–	11,341	–	(5,322,778)	(2,205,282)	(7,516,719)
Optimal Allocations: Moderate Growth	3,332	–	3,332	–	(5,618,771)	(3,179,449)	(8,794,888)
Optimal Allocations: Specialty	19,179	–	19,179	–	(14,629,605)	(11,921,983)	(26,532,409)

2010 Semiannual Report

45

Notes to Financial Statements (Unaudited) (continued)

April 30, 2010

*	As of October 31, 2009, for Federal income tax purposes, the following Funds have capital loss carry forwards available to offset capital gains, if any, to the extent provided by the treasury regulations:

Fund	Amount	Expires
Optimal Allocations: Defensive	$723,382	2017
Optimal Allocations: Growth	2,402,755	2017
Optimal Allocations: Moderate	5,322,778	2017
Optimal Allocations: Moderate Growth	5,618,771	2017
Optimal Allocations: Specialty	1,221,236	2016
Optimal Allocations: Specialty	13,408,369	2017

**	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to : tax deferral of losses on wash sales; the difference between book and tax amortization methods for premium and market discount.

Amounts designated as “–” are $0 or round to $0.

9. Significant Shareholders

As of April 30, 2010, shareholders of Aberdeen Funds which are considered significant shareholders for financial reporting purposes are as follows:

Fund	Ownership%	Account Owner
Optimal Allocations: Defensive	17.6%	First Clearing, LLC
	23.4	Merrill Lynch, Pierce, Fenner & Smith
Optimal Allocations: Growth	10.7	First Clearing, LLC
	27.0	Merrill Lynch, Pierce, Fenner & Smith
	11.7	Nationwide Investment Services Corp.
Optimal Allocations: Moderate	40.4	Merrill Lynch, Pierce, Fenner & Smith
Optimal Allocations: Moderate Growth	27.7	Merrill Lynch, Pierce, Fenner & Smith
Optimal Allocations: Specialty	39.2	Merrill Lynch, Pierce, Fenner & Smith

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financials statements were issued. Based on this evaluation, no adjustments were required to the Financial Statements as of April 30, 2010.

Effective June 1, 2010, State Street Bank and Trust Company became Sub-Administrator, Fund Accounting Agent and Custodian to the Aberdeen Funds. Citi Fund Services Ohio, Inc. remained the Funds’ Transfer Agent pursuant to a Services Agreement.

Also, effective June 1, 2010, the administration fee schedule payable to Aberdeen Asset Management Inc. changed to the following :

Assets	Percent of Net Assets
$0-$500 million	0.065%
$500 million-$2 billion	0.045%
Over $2 billion	0.020%

11. Change in Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, an independent registered public accounting firm, was the independent registered public accounting firm for the Funds for the fiscal year ended October 31, 2008. At the meetings held on June 9, 2009, the Audit Committee and the Board of Trustees engaged KPMG LLP to replace PwC as the independent registered public accounting firm for the Trust.

Semiannual Report 2010

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Notes to Financial Statements (Unaudited) (concluded)

April 30, 2010

The report of the financial statements for the Funds for the fiscal year ended October 31, 2008 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal year ended October 31, 2008 and through the date of the auditor change, there were no disagreements between the Funds and PwC on any matters of accounting principles or practices, financial statement disclosures, auditing scope or procedures, or any other matter which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with the issuance of PwC’s reports on the financial statements of such period.

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Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2009 and continued to hold your shares at the end of the reporting period, April 30, 2010.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Actual Expense Example of a $1,000 Investment April 30, 2010		Beginning Account Value, November 1, 2009	Ending Account Value, April 30, 2010	Expenses Paid During Period*+	Annualized Expense Ratio**
Aberdeen Optimal Allocation Fund: Defensive	Class A	$1,000.00	$1,048.40	$2.64	0.52%
	Class B	$1,000.00	$1,044.00	$6.34	1.25%
	Class C	$1,000.00	$1,044.00	$6.34	1.25%
	Institutional Class	$1,000.00	$1,048.70	$1.27	0.25%
Aberdeen Optimal Allocation Fund: Growth	Class A	$1,000.00	$1,108.00	$2.87	0.55%
	Class B	$1,000.00	$1,104.30	$6.52	1.25%
	Class C	$1,000.00	$1,104.50	$6.52	1.25%
	Class R	$1,000.00	$1,106.80	$4.44	0.85%
Aberdeen Optimal Allocation Fund: Moderate	Class A	$1,000.00	$1,076.80	$2.63	0.51%
	Class B	$1,000.00	$1,074.20	$6.43	1.25%
	Class C	$1,000.00	$1,073.10	$6.43	1.25%
	Class R	$1,000.00	$1,076.50	$3.96	0.77%
	Institutional Class	$1,000.00	$1,078.10	$1.29	0.25%
Aberdeen Optimal Allocation Fund: Moderate Growth	Class A	$1,000.00	$1,097.30	$2.76	0.53%
	Class B	$1,000.00	$1,094.60	$6.49	1.25%
	Class C	$1,000.00	$1,093.60	$6.49	1.25%
	Class R	$1,000.00	$1,096.90	$3.90	0.75%
	Institutional Class	$1,000.00	$1,099.40	$1.30	0.25%
Aberdeen Optimal Allocation Fund: Specialty	Class A	$1,000.00	$1,091.20	$2.64	0.51%
	Class B	$1,000.00	$1,087.00	$6.47	1.25%
	Class C	$1,000.00	$1,087.10	$6.47	1.25%
	Class R	$1,000.00	$1,088.60	$3.88	0.75%
	Institutional Class	$1,000.00	$1,090.60	$1.30	0.25%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
+	Expenses are based on the direct expenses of the Fund and do not include the effect of the Underlying Funds’ expenses, which are disclosed in the Fee and expense table and described more fully in a footnote to that table in your Fund Prospectus.

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Shareholder Expense Examples (Unaudited) (concluded)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Hypothetical Expense Example of a $1,000 Investment[1] April 30, 2010		Beginning Account Value, November 1, 2009	Ending Account Value, April 30, 2010	Expenses Paid During Period*+	Annualized Expense Ratio**
Aberdeen Optimal Allocation Fund: Defensive	Class A	$1,000.00	$1,022.22	$2.61	0.52%
	Class B	$1,000.00	$1,018.60	$6.28	1.25%
	Class C	$1,000.00	$1,018.60	$6.28	1.25%
	Institutional Class	$1,000.00	$1,023.55	$1.26	0.25%
Aberdeen Optimal Allocation Fund: Growth	Class A	$1,000.00	$1,022.07	$2.76	0.55%
	Class B	$1,000.00	$1,018.60	$6.28	1.25%
	Class C	$1,000.00	$1,018.60	$6.28	1.25%
	Class R	$1,000.00	$1,020.58	$4.27	0.85%
Aberdeen Optimal Allocation Fund: Moderate	Class A	$1,000.00	$1,022.27	$2.56	0.51%
	Class B	$1,000.00	$1,018.60	$6.28	1.25%
	Class C	$1,000.00	$1,018.60	$6.28	1.25%
	Class R	$1,000.00	$1,020.98	$3.87	0.77%
	Institutional Class	$1,000.00	$1,023.55	$1.26	0.25%
Aberdeen Optimal Allocation Fund: Moderate Growth	Class A	$1,000.00	$1,022.17	$2.66	0.53%
	Class B	$1,000.00	$1,018.60	$6.28	1.25%
	Class C	$1,000.00	$1,018.60	$6.28	1.25%
	Class R	$1,000.00	$1,021.08	$3.77	0.75%
	Institutional Class	$1,000.00	$1,023.55	$1.26	0.25%
Aberdeen Optimal Allocation Fund: Specialty	Class A	$1,000.00	$1,022.27	$2.56	0.51%
	Class B	$1,000.00	$1,018.60	$6.28	1.25%
	Class C	$1,000.00	$1,018.60	$6.28	1.25%
	Class R	$1,000.00	$1,021.08	$3.77	0.75%
	Institutional Class	$1,000.00	$1,023.55	$1.26	0.25%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
+	Expenses are based on the direct expenses of the Fund and do not include the effect of the Underlying Funds’ expenses, which are disclosed in the Fee and expense table and described more fully in a footnote to that table in your Fund Prospectus.
[1]	Represents the hypothetical 5% return before expenses.

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Privacy Statement

Aberdeen Funds appreciates the privacy concerns and expectations of our shareholders. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law.

We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information (“Information”) pertaining to you.

Collection of Information

We collect nonpublic personal information about you from the following sources:

•

Information received from you on account applications, agreements, questionnaires or other forms (which may include your name, address, phone number, social security or taxpayer identification number, and birth date);

•	Information about your transactions with us, our affiliates, or others (which may include account balances and investment activity);

•	Information received from you in written, telephonic or electronic communications with us, our affiliates or others.

Disclosure of Information

We do not disclose any Information about our customers or former customers to third parties, except as permitted by law. We may disclose all of the Information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

Access to Information

We restrict access to your Information except to the extent necessary to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal regulations to guard your Information.

Our privacy policy applies only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of an Aberdeen Fund, we consider you to be a customer of that Fund. Shareholders purchasing or owning shares of a Fund through their bank, broker or other financial institution should consult that financial institution’s privacy policies. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment adviser or other financial service provider, that third-party’s privacy policies may apply to you and the Funds’ privacy policy may not.

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Management Information

Directors

P. Gerald Malone, Chairman

Martin J. Gilbert

Peter D. Sacks

John T. Sheehy

Richard H. McCoy

Warren C. Smith

Jack Solan

Officers

Gary Marshall, President

Vincent McDevitt, Chief Compliance Officer, Vice President

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Vice President and Secretary

Lucia Sitar, Vice President and Assistant Secretary

William Baltrus, Vice President

Alan Goodson, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Timothy Sullivan, Vice President

Sharon Greenstein, Vice President

Brian O’Neill, Vice President

Investment Manager

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Transfer Agent & Fund Accountant

Citi Fund Services

3435 Stelzer Road

Columbus, Ohio 43219

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

JPMorgan Chase Bank

4 New York Plaza

New York, NY 10008

Independent Accountants

KPMG LLP

1601 Market Street

Philadelphia, PA 19103-2499

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019-6099

“Aberdeen” is a U.S. registered service mark of Aberdeen Asset Management PLC.

Aberdeen Funds

P.O. Box 183148

Columbus, OH 43218-3148

AOE-0202-0610

SEMIANNUAL REPORT

ABERDEEN FUNDS INSTITUTIONAL SERIES

April 30, 2010

Aberdeen Asia Bond Institutional Fund

Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund

Aberdeen Emerging Markets Institutional Fund

Aberdeen International Equity Institutional Fund

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment advisor under the Investment Advisers Act of 1940 since August 23, 1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Aberdeen Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Commission’s website at www.sec.gov.

Letter to Shareholders

June 24, 2010

Dear Valued Shareholder:

Welcome to the 2010 Aberdeen Funds Semi-Annual Report covering the activities for the six-month period ended April 30, 2010.

Aberdeen Funds named one of Barron’s best

We are very proud to inform you that the February 1, 2010 edition of Barron’s named Aberdeen Funds as one of the Best Mutual Fund Families in the annual survey. Among the 61 leading mutual fund families, Aberdeen was ranked #3 for the one-year period ending December 31, 2009. Barron’s recognized Aberdeen with a ranking of #1 within the Taxable Bond Funds category in addition to #6 and #8 in the U.S. Equity and World Equity Funds categories, respectively.

Equity Long-Short Fund repeats as Lipper winner

Aberdeen Asset Management Inc.’s U.S. Equity team repeated a victory at this year’s 2010 Lipper Fund Awards for the Aberdeen Equity Long-Short Fund, Institutional Share Class: (GGUIX). The Fund was cited as the “Best Long/Short Equity Fund” at the 2010 Lipper Fund Awards.

Accolades such as these have assisted us to gain recognition within the investment community. As of May 31, 2010, Aberdeen Funds have approximately $4 billion in assets under management and we continue to develop a wider audience of investors.

Corporate Citizenship

Aberdeen Asset Management Inc. was honored to announce its sponsorship of the 2010 Aberdeen Dad Vail Regatta in Philadelphia on May 7-8, 2010. The Regatta is the largest collegiate rowing competition in the U.S. and has been a hallmark event for Philadelphia and participating universities since 1953. We believe the Regatta’s focus on athletic and academic achievement and teamwork aligns well with our own corporate goals. More information on the sponsorship may be found at www.aberdeen-asset.us/dadvail

Market Outlook

Global markets are enduring greater volatility as there are growing concerns about the ongoing fiscal crisis in several Eurozone countries, China’s tightening of monetary policy, and the possible implications of the proposed increased regulatory oversight of the financial industry in the U.S. Global equity markets were nonetheless able to gain ground during the period amid improving economic data and generally better-than-expected corporate earnings results.

We remain cautious on the market outlook for the remainder of the year, and into 2011, but believe that our diligent investment process will continue to enable us to find quality companies in which to invest for the long term. Anne Richards, the Aberdeen Group’s Chief Investment Officer, provides you with a detailed insight on the marketplace in the Global Market Review and Outlook on the following page.

We thank you for your investment with us.

Very kindly yours,

Gary Marshall

President

Aberdeen Funds

Important Information

The Aberdeen Equity Long- Short Fund invests in U.S. equity securities of any size and seeks to achieve its objective through the purchase and short sale of securities. With a long position, the Fund purchases a stock outright; with a short position, the Fund sells a security that it does not own and must borrow to meet its settlement obligations. There are special risks associated with selling securities short. A short position will lose value as the securities price increases. Theoretically, the loss on a short sale can be unlimited. The use of leverage will also increase market exposure and magnify risk. Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Partnering with mutual fund tracking firm Lipper, the Barron’s mutual fund family survey ranks best overall fund family performance with distinct weightings for each fund category reviewed: 41.42% for U.S. equity, 14.49% for world equity, 16.27% for mixed equity, 23.16% for taxable bonds and 4.66% for tax-exempt bonds. Fund returns are measured against those of all funds in its Lipper category and do not reflect any sales charges or 12b-1 fees. All fund rankings listed are based on Barron’s review of 61 Fund Families.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investing in mutual funds involves risk, including possible loss of principal. There is no assurance that the investment objective of any fund will be achieved.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read the prospectus carefully before investing any money

2010 Semiannual Report

1

Market Review (Unaudited)

Anne Richards, Chief Investment Officer – Aberdeen Asset Management

Global equity markets extended their gains during the six-month period ended April 30, 2010, boosted by a stream of positive economic news and supportive central bank monetary policies. The U.S. market was the strongest performer, with the S&P 500® Index climbing 15.7%, versus the respective 12.5% and 6.0% returns of the MSCI Emerging Markets and MSCI All Country World ex. U.S. indices. The Eurozone lagged other developed markets amid worries about the impact of Greece’s credit problems on the region. The global economy expanded in the fourth quarter of 2009 and the first quarter of 2010, which was largely attributable to inventory restocking and government stimulus efforts. Developed countries generally held their benchmark interest rates steady, with the U.S. federal funds rate remaining in a narrow range of 0 to 0.25%, and continued expansionary fiscal policies while certain emerging market countries, particularly in Asia, began to raise rates.

Many companies reported better-than-expected earnings results for the first quarter of 2010. Banks, in particular, garnered record profits as the trading environment stabilized. Nonetheless, investor confidence remained fragile. Equity markets declined in January as China tightened bank-lending standards and the U.S. government proposed to limit the size of financial institutions. European stocks fell sharply late in the period after it was revealed that Greece’s fiscal deficit was not only much larger than had been previously reported, but was well above the maximum ratio permitted by the European Union. In early May, however, the country agreed to drastic austerity measures in exchange for a €110 billion (approximately US$136 billion) Eurozone-International Monetary Fund bailout package.

In the U.S., there were two notable developments late in the reporting period. Congress passed legislation aimed at improving access to healthcare services for the estimated 15% of the population which does not already have private or government-aided health insurance. The projected $938 billion cost of the plan over 10 years will be shared by taxpayers and the industry. The diminished uncertainty about the fate of the legislation lifted investor sentiment. Additionally, Congress also began to debate a financial services reform package aimed at reducing risks in the financial system. Proposals range from forcing companies to improve their disclosure to their customers to controlling the types of risk-taking activities in which they can engage. Gross domestic product rose 3.2% in the first quarter of 2010, driven by an increase in consumer spending and the continuing effects of the government economic stimulus plan enacted early in 2009. Nonetheless, the employment situation remains troubling, with the unemployment rate still hovering around 10%.

The financial problems in the Eurozone also had a negative impact on global fixed income markets, with the Barclays Capital Global Aggregate Bond Index returning –1.6% for the semiannual period. The peripheral European markets of Greece, Portugal and Spain were the weakest performers due to ongoing concerns over their fiscal deficits, while U.S. and UK government bonds also posted losses. The U.S. dollar appreciated against most developed-country currencies, benefiting from improvement in investor sentiment and the performance of the U.S. economy, along with the apparent worsening situation in the peripheral European economies. However, the gains were limited as other investors used the dollar as a funding currency for investments in higher-yielding currencies and asset classes. The U.S. municipal bond market continued to benefit from strong inflows. As had been the case in most of 2009, investors continued to move money out of low-yielding money market funds and into municipal securities over the semiannual period.

While anxiety surrounds the economic outlook for 2011 and beyond, we believe that a slowly improving environment should be sustained in the short term. Government stimulus is promoting activity which has triggered uncertainty as to what happens when that stimulus is removed. Corporate fortunes, however, are improving, and this possibly could provide a respite for fiscal budget deficits—and, ultimately, individual households—as unemployment stabilizes. Inflation is a long way from becoming a widespread problem as activity in both the product and labor markets remains sluggish. Even in the Asian and emerging countries, we feel that inflationary pressure should not present too great a problem to overcome. Therefore, we believe that monetary policy should remain generally accommodative, even though investors may speculate about a change in strategy as data continues to show improvement into the second half of the year.

Semiannual Report 2010

2

Aberdeen Asia Bond Institutional Fund (Unaudited)

The Aberdeen Asia Bond Institutional Fund (Institutional shares) returned 10.44% for the semiannual period ended April 30, 2010, versus the 7.81% return of its benchmark, the HSBC Asian Local Bond Index. For broader comparison, the average return of the Fund’s Lipper peer category of International Income Funds (consisting of 105 funds) was –0.66% for the period.

Asian bond markets generally gained ground during the reporting period, significantly outperforming their developed-market counterparts. Economic data continues to confirm that the upturn is gaining momentum. The rise in Asian currencies against the U.S. dollar, euro and Japanese yen was attributable primarily to ongoing European sovereign credit concerns triggered by the financial crisis in Greece. There also were robust capital flows into the Asian markets, and the region remains unencumbered by issues of fiscal financing and credibility. Additionally, inflation data remains relatively benign and is facilitating monetary policymakers’ commitment to a more gradual pace of adjustment, limiting the impact on bond yields in the region.

The Fund’s Asian currency exposure was the most notable contributor to the relative return for the period, primarily because of our overweight positions in the Korean won, Indian rupee and Malaysian ringgit. The portfolio’s long Asian currency positions versus the Japanese yen and, more recently, the euro, also had a positive impact amid investors’ renewed focus on governments’ fiscal credibility. Our allocation to the Asian credit markets enhanced performance. Asian credit spreads narrowed, supported by abundance in liquidity and risk appetite, which subsequently led investors to seek alternatives to low-yielding cash and government bonds. Asian credit fundamentals continue to improve along with the economic outlook in the region. The market also withstood sovereign debt concerns in Dubai and Greece. New issuance from Korea performed well, while high-yield sovereigns from Indonesia and the Philippines were supported by positive fundamental developments and, in the case of Indonesia, credit rating upgrades. Korea was our largest interest rate position and added value as that market rallied after overly aggressive rate hike expectations were tempered. Finally, Fund performance also was bolstered by our exposure to the region’s overall strongest-performing market, Indonesia, which benefited from ongoing capital inflows.

The Fund’s generally conservative interest rate stance detracted from the relative performance as the bond markets remained well-supported by reasonably benign inflationary conditions despite the emerging considerations about the need to normalize monetary policy.

The short duration position in the portfolio’s Thailand interest rate exposure was a marginal detractor as that market benefited from inflows following the rebalancing of the HSBC Asian Local Bond Index, the Fund’s benchmark.

During the period, we increased the Fund’s Asian currency exposure by initiating a short euro versus Asian currency position, and added to our short position in the Japanese yen relative to our Asian exposure. Within the portfolio’s Asian currency positions, we increased the allocations to the Indian rupee, Malaysian ringgit and Singapore dollar as central banks in these countries moved toward a tightening of monetary policy. Conversely, we reduced the exposure to the Taiwan dollar and Chinese renminbi. Although we feel that relative value opportunities in the Asian corporate market remain, particularly in the high-yield sector, we continued to reduce the Fund’s exposure as credit spreads compressed. The Fund’s allocation to local interest rate markets was gradually increased as reasonably well-anchored inflationary pressures allowed greater room for a cautious approach to monetary policy normalization. Nevertheless, we reduced our interest rate exposure in Singapore following the move by the Monetary Authority of Singapore toward a tightening of policy using its exchange rate mechanism, which is intended to allow for a gradual appreciation of its currency, prompting inflows to the bond market.

Notwithstanding the potential for ongoing European government credit issues to weigh on investor sentiment, we feel that the structural case for further appreciation of Asian currencies versus the U.S. dollar remains intact. We maintain the Fund’s Asian currency exposure and have initiated additional long Asian currency positions against the Japanese yen and euro in light of policy limitations faced by these developed economies. We maintain the portfolio’s moderate exposure to the Asian credit sector as the markets continue to benefit from fund inflows amid solid fundamentals and still-favorable relative valuations. We retain our defensive exposure to the local currency interest rate markets in the region. Although monetary policymakers maintain a cautious stance, the need to consider policy normalization remains a challenge. We believe that the portfolio’s defensive positioning, along with our exposure to Korean treasury inflation protected securities (TIPS), should help to insulate the Fund against unexpected inflationary pressures.

Portfolio Management:

Aberdeen Asia Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Recent short-term performance is not typical and may not be achieved in the future. Investors should be aware that these returns were primarily achieved during favorable market conditions. The investment return and principal value will fluctuate so that an investor’s share, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Concentrating investments in the Asian region subjects the Fund to more volatility and greater risk of loss than geographically diverse funds.

Fixed income securities are subject to certain risks including, but not limited to interest rate, prepayment, extension and credit risks.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks may be increased in emerging market counties.

Please read the prospectus for more detailed information regarding these risks.

2010 Semiannual Report

3

Aberdeen Asia Bond Institutional Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2010)		Six Months†	1 Yr.	Inception[2]	Gross Expense Ratio*	Net Expense Ratio*
Institutional Service Class[3,4]	w/o SC	–	–	–	0.66%	0.65%
Institutional Class[4]	w/o SC	10.44%	25.73%	6.44%	0.66%	0.65%

†	Not annualized.
*	As of March 1, 2010. The difference between gross and net operating expenses reflects contractual waivers in effect through at least July 20, 2011. Please consult the Fund’s prospectus for more details.
1	Returns presented for the Fund for periods prior to July 20, 2009 reflect the performance of the predecessor fund, the Asia Bond Portfolio (the “Asia Bond Predecessor Fund”), a series of the Credit Suisse Institutional Fund, Inc. The Fund has adopted the performance of the Asia Bond Predecessor Fund as the result of a reorganization in which the Fund acquired all the assets, subject to the liabilities, of the Asia Bond Predecessor Fund. The Fund and the Asia Bond Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on May 1, 2007.
3	Institutional Service Class commenced operations on January 4, 2010. The performance of the Institutional Class is substantially similar to what Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.
4	Not subject to any sales charges.

Semiannual Report 2010

4

Aberdeen Asia Bond Institutional Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2010)

Comparative performance of $10,000 invested in Institutional Class shares of the Aberdeen Asia Bond Institutional Fund, the HSBC Asian Local Bond Index (“ALBI”) and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The ALBI is unmanaged and tracks the total return performance of a bond portfolio which consists of local currency denominated high quality liquid bonds in Asia ex-Japan. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2010

Asset Allocation
Sovereign Bonds	49.1%
Eurodollar Bonds	24.4%
Credit-Linked Notes	9.4%
Residential Mortgage Backed Securities	1.0%
Sovereign Agency	0.7%
Other assets in excess of liabilities	15.4%
100.0%

Top Industries
Commercial Banks	18.0%
Diversified Financial Services	6.6%
Electric Utilities	2.5%
Diversified Holding Companies	1.9%
Real Estate Management & Development	1.8%
Oil, Gas & Consumable Fuels	1.1%
Diversified Telecommunication Services	1.0%
Food Products	0.8%
Multiline Retail	0.4%
Independent Power Producers & Energy Traders	0.4%
Other	65.5%
100.0%

Top Holdings
Korea Treasury Inflation Linked Bond, Series 1703	9.7%
Korea Treasury Bond, Series 1809	6.9%
Philippine Government Bond, Series 7-48	3.2%
Singapore Government Bond	2.5%
Malaysian Government, Series 0409	2.3%
India Government Bonds, Royal Bank of Scotland Credit-Linked Notes	2.2%
Indonesia Treasury Bond, Series FR40	2.1%
India Government Bonds, Deutsche Bank AG London Credit-Linked Notes	1.9%
Hong Kong Government Bond	1.9%
Hong Kong Government Bond	1.8%
Other	65.5%
100.0%

Top Countries
Republic of South Korea	25.9%
Indonesia	10.1%
Singapore	9.7%
Hong Kong	8.5%
Malaysia	8.5%
Philippines	7.0%
India	7.0%
Thailand	3.8%
China	2.1%
Australia	2.0%
Other	15.4%
100.0%

2010 Semiannual Report

5

Statement of Investments (Unaudited)

April 30, 2010

Aberdeen Asia Bond Institutional Fund

	Shares or Principal Amount	Value
EURODOLLAR BONDS (24.4%)
AUSTRALIA (1.0%)
Commercial Banks (1.0%)
Commonwealth Bank of Australia, Series 2554 (USD), EMTN, 0.48%, 12/15/16 (a)	$5,000,000	$4,812,470
CHINA (2.1%)
Food Products (0.7%)
CFG Investment SAC, Series REGS (USD), 9.25%, 12/19/13	2,950,000	3,156,500
Oil, Gas & Consumable Fuels (0.2%)
Xinao Gas Holdings Ltd. (USD), 7.38%, 08/05/12	900,000	958,914
Real Estate Management & Development (0.9%)
Agile Property Holdings Ltd., Series REGS (USD), 10.00%, 11/14/16	2,000,000	2,117,600
Country Garden Holdings Co. Ltd., Series REGS (USD), 11.75%, 09/10/14	2,200,000	2,310,000
		4,427,600
Specialty Retail (0.3%)
Parkson Retail Group Ltd. (USD), 7.13%, 05/30/12	1,500,000	1,552,452
		10,095,466
HONG KONG (4.8%)
Commercial Banks (0.7%)
Wing Hang Bank Ltd. (USD), EMTN, 6.00%, 12/31/49 (a)	3,400,000	3,299,965
Diversified Financial Services (1.0%)
Henson Finance Ltd. (USD), 5.50%, 09/17/19	4,750,000	4,651,200
Diversified Holding Companies (1.9%)
Hutchison Whampoa International Ltd.
(USD), 7.63%, 04/09/19	5,100,000	6,001,629
(USD), 7.45%, 11/24/33	200,000	234,005
Swire Pacific MTN Financing Ltd. (USD), EMTN, 5.50%, 08/19/19	2,800,000	2,916,724
		9,152,358
Real Estate (0.3%)
Hongkong Land Finance (Cayman Island) Co. Ltd. (USD), 5.50%, 04/28/14	1,400,000	1,514,094
Real Estate Management & Development (0.9%)
Fita International Ltd. (USD), 7.00%, 02/10/20	4,250,000	4,334,150
		22,951,767
INDIA (1.6%)
Commercial Banks (0.9%)
ICICI Bank Ltd.
(USD), 6.63%, 10/03/12	2,000,000	2,122,882
(USD), 6.38%, 04/30/22	2,100,000	2,029,423
		4,152,305

	Shares or Principal Amount	Value
Electric Utilities (0.7%)
NTPC Ltd. (USD), EMTN, 5.88%, 03/02/16	$3,000,000	$3,176,805
		7,329,110
INDONESIA (2.0%)
Commercial Banks (0.5%)
Bank CIMB Niaga Tbk (USD), EMTN, 7.38%, 11/22/16 (a)	2,400,000	2,448,487
Diversified Financial Services (0.3%)
MGTI Finance Co. Ltd. (USD), 8.38%, 09/15/10	1,500,000	1,506,953
Electric Utilities (0.3%)
Majapahit Holding BV
(USD), 7.25%, 10/17/11	130,000	137,372
(USD), 8.00%, 08/07/19	850,000	943,500
(USD), 7.88%, 06/29/37	300,000	312,000
		1,392,872
Independent Power Producers & Energy Traders (0.4%)
Listrindo Capital BV, Series REGS (USD), 9.25%, 01/29/15	1,850,000	1,980,351
Multiline Retail (0.5%)
Matahari International Finance Co. BV (USD), 10.75%, 08/07/12	2,050,000	2,134,661
		9,463,324
MALAYSIA (2.6%)
Commercial Banks (0.5%)
AMBB Capital Ltd. (USD), 6.77%, 01/27/49 (a)	1,800,000	1,769,380
Public Bank Bhd (USD), 6.84%, 08/22/36 (a)	700,000	720,922
		2,490,302
Diversified Financial Services (1.2%)
Axiata SPV1 (Labuan) Ltd. (USD), 5.38%, 04/28/20	1,500,000	1,509,600
TNB Capital (L) Ltd. (USD), 5.25%, 05/05/15	4,000,000	4,260,888
		5,770,488
Oil, Gas & Consumable Fuels (0.9%)
PETRONAS Capital Ltd. (USD), 5.25%, 08/12/19	1,200,000	1,226,275
PETRONAS Global Sukuk Ltd. (USD), 4.25%, 08/12/14	2,800,000	2,843,786
		4,070,061
		12,330,851
PHILIPPINES (0.5%)
Diversified Telecommunication Services (0.4%)
Philippine Long Distance Telephone Co. (USD), 8.35%, 03/06/17	1,650,000	1,893,373
Food Products (0.1%)
URC Philippines Ltd. (USD), 8.25%, 01/20/12	600,000	642,852
		2,536,225

See accompanying notes to financial statements.

Semiannual Report 2010

6

Statement of Investments (Unaudited) (continued)

April 30, 2010

Aberdeen Asia Bond Institutional Fund

	Shares or Principal Amount	Value
REPUBLIC OF SOUTH KOREA (7.0%)
Commercial Banks (3.7%)
Busan Bank (USD), 6.00%, 10/30/17 (a)	$1,740,000	$1,709,522
Hana Bank
(USD), GMTN, 6.50%, 04/09/12 (b)	750,000	810,870
(USD), EMTN, 5.38%, 04/12/17 (a)	1,780,000	1,806,533
Hana Bank, Series REGS (USD), 4.50%, 10/30/15	1,400,000	1,406,003
Kookmin Bank (USD), 7.25%, 05/14/14	2,200,000	2,458,441
National Agricultural Cooperative Federation
(USD), 5.00%, 09/30/14	200,000	209,053
(USD), EMTN, 5.38%, 04/26/17 (a)	2,500,000	2,532,700
SC First Bank Korea Ltd. (USD), 7.27%, 03/03/34 (a)	2,700,000	2,753,106
Shinhan Bank
(USD), 5.66%, 03/02/35 (a)	2,200,000	2,132,902
(USD), 6.82%, 09/20/36 (a)	500,000	502,839
Shinhan Bank, Series REGS (USD), 4.38%, 09/15/15	1,450,000	1,441,358
		17,763,327
Diversified Financial Services (1.1%)
Hana Funding Ltd. (USD), 8.75%, 12/17/49 (a)	920,000	996,064
Hyundai Capital Services, Inc., Series REGS (USD), 6.00%, 05/05/15	4,000,000	4,287,008
		5,283,072
Diversified Telecommunication Services (0.6%)
KT Corp. (USD), 5.88%, 06/24/14	2,580,000	2,802,231
Electric Utilities (1.6%)
Korea Midland Power Co. Ltd. (USD), 5.38%, 02/11/13	3,300,000	3,513,071
Korea Midland Power Co. Ltd., Series REGS (USD), 5.50%, 03/14/16	2,500,000	2,650,360
Korea South-East Power Co. Ltd., Series REGS (USD), 6.00%, 05/25/16	1,100,000	1,190,538
		7,353,969
		33,202,599
SINGAPORE (2.0%)
Commercial Banks (0.4%)
DBS Bank Ltd., Series REGS (USD), 5.00%, 11/15/19 (a)	1,900,000	1,967,215
Diversified Financial Services (1.3%)
DBS Capital Funding Corp., Series A (USD), 7.66%, 03/15/49 (a)	1,400,000	1,451,002
Prime Dig Pte Ltd., Series REGS (USD), 11.75%, 11/03/14	1,550,000	1,697,250
ST Engineering Finance 1 Ltd. (USD), EMTN, 4.80%, 07/16/19	3,100,000	3,171,154
		6,319,406
Semiconductors & Semiconductor Equipment (0.3%)
STATS ChipPAC Ltd. (USD), 6.75%, 11/15/11	1,300,000	1,314,625
		9,601,246

	Shares or Principal Amount	Value
THAILAND (0.8%)
Commercial Banks (0.8%)
Bangkok Bank Public Co. Ltd. (USD), 9.03%, 03/15/29	$2,100,000	$2,462,660
Kasikornbank Public Co. Ltd., Series REGS (USD), 8.25%, 08/21/16	1,000,000	1,156,294
		3,618,954
Total Eurodollar Bonds		115,942,012
RESIDENTIAL MORTGAGE BACKED SECURITIES (1.0%)
AUSTRALIA (1.0%)
Medallion Trust, Series 2007-1G, Class A1 (USD), 0.29%, 02/27/39 (a)	895,377	879,841
Progress Trust, Series 2007-1GA, Class 1A (USD), 0.32%, 08/19/38 (a)(b)	4,057,199	3,928,286
Total Residential Mortgage Backed Securities		4,808,127
CREDIT-LINKED NOTES (9.4%)
INDIA (5.4%)
India Government Bonds, Deutsche Bank AG London Credit-Linked Notes
(USD), EMTN, 5.16%, 05/22/14	8,900,000	9,019,606
(USD), EMTN, 5.87%, 07/22/19	6,250,000	6,166,906
India Government Bonds, Royal Bank of Scotland Credit-Linked Notes (USD), EMTN, 8.45%, 07/02/11	10,000,000	10,633,656
		25,820,168
INDONESIA (4.0%)
Indonesia Government Bonds, Barclays Bank PLC Credit-Linked Notes
(USD), 14.28%, 12/18/13 (a)(b)	6,500,000	8,670,970
(IDR), EMTN, 9.50%, 06/17/15	41,000,000,000	4,988,137
Indonesia Treasury Bills, JPMorgan Chase Bank NA Credit-Linked Notes (IDR), EMTN, 6.66%, 07/15/10 (c)	50,000,000,000	5,477,865
		19,136,972
Total Credit-Linked Notes		44,957,140
SOVEREIGN BONDS (49.1%)
HONG KONG (3.7%)
Hong Kong Government Bond
(HKD), 4.53%, 06/18/12	63,000,000	8,746,604
(HKD), 2.03%, 03/18/13	68,000,000	8,954,824
		17,701,428
INDONESIA (4.1%)
Indonesia Government International Bond
(USD), MTN, 11.63%, 03/04/19	2,000,000	2,890,000
(USD), 6.63%, 02/17/37	2,900,000	2,977,584

See accompanying notes to financial statements.

2010 Semiannual Report

7

Statement of Investments (Unaudited) (continued)

April 30, 2010

Aberdeen Asia Bond Institutional Fund

	Shares or Principal Amount	Value
Indonesia Treasury Bond, Series FR40 (IDR), 11.00%, 09/15/25	$79,000,000,000	$9,897,947
Perusahaan Penerbit SBSN Indonesia (USD), 8.80%, 04/23/14	3,100,000	3,660,499
		19,426,030
MALAYSIA (5.9%)
Malaysian Government, Series 0309 (MYR), 2.71%, 02/14/12	20,000,000	6,271,807
Malaysian Government, Series 0409 (MYR), 3.74%, 02/27/15	34,000,000	10,746,457
Malaysian Government, Series 1/06 (MYR), 4.26%, 09/15/16	19,500,000	6,288,055
Malaysian Government, Series 2/04 (MYR), 5.09%, 04/30/14	13,500,000	4,500,517
		27,806,836
PHILIPPINES (6.5%)
Philippine Government Bond, Series 5-67 (PHP), 6.25%, 01/27/14	180,000,000	4,084,044
Philippine Government Bond, Series 7-48 (PHP), 7.00%, 01/27/16	687,300,000	15,473,388
Philippine Government International Bond
(USD), 8.88%, 03/17/15	1,000,000	1,227,500
(USD), 9.88%, 01/15/19	3,600,000	4,788,000
(USD), 10.63%, 03/16/25	2,000,000	2,936,958
(USD), 7.75%, 01/14/31	2,050,000	2,383,125
		30,893,015
REPUBLIC OF SOUTH KOREA (18.2%)
Korea Treasury Bond, Series 1212 (KRW), 4.25%, 12/10/12	3,000,000,000	2,749,632
Korea Treasury Bond, Series 1503 (KRW), 4.50%, 03/10/15	3,000,000,000	2,733,527
Korea Treasury Bond, Series 1809 (KRW), 5.75%, 09/10/18	34,000,000,000	32,663,471
Korea Treasury Inflation Linked Bond, Series 1703 (KRW), 2.75%, 03/10/17	45,000,000,000	46,412,418
Republic of Korea (USD), 7.13%, 04/16/19	1,700,000	2,028,275
		86,587,323
SINGAPORE (7.7%)
Housing & Development Board Bond, Series 026 (SGD), MTN, 3.95%, 07/15/18	7,000,000	5,588,759
Housing & Development Board Bond, Series 028 (SGD), MTN, 1.55%, 10/26/12	4,000,000	2,964,514
Singapore Government Bond
(SGD), 3.63%, 07/01/14	4,500,000	3,623,521
(SGD), 4.00%, 09/01/18	14,900,000	12,044,279
(SGD), 3.25%, 09/01/20	6,000,000	4,513,498
Temasek Financial (I) Ltd., Series 6 (SGD), MTN, 3.27%, 02/19/20	11,000,000	8,038,238
		36,772,809

	Shares or Principal Amount	Value
THAILAND (3.0%)
Thailand Government Bond (THB), 4.13%, 11/18/16	$201,900,000	$6,524,180
Thailand Government Bond, Series T (THB), 5.25%, 05/12/14	231,000,000	7,797,511
		14,321,691
Total Sovereign Bonds		233,509,132
SOVEREIGN AGENCY (0.7%)
REPUBLIC OF SOUTH KOREA (0.7%)
Korea Expressway Corp.
(USD), 4.88%, 04/07/14	150,000	157,607
(USD), 4.50%, 03/23/15	3,300,000	3,395,865
Total Sovereign Agency		3,553,472
Total Investments (Cost $391,588,142) (d)—84.6%		402,769,883

Other assets in excess of liabilities—15.4%		73,186,016
Net Assets—100.0%		$475,955,899

(a)	Variable or Floating Rate Security. Rate disclosed is as of April 30, 2010.
(b)	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined by Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of trustees.
(c)	The rate reflected in the Statement of Investments is the discount rate at the time of purchase.
(d)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
EMTN	Euro Medium Term Note
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
KRW	Korean Won
MTN	Medium Term Note
MYR	Malaysian Ringgit
PHP	Philippine Peso
SGD	Singapore Dollar
THB	Thai Baht
USD	U.S. Dollar

At April 30, 2010, the Fund held the following futures contracts:

Futures Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation/ (Depreciation)
Korea Treasury 3 Year Bond Future	483	06/16/10	$344,974
U.S. Treasury 5 Year Note Future	(1,047)	07/01/10	(564,680)
U.S. Treasury 2 Year Note Future	(311)	07/01/10	(158,142)
U.S. Treasury 10 Year Note Future	461	06/22/10	414,573
U.S. Treasury 30 Year Bond Future	(24)	06/22/10	(54,842)
			$(18,117)

See accompanying notes to financial statements.

Semiannual Report 2010

8

Statement of Investments (Unaudited) (continued)

April 30, 2010

Aberdeen Asia Bond Institutional Fund

At April 30, 2010, the Fund’s open forward foreign currency contracts were as follows:

Purchase/Sale	Amount Purchased		Amount Sold		Market Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar / United States Dollar
settlement date 06/15/10	AUD	480,000	USD	433,152	441,604	8,452
settlement date 06/15/10	AUD	1,400,000	USD	1,290,800	1,288,012	(2,788)
settlement date 07/13/10	AUD	2,509,429	USD	2,300,000	2,300,940	940
settlement date 07/13/10	AUD	433,510	USD	400,000	397,493	(2,507)
Chinese Yuan Renminbi / United States Dollar
settlement date 07/06/10	CNY	58,721,760	USD	8,640,000	8,691,982	51,982
settlement date 07/06/10	CNY	101,610,000	USD	15,000,000	15,040,290	40,290
settlement date 07/06/10	CNY	14,883,000	USD	2,200,000	2,202,978	2,978
settlement date 07/06/10	CNY	41,522,955	USD	6,150,000	6,146,219	(3,781)
settlement date 07/06/10	CNY	118,186,740	USD	17,460,000	17,493,975	33,975
settlement date 07/06/10	CNY	8,847,800	USD	1,300,000	1,309,649	9,649
settlement date 07/06/10	CNY	89,034,150	USD	13,100,000	13,178,815	78,815
settlement date 07/06/10	CNY	66,662,336	USD	9,880,000	9,867,344	(12,656)
settlement date 07/06/10	CNY	64,210,500	USD	9,500,000	9,504,424	4,424
settlement date 01/28/11	CNY	14,581,600	USD	2,200,000	2,192,267	(7,733)
settlement date 01/28/11	CNY	61,757,625	USD	9,250,000	9,284,933	34,933
settlement date 01/28/11	CNY	50,025,000	USD	7,500,000	7,520,995	20,995
Indian Rupee / United States Dollar
settlement date 07/19/10	INR	101,024,000	USD	2,200,000	2,265,960	65,960
settlement date 09/08/10	INR	238,290,500	USD	5,150,000	5,329,269	179,269
settlement date 09/08/10	INR	104,696,000	USD	2,300,000	2,341,483	41,483
settlement date 09/15/10	INR	192,528,000	USD	4,200,000	4,303,938	103,938
settlement date 10/14/10	INR	851,390,000	USD	19,000,000	18,998,425	(1,575)
settlement date 10/14/10	INR	98,692,000	USD	2,200,000	2,202,272	2,272
settlement date 12/02/10	INR	375,840,000	USD	8,000,000	8,361,455	361,455
settlement date 12/02/10	INR	55,464,000	USD	1,200,000	1,233,929	33,929
settlement date 12/02/10	INR	371,910,000	USD	8,250,000	8,274,023	24,023
settlement date 12/02/10	INR	163,556,500	USD	3,650,000	3,638,703	(11,297)
Indonesian Rupiah / United States Dollar
settlement date 05/10/10	IDR	23,300,000,000	USD	2,500,000	2,585,531	85,531
settlement date 06/10/10	IDR	19,745,600,000	USD	2,050,000	2,189,985	139,985
settlement date 06/10/10	IDR	9,035,000,000	USD	1,000,000	1,002,072	2,072
settlement date 07/28/10	IDR	9,055,000,000	USD	1,000,000	999,663	(337)
settlement date 09/24/10	IDR	24,193,000,000	USD	2,600,000	2,654,867	54,867
settlement date 10/19/10	IDR	23,837,500,000	USD	2,500,000	2,609,062	109,062
settlement date 12/02/10	IDR	29,034,000,000	USD	3,000,000	3,158,957	158,957
settlement date 12/15/10	IDR	18,029,100,000	USD	1,900,000	1,957,960	57,960
settlement date 12/15/10	IDR	37,120,000,000	USD	4,000,000	4,031,232	31,232
settlement date 12/15/10	IDR	19,406,100,000	USD	2,100,000	2,107,502	7,502
settlement date 01/24/11	IDR	92,750,000,000	USD	10,000,000	10,014,960	14,960
Malaysian Ringgit / United States Dollar
settlement date 06/02/10	MYR	14,673,750	USD	4,300,000	4,603,024	303,024
settlement date 06/02/10	MYR	10,471,800	USD	3,100,000	3,284,910	184,910
settlement date 07/09/10	MYR	3,205,200	USD	1,000,000	1,004,031	4,031
settlement date 07/09/10	MYR	16,055,000	USD	5,000,000	5,029,238	29,238
settlement date 09/15/10	MYR	53,400,000	USD	16,000,000	16,683,031	683,031

See accompanying notes to financial statements.

2010 Semiannual Report

9

Statement of Investments (Unaudited) (continued)

April 30, 2010

Aberdeen Asia Bond Institutional Fund

Purchase/Sale	Amount Purchased		Amount Sold		Market Value	Unrealized Appreciation/ (Depreciation)
Philippine Pese / United States Dollar
settlement date 05/28/10	PHP	167,832,000	USD	3,600,000	3,767,838	167,838
settlement date 06/11/10	PHP	114,825,000	USD	2,500,000	2,574,671	74,671
settlement date 07/14/10	PHP	166,888,500	USD	3,700,000	3,731,442	31,442
settlement date 07/19/10	PHP	1,372,126,610	USD	30,770,000	30,666,657	(103,343)
settlement date 09/07/10	PHP	117,000,000	USD	2,500,000	2,603,513	103,513
Singapore Dollar / United States Dollar
settlement date 06/15/10	SGD	7,695,545	USD	5,500,000	5,617,137	117,137
settlement date 07/12/10	SGD	14,818,482	USD	10,600,000	10,816,881	216,881
settlement date 07/12/10	SGD	7,242,310	USD	5,200,000	5,286,588	86,588
settlement date 07/12/10	SGD	19,704,399	USD	14,300,000	14,383,400	83,400
settlement date 07/12/10	SGD	20,593,500	USD	15,000,000	15,032,407	32,407
settlement date 07/12/10	SGD	10,996,776	USD	8,000,000	8,027,193	27,193
South Korean Won / United States Dollar
settlement date 05/17/10	KRW	33,234,600,000	USD	28,700,000	29,960,626	1,260,626
settlement date 06/08/10	KRW	6,535,050,000	USD	5,700,000	5,885,473	185,473
settlement date 06/15/10	KRW	43,202,126,000	USD	38,020,000	38,900,534	880,534
settlement date 06/15/10	KRW	9,906,600,000	USD	8,800,000	8,920,210	120,210
settlement date 07/19/10	KRW	6,106,320,000	USD	5,400,000	5,493,270	93,270
settlement date 07/19/10	KRW	11,715,600,000	USD	10,400,000	10,539,401	139,401
settlement date 07/19/10	KRW	5,592,500,000	USD	5,000,000	5,031,035	31,035
settlement date 07/19/10	KRW	5,007,600,000	USD	4,500,000	4,504,857	4,857
settlement date 12/02/10	KRW	9,126,000,000	USD	7,800,000	8,186,825	386,825
settlement date 12/24/10	KRW	10,327,500,000	USD	9,000,000	9,260,019	260,019
Taiwan Dollar / United States Dollar
settlement date 05/10/10	TWD	127,040,000	USD	4,000,000	4,060,531	60,531
settlement date 05/17/10	TWD	129,203,300	USD	4,100,000	4,133,685	33,685
settlement date 07/15/10	TWD	100,128,000	USD	3,200,000	3,226,128	26,128
settlement date 07/15/10	TWD	65,232,300	USD	2,100,000	2,101,787	1,787
settlement date 09/01/10	TWD	180,006,000	USD	5,700,000	5,825,645	125,645
settlement date 10/12/10	TWD	123,020,000	USD	4,000,000	3,995,487	(4,513)
settlement date 10/12/10	TWD	742,920,000	USD	24,000,000	24,128,816	128,816
United States Dollar / Chinese Yuan Renminbi
settlement date 07/06/10	USD	7,250,000	CNY	48,959,250	7,246,937	3,063
United States Dollar / European Euro
settlement date 07/13/10	USD	9,200,000	EUR	6,888,445	9,172,412	27,588
settlement date 07/13/10	USD	2,000,000	EUR	1,469,091	1,956,190	43,810
settlement date 07/13/10	USD	300,000	EUR	219,587	292,395	7,605
settlement date 07/13/10	USD	300,000	EUR	226,728	301,904	(1,904)
United States Dollar / Japanese Yen
settlement date 06/15/10	USD	1,400,000	JPY	126,378,000	1,346,203	53,797
settlement date 07/13/10	USD	30,300,000	JPY	2,830,338,150	30,158,931	141,069
settlement date 07/13/10	USD	6,500,000	JPY	602,564,950	6,420,687	79,313
settlement date 07/13/10	USD	2,100,000	JPY	195,616,050	2,084,405	15,595
settlement date 07/22/10	USD	1,000,000	JPY	93,160,000	992,783	7,217
settlement date 07/22/10	USD	1,250,000	JPY	116,669,375	1,243,316	6,684
United States Dollar / Malaysian Ringgit
settlement date 06/02/10	USD	3,100,000	PHP	9,929,300	3,114,733	(14,733)
settlement date 07/09/10	USD	5,000,000	MYR	16,042,500	5,025,323	(25,323)
United States Dollar / Philippine Pese
settlement date 07/14/10	USD	4,800,000	PHP	214,272,000	4,790,885	9,115
settlement date 07/19/10	USD	600,000	PHP	26,869,800	600,533	(533)

See accompanying notes to financial statements.

Semiannual Report 2010

10

Statement of Investments (Unaudited) (concluded)

April 30, 2010

Aberdeen Asia Bond Institutional Fund

Purchase/Sale	Amount Purchased		Amount Sold		Market Value	Unrealized Appreciation/ (Depreciation)
United States Dollar / South Korean Won
settlement date 05/17/10	USD	13,800,000	KRW	15,642,300,000	14,101,361	(301,361)
settlement date 05/17/10	USD	17,000,000	KRW	19,261,000,000	17,363,580	(363,580)
settlement date 06/15/10	USD	15,000,000	KRW	17,016,000,000	15,321,734	(321,734)
settlement date 06/15/10	USD	18,000,000	KRW	20,444,400,000	18,408,772	(408,772)
United States Dollar / Taiwan Dollar
settlement date 07/15/10	USD	3,300,000	TWD	102,531,000	3,303,553	(3,553)

					$647,636,095	$6,448,869

At April 30, 2010, the Fund’s open forward cross currency contracts were as follows:

Purchase/Sale	Amount Purchased		Amount Sold		Contract Value	Market Value	Net Unrealized Appreciation/ (Depreciation)
Australian Dollar/Japanese Yen	AUD	5,000,000	GBP	4,613,686	$4,571,713	$4,584,587	$12,874
						$4,584,587	$12,874

At April 30, 2010, the Fund’s interest rate swaps were as follows:

Currency	Notional Amount	Expiration Date	Counterparty	Receive (Pay) Floating Rate	Floating Rate Index	Fixed Rate	Unrealized Appreciation/ (Depreciation)
SGD	31,500,000	05/20/13	CITI	(Pay)	6-Month SORF Index	2.90%	$1,175,853
THB	485,906,000	07/09/13	CITI	Receive	6-Month BIBOR Index	6.22%	(1,946,321)
THB	200,000,000	02/12/14	UBS	(Pay)	6-Month THFX Index	2.75%	31,599
HKD	106,000,000	10/16/14	UBS	Receive	3-Month HIBOR Index	2.51%	(232,606)
KRW	25,000,000,000	03/27/18	CITI	Receive	3-Month KWCDC Index	5.10%	(1,248,767)
							$(2,220,242)

At April 30, 2010, the Fund’s cross currency swaps were as follows:

Deliverable	Receiving Notional Amount	Paying Notional Amount	Expiration Date	Counterparty	Floating Rate Index	Fixed Rate	Unrealized Appreciation/ (Depreciation)
Receive Floating USD / Pay Fixed KRW	4,859,611	4,500,000,000	06/22/17	CITI	6-Month LIBOR Index	5.24%	$363,924
Receive Floating USD / Pay Fixed KRW	2,426,007	2,500,000,000	06/13/11	CITI	6-Month LIBOR Index	3.81%	91,980
Receive Floating USD / Pay Fixed KRW	15,000,000	15,543,000,000	06/28/13	CITI	6-Month LIBOR Index	4.30%	341,481
Receive Floating USD / Pay Fixed PHP	14,000,000	654,780,000	11/17/11	CITI	6-Month LIBOR Index	3.15%	(890,249)
Receive Floating USD / Pay Fixed PHP	4,500,000	210,465,000	11/17/12	CITI	6-Month LIBOR Index	3.75%	(276,928)
Receive Floating USD / Pay Fixed KRW	2,000,000	2,313,000,000	02/16/11	CITI	6-Month LIBOR Index	1.55%	(93,831)
							$(463,623)

See accompanying notes to financial statements.

2010 Semiannual Report

11

Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund (Unaudited)

The Aberdeen Asia-Pacific (ex. Japan) Equity Institutional Fund (Institutional shares) returned 3.50% since its date of inception on November 16, 2009 to the end of the semiannual period on April 30, 2010, versus the 3.94% return of its benchmark, the MSCI All Country (AC) Asia Pacific ex-Japan Index. For broader comparison, the average return of the Fund’s Lipper peer category of Pacific Ex Japan Funds (consisting of 55 funds) was 6.22% for the period.

Asian equities generally rose during the reporting period, albeit at a more moderate pace than in the preceding six months. Regional economies strengthened steadily over the period, aided by low interest rates and extensive government stimulus that provided conditions conducive for the emerging recovery. Still-ample liquidity was also generally supportive of equity markets. Toward the end of the period, jitters related to a growing impetus in the region to normalize monetary policy and sovereign default risk in Europe surfaced. Nonetheless, solid first-quarter GDP growth across most of the region, backed by the sharp rebound in exports, buoyed investor sentiment.

The Fund’s holdings in QBE Insurance, Swire Pacific and Westpac Bank Corp. detracted from performance for the period. Australian insurer QBE posted full-year 2009 profits that fell short of expectations, while the company lowered its earnings outlook. Shares of Swire Pacific lagged as sentiment was dampened by concerns that the government of Greece might default on its debt obligations. Finally, our lack of exposure to Australian banks, including Westpac, detracted from the relative performance as these stocks outperformed their financials sector peers and the broader market.

At the individual stock level, Hong Kong-based Jardine Strategic Holdings, India’s Hero Honda Motors and Thailand’s PTT Exploration and Production contributed the most positive relative returns. Jardine’s shares rallied thanks to upbeat full-year 2009 results that were driven by its underlying businesses, along with its share buy-back offer. Motorcycle manufacturer Hero Honda benefited from the Indian market’s strong performance and an improved outlook for domestic demand. PTT Exploration and Production’s shares rebounded from an earlier sell-off after the leak at the Montara oil field in Australia depressed the company’s earnings.

During the reporting period, we sold India's GAIL because of our concerns over its long-term prospects and the sharp run-up in its share price. We initiated a holding in leading Australian supermarket operator Woolworths.

The Fund’s largest absolute stock weightings are Singapore-based commercial bank Oversea-Chinese Banking Corp.; London exchange-listed lender Standard Chartered; and Singapore exchange-listed Jardine Strategic Holdings. We hold Oversea-Chinese Banking Corp. because we believe that it is a well-run banking and insurance services provider seeking to generate additional value for shareholders through the restructuring of assets and regional expansion. Standard Chartered appears to have emerged unscathed from the credit crisis and gained market share at the expense of troubled peers. This was reflected by the record profits the company posted in 2009. Jardine Strategic Holdings is a large Hong Kong conglomerate with strong underlying regional businesses, such as Hong Kong’s Dairy Farm, a leading pan-Asian retailer that processes and distributes food and personal hygiene products, and Indonesia’s Astra International, which itself is a diversified group that has exposure to the domestic motorcycle market, as well as banking and commodities.

Portfolio Management:

Aberdeen Asia Pacific Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Recent short-term performance is not typical and may not be achieved in the future. Investors should be aware that these returns were primarily achieved during favorable market conditions. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Concentrating investments in the Asia-Pacific region subjects the Fund to more volatility and greater risk of loss than geographically diverse funds.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are increased in emerging markets countries.

Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Please read the prospectus for more detailed information regarding these risks.

Semiannual Report 2010

12

Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund (Unaudited)

Average Annual Total Return (For periods ended April 30, 2010)		Inception[1]	Gross Expense Ratio*	Net Expense Ratio*
Institutional Service Class[2]	w/o SC	3.50%	6.44%	1.25%
Institutional Class[2]	w/o SC	3.50%	6.44%	1.25%

*	As of March 1, 2010. The difference between gross and the net operating expense reflects contractual waivers in effect through at least February 28, 2011. Please consult the Fund’s prospectus for more details.
1	Fund commenced operations on November 16, 2009.
2	Not subject to any sales charges.

2010 Semiannual Report

13

Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2010)

Comparative performance of $10,000 invested in Institutional Class shares of the Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund, the Morgan Stanley Capital International (MSCI) All Country Asia Pacific Ex-Japan Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI All Country Asia Pacific Ex-Japan Index is a capitalization weighted index maintained by Morgan Stanley Capital International that monitors the performance of stocks from the Asia Pacific region excluding the country of Japan. As of April 30, 2010, the members of the MSCI All Country Asia Pacific Ex Japan index were: Australia; China; Hong Kong; India; Indonesia; Korea; Malaysia; New Zealand; Philippines; Singapore; Taiwan; and Thailand.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2010

Asset Allocation
Common Stocks	92.9%
Repurchase Agreements	4.5%
Preferred Stocks	3.8%
Liabilities in excess of other assets	(1.2%	)
	100.0%

Top Industries
Commercial Banks	19.1%
Real Estate Management & Development	11.8%
Semiconductors & Semiconductor Equipment	8.4%
Metals & Mining	6.2%
Oil, Gas & Consumable Fuels	5.5%
Wireless Telecommunication Services	4.5%
Construction Materials	4.4%
Food & Staples Retailing	4.3%
Industrial Conglomerates	4.0%
Thrifts & Mortgage Finance	3.6%
Other	28.2%
100.0%

Top Holdings*
Oversea-Chinese Banking Corp. Ltd.	4.4%
Standard Chartered PLC (London Listing)	4.0%
Jardine Strategic Holdings Ltd.	4.0%
Rio Tinto PLC	3.9%
Samsung Electronics Co. Ltd., Preferred Shares	3.8%
Housing Development Finance Corp. Ltd.	3.6%
QBE Insurance Group Ltd.	3.5%
Infosys Technologies Ltd.	3.4%
United Overseas Bank Ltd.	3.3%
Singapore Technologies Engineering Ltd.	3.2%
Other	62.9%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Top Countries
Hong Kong	23.3%
Singapore	19.5%
India	16.7%
Republic of South Korea	6.5%
United Kingdom	6.2%
Thailand	5.0%
Australia	4.9%
Taiwan	4.7%
Malaysia	3.0%
China	2.8%
Other	7.4%
100.0%

Semiannual Report 2010

14

Statement of Investments (Unaudited)

April 30, 2010

Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund

	Shares or Principal Amount	Value
COMMON STOCKS (92.9%)
AUSTRALIA (4.9%)
Food & Staples Retailing (1.4%)
Woolworths Ltd. (a)	57,000	$1,423,576
Insurance (3.5%)
QBE Insurance Group Ltd. (a)	187,970	3,641,041
		5,064,617
CHINA (2.8%)
Oil, Gas & Consumable Fuels (2.8%)
PetroChina Co. Ltd. (a)	2,480,000	2,855,972
HONG KONG (23.3%)
Commercial Banks (5.7%)
Dah Sing Banking Group Ltd. *(a)	471,200	636,392
Standard Chartered PLC (London Listing) (a)	152,778	4,074,607
Wing Hang Bank Ltd. (a)	112,000	1,135,383
		5,846,382
Food & Staples Retailing (1.5%)
Dairy Farm International Holdings Ltd. (a)	215,100	1,478,384
Industrial Conglomerates (4.0%)
Jardine Strategic Holdings Ltd. (a)	193,000	4,064,612
Real Estate Management & Development (7.7%)
Hang Lung Group Ltd. (a)	317,000	1,548,683
Hang Lung Properties Ltd. (a)	409,000	1,471,334
Sun Hung Kai Properties Ltd. (a)	126,000	1,746,926
Swire Pacific Ltd., Class A (a)	280,000	3,129,113
		7,896,056
Semiconductors & Semiconductor Equipment (1.7%)
ASM Pacific Technology Ltd. (a)	185,900	1,752,845
Wireless Telecommunication Services (2.7%)
China Mobile Ltd. (a)	283,500	2,775,284
		23,813,563
INDIA (16.7%)
Automobiles (2.4%)
Hero Honda Motors Ltd. (a)	56,300	2,417,901
Commercial Banks (1.4%)
ICICI Bank Ltd. (a)	65,000	1,378,835
ICICI Bank Ltd. ADR	500	21,260
		1,400,095
Construction Materials (2.1%)
Grasim Industries Ltd. (a)	35,250	2,157,189
Grasim Industries Ltd. GDR, Registered Shares (b)	580	35,781
		2,192,970
Electrical Equipment (0.8%)
ABB Ltd. (a)	43,700	776,324

	Shares or Principal Amount	Value
Household Products (1.2%)
Hindustan Unilever Ltd. (a)	220,770	$1,190,913
Information Technology Services (3.4%)
Infosys Technologies Ltd. (a)	56,650	3,458,099
Infosys Technologies Ltd. ADR	690	41,317
		3,499,416
Pharmaceuticals (1.8%)
GlaxoSmithKline Pharmaceuticals Ltd. (a)	43,630	1,867,122
Thrifts & Mortgage Finance (3.6%)
Housing Development Finance Corp. Ltd. (a)	58,500	3,682,648
		17,027,389
INDONESIA (1.9%)
Household Products (1.9%)
PT Unilever Indonesia Tbk (a)	1,250,000	1,906,245
MALAYSIA (3.0%)
Commercial Banks (2.0%)
CIMB Group Holdings Bhd (a)	378,900	1,678,558
Public Bank Bhd (Foreign Mkt) (a)	96,700	364,126
		2,042,684
Tobacco (1.0%)
British American Tobacco Bhd (a)	75,400	1,038,292
		3,080,976
PHILIPPINES (2.2%)
Commercial Banks (1.0%)
Bank of the Philippine Islands (a)	970,100	983,437
Real Estate Management & Development (1.2%)
Ayala Land, Inc. (a)	4,027,700	1,226,463
		2,209,900
REPUBLIC OF SOUTH KOREA (2.7%)
Commercial Banks (1.3%)
Busan Bank (a)	61,460	654,177
Daegu Bank Ltd. (a)	52,520	694,266
		1,348,443
Food & Staples Retailing (1.4%)
Shinsegae Co. Ltd. (a)	3,050	1,398,558
		2,747,001
SINGAPORE (19.5%)
Aerospace & Defense (3.2%)
Singapore Technologies Engineering Ltd. (a)	1,410,000	3,239,180
Airlines (1.4%)
Singapore Airlines Ltd. (a)	131,000	1,438,527
Commercial Banks (7.7%)
Oversea-Chinese Banking Corp. Ltd. (a)	702,000	4,459,311
United Overseas Bank Ltd. (a)	234,000	3,424,152
		7,883,463

See accompanying notes to financial statements.

2010 Semiannual Report

15

Statement of Investments (Unaudited) (concluded)

April 30, 2010

Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund

	Shares or Principal Amount	Value
Diversified Telecommunication Services (3.1%)
Singapore Telecommunications Ltd. (a)	1,456,000	$3,212,328
Electronic Equipment & Instruments (1.2%)
Venture Corp. Ltd. (a)	175,000	1,252,188
Real Estate Management & Development (2.9%)
City Developments Ltd. (a)	382,000	2,935,377
		19,961,063
TAIWAN (4.7%)
Semiconductors & Semiconductor Equipment (2.9%)
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	1,497,000	2,930,527
Wireless Telecommunication Services (1.8%)
Taiwan Mobile Co. Ltd. (a)	975,000	1,866,307
		4,796,834
THAILAND (5.0%)
Construction Materials (2.3%)
Siam Cement PCL, Foreign Shares (a)	278,900	2,317,015
Oil, Gas & Consumable Fuels (2.7%)
PTT Exploration & Production PCL, Foreign Shares (a)	605,000	2,804,131
		5,121,146
UNITED KINGDOM (6.2%)
Metals & Mining (6.2%)
BHP Billiton PLC (a)	77,520	2,366,329
Rio Tinto PLC	76,200	3,938,927
		6,305,256
Total Common Stocks		94,889,962
PREFERRED STOCK (3.8%)
REPUBLIC OF SOUTH KOREA (3.8%)
Semiconductors & Semiconductor Equipment (3.8%)
Samsung Electronics Co. Ltd., Preferred Shares (a)	8,090	3,823,890
Total Preferred Stocks		3,823,890
REPURCHASE AGREEMENTS (4.5%)
UNITED STATES (4.5%)
State Street Bank, 0.01%, dated 04/30/10, due 05/03/10, repurchase price $4,628,004, collateralized by U.S. Treasury Bill, maturing 09/09/10; total market value of $4,721,693	4,628,000	4,628,000
Total Repurchase Agreements		4,628,000
Total Investments (Cost $96,681,611) (c)—101.2%		103,341,852

Liabilities in excess of other assets—(1.2)%		(1,185,953)
Net Assets—100.0%		$102,155,899
*	Non-income producing security.
(a)	Fair Valued Security; countries with a Fair Value designation indicate all its securities are Fair Valued. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	The Fund's adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 0.04% of net assets as of April 30, 2010.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying notes to financial statements.

Semiannual Report 2010

16

Aberdeen Emerging Markets Institutional Fund (Unaudited)

The Aberdeen Emerging Markets Institutional Fund (Institutional shares) returned 14.44% for the semiannual period ended April 30, 2010, versus 12.46% for its benchmark, MSCI Emerging Markets Index. For broader comparison, the average return for the Fund’s Lipper peer category of Emerging Markets Funds (consisting of 399 funds) was 13.37% for the period.

Emerging market equities overcame increased volatility to post significant gains during the reporting period. Initially, a wave of encouraging corporate earnings results and economic news, as well as firmer commodity prices, led the markets higher. Investor sentiment subsequently turned at the start of 2010 amid concerns that China’s efforts to cool the credit and property markets might slow mainland China’s robust economic expansion. The escalating debt crisis in Europe, following downgrades to Portugal’s and Spain’s credit ratings and Greece’s appeal for emergency loans, further reduced risk appetite. Toward the end of the period, however, emerging market stocks rebounded, outpacing their developed counterparts in Japan and Europe. The assurance of aid for Greece had a positive impact, while the rise in fourth-quarter 2009 GDP growth in Asia and Latin America underscored the recovery across emerging economies.

At the stock level, our holding in Indonesian conglomerate Astra International provided the most positive relative return. The company’s share price continued to rise after the company reported solid first-quarter earnings. Thai industrial conglomerate Siam Cement also was a positive contributor as the stock outperformed after its full-year 2009 earnings rebounded in line with a recovery in volumes and profit margins. South Africa’s Massmart enhanced Fund performance for the period. Shares of the general merchandise retailer rebounded on indications that the domestic trading environment was strengthening at last, after a prolonged period of weakness. Additionally, stock selection in Turkey enhanced investment results, with shares of discount store operator BIM Birlesik Magazalar rising due to strong results that were boosted by solid sales.

The main detractors from performance among individual stocks were Hong Kong-based conglomerate Swire Pacific; oil and natural gas company PetroChina; and Hong Kong-based property developer Hang Lung Group. Swire Pacific’s share price was weighed down by the then-proposed public offering of its property division, which the company subsequently has postponed. Lower oil prices hurt PetroChina, even though the company’s refining business returned to profit. Hang Lung Group has a growing portfolio of shopping malls in key cities across China. Its stock price fell due to profit-taking after its outperformance in 2009 and the Chinese central bank’s measures to curb property speculation.

During the reporting period, we established a new position in Polish bank Bank Pekao, which we believe has an attractive valuation and offers reasonable growth prospects. We added to our position in telecommunications services provider Taiwan Mobile as we believe it has an attractive valuation.

The Fund’s largest individual stock holdings at the end of the reporting period include Samsung Electronics, China Mobile and Vale SA. Samsung Electronics is a leading Korean semiconductor company which is also a major player in mobile phones and TFT-LCDs. It has a strong competitive position across each of its three business segments. China Mobile, the largest mobile telecom operator on the mainland, has been facing intense domestic competition after Chinese government authorities restructured the sector. To its credit, however, the telecom is still in a net cash position and we remain optimistic about the company’s prospects, given its excellent infrastructure and plans to grow by offering more value-added services and tapping the vast rural market. Brazilian mining company Vale is the world’s lowest-cost iron ore producer and, in recent years, has made acquisitions to diversity its asset base. We feel that the company will stand to gain from the growing demand for commodities over the long term.

Portfolio Management:

Aberdeen Global Emerging Markets Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Recent short-term performance is not typical and may not be achieved in the future. Investors should be aware that these returns were primarily achieved during favorable market conditions. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are increased in emerging market countries.

Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Please read the prospectus for more detailed information regarding these risks.

2010 Semiannual Report

17

Aberdeen Emerging Markets Institutional Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2010)		Six Months†	1 Yr.	Inception[2]	Gross Expense Ratio*	Net Expense Ratio*
Institutional Service Class[3,4]	w/o SC	14.54%	66.11%	9.97%	1.04%	0.95%
Institutional Class[4]	w/o SC	14.44%	65.96%	9.94%	1.04%	0.95%

†	Not annualized.
*	As of March 1, 2010. The difference between gross and the net operating expense reflects contractual waivers in effect through at least November 23, 2011. Please consult the Fund’s prospectus for more details.
1	Returns presented for the Fund for periods prior to November 24, 2009 reflect the performance of the predecessor fund, the SEI Advisor’s Inner Circle Fund II (the “Advisor’s Predecessor Fund”). The Fund has adopted the performance of the Advisor’s Predecessor Fund as the result of a reorganization in which the Fund acquired all the assets, subject to the liabilities, of the Advisor’s Predecessor Fund. The Fund and the Advisor’s Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on May 12, 2007.
3	Returns before the first offering of the Institutional Service Class shares (November 24, 2009) are based on the previous performance of Institutional Class. This performance is substantially similar to what Institutional Service Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares have not been adjusted to reflect the expenses of Institutional Service Class shares.
4	Not subject to any sales charges

Semiannual Report 2010

18

Aberdeen Emerging Markets Institutional Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2010)

Comparative performance of $10,000 invested in Institutional Class shares of the Aberdeen Emerging Markets Institutional Fund, Morgan Stanley Capital International Emerging Markets (MSCI Emerging Markets) Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI Emerging Markets Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks of emerging-country markets. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2010

Asset Allocation
Common Stocks	79.8%
Preferred Stocks	16.9%
Repurchase Agreements	2.8%
Other assets in excess of liabilities	0.5%
100.0%

Top Industries
Commercial Banks	19.0%
Oil, Gas & Consumable Fuels	13.7%
Food & Staples Retailing	7.2%
Real Estate Management & Development	7.1%
Semiconductors & Semiconductor Equipment	7.0%
Wireless Telecommunication Services	6.2%
Pharmaceuticals	5.6%
Automobiles	4.1%
Construction Materials	4.0%
Metals & Mining	3.8%
Other	22.3%
100.0%

Top Holdings*
Samsung Electronics Co. Ltd., Preferred Shares	4.0%
China Mobile Ltd.	3.8%
Vale SA ADR, Preferred Shares	3.8%
Petroleo Brasileiro SA ADR, Preferred Shares	3.6%
Banco Bradesco SA ADR, Preferred Shares	3.1%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.0%
PetroChina Co. Ltd.	2.9%
Massmart Holdings Ltd.	2.9%
Akbank T.A.S.	2.9%
Fomento Economico Mexicano SAB de CV ADR	2.8%
Other	67.2%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Top Countries
Brazil	17.2%
India	12.6%
Hong Kong	11.1%
Mexico	7.6%
Republic of South Korea	5.8%
South Africa	4.8%
Thailand	4.8%
Taiwan	4.4%
Turkey	4.4%
Israel	3.3%
Other	24.0%
100.0%

2010 Semiannual Report

19

Statement of Investments (Unaudited)

April 30, 2010

Aberdeen Emerging Markets Institutional Fund

	Shares or Principal Amount	Value
COMMON STOCKS (79.8%)
BRAZIL (4.3%)
Multiline Retail (1.3%)
Lojas Renner SA	896,000	$22,232,355
Real Estate Management & Development (1.2%)
Multiplan Empreendimentos Imobiliarios SA	1,146,075	20,018,374
Tobacco (1.8%)
Souza Cruz SA	786,000	30,498,791
		72,749,520
CHILE (1.8%)
Commercial Banks (1.8%)
Banco Santander Chile ADR	451,000	29,716,390
CHINA (2.9%)
Oil, Gas & Consumable Fuels (2.9%)
PetroChina Co. Ltd. (a)	42,128,000	48,514,679
HONG KONG (11.1%)
Commercial Banks (2.4%)
Standard Chartered PLC (London Listing) (a)	1,470,000	39,205,067
Real Estate Management & Development (4.9%)
Hang Lung Group Ltd. (a)	8,200,000	40,060,572
Swire Pacific Ltd., Class A (a)	2,376,500	26,558,349
Swire Pacific Ltd., Class B (a)	7,405,000	15,683,810
		82,302,731
Wireless Telecommunication Services (3.8%)
China Mobile Ltd. (a)	6,580,000	64,414,000
		185,921,798
HUNGARY (2.8%)
Hotels, Restaurants & Leisure (0.0%)
Danubius Hotel and Spa PLC *(a)	2,039	36,166
Pharmaceuticals (2.8%)
Richter Gedeon Nyrt. (a)	184,000	39,081,268
Richter Gedeon Nyrt. GDR (b)	41,000	8,743,250
		47,824,518
		47,860,684
INDIA (12.6%)
Automobiles (1.7%)
Hero Honda Motors Ltd. (a)	690,315	29,646,776
Commercial Banks (1.3%)
ICICI Bank Ltd. (a)	1,000,000	21,212,845
ICICI Bank Ltd. ADR	1,100	46,772
		21,259,617
Construction Materials (1.4%)
Grasim Industries Ltd. (a)	395,630	24,211,311
Household Products (1.3%)
Hindustan Unilever Ltd. (a)	4,100,000	22,116,880

	Shares or Principal Amount	Value
Information Technology Services (2.4%)
Infosys Technologies Ltd. (a)	657,000	$40,105,403
Pharmaceuticals (1.0%)
GlaxoSmithKline Pharmaceuticals Ltd. (a)	390,586	16,714,914
Thrifts & Mortgage Finance (2.5%)
Housing Development Finance Corp. Ltd. (a)	660,000	41,547,825
Wireless Telecommunication Services (1.0%)
Bharti Airtel Ltd. (a)	2,500,000	16,695,861
		212,298,587
INDONESIA (2.4%)
Automobiles (2.4%)
PT Astra International Tbk (a)	7,900,000	40,828,278
ISRAEL (3.3%)
Pharmaceuticals (1.8%)
Teva Pharmaceutical Industries Ltd. ADR	532,000	31,244,360
Software (1.5%)
CheckPoint Software Technologies Ltd. *	698,000	24,862,760
		56,107,120
ITALY (2.0%)
Energy Equipment & Services (2.0%)
Tenaris SA ADR	815,100	33,101,211
MALAYSIA (3.0%)
Commercial Banks (3.0%)
CIMB Group Holdings Bhd (a)	6,600,000	29,238,537
Public Bank Bhd (Foreign Mkt) (a)	5,631,400	21,205,156
		50,443,693
MEXICO (7.6%)
Beverages (2.8%)
Fomento Economico Mexicano SAB de CV ADR	1,007,000	47,661,310
Commercial Banks (2.0%)
Grupo Financiero Banorte SAB de CV	8,514,200	34,234,126
Food & Staples Retailing (1.3%)
Organizacion Soriana SAB de CV, Class B *	7,167,779	21,437,719
Household Durables (0.1%)
Consorcio ARA SAB de CV *	3,467,000	2,393,773
Transportation Infrastructure (1.4%)
Grupo Aeroportuario del Sureste SAB de CV, B Shares ADR	414,000	22,910,760
		128,637,688

See accompanying notes to financial statements.

Semiannual Report 2010

20

Statement of Investments (Unaudited) (concluded)

April 30, 2010

Aberdeen Emerging Markets Institutional Fund

	Shares or Principal Amount	Value
PHILIPPINES (2.2%)
Commercial Banks (1.2%)
Bank of the Philippine Islands (a)	19,576,400	$19,845,548
Real Estate Management & Development (1.0%)
Ayala Land, Inc. (a)	57,752,000	17,585,887
		37,431,435
POLAND (1.0%)
Commercial Banks (1.0%)
Bank Pekao SA *(a)	296,000	16,875,189
REPUBLIC OF SOUTH KOREA (1.8%)
Commercial Banks (0.3%)
Busan Bank (a)	232,010	2,469,502
Daegu Bank Ltd. (a)	155,190	2,051,470
		4,520,972
Food & Staples Retailing (1.5%)
Shinsegae Co. Ltd. (a)	54,400	24,944,774
		29,465,746
RUSSIAN FEDERATION (2.6%)
Oil, Gas & Consumable Fuels (2.6%)
LUKOIL OAO ADR	769,000	44,140,600
SOUTH AFRICA (4.8%)
Food & Staples Retailing (2.9%)
Massmart Holdings Ltd. (a)	3,267,000	48,475,055
Specialty Retail (1.9%)
Truworths International Ltd. (a)	4,593,000	32,927,506
		81,402,561
TAIWAN (4.4%)
Semiconductors & Semiconductor Equipment (3.0%)
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	25,800,809	50,507,661
Wireless Telecommunication Services (1.4%)
Taiwan Mobile Co. Ltd. (a)	12,249,062	23,446,679
		73,954,340
THAILAND (4.8%)
Construction Materials (2.6%)
Siam Cement PCL, Foreign Shares (a)	5,356,800	44,502,633
Oil, Gas & Consumable Fuels (2.2%)
PTT Exploration & Production PCL, Foreign Shares (a)	7,800,000	36,152,435
		80,655,068
TURKEY (4.4%)
Commercial Banks (2.9%)
Akbank T.A.S. (a)	9,629,333	48,371,498
Food & Staples Retailing (1.5%)
BIM Birlesik Magazalar A.S. (a)	447,732	25,036,313
		73,407,811
Total Common Stocks		1,343,512,398

	Shares or Principal Amount	Value
PREFERRED STOCKS (16.9%)
BRAZIL (12.9%)
Commercial Banks (3.1%)
Banco Bradesco SA ADR, Preferred Shares	2,867,800	$53,398,436
Metals & Mining (3.8%)
Vale SA ADR, Preferred Shares	2,366,000	63,669,060
Oil, Gas & Consumable Fuels (6.0%)
Petroleo Brasileiro SA ADR, Preferred Shares	1,592,000	60,400,480
Ultrapar Participacoes SA, Preferred Shares	863,000	40,715,515
		101,115,995
		218,183,491
REPUBLIC OF SOUTH KOREA (4.0%)
Semiconductors & Semiconductor Equipment (4.0%)
Samsung Electronics Co. Ltd., Preferred Shares (a)	142,000	67,118,954
Total Preferred Stocks		285,302,445
REPURCHASE AGREEMENTS (2.8%)
UNITED STATES (2.8%)
State Street Bank, 0.01%, dated 04/30/10, due 05/03/10, repurchase price $46,618,039, collateralized by U.S. Treasury Bill, maturing 09/09/10; total market value of $47,551,691	$46,618,000	46,618,000
Total Repurchase Agreements		46,618,000
Total Investments (Cost $1,335,756,741) (c)—99.5%		1,675,432,843

Other assets in excess of liabilities—0.5%		7,727,157
Net Assets—100.0%		$1,683,160,000

*	Non-income producing security.
(a)	Fair Valued Security; countries with a Fair Value designation indicate all its securities are Fair Valued. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	The Fund's adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 0.52% of net assets as of April 30, 2010.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying notes to financial statements.

2010 Semiannual Report

21

Aberdeen International Equity Institutional Fund (Unaudited)

The Aberdeen International Equity Institutional Fund (Institutional shares) returned 6.82% for the semiannual period ended April 30, 2010, versus 5.95% for its benchmark, MSCI All Country World ex U.S. Index. For broader comparison, the average return for the Fund’s Lipper peer category of International Multi-Cap Core Funds (consisting of 267 funds) was 5.63% for the period.

Global stock markets extended their gains during the reporting period, boosted by a stream of positive economic news and supportive central bank monetary policies. The global economy expanded in the fourth quarter of 2009 and the first quarter of 2010, which was largely attributable to inventory restocking and government stimulus efforts. Developed countries held their benchmark interest rates steady and continued to extend fiscal policies while certain emerging market countries, particularly in Asia, began to raise rates. Most companies reported decent earnings results. Banks, in particular, chalked up record profits as the trading environment normalized. Nonetheless, investor confidence remained fragile. Equity markets fell in January, as China tightened bank-lending standards and the U.S. government proposed to limit the size of financial institutions. Greece’s debt crisis also worsened in 2010, culminating in its sovereign credit rating being reduced to junk status. Shortly after the end of the period, the country agreed to drastic austerity measures in exchange for a €110 billion (roughly US$136 billion) Eurozone-International Monetary Fund bailout package.

At the individual stock level, the top contributors to the Fund’s relative return were Mexican airport operator Grupo Aeroportuario del Sureste (ASUR); Dutch electronics manufacturer Koninklijke Philips Electronics; and Fanuc, a Japan-based robotics manufacturer. ASUR’s stock price rose on expectations that the improving U.S. economy would drive a rebound in foreign tourist arrivals. Shares of Koninklijke Philips were boosted as the company reported robust earnings for the first quarter 2010 due to corporate restructuring and cost reductions. Fanuc benefited from a weak yen and a recovery in orders from Asian manufacturers.

The primary detractors from Fund performance included our positions in Spanish diversified financial services company Mapfre; Italian oil and gas company Eni S.p.A.; and Italian bank Intesa SanPaolo. Concerns over contagion from the Greek debt crisis on other Eurozone economies such as Italy, Spain and Portugal hampered the stock performance of Mapfre and Intesa SanPaolo. Eni was affected in part by the general weakness in the Italian stock market, as well as the decline in oil prices late in 2009 following a period of appreciation through much of the year.

During the period, we bought shares of French supermarket operator Casino Guichard Perrachon because we feel that it has attractive international operations; Canadian National Railways, which boasts a diversified revenue base and, in our view, a good management team; and metals and mining company BHP Billiton, as we like its diverse product line and quality of reserves. We also initiated positions in Brazilian lender Banco Bradesco, a dominant player in its market, as well as Swiss pharmaceutical company Novartis, which benefits from a strong drug pipeline and diverse business mix. Conversely, we exited our small positions in Belgian telecommunications company Belgacom as we believe that it has lackluster business prospects; UK-based pharmaceutical company AstraZeneca and postal operator Deutsche Post on concerns over their long-term prospects; Bank of Yokohama, a Japanese regional bank, given the persistently tough conditions in the domestic banking sector; and Mexican airport operator ASUR.

The Fund’s largest absolute stock weightings at the end of the semiannual period are Vodafone Group, a UK-based mobile telecommunications company with an international business; Eni S.p.A., an Italian integrated oil and gas company; and semiconductor manufacturer Samsung Electronics. Vodafone Group is the largest global mobile operator by revenue, with Europe accounting for the bulk of its business. Its broad collection of overseas assets includes a 44% stake in U.S.-based Verizon Wireless. Eni is a well-diversified oil and gas company with operations mainly in North Africa and Europe. It has a 50% stake in Snam Rete Gas, which owns the largest natural gas pipeline system in Italy. In our view, this is one of the least expensive oil companies in the sector. Samsung Electronics is a leading Korean semiconductor company which is also a major player in mobile phones and TFT-LCDs. The company continues to gain market share while benefiting from improving prices for high-tech components.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Recent short-term performance is not typical and may not be achieved in the future. Investors should be aware that these returns were primarily achieved during favorable market conditions. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are increased in emerging market countries.

Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Please read the prospectus for more detailed information regarding these risks.

Semiannual Report 2010

22

Aberdeen International Equity Institutional Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2010)		Six Months†	1 Yr.	5 Yr.	10 Yr.	Gross Expense Ratio*	Net Expense Ratio*
Institutional Service Class[2,3]	w/o SC	–	–	–	–	0.99%	0.95%
Institutional Class[3]	w/o SC	6.82%	35.54%	4.16%	0.15%	0.99%	0.95%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

†	Not annualized.
*	As of March 1, 2010. The difference between gross and net operating expenses reflects contractual waivers in effect through at least July 20, 2011. Please consult the Fund’s prospectus for more details.
1	Returns presented for the Fund for periods prior to July 20, 2009 reflect the performance of the predecessor fund, the International Focus Portfolio (the “International Predecessor Fund”), a series of the Credit Suisse Institutional Fund, Inc. The Fund has adopted the performance of the International Predecessor Fund as the result of a reorganization in which the Fund acquired all the assets, subject to the liabilities, of the International Predecessor Fund. The Fund and the International Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Institutional Service Class commenced operations on February 26, 2010. The performance of the Institutional Class is substantially similar to what Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.
3	Not subject to any sales charges.

2010 Semiannual Report

23

Aberdeen International Equity Institutional Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2010)

Comparative performance of $10,000 invested in the Institutional Class shares of the Aberdeen International Equity Institutional Fund, the Morgan Stanley Capital International (MSCI) All Country World ex U.S Index (current), the Morgan Stanley Capital International EAFE Index (previous) and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2010. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI All Country World ex U.S. Index is an unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks of companies in all countries except the United States. The Morgan Stanley Capital International EAFE Index (net dividends) (Europe, Australasia and Far East) (MSCI EAFE) is a free float-adjusted market capitalization index that is designed to measure developed-market equity performance, excluding the U.S. and Canada. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2010

Asset Allocation
Common Stocks	87.6%
Preferred Stocks	7.2%
Other assets in excess of liabilities	5.2%
100.0%

Top Industries
Pharmaceuticals	9.5%
Oil, Gas & Consumable Fuels	9.4%
Insurance	8.8%
Commercial Banks	8.4%
Semiconductors & Semiconductor Equipment	7.2%
Wireless Telecommunication Services	5.6%
Real Estate Management & Development	5.5%
Machinery	4.5%
Metals & Mining	4.4%
Electric Utilities	3.6%
Other	33.1%
100.0%

Top Holdings
Vodafone Group PLC	4.1%
Eni SpA	3.8%
Samsung Electronics Co. Ltd. GDR, Preferred Shares	3.7%
E.ON AG	3.6%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.5%
QBE Insurance Group Ltd.	3.5%
British American Tobacco PLC	3.4%
Takeda Pharmaceutical Co. Ltd.	3.4%
Adidas AG	3.2%
Roche Holding AG	3.1%
Other	64.7%
100.0%

Top Countries
United Kingdom	17.3%
Japan	12.3%
Switzerland	11.1%
Germany	7.8%
Italy	7.5%
Hong Kong	6.3%
Sweden	3.9%
Republic of South Korea	3.7%
Singapore	3.6%
Taiwan	3.5%
Other	23.0%
100.0%

Semiannual Report 2010

24

Statement of Investments (Unaudited)

April 30, 2010

Aberdeen International Equity Institutional Fund

	Shares or Principal Amount	Value
COMMON STOCKS (87.6%)
AUSTRALIA (3.5%)
Insurance (3.5%)
QBE Insurance Group Ltd. (a)	53,700	$1,040,187
CANADA (1.5%)
Road & Rail (1.5%)
Canadian National Railway Co.	7,400	442,980
CHINA (1.5%)
Oil, Gas & Consumable Fuels (1.5%)
PetroChina Co. Ltd. (a)	392,000	451,428
FRANCE (3.5%)
Electrical Equipment (2.5%)
Schneider Electric SA (a)	6,500	737,848
Food & Staples Retailing (1.0%)
Casino Guichard-Perrachon SA (a)	3,500	308,919
		1,046,767
GERMANY (7.8%)
Electric Utilities (3.6%)
E.ON AG (a)	28,900	1,068,712
Food & Staples Retailing (1.0%)
Metro AG (a)	4,800	288,179
Textiles, Apparel & Luxury Goods (3.2%)
Adidas AG (a)	16,500	967,086
		2,323,977
HONG KONG (6.3%)
Commercial Banks (2.5%)
Standard Chartered PLC (London Listing) (a)	27,900	744,096
Real Estate Management & Development (2.3%)
Swire Pacific Ltd., Class A (a)	61,000	681,700
Wireless Telecommunication Services (1.5%)
China Mobile Ltd. (a)	46,327	453,512
		1,879,308
ITALY (7.5%)
Commercial Banks (0.9%)
Intesa Sanpaolo SpA *(a)	78,800	259,687
Energy Equipment & Services (2.8%)
Tenaris SA ADR	20,700	840,627
Oil, Gas & Consumable Fuels (3.8%)
Eni SpA (a)	51,200	1,144,150
		2,244,464
JAPAN (12.3%)
Chemicals (2.0%)
Shin-Etsu Chemical Co. Ltd. (a)	10,331	595,631
Machinery (2.8%)
Fanuc Ltd. (a)	7,000	826,733

	Shares or Principal Amount	Value
Office Electronics (2.5%)
Canon, Inc. (a)	16,499	$754,839
Pharmaceuticals (3.4%)
Takeda Pharmaceutical Co. Ltd. (a)	23,555	1,011,504
Real Estate Management & Development (1.6%)
Daito Trust Construction Co. Ltd. (a)	9,300	495,830
		3,684,537
NETHERLANDS (2.1%)
Industrial Conglomerates (2.1%)
Koninklijke Philips Electronics NV (a)	18,600	624,498
SINGAPORE (3.6%)
Commercial Banks (2.0%)
Oversea-Chinese Banking Corp. Ltd. (a)	95,000	603,468
Real Estate Management & Development (1.6%)
City Developments Ltd. (a)	63,000	484,107
		1,087,575
SPAIN (2.2%)
Insurance (2.2%)
Mapfre SA (a)	200,888	657,454
SWEDEN (3.9%)
Commercial Banks (2.0%)
Nordea Bank AB (a)	60,500	590,439
Communications Equipment (1.9%)
Telefonaktiebolaget LM Ericsson, B Shares (a)	50,700	585,291
		1,175,730
SWITZERLAND (11.1%)
Food Products (1.9%)
Nestle SA (a)	11,849	579,971
Insurance (3.1%)
Zurich Financial Services AG (a)	4,100	909,245
Pharmaceuticals (6.1%)
Novartis AG (a)	17,700	902,724
Roche Holding AG (a)	5,900	931,849
		1,834,573
		3,323,789
TAIWAN (3.5%)
Semiconductors & Semiconductor Equipment (3.5%)
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	536,000	1,049,273
UNITED KINGDOM (17.3%)
Machinery (1.7%)
Weir Group PLC (The) (a)	34,100	511,830
Metals & Mining (4.4%)
BHP Billiton PLC (a)	17,700	540,299
Rio Tinto PLC	15,100	780,549
		1,320,848

See accompanying notes to financial statements.

2010 Semiannual Report

25

Statement of Investments (Unaudited) (concluded)

April 30, 2010

Aberdeen International Equity Institutional Fund

	Shares or Principal Amount	Value
Multi-Utilities (2.1%)
Centrica PLC (a)	135,800	$609,891
Oil, Gas & Consumable Fuels (1.6%)
Royal Dutch Shell PLC, A Shares (a)	15,700	489,738
Tobacco (3.4%)
British American Tobacco PLC (a)	32,200	1,012,351
Wireless Telecommunication Services (4.1%)
Vodafone Group PLC (a)	548,000	1,214,088
		5,158,746
Total Common Stocks		26,190,713
PREFERRED STOCKS (7.2%)
BRAZIL (3.5%)
Commercial Banks (1.0%)
Banco Bradesco SA ADR, Preferred Shares	16,700	310,954
Oil, Gas & Consumable Fuels (2.5%)
Petroleo Brasileiro SA ADR, Preferred Shares	19,300	732,242
		1,043,196
REPUBLIC OF SOUTH KOREA (3.7%)
Semiconductors & Semiconductor Equipment (3.7%)
Samsung Electronics Co. Ltd. GDR, Preferred Shares (a)	4,700	1,119,386
Total Preferred Stocks		2,162,582
Total Investments (Cost $27,051,721) (b)—94.8%		28,353,295

Other assets in excess of liabilities—5.2%		1,557,770
Net Assets—100.0%		$29,911,065

*	Non-income producing security.
(a)	Fair Valued Security; countries with a Fair Value designation indicate all its securities are Fair Valued. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying notes to financial statements.

Semiannual Report 2010

26

Statements of Assets and Liabilities (Unaudited)

April 30, 2010

	Aberdeen Asia Bond Institutional Fund	Aberdeen Asia-Pacific (Ex-Japan) Equity Institutional Fund	Aberdeen Emerging Markets Institutional Fund	Aberdeen International Equity Institutional Fund
Assets:
Investment Securities, at value (cost $391,588,142; $92,053,611; $1,289,138,741; $27,051,721)	$402,769,883	$98,713,852	$1,628,814,843	$28,353,295
Repurchase agreements, at cost and value	–	4,628,000	46,618,000	–

Total Investments	402,769,883	103,341,852	1,675,432,843	28,353,295

Cash	104,982,610	256	221	1,364,698
Cash collateral pledged for futures	2,534,154	–	–	–
Foreign currency, at value (cost $-; $425,449; $3,736,671; $47,329)	–	425,574	3,767,180	47,938
Unrealized appreciation on forward foreign currency contracts	8,053,766	–	–	–
Unrealized appreciation on spot foreign currency contracts	15,074	2,884	–	–
Unrealized appreciation on swap contracts	2,004,837	–	–	–
Interest and dividends receivable	3,985,091	293,449	2,699,308	106,070
Receivable for capital shares issued	966,891	308,395	6,844,619	–
Receivable for swap terminations	827,260	–	–	–
Reclaims receivable	71,286	9	–	32,341
Receivable from adviser	–	–	107,595	4,277
Prepaid expenses and other assets	54,658	26,786	131,805	34,950

Total Assets	526,265,510	104,399,205	1,688,983,571	29,943,569

Liabilities:
Foreign currency, at value (Cost $1,621,552; $-; $-; $-)	1,617,515	–	–	–
Unrealized depreciation on forward foreign currency contracts	1,592,023	–	–	–
Unrealized depreciation on spot foreign currency contracts	–	433	–	–
Payable for investments purchased	41,504,335	1,855,782	1,350,841	–
Payable for capital shares redeemed	394,757	–	108,298	–
Unrealized depreciation on swap contracts	4,688,702	–	–	–
Accrued foreign capital gains tax	–	299,892	2,703,135	–
Payable for variation margin on futures contracts	240,883	–	–	–
Accrued expenses and other payables:
Investment advisory fees	220,629	81,966	1,228,989	20,268
Administration fees	9,067	2,052	34,399	638
Fund accounting and transfer agent fees	11,728	2,402	52,864	6,921
Printing fees	97	164	436	205
Legal fees	7,329	127	66,901	885
Trustee fees	3,259	57	30,311	405
Custodian fees	8,653	248	148,320	1,854
Compliance program costs	1,090	19	10,135	135
Other	9,544	164	88,942	1,193

Total Liabilities	50,309,611	2,243,306	5,823,571	32,504

Net Assets	$475,955,899	$102,155,899	$1,683,160,000	$29,911,065

Represented by:
Capital	$454,652,170	$95,456,757	$1,364,854,079	$103,384,560
Accumulated net investment income (loss)	3,096,734	420,372	(7,390,895)	222,899
Accumulated net realized gain (loss) on investment and foreign currency transactions	2,963,938	(80,541)	(11,313,914)	(74,998,769)
Net unrealized appreciation on investments, swaps, forwards and translation of assets and liabilities denominated in foreign currencies	15,261,174	6,359,311	337,010,730	1,302,375
Net unrealized depreciation on futures	(18,117)	–	–	–

Net Assets	$475,955,899	$102,155,899	$1,683,160,000	$29,911,065

Net Assets:
Institutional Service Class Shares	1,072	1,035	22,390	1,046
Institutional Class Shares	475,954,827	102,154,864	1,683,137,610	29,910,019

Total	$475,955,899	$102,155,899	$1,683,160,000	$29,911,065

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2010 Semiannual Report

27

Statements of Assets and Liabilities (Unaudited) (concluded)

April 30, 2010

	Aberdeen Asia Bond Institutional Fund		Aberdeen Asia-Pacific (Ex-Japan) Equity Institutional Fund	Aberdeen Emerging Markets Institutional Fund	Aberdeen International Equity Institutional Fund
Shares Outstanding (unlimited number of shares authorized):
Institutional Service Class Shares	97		100	1,825	92
Institutional Class Shares	42,828,416		9,871,316	137,248,318	2,640,345

Total	42,828,513		9,871,416	137,250,143	2,640,437

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Institutional Service Class Shares	$11.11	(a)	$10.35	$12.27	$11.33	(a)
Institutional Class Shares	$11.11		$10.35	$12.26	$11.33

(a)	The NAV reported above represents the traded NAV at April 30, 2010. Due to the financial statement rounding of class assets and class shares above, the NAV results in a different NAV than the traded NAV.

See accompanying notes to financial statements.

Semiannual Report 2010

28

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2010

	Aberdeen Asia Bond Institutional Fund	Aberdeen Asia-Pacific (Ex-Japan) Equity Institutional Fund(a)	Aberdeen Emerging Markets Institutional Fund	Aberdeen International Equity Institutional Fund
INVESTMENT INCOME:
Dividend income	$–	$678,606	$12,491,439	$376,790
Interest income	7,237,515	195	45,051	–
Foreign tax withholding	(69,645)	(8,973)	(987,384)	(32,524)

Total Income	7,167,870	669,828	11,549,106	344,266

Expenses:
Investment advisory fees	815,768	195,453	5,820,835	96,708
Administration fees	43,271	4,980	202,463	3,194
Fund accounting and transfer agent fees	63,228	17,068	182,982	20,435
Registration and filing fees	15,256	15,785	21,363	15,043
Printing fees	1,885	6,713	7,810	304
Trustee fees	15,285	1,273	37,989	790
Compliance program costs	8,391	558	18,542	443
Custodian fees	60,389	7,363	233,154	5,584
Legal fees	44,163	4,224	105,655	2,264
Other	60,235	5,835	153,665	6,452

Total expenses before reimbursed/waived expenses	1,127,871	259,252	6,784,458	151,217

Earnings credit (Note 5)	(1,718)	–	–	(34)
Expenses reimbursed	(61,085)	(9,796)	(622,390)	(35,903)

Net Expenses	1,065,068	249,456	6,162,068	115,280

Net Investment Income	6,102,802	420,372	5,387,038	228,986

REALIZED/UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
Realized gain (loss) on investment transactions	9,131,284	843	(213,807)	217,571
Realized loss on swap contracts	(502,883)	–	–	–
Realized gain on futures transactions	770,581	–	–	–
Realized gain (loss) on foreign currency transactions	12,274,814	(81,384)	(699,455)	(44,722)

Net realized gain (loss) from investments, futures, swaps and foreign currency transactions	21,673,796	(80,541)	(913,262)	172,849

Net change in unrealized appreciation from investment transactions	15,857,771	6,360,349	164,690,146	577,701
Net change in unrealized depreciation from swap contracts	(12,082,306)	–	–	–
Net change in unrealized appreciation from futures	729,287	–	–	–
Net change in unrealized appreciation/depreciation from foreign currency transactions	3,418,816	(1,038)	22,921	(391)

Net change in unrealized appreciation from investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	7,923,568	6,359,311	164,713,067	577,310

Net realized/unrealized gain from investments, futures, swaps and foreign currency transactions	29,597,364	6,278,770	163,799,805	750,159

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$35,700,166	$6,699,142	$169,186,843	$979,145

(a)	For the period November 17, 2009 (commencement of operations) to April 30, 2010.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2010 Semiannual Report

29

Statements of Changes in Net Assets

	Aberdeen Asia Bond Institutional Fund		Aberdeen Asia- Pacific (Ex-Japan) Equity Institutional Fund
	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009	Period Ended April 30, 2010 (Unaudited)(a)

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$6,102,802	$10,147,295	$420,372
Net realized gain (loss) from investments and foreign currency transactions	21,673,796	(20,308,976)	(80,541)
Net change in unrealized appreciation/depreciation from investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	7,923,568	75,504,514	6,359,311

Change in net assets resulting from operations	35,700,166	65,342,833	6,699,142

Distributions to Shareholders From:
Tax return of capital
Institutional Class	–	(8,678,602)	–

Change in net assets from shareholder distributions	–	(8,678,602)	–

Change in net assets from capital transactions	186,682,248	(81,490,630)	95,456,757

Change in net assets	222,382,414	(24,826,399)	102,155,899

Net Assets:
Beginning of period	253,573,485	278,399,884	–

End of period	$475,955,899	$253,573,485	$102,155,899

Accumulated net investment income (loss) at end of period	$3,096,734	$(3,006,068)	$420,372

(a) For the period November 17, 2009 (commencement of operations) to April 30, 2010.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2010

30

Statements of Changes in Net Assets (continued)

	Aberdeen Asia Bond Institutional Fund			Aberdeen Asia- Pacific (Ex-Japan) Equity Institutional Fund
	Six Months Ended April 30, 2010 (Unaudited)		Year Ended October 31, 2009	Period Ended April 30, 2010 (Unaudited)(a)

CAPITAL TRANSACTIONS:
Institutional Service Class Shares
Proceeds from shares issued	$1,000	(b)	$–	$1,000
Dividends reinvested	–	(b)	–	–
Cost of shares redeemed	–	(b)	–	–

Total Institutional Service Class	1,000	(b)	–	1,000

Institutional Class Shares
Proceeds from shares issued	258,083,962		212,513,705	97,060,023
Dividends reinvested	–		6,637,127	–
Cost of shares redeemed	(71,402,714)		(300,641,462)	(1,604,266)

Total Institutional Class	186,681,248		(81,490,630)	95,455,757

Change in net assets from capital transactions:	$186,682,248		$(81,490,630)	$95,456,757

(a) For the period November 17, 2009 (commencement of operations) to April 30, 2010.

(b) For the period January 5, 2010 (commencement of operations) to April 30, 2010.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2010 Semiannual Report

31

Statements of Changes in Net Assets (continued)

	Aberdeen Asia Bond Institutional Fund			Aberdeen Asia- Pacific (Ex-Japan) Equity Institutional Fund
	Six Months Ended April 30, 2010 (Unaudited)		Year Ended October 31, 2009	Period Ended April 30, 2010 (Unaudited)(a)

SHARE TRANSACTIONS:
Institutional Service Class Shares
Issued	97	(b)	–	100
Reinvested	–	(b)	–	–
Redeemed	–	(b)	–	–

Total Institutional Service Class Shares	97	(b)	–	100

Institutional Class Shares
Issued	24,361,990		23,342,644	10,027,956
Reinvested	–		668,433	–
Redeemed	(6,794,711)		(33,831,907)	(156,640)

Total Institutional Class Shares	17,567,279		(9,820,830)	9,871,316

Total change in shares:	17,567,376		(9,820,830)	9,871,416

(a) For the period November 17, 2009 (commencement of operations) to April 30, 2010.

(b) For the period January 5, 2010 (commencement of operations) to April 30, 2010.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2010

32

Statements of Changes in Net Assets (continued)

	Aberdeen Emerging Markets Institutional Fund			Aberdeen International Equity Institutional Fund
	Six Months Ended April 30, 2010 (Unaudited)		Year Ended October 31, 2009	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$5,387,038		$9,293,565	$228,986	$322,725
Net realized gain (loss) from investments and foreign currency transactions	(913,262)		(7,688,046)	172,849	(1,744,994)
Net change in unrealized appreciation from investments and translation of assets and liabilities denominated in foreign currencies	164,713,067		271,885,560	577,310	4,118,685

Change in net assets resulting from operations	169,186,843		273,491,079	979,145	2,696,416

Distributions to Shareholders From:
Net investment income:
Institutional Service Class	(19	)(a)	–	– (b)	–
Institutional Class	(21,840,326)		(2,086,872)	(358,529)	(393,187)
Net realized gains:
Institutional Class	–		(5,878,327)	–	–

Change in net assets from shareholder distributions	(21,840,345)		(7,965,199)	(358,529)	(393,187)

Change in net assets from capital transactions	552,977,653		528,236,362	14,423,808	(887,089)

Change in net assets	700,324,151		793,762,242	15,044,424	1,416,140

Net Assets:
Beginning of period	982,835,849		189,073,607	14,866,641	13,450,501

End of period	$1,683,160,000		$982,835,849	$29,911,065	$14,866,641

Accumulated net investment income (loss) at end of period	$(7,390,895)		$9,062,412	$222,899	$352,442

(a) For the period November 24, 2009 (commencement of operations) to April 30, 2010.

(b) For the period February 26, 2010 (commencement of operations) to April 30, 2010.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2010 Semiannual Report

33

Statements of Changes in Net Assets (continued)

	Aberdeen Emerging Markets Institutional Fund			Aberdeen International Equity Institutional Fund
	Six Months Ended April 30, 2010 (Unaudited)		Year Ended October 31, 2009	Six Months Ended April 30, 2010 (Unaudited)		Year Ended October 31, 2009

CAPITAL TRANSACTIONS:
Institutional Service Class Shares
Proceeds from shares issued	$22,800	(a)	$–	$1,000	(b)	$–
Dividends reinvested	19	(a)	–	–	(b)	–
Cost of shares redeemed	(100	)(a)	–	–	(b)	–

Total Institutional Service Class	22,719	(a)	–	1,000	(b)	–

Institutional Class Shares
Proceeds from shares issued	617,647,194		631,687,699	16,060,469		6,138
Dividends reinvested	16,595,602		5,889,567	357,190		391,555
Cost of shares redeemed	(81,287,862)		(109,340,904)	(1,994,851)		(1,284,782)

Total Institutional Class	552,954,934		528,236,362	14,422,808		(887,089)

Change in net assets from capital transactions:	$552,977,653		$528,236,362	$14,423,808		$(887,089)

(a) For the period November 24, 2009 (commencement of operations) to April 30, 2010.

(b) For the period February 26, 2010 (commencement of operations) to April 30, 2010.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2010

34

Statements of Changes in Net Assets (concluded)

	Aberdeen Emerging Markets Institutional Fund			Aberdeen International Equity Institutional Fund
	Six Months Ended April 30, 2010 (Unaudited)		Year Ended October 31, 2009	Six Months Ended April 30, 2010 (Unaudited)		Year Ended October 31, 2009

SHARE TRANSACTIONS:
Institutional Service Class Shares
Issued	1,832	(a)	–	92	(b)	–
Reinvested	2	(a)	–	–	(b)	–
Redeemed	(9	)(a)	–	–	(b)	–

Total Institutional Service Class Shares	1,825	(a)	–	92	(b)	–

Institutional Class Shares
Issued	52,739,691		73,945,683	1,402,090		576
Reinvested	1,480,428		877,395	31,920		42,981
Redeemed	(6,985,680)		(12,601,354)	(175,691)		(114,789)

Total Institutional Class Shares	47,234,439		62,221,724	1,258,319		(71,232)

Total change in shares:	47,236,264		62,221,724	1,258,411		(71,232)

(a) For the period November 24, 2009 (commencement of operations) to April 30, 2010.

(b) For the period February 26, 2010 (commencement of operations) to April 30, 2010.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2010 Semiannual Report

35

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia Bond Institutional Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Institutional Service Class Shares
Period Ended April 30, 2010*(f)	$10.36	$0.13	$0.62	$0.75	$–	$–	$–	$–	$11.11
Institutional Class Shares
Six Months Ended April 30, 2010*	10.04	0.19	0.88	1.07	–	–	–	–	11.11
Year Ended October 31, 2009(g)	7.94	0.37	2.05	2.42	–	–	(0.32)	(0.32)	10.04
Year Ended October 31, 2008(g)	10.23	0.43	(2.41)	(1.98)	(0.17)	(0.01)	(0.13)	(0.31)	7.94
Period Ended October 31, 2007(g)(h)	10.00	0.22	0.18	0.40	(0.17)	–	–	(0.17)	10.23

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2010

36

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia Bond Institutional Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

7.24%	$1	0.65%	4.44%	0.68%	17.00%

10.44%	475,955	0.65%	3.73%	0.69%	17.00%
30.73%	253,573	0.65%	4.10%	0.68%	83.54%
(19.87%)	278,400	0.61%	4.22%	0.61%	96.00%
4.05%	438,353	0.65%	4.41%	0.66%	18.00%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period January 5, 2010 (commencement of operations) to April 30, 2010.
(g)	Net investment income (loss) is based on average shares outstanding during the period.
(h)	For the period May 1, 2007 (commencement of operations) to October 31, 2007.

2010 Semiannual Report

37

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund

		Investment Activities
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains on Investments	Total from Investment Activities	Net Asset Value, End of Period
Institutional Service Class Shares
Period Ended April 30, 2010*(f)	$10.00	$0.03	$0.32	$0.35	$10.35
Institutional Class Shares
Period Ended April 30, 2010*(f)	10.00	0.04	0.31	0.35	10.35

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2010

38

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

3.50%	$1	1.25%	0.77%	1.29%	1.44%

3.50%	102,155	1.25%	2.12%	1.29%	1.44%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period November 17, 2009 (commencement of operations) to April 30, 2010.

2010 Semiannual Report

39

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Institutional Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Institutional Service Class Shares
Period Ended April 30, 2010*(g)	$11.65	$0.22	$0.62	$0.84	$(0.22)	$–	$(0.22)	$12.27
Institutional Class Shares
Six Months Ended April 30, 2010*	10.92	0.09	1.47	1.56	(0.22)	–	(0.22)	12.26
Year Ended October 31, 2009	6.80	0.16	4.16	4.32	(0.05)	(0.15)	(0.20)	10.92
Year Ended October 31, 2008	12.67	0.19	(5.73)	(5.54)	(0.21)	(0.12)	(0.33)	6.80
Period Ended October 31, 2007(h)	10.00	0.07	2.60	2.67	–	–	–	12.67

*	Unaudited
(a)	Net investment income is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2010

40

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Institutional Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

7.36%	$22	0.95%	1.16%	1.05%	0.15%

14.44%	1,683,138	0.95%	0.83%	1.05%	0.15%
65.59%	982,836	0.95%	1.90%	1.14%	9.00%
(44.80%)	189,074	0.95%	1.80%	1.19%	13.00%
26.70%	227,686	0.95%	1.29%	1.26%	4.00%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period November 24, 2009 (commencement of operations) to April 30, 2010.
(h)	For the period May 11, 2007 (commencement of operations) to October 31, 2007.

2010 Semiannual Report

41

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Equity Institutional Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period
Institutional Service Class Shares
Period Ended April 30, 2010*(g)	$10.83	$0.09	$0.41	$0.50	$–	$–	$11.33
Institutional Class Shares
Six Months Ended April 30, 2010*	10.76	0.11	0.62	0.73	(0.16)	(0.16)	11.33
Year Ended October 31, 2009	9.26	0.22	1.55	1.77	(0.27)	(0.27)	10.76
Year Ended October 31, 2008	16.95	0.32	(7.68)	(7.36)	(0.33)	(0.33)	9.26
Year Ended October 31, 2007	13.58	0.26	3.31	3.57	(0.20)	(0.20)	16.95
Year Ended October 31, 2006	11.32	0.19	2.33	2.52	(0.26)	(0.26)	13.58
Year Ended October 31, 2005	9.73	0.16	1.75	1.91	(0.32)	(0.32)	11.32

*	Unaudited
(a)	Net investment income is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2010

42

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Equity Institutional Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

4.62%	$1	0.95%	4.43%	1.15%	20.28%

6.82%	29,910	0.95%	1.89%	1.25%	20.28%
19.65%	14,867	0.95%	2.36%	1.88%	116.59%
(44.21%)	13,451	0.95%	2.24%	1.58%	78.00%
26.56%	24,337	0.95%	1.78%	1.44%	36.00%
22.55%	30,206	0.95%	1.55%	1.41%	48.00%
19.95%	28,661	0.95%	1.55%	1.33%	55.00%

(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period February 26, 2010 (commencement of operations) to April 30, 2010.

2010 Semiannual Report

43

Notes to Financial Statements

April 30, 2010 (Unaudited)

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of April 30, 2010, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of April 30, 2010, the Trust operated twenty-one (21) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the four (4) funds listed below (each, a “Fund”; collectively, the “Funds”):

–	Aberdeen Asia Bond Institutional Fund (“Asia Bond Institutional”)
–	Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund (“Asia-Pacific (ex-Japan) Equity Institutional”)
–	Aberdeen Emerging Markets Institutional Fund (“Emerging Markets Institutional”)
–	Aberdeen International Equity Institutional Fund (“International Equity Institutional”)

Emerging Markets Institutional is a newly organized fund that was created to acquire the assets and liabilities of the corresponding share classes of the SEI Advisor’s Inner Circle Fund II (the “Advisor’s Predecessor Fund”) effective November 24, 2009. For financial statement purposes, the Advisor’s Predecessor Fund is considered the accounting survivor of the reorganization and accordingly, certain financial history of the Advisor’s Predecessor Fund is included in the Emerging Markets Institutional’s financial statements.

The Asia-Pacific (ex-Japan) Equity Institutional Fund is a newly created series of the Aberdeen Funds, which commenced operations on November 16, 2009.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees. In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers. Short-term debt securities of sufficient credit quality such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates fair value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. In addition, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time. Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

Semiannual Report 2010

44

Notes to Financial Statements (continued)

April 30, 2010 (Unaudited)

The Fund’s equity securities that are traded on a foreign exchange or market which closes prior to the Fund’s Valuation Time are fair valued by an independent pricing service. The fair value of each such security generally is calculated by applying a valuation factor provided by the independent pricing service to the last sales price for that security. If the pricing service is unable to provide a fair value for a security, the security will continue to be valued at the last sale price at the close of the exchange on which it is principally traded, subject to adjustment by the Fund’s Pricing Committee. When the fair value prices are utilized, the value assigned to the foreign securities may not be quoted or published prices of the securities on their primary markets.

In accordance with Accounting Standards Codifications 820 “Fair Value Measurements and Disclosures” (“ASC 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. The valuation techniques utilized by the Funds maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

• Level 1—quoted prices in active markets for identical assets

• Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3—significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each of the Funds’ investments as of April 30, 2010:

	LEVEL 1—Quoted Prices ($)*	LEVEL 2—Other Significant Observable Inputs ($)*	Total ($)
Aberdeen Asia Bond Institutional Fund
Investments in Securities
Credit-Linked Notes	–	44,957,140	44,957,140
Eurodollar Bonds	–	115,942,012	115,942,012
Residential Mortgaged Backed Securities	–	4,808,127	4,808,127
Sovereign Agency	–	3,553,472	3,553,472
Sovereign Bonds	–	233,509,132	233,509,132
Other Financial Instruments
Forward Foreign Currency Contracts	–	6,461,743	6,461,743
Futures Contracts	(18,117)	–	(18,117)
Swaps	–	(2,683,865)	(2,683,865)

	(18,117)	406,547,761	406,529,644

Aberdeen Asia-Pacific (Ex-Japan) Equity Institutional Fund
Investments in Securities
Common Stocks
Commercial Banks	21,260	19,483,244	19,504,504
Construction Materials	35,781	4,474,204	4,509,985
Information Technology Services	41,317	3,458,099	3,499,416
Metals & Mining	3,938,927	2,366,329	6,305,256
All Other	–	61,070,801	61,070,801
Preferred Stock
Semiconductors & Semiconductor Equipment	–	3,823,890	3,823,890
Repurchase Agreements	–	4,628,000	4,628,000

	4,037,285	99,304,567	103,341,852

2010 Semiannual Report

45

Notes to Financial Statements (continued)

April 30, 2010 (Unaudited)

	LEVEL 1—Quoted Prices ($)*	LEVEL 2—Other Significant Observable Inputs ($)*	Total ($)
Aberdeen Emerging Markets Institutional Fund
Investments in Securities
Common Stock
Beverages	47,661,310	–	47,661,310
Commercial Banks	63,997,288	200,474,812	264,472,100
Energy Equipment & Services	33,101,211	–	33,101,211
Food & Staples Retailing	21,437,719	98,456,142	119,893,861
Household Durables	2,393,773	–	2,393,773
Multiline Retail	22,232,355	–	22,232,355
Oil, Gas & Consumable Fuels	44,140,600	84,667,114	128,807,714
Pharmaceuticals	39,987,610	55,796,182	95,783,792
Real Estate Management & Development	20,018,374	99,888,618	119,906,992
Software	24,862,760	–	24,862,760
Tobacco	30,498,791	–	30,498,791
Transportation Infrastructure	22,910,760	–	22,910,760
All Other	–	430,986,979	430,986,979
Preferred Stocks
Commercial Banks	53,398,436	–	53,398,436
Metals & Mining	63,669,060	–	63,669,060
Oil, Gas & Consumable Fuels	101,115,995	–	101,115,995
All Other	–	67,118,954	67,118,954
Repurchase Agreements	–	46,618,000	46,618,000

	591,426,042	1,084,006,801	1,675,432,843

Aberdeen International Equity Institutional Fund
Investments in Securities
Common Stocks
Energy Equipment & Services	840,627	–	840,627
Metals & Mining	780,549	540,299	1,320,848
Road & Rail	442,980	–	442,980
All Other	–	23,586,258	23,586,258
Preferred Stocks
Commercial Banks	310,954	–	310,954
Oil, Gas & Consumable Fuels	732,242	–	732,242
All Other	–	1,119,386	1,119,386

	3,107,352	25,245,943	28,353,295

Amounts listed as “–” are $0 or round to $0.

*	At April 30, 2010, there were no significant transfers in or out of Level 1 or Level 2 fair value measurements.

There were no Level 3 securities held in the Funds during the six months ended April 30, 2010. For detailed industry descriptions, see the accompanying Statements of Investments.

For the six months ended April 30, 2010, there have been no significant changes to the fair valuation methodologies.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements. It is the Funds’ policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If

Semiannual Report 2010

46

Notes to Financial Statements (continued)

April 30, 2010 (Unaudited)

the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited.

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange as of Valuation Time to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Derivative Financial Instruments

The Funds are authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate or as a substitute for physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“Forward Contract”) involves an obligation to purchase and sell a specific currency at a future date at a price set at the time of the contract. Forward Contracts are used to manage a Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure from holding securities in a market, or to buy currency where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. Their use allows the separation of decision making between markets and currencies. The Forward Contract is marked-to-market and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These unrealized and realized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates.

Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities or securities that the Funds intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish those Fund’s positions may not exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contract it has entered into.

Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (“initial margin deposit”). Subsequent payments, known as “variation margins,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value/market value of the underlying hedged assets.

Swaps

Certain Funds enter into swaps to efficiently gain or hedge interest rate or currency risk in the Fund. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. The Funds will enter into swaps only on a net basis, which means that the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Funds, and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of

2010 Semiannual Report

47

Notes to Financial Statements (continued)

April 30, 2010 (Unaudited)

each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. The Funds record unrealized gains or losses on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains or losses. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts. Realized gains and losses from terminated swaps are included in net realized gains/losses on swap contracts transactions.

Certain Funds are party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the counter derivative and foreign exchange contracts, entered into by the Funds and the counterparty.

The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

Summary of Derivative Instruments

The Funds have adopted Accounting Standards Codification 815, “Disclosure about Derivative Instruments and Hedging Activities.” The following is a summary of the fair value of Derivative Instruments, not accounted for as hedging instruments, as of April 30, 2010:

Each Fund may use derivatives for various purposes. The following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds:

Fair Values of Derivative Instruments as of April 30, 2010

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Forward foreign currency contracts
Foreign exchange risk
Asia Bond Institutional Fund	Unrealized appreciation on forward foreign currency contracts	$8,053,766	Unrealized depreciation on forward foreign currency contracts	$1,592,023

Futures contracts
Market Risk
Asia Bond Institutional Fund	Net unrealized appreciation on futures contracts	$759,547*	Net unrealized depreciation on futures contacts	$777,664*

Swaps
Interest rate risk
Asia Bond Institutional Fund	Unrealized appreciation on open swap contracts	$1,207,452	Unrealized depreciation on open swap contracts	$3,427,694
Currency risk
Asia Bond Institutional Fund	Unrealized appreciation on swap contracts	$797,385	Unrealized depreciation on swap contracts	$1,261,008

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Semiannual Report 2010

48

Notes to Financial Statements (continued)

April 30, 2010 (Unaudited)

The effect of derivative instruments on the Statement of Operations for the six months ended April 30, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Operations

Derivatives not accounted for as hedging instruments and risk exposure	Location of Gain/(Loss) on Derivatives Recognized in Operations	Amount
Forward foreign exchange contracts
Foreign exchange risk
Asia Bond Institutional Fund	Realized gain/loss on foreign currency transactions	$12,347,025
Futures contracts
Market Risk
Asia Bond Institutional Fund	Realized gain on futures transactions	$770,581
Swaps
Interest rate risk
Asia Bond Institutional Fund	Realized loss on swap transactions	$925,278
Currency risk
Asia Bond Institutional Fund	Realized loss on swap transactions	$(1,428,161)

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Operations

Derivatives not accounted for as hedging instruments and risk exposure	Amount
Forward foreign exchange contracts
Foreign exchange risk
Asia Bond Institutional Fund	$3,247,711
Futures contracts
Market Risk
Asia Bond Institutional Fund	$729,287
Swaps
Interest rate risk
Asia Bond Institutional Fund	$(1,389,576)
Currency risk
Asia Bond Institutional Fund	$(10,692,730)

Amounts listed as “–” are zero.

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity for the six months ended April 30, 2010.

The Funds value derivatives at fair value, as described in this note, and recognize changes in fair value currently in the results of operations. Accordingly, the Funds do not follow hedge accounting even for derivates employed as economic hedges.

(e)	Credit-Linked Notes

The Asia Bond Institutional Fund may invests in credit-linked securities, which are unstructured, unleveraged pass-through vehicles to an underlying security denominated in a local currency, used for the purposes of efficiently managing access to the market and interest rate risk. For instance, the Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par value (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive. The Fund’s investments in these instruments are

2010 Semiannual Report

49

Notes to Financial Statements (continued)

April 30, 2010 (Unaudited)

indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the Securities Act of 1933. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

(f)	Security Transactions and Investment Income

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date; interest income is recorded on an accrual basis using the effective interest method. Expenses are recorded on an accrual basis.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually for all Funds, except Asia Bond Institutional which are declared and paid quarterly. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. Permanent differences, if any (e.g., reclassification of net operating losses, return of capital distributions, foreign exchange gain/loss reclassifications and passive foreign investment company adjustments) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in capital.

(h)	Federal Income Taxes

Each Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s taxable years, 2005 to 2009, remain subject to examination by the Internal Revenue Service.

(i)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all or certain Funds of the Trust. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

(j)	Earnings Credits

The Funds’ custodial arrangements include a provision to reduce their custodial fees by the amount of earnings credits recognized on cash deposits in demand deposit accounts.

3. Agreements and Transaction with Affiliates

(a)	Investment Adviser

Under the current Investment Advisory Agreement with the Trust, Aberdeen Asset Management, Inc. (“Aberdeen” or the “Adviser”) will manage the Funds in accordance with the policies and procedures established by the Board of Trustees. In addition, Aberdeen provides investment management evaluation services in initially selecting subadvisers, allocating some or all of a Fund’s assets to the

Semiannual Report 2010

50

Notes to Financial Statements (continued)

April 30, 2010 (Unaudited)

subadvisers to manage, and monitoring, on an ongoing basis, the performance of the subadvisers, if applicable. The Subadviser for each Fund is as follows:

Fund	Subadviser
Asia Bond Institutional	Aberdeen Asset Management Asia Limited (“AAMAL”) and Aberdeen Asset Management Investment Services Limited (“AAMISL”)
Asia-Pacific (ex-Japan) Equity Institutional	AAMAL*
Emerging Markets Institutional	AAMAL and AAMISL**
International Equity Institutional	AAMAL and AAMISL

*	Effective November 16, 2009, the commencement date of the Fund.
**	Effective November 23, 2009, the commencement date of the Fund.

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee paid monthly based on that Fund’s average daily net assets. The Funds paid management fees to Aberdeen according to the following schedule:

Fund	Fee Schedule
Asia Bond Institutional	On all assets	0.50%
Asia-Pacific (ex-Japan) Equity Institutional	On all assets	1.00%
Emerging Markets Institutional	On all assets	0.90	%***
International Equity Institutional	On all assets	0.80%

***	The Advisor’s Predecessor Fund was also managed by Aberdeen before it’s reorganization on November 23, 2009. The Advisor’s Predecessor Fund paid Aberdeen a monthly fee based on average daily net assets of the Advisor’s Predecessor Fund. The contractual management fee paid by the Advisor’s Predecessor Fund to Aberdeen is identical to the contractual management fee paid by Emerging Markets Institutional to the Adviser. For the period November 1, 2009 to November 22, 2009, the Advisor’s Predecessor Fund paid $537,063 to Aberdeen in management fees.

Aberdeen entered into a written contract (“Expense Limitation Agreement”) on February 28, 2009 with the Trust on behalf of the Funds that is effective through the dates listed below, and can only be terminated by the Board of Trustees. The Expense Limitation Agreement limits operating expenses (excluding any interest, taxes, brokerage fees, short sale dividend expenses, acquired fund fees and expenses and administrative services fees) from exceeding the amounts listed below:

Fund	Effective Through	Institutional Service Class Shares		Institutional Shares
Asia Bond Institutional	7/20/11	0.65%		0.65%
Asia-Pacific (ex-Japan) Equity Institutional	2/28/11	1.25	%*	1.25	%*
Emerging Markets Institutional	11/23/11	0.95	%**	0.95	%**
International Equity Institutional	7/20/11	0.95%		0.95%

*	Effective November 16, 2009.
**	Effective November 23, 2009. The Advisor had also contractually agreed to limit the expenses of the Advisor’s Predecessor Fund to 0.95% for the period through November 22, 2009.

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis (the “Reimbursement Requirements”). Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

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51

Notes to Financial Statements (continued)

April 30, 2010 (Unaudited)

As of April 30, 2010, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen, would be:

Fund	Amount Fiscal Year 2009 (Expires 10/31/12)		Amount Six Months Ended April 30, 2010 (Expires 10/31/13)		Total
Asia Bond Institutional	$47,632	*	$61,085		$108,717
Asia-Pacific (ex-Japan) Equity Institutional	N/A		9,796	**	12,817
Emerging Markets Institutional(a)	N/A		622,390	***	622,390
International Equity Institutional	26,644	*	35,903		62,547

*	Expenses waived or reimbursed under the terms of the Expense Limitation Agreement during the period July 20, 2009 to October 31, 2009.
**	Expenses waived or reimbursed under the terms of the Expense Limitation Agreement during the period November 16, 2009 to April 30, 2010.
***	Expenses waived or reimbursed under the terms of the Expense Limitation Agreement during the period November 23, 2009 to April 30, 2010.

(a)	For the period November 1, 2009 through November 22, 2009, the Predecessor fund received voluntary fee waivers totaling $37, 285. These amounts are not subject to future repayment by the funds.

(b)	Fund Administration

Under the terms of the Fund Administration agreement during the reporting period, Aberdeen will provide various administrative and accounting services, including daily valuation of the Fund’s shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. For Fund Administration, the Funds will pay Aberdeen a combined annual fee based on the Trust’s average daily net assets as set forth in the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each Fund and are paid to Aberdeen.

Combined Fee Schedule*
Up to $500 million	0.045%
$500 million up to $2 billion	0.03%
$2 billion or more	0.015%

*	The asset-based fees are subject to an annual minimum fee.

Prior to November 23, 2009, the Administrator of the Advisor’s Predecessor Fund was SEI Investments Global Fund Services. SEI Investments Global Fund Services provided management and administrative services to the Advisor’s Predecessor Fund at an annual rate of:

Up to $250 million	0.10%
$250 million up to $500 million	0.09%
$500 million or more	0.085%

In addition, the Advisor’s Predecessor Fund was subject to a minimum annual administration fee of $125,000 and a minimum fee of $15,000 per additional class.

(c)	Distributor

The Trust and Aberdeen Fund Distributors LLC, (the “Distributor” or “AFD”) are parties to the current Underwriting Agreement, (the “Underwriting Agreement”) whereby the Distributor will act as principal underwriter for the Trust’s shares.

4. Short-Term Trading Fees

The Funds assess a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within 90 calendar days of purchase (within 30 calendar days for Asia Bond Institutional). The redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

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52

Notes to Financial Statements (continued)

April 30, 2010 (Unaudited)

For the six months ended April 30, 2010, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Institutional Class Shares	Institutional Service Class Shares
Asia Bond Institutional	$226	$–	*
Asia-Pacific (ex-Japan) Equity Institutional**	1,416	–
Emerging Markets Institutional	36,542	2	***
International Equity Institutional	353	–	****

*	Amounts shown are for the period January 5, 2010 to April 30, 2010.
**	Amounts shown are for the period November 16, 2009 to April 30, 2010.
***	Amount shown is for the period November 24, 2009 to April 30, 2010.
****	Amounts shown are for the period February 26, 2010 to April 30, 2010.

5. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2010, were as follows:

Fund	Purchases	Sales
Asia Bond Institutional	$223,698,343	$46,573,469
Asia-Pacific (ex-Japan) Equity Institutional	92,694,714	641,945
Emerging Markets Institutional	534,086,541	1,800,471
International Equity Institutional	16,761,621	4,598,529

6. Portfolio Investment Risks

(a)	Credit and Market Risk

Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Funds’ investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Funds.

(b)	Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

7. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

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53

Notes to Financial Statements (continued)

April 30, 2010 (Unaudited)

8. New Accounting Pronouncements

In January 2010, Financial Accounting Standards Board issued Accounting Standards Update 2010-06 (“ASU 2010-06”) to ASC 820-10, “Fair Value Measurements and Disclosures—Overall”. The amendment requires the disclosure of input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. In addition, transfers between all levels must be disclosed on a gross basis including the reason(s) for the transfer(s). Purchases, sales, issuances, and settlements in the Level 3 rollforward must be disclosed on a gross basis. The amendment is effective for interim and annual reporting periods beginning after December 15, 2009, while disclosures about purchases, sales, issuances, and settlements in the Level 3 rollforward of activity is effective for interim and fiscal periods beginning after December 15, 2010. The Trust has adopted a policy of recognizing significant transfers between Level 1 and Level 2 at the reporting period end.

9. Federal Tax Information

As of April 30, 2010, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Asia Bond Institutional	$391,314,633	$13,965,238	$(2,509,988)	$11,455,250
Asia-Pacific (ex-Japan) Equity Institutional	96,681,611	6,949,886	(289,645)	6,660,241
Emerging Markets Institutional	1,353,104,741	329,235,230	(6,907,128)	322,328,102
International Equity Institutional	27,081,403	1,984,443	(712,551)	1,271,892

The tax character of distributions paid during the fiscal year ended October 31, 2009, was as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Asia Bond Institutional	$–	$–	$–	$–	8,678,602	$8,678,602
Emerging Markets Institutional	2,948,237	5,016,962	7,965,199	–	–	7,965,199
International Equity Institutional	393,187	–	393,187	–	–	393,187

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54

Notes to Financial Statements (continued)

April 30, 2010 (Unaudited)

As of October 31, 2009, the components of accumulated earnings (deficit) on a tax basis was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings (Deficit)
Asia Bond Institutional	$–	$–	$–	$–	$(18,035,525)	$3,639,088	$(14,396,437)
Emerging Markets Institutional	21,840,265	–	–	–	(6,078,888)	155,198,046	170,959,423
International Equity Institutional	352,442	–	352,442	–	(75,159,575)	713,022	(74,094,111)

*	As of October 31, 2009, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the treasury regulations:

Fund	Amount		Expires
Asia Bond Institutional	$14,596,814		2016
Asia Bond Institutional	3,438,711		2017
Emerging Markets Institutional	6,078,888		2017
International Equity Institutional	2,216,225	***	2010
International Equity Institutional	70,935,222		2010
International Equity Institutional	118,080		2016
International Equity Institutional	1,890,048		2017

**	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to: tax deferral of losses on wash sales; the difference between book and tax amortization methods for premium and market discount.
***	Amounts subject to IRC 382 Limitation.

Amounts designated as “–“ are $0 or round to $0.

10. Significant Shareholders

As of April 30, 2010, shareholders of Aberdeen Funds which are considered significant shareholders for financial reporting purposes are as follows:

Fund	Ownership %	Account Owner
Asia Bond Institutional	86.1%	Genworth Financial Trust Co.
	13.4	Pershing LLC
Asia-Pacific (ex-Japan) Equity Institutional	98.2	Strafe Co.
Emerging Markets Institutional	13.7	Mac & Co.
	13.5	National Financial Services LLC
International Equity Institutional	10.2	Aberdeen Optimal Moderate
	48.3	Board of Gen Employees
	13.3	National Financial Services LLC

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financials statements were issued. Based on this evaluation, no adjustments were required to the Financial Statements as of April 30, 2010.

Effective June 1, 2010, State Street Bank and Trust Company became Sub-Administrator, Fund Accounting Agent and Custodian to the Aberdeen Funds. Citi Fund Services Ohio, Inc. remained the Funds’ Transfer Agent pursuant to a Services Agreement.

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55

Notes to Financial Statements (concluded)

April 30, 2010 (Unaudited)

Subsequent Event Note:

Also, effective June 1, 2010, the administration fee schedule payable to Aberdeen Asset Management Inc. changed to the following:

Assets	Percentage of Net Assets
$0 – $500 million	0.065%
$500 million – $2 billion	0.045%
Over $2 billion	0.020%

Effective upon close of business Friday July 9, 2010, the Pacific Capital New Asia Growth Fund, Pacific Capital International Stock Fund and Pacific Capital Small Cap Fund will be reorganized into the Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund, Aberdeen International Equity Institutional Fund and Aberdeen Small Cap Fund, respectively.

Upon completion of the reorganizations, the Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund and Aberdeen Small Cap Fund will be considered the accounting survivors and will maintain their current fiscal period end of October 31. The Pacific Capital International Stock Fund will be considered the accounting survivor following the reorganization with Aberdeen International Equity Institutional Fund and therefore the Aberdeen International Equity Institutional Fund will assume the July 31 fiscal year end of the Pacific Capital International Stock Fund. As a result, shareholders of the Aberdeen International Equity Institutional Fund will receive an audited shareholder report as of July 31, 2010. The Aberdeen International Equity Institutional Fund will ultimately change its fiscal year end to October 31 and shareholders will also receive an audited shareholder report as of October 31, 2010.

12. Change in Independent Registered Public Accounting Firm (Unaudited)

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, an independent registered public accounting firm, was the independent registered public accounting firm for the Funds for the fiscal year ended October 31, 2008. At the meetings held on June 9, 2009, the Audit Committee and the Board of Trustees engaged KPMG LLP to replace PwC as the independent registered public accounting firm for the Trust.

The report of the financial statements, previously issued by PwC for the Funds for the fiscal year ended October 31, 2008 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal year ended October 31, 2008 and through the date of the auditor change, there were no disagreements between the Funds and PwC on any matters of accounting principles or practices, financial statement disclosures, auditing scope or procedures, or any other matter which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with the issuance of PwC’s reports on the financial statements of such period.

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56

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2009 and continued to hold your shares at the end of the reporting period, April 30, 2010.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Actual Expense Example of a $1,000 investment April 30, 2010		Beginning Account Value, 11/01/09	Ending Account Value, 04/30/10	Expenses Paid During Period*	Annualized Expense Ratio**
Aberdeen Asia Bond Institutional Fund	Institutional Service Class[1]	$1,000.00	$1,072.40	$2.16	0.65%
	Institutional Class	$1,000.00	$1,104.40	$3.39	0.65%
Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund	Institutional Service Class[1]	$1,000.00	$1,035.00	$5.75	1.25%
	Institutional Class[1]	$1,000.00	$1,035.00	$5.75	1.25%
Aberdeen Emerging Markets Institutional Fund	Institutional Service Class[1]	$1,000.00	$1,073.60	$4.26	0.95%
	Institutional Class	$1,000.00	$1,144.40	$5.05	0.95%
Aberdeen International Equity Institutional Fund	Institutional Service Class[1]	$1,000.00	$1,046.20	$1.73	0.95%
	Institutional Class	$1,000.00	$1,068.20	$4.87	0.95%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
[1]

Information shown reflects values using expense ratios and rates of return from January 4, 2010 (commencement of operations), November 17, 2009 (commencement of operations), November 24, 2009 (commencement of operations) and February 25, 2010 (commencement of operations) for Aberdeen Asia Bond Institutional Fund, Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund, Aberdeen Emerging Markets Institutional Fund and Aberdeen International Equity Institutional Fund, respectively, to April 30, 2010.

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57

Shareholder Expense Examples (Unaudited) (concluded)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Hypothetical Expense Example of a $1,000 investment[1] April 30, 2010		Beginning Account Value, 11/01/2009	Ending Account Value, 04/30/2010	Expenses Paid During Period*	Annualized Expense Ratio**
Aberdeen Asia Bond Institutional Fund	Institutional Service Class[2]	$1,000.00	$1,021.57	$3.26	0.65%
	Institutional Class	$1,000.00	$1,021.57	$3.26	0.65%
Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund	Institutional Service Class[3]	$1,000.00	$1,018.60	$6.26	1.25%
	Institutional Class[3]	$1,000.00	$1,018.60	$6.26	1.25%
Aberdeen Emerging Markets Institutional Fund	Institutional Service Class[4]	$1,000.00	$1,020.08	$4.76	0.95%
	Institutional Class	$1,000.00	$1,020.08	$4.76	0.95%
Aberdeen International Equity Institutional Fund	Institutional Service Class[5]	$1,000.00	$1,020.08	$4.76	0.95%
	Institutional Class	$1,000.00	$1,020.08	$4.76	0.95%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
[1]	Represents the hypothetical 5% return before expenses.
[2]

Information shown reflects values using expense ratios from January 4, 2010 (commencement of operations) to April 30, 2010 and has been adjusted to reflect the values for the period from November 1, 2009 to April 30, 2010.

[3]

Information shown reflects values using expense ratios from November 17, 2009 (commencement of operations) to April 30, 2010 and has been adjusted to reflect the values for the period from November 1, 2009 to April 30, 2010.

[4]

Information shown reflects values using expense ratios from November 24, 2009 (commencement of operations) to April 30, 2010 and has been adjusted to reflect the values for the period from November 1, 2009 to April 30, 2010.

[5]

Information shown reflects values using expense ratios from February 26, 2010 (commencement of operations) to April 30, 2010 and has been adjusted to reflect the values for the period from November 1, 2009 to April 30, 2010.

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58

Supplemental Information (Unaudited)

Board Approval of the New Advisory and Sub-advisory Agreements

Aberdeen Emerging Markets Institutional Fund

Aberdeen Emerging Markets Institutional Fund (the “Fund”) is an investment portfolio of Aberdeen Funds (the “Trust”) created as a shell portfolio without assets in order to facilitate the reorganization of Aberdeen Emerging Markets Fund (the “Predecessor Fund”), a series of Advisors Inner Circle Fund II, into the Fund. The Board of Trustees, including the Independent Trustees, considered matters that had a bearing on the Trustees’ consideration of the Fund’s proposed advisory agreement with Aberdeen Asset Management Inc. (“AAMI”) and proposed investment sub-advisory agreements among the Trust on behalf of the Fund, AAMI and each of Aberdeen Asset Management Asia Limited (“AAMAL”) and Aberdeen Asset Management Investment Services Limited (“AAMISL”) (the “Agreements”) at most of its meetings throughout the year. AAMAL and AAMISL are affiliates of AAMI and are sometimes referred to as the “Sub-Advisers.” AAMI and the Sub-Advisers are sometimes referred to collectively as the “Advisers.” At its meeting in June 2009, the Board of Trustees considered establishing the Fund and approving the Agreements in advance of the proposed reorganization of the Predecessor Fund into the Fund. The Fund has the identical investment strategy and restrictions as the Predecessor Fund, which was not overseen by the Trustees of the Trust.

In connection with the contract review meetings, the Trustees receive materials that AAMI believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Predecessor Fund and the performance of peer groups of funds and the Predecessor Fund’s performance benchmarks, (ii) information on the Fund’s advisory fee and other expenses, including information comparing the Fund’s proposed expenses to those of a peer group of funds and information about any applicable expense caps and fee “breakpoints,” (iii) information about the expected profitability of the Agreements to the Advisers, (iv) information obtained through the completion of a questionnaire by AAMI and the Sub-Advisers (the Trustees are consulted as to the information requested through that questionnaire) and (v) a memorandum from counsel on the responsibilities of the Board of Trustees in considering for approval the investment advisory and investment sub-advisory arrangements under the Investment Company Act of 1940 and Delaware law. The Board of Trustees, including the Independent Trustees, also considers other matters such as (i) the Advisers’ financial results and financial condition, (ii) the Fund’s investment objective and strategies and the education, experience and number of personnel on the Advisers’ investment staffs and their use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Fund’s shares and the related costs, (iv) the procedures employed to determine the value of the Fund’s assets, (v) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance by other funds of the Trust with, the investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Fund’s portfolio managers in the Predecessor Fund or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from AAMI and the Sub-Advisers.

In addition to the materials requested by the Trustees in connection with their consideration of the approval of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the investment performance and net sales of each fund in the Trust. This information generally includes, among other things, third-party performance rankings from two providers for various periods comparing each fund against its peer group, total return information for various periods, and details of sales and redemptions of fund shares for the period. A member of the portfolio management team makes periodic presentations to the Board of Trustees, and if a Fund is identified as presenting possible performance concerns it may be subject to more frequent Board presentations and reviews.

The Board of Trustees, including the Independent Trustees, approved the Agreements at their meeting held in June 2009. The Agreements were approved for a two-year period from the date of execution. In considering whether to approve the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included the factors listed below.

The nature, extent and quality of the services to be provided to the Fund under the Agreements. The Trustees considered the nature, extent and quality of the services to be provided by AAMI and the Sub-Advisers to the Fund and the resources dedicated to the Fund by AAMI and its affiliates. They considered the need for AAMI and the Sub-Advisers to offer competitive compensation in order to attract and retain capable personnel.

The Trustees considered not only the advisory services to be provided by the AAMI to the Fund, but also the administrative services to be provided by AAMI to the Fund under the advisory agreement.

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Supplemental Information (Unaudited) (continued)

The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services. In this regard, they noted that shareholders of the Fund will have the benefits of owning a Fund that is part of the Aberdeen Funds family, which they did not have as shareholders of the Predecessor Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the nature, extent and quality of services to be provided supported the approval of the Agreements.

Investment performance of the Predecessor Fund and the Advisers. The Trustees received information about the performance of the Predecessor Fund over various time periods, including information which compared the performance of the Predecessor Fund to the performance of peer groups of funds and the Predecessor Fund’s performance benchmark. The Trustees noted that the Fund was proposed to have the identical investment strategy and restrictions and the same portfolio management team as the Predecessor Fund.

The Trustees noted that the Predecessor Fund’s performance was first in a peer group of 318 funds for the 1-year period ended March 31, 2009. The Trustees also considered AAMI’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of AAMI to Trustee concerns about performance and the willingness of AAMI to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the performance of the Predecessor Fund and AAMI supported the approval of the Agreements.

The costs of the services to be provided and profits expected to be realized by the Adviser and its affiliates from their relationships with the Fund. The Trustees considered the fees proposed to be charged to the Fund for advisory services as well as the expected total expense level of the Fund. This information included comparisons (provided both by management and also by an independent third party) of the Fund’s advisory fee and expected total expense level to those of its peer group and information about the advisory fees charged by AAMI to separately managed accounts with a similar strategy, the Predecessor Fund, and a fund of the Trust with a similar strategy. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences in the shareholder base of the funds with a similar strategy and the greater regulatory costs associated with the management of mutual fund assets. In evaluating the Fund’s advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund. The Trustees noted that the Predecessor Fund had the lowest net expense ratio of its peer group and that management had agreed to cap total expenses of the Fund at current expense levels of the Predecessor Fund for two years following the reorganization of the Predecessor Fund into the Fund.

The Trustees also considered the compensation directly or indirectly expected to be received by AAMI and its affiliates from their relationships with the Fund. The Trustees reviewed information provided by management as to the expected profitability of AAMI and its affiliates’ relationships with the Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue, the performance of the Predecessor Fund, the estimated expense levels of the Fund, and whether the adviser had implemented breakpoints and/or expense caps with respect to the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the advisory fee to be charged to each Fund was fair and reasonable, and that the costs of these services generally and the related estimated profitability of AAMI and its affiliates in respect of their relationships with the Fund supported the approval of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by AAMI and the Sub-Advisers and whether those economies would be shared with the Fund through breakpoints in the investment advisory fee or other means, such as expense waivers or caps. The Trustees noted that the Fund would be subject to an expense cap for two years following the date of the reorganization of the Predecessor Fund into the Fund. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the estimated profitability to AAMI and its affiliates of their relationships with the Fund, as discussed above.

After reviewing these and related factors, the Trustees considered, within the context of their overall conclusions regarding the Agreements, that the extent to which economies of scale were shared with the Fund supported the approval of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of recent market and economic turmoil on the performance, asset levels and expense ratios of the Predecessor Fund.
•

whether the funds of the Trust have operated in accordance with their investment objectives and the funds’ record of compliance with their investment restrictions, and the compliance programs of the Trust and AAMI. They also considered the compliance-related resources AAMI and its affiliates were expected to provide to the Fund.

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Supplemental Information (Unaudited) (continued)

•	the nature, quality, cost and extent of administrative services to be performed by AAMI under the Agreements and under a separate agreement covering administrative services.
•

so-called “fallout benefits” to AAMI, such as the engagement of affiliates of AAMI to provide distribution and administrative services to the Fund, and the benefits of research made available to AAMI by reason of brokerage commissions generated by the Fund’s securities transactions. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the Agreement should be approved for an initial two-year period.

Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund

Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund (the “Fund”) is a new investment portfolio of Aberdeen Funds (the “Trust”). At an in-person meeting of the Board of Trustees (the “Board”) of the Trust held in September, 2009, the Board of Trustees, including all of the Trustees who are not considered to be “interested persons” as such term is defined under the Investment Company Act of 1940, as amended, of the Fund (“Independent Trustees”), considered and approved the proposed advisory agreement with Aberdeen Asset Management Inc. (“AAMI”) with respect to the Fund and the investment sub-advisory agreement among the Trust on behalf of the Fund, AAMI and Aberdeen Asset Management Asia Limited (“AAMAL”) (collectively, “Agreements”). AAMAL is an affiliate of AAMI and is sometimes referred to as the “Sub-Adviser.” AAMI and the Sub-Adviser are sometimes referred to collectively as the “Advisers.”

In connection with contract review meetings, the Trustees receive a variety of information provided by the Advisers relating to the Fund, the Agreements and the Advisers, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of services to be provided by the Advisers under their respective Agreements. The materials provided to the Board generally include, among other items, (i) information on the Fund’s advisory fee and other expenses, including information comparing the Fund’s proposed expenses to those of a peer group of funds and information about any applicable expense caps and fee “breakpoints,” (ii) information about the expected profitability of the Agreements to the Advisers, (iii) a report prepared by the Advisers in response to a request submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees and (iv) a memorandum from counsel on the responsibilities of the Board of Trustees in considering for approval the investment advisory and investment sub-advisory arrangements under the Investment Company Act of 1940 and Delaware law. The Board of Trustees, including the Independent Trustees, also considers other matters such as (i) the Advisers’ financial results and financial condition, (ii) the Fund’s investment objective and strategies and the Advisers’ investment personnel and operations, (iii) arrangements relating to the distribution of the Fund’s shares and the related costs, (iv) the procedures employed to determine the value of the Fund’s assets, (v) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance by other funds of the Trust with, the investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (vii) possible conflicts of interest. The Board also considers the nature, extent and quality of the services to be provided to the Fund by AAMI’s affiliates. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from AAMI and the Sub-Adviser.

In addition to the materials requested by the Trustees in connection with their consideration of the approval of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide information relating to the services provided by the Advisers, including detailed information about investment performance. This information generally includes, among other things, third-party performance rankings for various periods comparing each fund against its peer group, total return information for various periods, and details of sales and redemptions of fund shares for the period. The Board also receives periodic presentations from the portfolio management team in connection with the performance of the funds in the Trust.

At the meeting held in September 2009, the Agreements were approved for an initial two-year period. The Independent Trustees were advised by separate independent legal counsel throughout the process. The Independent Trustees also consulted in executive sessions with counsel to the Independent Trustees regarding consideration of the approval of the Agreements. In considering whether to approve the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included the factors listed below.

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Supplemental Information (Unaudited) (continued)

The nature, extent and quality of the services to be provided to the Fund under the Agreements. The Trustees considered the nature, extent and quality of the services to be provided by AAMI and the Sub-Adviser to the Fund and the resources dedicated to the Fund by AAMI and its affiliates. The Board considered, among other things, the Advisers’ investment experience, including the growth and development of their Far East operations as well as the Aberdeen Group’s global investment management activities, including in emerging markets, and the Aberdeen Group’s growth in Australia. The Board also considered the background and experience of the Advisers’ senior management personnel and the qualifications, background and responsibilities of the portfolio managers that would be primarily responsible for the day-to-day portfolio management services for the Fund. The Board also considered the allocation of responsibilities among the Advisers. The Trustees considered not only the advisory services to be provided by AAMI to the Fund, but also the administrative services to be provided by AAMI to the Fund under the advisory agreement. AAMI’s role in coordinating the activities of the Trust’s other service providers was also considered. The Board also considered that it receives information on a regular basis from the Fund’s Chief Compliance Officer regarding the Advisers’ compliance policies and procedures. The Board was also mindful of the Advisers’ focus on the monitoring of the performance of the funds in the Trust and in addressing performance matters. The Board also took into account its familiarity with management through Board meetings, discussion and reports during the preceding year in connection with the other funds in the Trust.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the nature, extent and quality of services to be provided supported the approval of the Agreements.

Comparable Performance of the Advisers. The Trustees received information about the performance of a comparable private placement fund managed by the Advisers (“comparable fund”) over various time periods, including information which compared the performance of such fund to the performance of a peer group of comparable funds and the Fund’s benchmark. The Trustees noted that the Fund was proposed to have a similar investment strategy and the same portfolio management team as the comparable fund.

The Trustees noted that the comparable fund generally performed at or above the median of the peer group provided for the 3- month, 1- year, and 3- year periods ended June 30, 2009. The Trustees also considered that the comparable fund outperformed its benchmark, the MSCI Asia Pacific ex-Japan Index for the 3- month, 1- year, and 3- year periods ended June 30, 2009. The Trustees also considered AAMI’s and the Sub-Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of AAMI to Trustee questions about performance and the willingness of AAMI and the Sub-Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the performance of the comparable fund and AAMI supported the approval of the Agreements.

The costs of the services to be provided and profits expected to be realized by the Advisers and their affiliates from their relationships with the Fund. The Trustees considered the fees proposed to be charged to the Fund for advisory services as well as the expected total expense level of the Fund. This information included comparisons (provided both by management and also by an independent third party) of the Fund’s advisory fee and expected total expense level to those of all funds in the Pacific-Asia ex. Japan Stock Morningstar category (“Expense Group”) and information about the advisory fees charged by AAMI to the comparable fund and to similar segregated accounts. In considering the fees charged to the comparable fund and the segregated accounts, the Trustees considered, among other things, management’s discussion of the differences required to manage the different types of accounts. In evaluating the Fund’s advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund.

The Trustees considered that the Fund’s proposed management fee was at the median of the Expense Group. The Trustees further considered that the Fund’s estimated total expenses were below the median of the Expense Group. The Trustees also noted that the sub-advisory fees for the Fund would be paid by AAMI, not the Fund, out of its advisory fee. The Board also considered that AAMI had agreed to enter into an expense limitation agreement with the Fund, pursuant to which AAMI would agree to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting the Fund’s total annual operating expenses for a period of time.

The Trustees also considered the compensation directly or indirectly expected to be received by AAMI and its affiliates from their relationships with the Fund. The Trustees reviewed information provided by management as to the expected profitability of AAMI and its affiliates’ relationships with the Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered information about court cases regarding adviser profitability, the estimated expense levels of the Fund, and that the Adviser had agreed to implement an expense cap with respect to the Fund for a period of time.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the proposed advisory fee and sub-advisory fees were fair and reasonable, and that the costs of these services generally and the related estimated profitability of AAMI and its affiliates in respect of their relationships with the Fund supported the approval of the Agreements.

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Supplemental Information (Unaudited) (concluded)

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by AAMI and the Sub-Adviser and whether those economies would be shared with the Fund through breakpoints in their investment advisory fee or other means, such as expense waivers or caps. The Trustees noted that the Fund would be subject to an expense cap for a minimum of twelve months whereby AAMI had agreed to waive a portion of its advisory fee and/or reimburse Fund expenses. The Board took into account management’s discussion of potential economies of scale with respect to the Fund. The Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the estimated profitability to AAMI and its affiliates of their relationships with the Fund, as discussed above. The Board also considered the potential effect of the Fund’s growth and size on fees, noting that if the Fund’s assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses.

After reviewing these and related factors, the Trustees considered, within the context of their overall conclusions regarding the Agreements, that the extent to which economies of scale were shared with the Fund supported the approval of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•

whether the funds of the Trust have operated in accordance with their investment objectives and the funds’ record of compliance with their investment restrictions, and the compliance programs of the Trust and AAMI. They also considered the compliance-related resources AAMI and its affiliates were expected to provide to the Fund.

•	the nature, quality, cost and extent of administrative services to be performed by AAMI under the Agreements and under a separate agreement covering administrative services.
•

so-called “fallout benefits” to AAMI, such as the engagement of affiliates of the AAMI to provide distribution and administrative services to the Fund, and the benefits of research made available to AAMI by reason of brokerage commissions generated by the Fund’s securities transactions. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including a majority of the Independent Trustees, concluded that approval of the Agreements would be in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements for an initial two-year period.

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Privacy Statement

Aberdeen Funds appreciates the privacy concerns and expectations of our shareholders. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law.

We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information (“Information”) pertaining to you.

Collection of Information

We collect nonpublic personal information about you from the following sources:

•

Information received from you on account applications, agreements, questionnaires or other forms (which may include your name, address, phone number, social security or taxpayer identification number, and birth date);

•	Information about your transactions with us, our affiliates, or others (which may include account balances and investment activity);

•	Information received from you in written, telephonic or electronic communications with us, our affiliates or others.

Disclosure of Information

We do not disclose any Information about our customers or former customers to third parties, except as permitted by law. We may disclose all of the Information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

Access to Information

We restrict access to your Information except to the extent necessary to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal regulations to guard your Information.

Our privacy policy applies only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of an Aberdeen Fund, we consider you to be a customer of that Fund. Shareholders purchasing or owning shares of a Fund through their bank, broker or other financial institution should consult that financial institution’s privacy policies. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment adviser or other financial service provider, that third-party’s privacy policies may apply to you and the Funds’ privacy policy may not.

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Management Information

Directors

P. Gerald Malone, Chairman

Martin J. Gilbert

Peter D. Sacks

John T. Sheehy

Richard H. McCoy

Warren C. Smith

Jack Solan

Officers

Gary Marshall, President

Vincent McDevitt, Chief Compliance Officer, Vice President

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Vice President and Secretary

Lucia Sitar, Vice President and Assistant Secretary

William Baltrus, Vice President

Alan Goodson, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Timothy Sullivan, Vice President

Sharon Greenstein, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Investment Manager

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Transfer Agent & Fund Accountant

Citi Fund Services

3435 Stelzer Road

Columbus, Ohio 43219

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

JPMorgan Chase Bank*

4 New York Plaza

New York, NY 10008

*	For all Funds except the Asia-Pacific (ex-Japan) Equity Institutional and Emerging Markets Institutional Funds.

State Street Bank and Trust Company**

1 Lincoln Street

Boston, MA 02111

**	For the Asia-Pacific (ex-Japan) Equity Institutional and Emerging Markets Institutional Funds.

Independent Accountants

KPMG LLP

1601 Market Street

Philadelphia, PA 19103-2499

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019-6099

“Aberdeen” is a U.S. registered service mark of Aberdeen Asset Management PLC.

Aberdeen Funds

P.O. Box 183148

Columbus, OH 43218-3148

AOE-0299-0610

Item 2.	Code of Ethics.

Not applicable—for annual reports only.

Item 3.	Audit Committee Financial Expert.

Not applicable—for annual reports only.

Item 4.	Principal Accountant Fees and Services.

Not applicable—for annual reports only.

Item 5.	Audit Committee of Listed Registrants.

Not applicable—for annual reports only.

Item 6.	Investments.

(a)	Included as part of the Report to Stockholders under Item 1 of this form.
(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable—for annual reports only.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Aberdeen Funds

By (Signature and Title)	/s/ Gary Marshall
Gary Marshall, President

Date June 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gary Marshall
Gary Marshall, President

Date June 28, 2010

By (Signature and Title)	/s/ Andrea Melia
Andrea Melia, Treasurer

Date June 28, 2010